UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
AuguStarSM Variable Insurance Products Fund, Inc.
(Exact name of registrant as specified in charter)
One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip Code)
CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202
(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2023

Item 1. Reports To Stockholders.
(a)

AuguStar℠ Variable Insurance Products Fund, Inc.
Annual Report

DECEMBER 31, 2023

AuguStar™ Financial

President's Message	1
The following pages contain Performance, Comments from Adviser/Sub-Adviser, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings (all of which are unaudited), and Schedule of Investments (audited) for each of the Fund’s Portfolios:
AVIP Bond Portfolio (formerly ON Bond Portfolio)	4
AVIP BlackRock Balanced Allocation Portfolio (formerly ON BlackRock Balanced Allocation Portfolio)	10
AVIP BlackRock Advantage International Equity Portfolio (formerly ON BlackRock Advantage International Equity Portfolio)	17
AVIP Fidelity Institutional AM® Equity Growth Portfolio (formerly ON Fidelity Institutional AM® Equity Growth Portfolio and, prior to July 29, 2023, ON Janus Henderson Forty Portfolio )	23
AVIP AB Small Cap Portfolio (formerly ON AB Small Cap Portfolio)	27
AVIP AB Mid Cap Core Portfolio (formerly ON AB Mid Cap Core Portfolio)	34
AVIP S&P 500® Index Portfolio (formerly ON S&P 500® Index Portfolio)	41
AVIP BlackRock Advantage Large Cap Value Portfolio (formerly ON BlackRock Advantage Large Cap Value Portfolio)	49
AVIP Federated High Income Bond Portfolio (formerly ON Federated High Income Bond Portfolio)	54
AVIP Nasdaq-100® Index Portfolio (formerly ON Nasdaq-100® Index Portfolio)	63
AVIP BlackRock Advantage Large Cap Core Portfolio (formerly ON BlackRock Advantage Large Cap Core Portfolio)	67
AVIP BlackRock Advantage Small Cap Growth Portfolio (formerly ON BlackRock Advantage Small Cap Growth Portfolio)	71
AVIP S&P MidCap 400® Index Portfolio (formerly ON S&P MidCap 400® Index Portfolio)	77
AVIP BlackRock Advantage Large Cap Growth Portfolio (formerly ON BlackRock Advantage Large Cap Growth Portfolio)	84
AVIP AB Risk Managed Balanced Portfolio (formerly ON Risk Managed Balanced Portfolio)	88
AVIP Federated Core Plus Bond Portfolio (formerly ON Federated Core Plus Bond Portfolio)	107
AVIP Intech U.S. Low Volatility Portfolio (formerly ON U.S. Low Volatility Portfolio)	123
AVIP AB Relative Value Portfolio (formerly ON AB Relative Value Portfolio)	127
AVIP iShares Managed Risk Balanced Portfolio (formerly ON iShares Managed Risk Balanced Portfolio)	130
AVIP iShares Managed Risk Moderate Growth Portfolio (formerly ON iShares Managed Risk Moderate Growth Portfolio)	133
AVIP iShares Managed Risk Growth Portfolio (formerly ON iShares Managed Risk Growth Portfolio)	136
AVIP Moderately Conservative Model Portfolio (formerly ON Moderately Conservative Model Portfolio)	139
AVIP Balanced Model Portfolio (formerly ON Balanced Model Portfolio)	142
AVIP Moderate Growth Model Portfolio (formerly ON Moderate Growth Model Portfolio)	145
AVIP Growth Model Portfolio (formerly ON Growth Model Portfolio)	148
Statements of Assets and Liabilities	151
Statements of Operations	154
Statements of Changes in Net Assets	157
Financial Highlights	164
Notes to Financial Statements	170
Report of Independent Registered Public Accounting Firm	195
Additional Information (Unaudited)	197
Information about Directors and Officers (Unaudited)	207

President's Message
Dear Investor:
As we reflect on 2023, markets proved to be surprisingly resilient. We entered 2023 after an extraordinarily tumultuous 2022, in which both equities and fixed-income experienced large negative returns, inflation skyrocketed, and expectations of aggressive Federal Reserve ("Fed") action produced a palpable fear of recession. By the end of 2023, a "goldilocks" scenario or "soft landing," in which the Fed brings inflation down to a manageable level while also avoiding plunging the economy into recession, seemed much more likely compared to the start of the year.
Inflation in most developed economies reached highs in 2022. Mid-year, U.S. inflation reached a high of 9.1%, putting profound pressure on consumers to bear the price increases. Aggressive Fed action brought inflation down to 6.4% at the end of 2022, and further interest rate hikes in 2023 have brought inflation down to 3.1% at the end of the year. The speed of the hikes was dramatic, taking the Fed Funds Rate from near zero at the beginning of 2022 to a range of 5.25% to 5.50% at the end of 2023. Historically, this environment typically results in recession. However, at last check, the annualized U.S. GDP growth rate was 4.9%. Although the interest rate hikes did play a part in the dramatic first-quarter collapse of Silicon Valley Bank, Signature Bank, First Republic Bank, and UBS's acquisition of Credit Suisse, these crises were short-lived. The Fed's comments in December indicated that it may cut interest rates in 2024, which would be a welcome occurrence for many fixed-income investors weary of persistent hikes.
From a geopolitical perspective, we've experienced yet another eventful year. The conflict in Ukraine that began in 2022 has ground to a standstill, with little hope on the horizon for resolution. In October, Hamas perpetrated a horrific attack on Israeli civilians. The attack and the responses to it have further enflamed tensions in the Middle East. Looking to China, a major diplomatic crisis took place early in 2023 when the U.S. shot down a Chinese spy balloon that had traversed the U.S. This event preceded U.S./China relations hitting a low point. The relationship began to thaw towards the end of the year, with high-level visits and the re-establishment of military dialogue. The tensions around Taiwan's independence and Chinese encroachment in the South China Sea continue to simmer, even as China remains the U.S. economy's largest trading partner.
Despite the geopolitical and economic turbulence, markets performed well overall in 2023.
Equity Markets
Equity markets experienced a strong bull market during 2023. The largest rally occurred within the seven technology stocks dubbed the "magnificent seven": Apple, Microsoft, Nvidia, Amazon, Meta, Alphabet, and Tesla. Collectively, these stocks were up 111%, with the technology heavy NASDAQ-100 Index returning 55%. The equity markets, particularly larger cap indices, remained quite narrow (i.e., a small number of stocks driving return) for most of the year, with a small number of stocks pushing the entire index higher. However, towards the end of 2023, markets experienced modest broadening. Should the markets continue to broaden, that may be an advantageous environment for active managers.
Within domestic equity markets, the S&P 500®, S&P MidCap 400®, and Russell 2000® indices all posted double-digit positive returns, with +20% returns across the large capitalization spectrum. Growth stocks outperformed value stocks substantially during the year. The S&P 500® Value Index returned 22.23%, while the S&P 500® Growth Index returned

30.03%. The growth stock outperformance during 2023 continues a decade-long trend favoring growth stocks. Additionally, mid- and small-cap names underperformed large-cap companies. Foreign equity markets, while positive, mostly lagged U.S. indices. Emerging markets equity lagged all broad developed market indexes as those economies struggled to digest higher interest rates.
A summary of returns for key equity benchmarks is presented below:
Index	2023 U.S. Dollar Total Returns (price and dividend)
S&P 500®	26.29%
S&P 500® Growth	30.03%
S&P 500® Value	22.23%
S&P MidCap 400®	16.44%
Russell 2000®	16.93%
MSCI All Country World Ex-USA (Net)	15.62%
MSCI Emerging Markets (Net)	9.83%
Fixed Income Markets
Fixed-income markets experienced moderately positive returns in 2023. This came as a relief to many bond investors, who feared a third consecutive year of negative bond returns. Interest rates rose substantially during the first half of the year, but moderated and eventually fell slightly by the end of 2023. The yield curve continues to be inverted, where long-term bond yields are lower than shorter-term yields, and has been inverted since mid-2022, making this an exceptionally long period without resolution to the inversion. During 2023, credit risk was rewarded, both in high-quality and low-quality issuers, with corporate bonds outperforming other bond indexes.
The Bloomberg U.S. Aggregate Bond Index posted a total return of 5.53% during 2023. Lower-quality indices, like the Bloomberg U.S. Corporate Bond Index and the Bloomberg U.S. Corporate High Yield Bond Index, provided total returns of 8.52% and 13.45%, respectively. The Bloomberg U.S. Securitized Index, a higher quality, shorter duration index, provided a return of 5.08% for the year.  The table below illustrates the returns of the various indices.
Index	2023 U.S. Dollar Total Returns (price and interest)
Bloomberg U.S. Aggregate Bond	5.53%
Bloomberg U.S. Treasury	4.05%
Bloomberg U.S. Securitized	5.08%
Bloomberg U.S. Corporate Bond	8.52%
Bloomberg U.S. Corporate High Yield Bond	13.45%
AuguStarSM Variable Insurance Products Fund, Inc.
The AuguStarSM Variable Insurance Products Fund, Inc., rebranded from Ohio National Fund, Inc., continues to offer a wide array of investment options that can be used to build a diversified portfolio. During 2023, 15 of the 22 actively managed portfolios beat their respective peer groups, substantially beating the success rate of active managers as a whole. In addition, before expenses, the returns of the three index portfolios performed in line with their respective indices during the year.

Looking Ahead
We started 2023 with the distinct possibility of a recession on the horizon. As we moved through the year, the prospect of a soft landing, in which inflation is controlled while avoiding recession, brightened considerably, though a recession is certainly still possible. At its December 2023 meeting, the Fed signaled the possibility of rate cuts as we move through 2024, citing the long-run effects of the previous rate hikes. The economy will likely continue to digest higher interest rates, affecting industries like housing for an extended period of time. Looking to 2024, the biggest question is whether inflation will continue to fall and meet the Fed's 2% target inflation rate. Within equity markets, many indexes are closing in on or have reached new highs. Within fixed-income markets, we continue to look for a resolution in the unusually long yield curve inversion.
Thank you for entrusting your assets with AuguStarSM Variable Insurance Products Fund, Inc. We look forward to serving your financial needs in the years ahead.
We appreciate your trust,
Thomas G. Mooney
Interim President, AuguStarSM Variable Insurance Products Fund, Inc.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Bond Portfolio (Unaudited)
Objective/Strategy
The AVIP Bond Portfolio (formerly ON Bond Portfolio) seeks a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.
Performance as of December 31, 2023
Average Annual returns
One year	8.30%
Five years	2.61%
Ten years	2.74%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.61% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.    For the year ended December 31, 2023, the Portfolio returned 8.30% versus 8.40% for its benchmark, the ICE BofA U.S. Corporate Index.
Q.  What affected the Portfolio’s performance?
A.   Fixed income markets registered positive returns for 2023, despite the Federal Reserve raising the Fed Funds rate.  While short term interest rates increased, overall interest rates didn’t move substantially compared to 2022.  The Treasury curve actually steepened slightly from the 2 year to 30 year Treasury rate during the year.  Credit spreads also declined during the period.  In this environment, lower quality bonds and bonds with an intermediate maturity outperformed the benchmark, while higher quality bonds underperformed the benchmark.
The Portfolio’s performance for the year was broadly in line with the benchmark, with a slight underperformance as the end result.  The allocation to lower quality bonds enhanced performance, as credit spreads tightened, and lower quality bonds outperformed the benchmark.  From an industry perspective, the Portfolio’s holdings in the Materials, Consumer Discretionary, and Information Technology sectors contributed to relative performance.  Holdings in Financials, and more specifically, regional bank bonds, detracted from relative performance.  Security selection was slightly positive for the year, while sector allocation was slightly negative.  Lastly, the Portfolio’s holdings in 2 year to 10 year bonds outperformed slightly during the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Corporate Bonds (4)	93.2
Asset-Backed Securities (4)	2.2
U.S. Treasury Obligations	1.7
Other Net Assets	2.9
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Lear Corp. 4.250%, 05/15/2029	1.7
2.	Amgen, Inc. 5.600%, 03/02/2043	1.4
3.	Marriott International, Inc. 4.900%, 04/15/2029	1.3
4.	MPLX LP 5.000%, 03/01/2033	1.3
5.	Kinross Gold Corp. 4.500%, 07/15/2027	1.3
6.	Ares Capital Corp. 3.200%, 11/15/2031	1.3
7.	Boeing Co. / The 3.200%, 03/01/2029	1.3
8.	Hasbro, Inc. 3.900%, 11/19/2029	1.2
9.	Bank of Montreal 3.803%, 12/15/2032	1.2
10.	RPM International, Inc. 4.250%, 01/15/2048	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	26.6
Industrials	10.4
Consumer Staples	10.2
Consumer Discretionary	9.4
Energy	8.7
Utilities	7.8
Materials	5.8
Health Care	5.3
Communication Services	4.8
Information Technology	3.6
Real Estate	2.8
95.4

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Bond Portfolio

Schedule of Investments	December 31, 2023
Corporate Bonds–93.2%		Rate	Maturity	Face Amount	Value
Communication Services–4.8%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$ 965,826
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		3.700%	04/01/2051	1,000,000	650,430
Comcast Corp. (Media)		3.250%	11/01/2039	3,000,000	2,430,002
Meta Platforms, Inc. (Interactive Media & Svs.)		4.950%	05/15/2033	1,000,000	1,032,119
Time Warner Cable LLC (Media)		6.550%	05/01/2037	2,000,000	1,970,538
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,800,000	1,706,943
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,500,000	1,443,126
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	679,880
					10,878,864
Consumer Discretionary–9.4%
Amazon.com, Inc. (Broadline Retail)		3.875%	08/22/2037	1,000,000	927,935
Aptiv PLC (Automobile Components)		4.350%	03/15/2029	1,000,000	975,267
Aptiv PLC / Aptiv Corp. (Automobile Components)		3.250%	03/01/2032	2,000,000	1,766,792
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	1,500,000	1,245,719
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	995,437
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	3,000,000	2,789,914
Home Depot, Inc. / The (Specialty Retail)		2.375%	03/15/2051	2,000,000	1,262,817
Lear Corp. (Automobile Components)		4.250%	05/15/2029	4,000,000	3,848,543
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	2,000,000	1,360,445
M.D.C. Holdings, Inc. (Household Durables)		3.850%	01/15/2030	2,000,000	1,828,869
Magna International, Inc. (Automobile Components)		3.625%	06/15/2024	1,000,000	990,503
Marriott International, Inc. (Hotels, Restaurants & Leisure)		4.900%	04/15/2029	3,000,000	3,019,497
					21,011,738
Consumer Staples–10.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	1,993,474
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	980,241
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	1,892,945
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	956,396
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	2,000,000	1,979,617
Brown-Forman Corp. (Beverages)		4.750%	04/15/2033	2,000,000	2,039,084
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	1,000,000	755,181
Coca-Cola Co. / The (Beverages)		2.500%	03/15/2051	1,000,000	671,362
Constellation Brands, Inc. (Beverages)		5.000%	02/02/2026	500,000	498,183
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,800,000	1,532,110
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)		5.750%	04/01/2033	1,200,000	1,188,704
Kimberly-Clark Corp. (Household Products)		1.050%	09/15/2027	2,000,000	1,783,258
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	1,200,000	1,115,422
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	2,500,000	2,344,333
Pilgrim's Pride Corp. (Food Products)		6.250%	07/01/2033	1,500,000	1,543,386
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	2,000,000	1,641,845
					22,915,541
Energy–8.7%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	1,691,698
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	957,929
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		1.749%	08/10/2030	1,000,000	846,802
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,800,000	1,594,819
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	1,992,174
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	1,000,000	984,182
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	992,287
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	891,642
MPLX LP (Oil, Gas & Consumable Fuels)		5.000%	03/01/2033	3,000,000	2,938,782
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	1,000,000	1,014,502
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	1,032,908
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,000,000	867,771
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a)	2.900%	03/01/2030	1,000,000	880,764
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	820,649
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	963,839
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	968,739
					19,439,487
Financials–26.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		3.300%	01/30/2032	1,500,000	1,305,495
American Express Co. (Rate is fixed until 08/03/2032, at which point, the rate becomes SOFR + 176) (Consumer Finance)	(b)	4.420%	08/03/2033	1,800,000	1,733,017
Ares Capital Corp. (Capital Markets)		3.200%	11/15/2031	3,500,000	2,927,107
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	984,875

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bank of America Corp. (Rate is fixed until 03/08/2032, at which point, the rate becomes H15T5Y + 200) (Banks)	(b)	3.846%	03/08/2037	$1,000,000	$ 878,006
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	2,800,000	2,575,775
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	1,000,000	893,189
BlackRock, Inc. (Capital Markets)		2.100%	02/25/2032	2,000,000	1,670,005
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b)	2.280%	01/28/2026	1,500,000	1,446,567
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	2,000,000	1,902,822
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	975,845
Citigroup, Inc. (Banks)		4.450%	09/29/2027	2,000,000	1,954,018
Credit Suisse AG (Banks)		7.950%	01/09/2025	2,000,000	2,044,043
Discover Bank (Banks)		USISOA05 + 173	08/09/2028	2,000,000	1,926,380
General Motors Financial Co., Inc. (Consumer Finance)		6.400%	01/09/2033	2,000,000	2,128,206
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	1,958,776
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	983,263
Jefferies Financial Group, Inc. (Capital Markets)		4.850%	01/15/2027	1,800,000	1,792,713
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	2,000,000	1,919,171
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes TSFR3M + 252) (Banks)	(b)	2.956%	05/13/2031	2,000,000	1,757,547
KeyCorp (Rate is fixed until 06/01/2032, at which point, the rate becomes SOFRINDX + 206) (Banks)	(b)	4.789%	06/01/2033	2,500,000	2,295,242
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,386,781
Mitsubishi UFJ Financial Group, Inc. (Rate is fixed until 02/22/2033, at which point, the rate becomes H15T1Y + 163) (Banks)	(b)	5.441%	02/22/2034	2,000,000	2,067,055
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	970,709
Morgan Stanley (Rate is fixed until 10/18/2027, at which point, the rate becomes SOFR + 224) (Capital Markets)	(b)	6.296%	10/18/2028	2,000,000	2,095,078
PNC Bank N.A. (Banks)		2.700%	10/22/2029	2,500,000	2,191,448
State Street Corp. (Capital Markets)		2.200%	03/03/2031	2,000,000	1,664,594
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	989,003
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	2,000,000	1,941,970
Truist Financial Corp. (Rate is fixed until 10/28/2032, at which point, the rate becomes SOFR + 230) (Banks)	(b)	6.123%	10/28/2033	1,000,000	1,038,015
U.S. Bancorp (Banks)		1.375%	07/22/2030	2,000,000	1,611,991
Wells Fargo & Co. (Rate is fixed until 07/25/2028, at which point, the rate becomes SOFR + 174) (Banks)	(b)	5.574%	07/25/2029	1,000,000	1,021,068
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes TSFR3M + 143) (Banks)	(b)	2.879%	10/30/2030	2,000,000	1,777,924
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b)	3.068%	04/30/2041	1,200,000	907,867
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	878,007
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b)	2.894%	02/04/2030	1,500,000	1,445,043
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISOA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,730,601
					59,769,216
Health Care–5.3%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	934,789
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	2,000,000	1,782,308
Amgen, Inc. (Biotechnology)		5.600%	03/02/2043	3,000,000	3,099,931
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.950%	06/30/2030	2,000,000	1,790,417
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	1,000,000	871,610
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,800,000	1,479,975
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5.050%	04/15/2053	2,000,000	2,020,350
					11,979,380
Industrials–8.2%
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,929,531
BAE Systems PLC (Aerospace & Defense)	(a)	1.900%	02/15/2031	2,000,000	1,643,758
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	3,000,000	2,805,582
Canadian Pacific Railway Co. (Ground Transportation)		2.050%	03/05/2030	1,300,000	1,112,565
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	2,024,659
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	1,000,000	857,136
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	915,680
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	1,000,000	977,078
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,342,560
TTX Co. (Ground Transportation)	(a)	5.650%	12/01/2052	2,000,000	2,138,931

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Union Pacific Corp. (Ground Transportation)		3.250%	08/15/2025	$1,000,000	$ 977,363
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	1,790,968
					18,515,811
Information Technology–3.6%
Broadcom, Inc. (Semiconductors & Equip.)	(a)	2.600%	02/15/2033	2,000,000	1,647,698
Intel Corp. (Semiconductors & Equip.)		4.875%	02/10/2026	2,000,000	2,014,846
Micron Technology, Inc. (Semiconductors & Equip.)		6.750%	11/01/2029	2,000,000	2,161,172
VMware LLC (Software)		2.200%	08/15/2031	2,800,000	2,320,115
					8,143,831
Materials–5.8%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	986,788
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	800,000	768,429
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,341,199
Glencore Funding LLC (Metals & Mining)	(a)	2.850%	04/27/2031	2,000,000	1,724,601
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	3,000,000	2,933,334
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	1,860,772
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	2,488,006
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	1,000,000	900,995
					13,004,124
Real Estate–2.8%
Alexandria Real Estate Equities, Inc. (Office REITs)		3.950%	01/15/2028	1,000,000	959,366
Healthcare Realty Holdings LP (Health Care REITs)		3.875%	05/01/2025	1,400,000	1,358,167
Healthcare Realty Holdings LP (Health Care REITs)		3.625%	01/15/2028	1,000,000	921,636
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.625%	12/01/2029	1,300,000	1,224,924
Welltower OP LLC (Health Care REITs)		4.250%	04/01/2026	1,000,000	984,551
Welltower OP LLC (Health Care REITs)		2.700%	02/15/2027	1,000,000	937,383
					6,386,027
Utilities–7.8%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	835,449
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,351,000	1,070,867
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	2,000,000	1,824,765
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	1,804,458
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	2,000,000	1,749,154
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	848,918
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,000,000	770,494
Duke Energy Indiana LLC (Electric Utilities)		5.400%	04/01/2053	500,000	509,080
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	946,887
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	1,555,521
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	1,467,232
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	880,354
NiSource, Inc. (Multi-Utilities)		5.250%	03/30/2028	2,000,000	2,039,233
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,204,471
					17,506,883
Total Corporate Bonds (Cost $227,798,060)					$209,550,902

Asset-Backed Securities–2.2%		Rate	Maturity	Face Amount	Value
Industrials–2.2%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$1,276,455	$ 1,207,980
FedEx Corp. 2020-1 Class AA Pass Through Trust		1.875%	02/20/2034	2,518,746	2,092,706
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	952,083	901,526
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	833,470	704,769
Total Asset-Backed Securities (Cost $5,580,755)					$ 4,906,981

U.S. Treasury Obligations–1.7%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		4.500%	11/15/2025	$2,000,000	$ 2,006,719
U.S. Treasury Note		3.375%	05/15/2033	2,000,000	1,919,375
Total U.S. Treasury Obligations (Cost $3,917,436)					$ 3,926,094
Total Investments – 97.1% (Cost $237,296,251)	(c)				$218,383,977
Other Assets in Excess of Liabilities – 2.9%					6,556,475
Net Assets – 100.0%					$224,940,452

Percentages are stated as a percent of net assets.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Abbreviations:
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 4.790% at 12/31/2023
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.840% at 12/31/2023
REITs:	Real Estate Investment Trusts
SOFR:	Secured Overnight Financing Rate, 5.380% at 12/31/2023
SOFRINDX:	Secured Overnight Financing Rate ("SOFR") Compounded Index, 1.115% at 12/31/2023
TSFR3M:	Quarterly CME Term Secured Overnight Financing Rate ("SOFR"), 5.331% at 12/31/2023
USISOA05:	5 Year Secured Overnight Financing Rate ("SOFR") Spread-Adjusted ICE Swap Rate, 3.821% at 12/31/2023
USSW5:	USD Swap Semi 30/360 5 Year. This rate is linked to U.S. LIBOR, which is no longer published. An alternate reference rate will be determined by the issuer prior to the date the security becomes a variable rate instrument.

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2023, the value of these securities totaled $17,122,242, or 7.6% of the Portfolio’s net assets.
(b)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2023.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Balanced Allocation Portfolio (Unaudited)
Objective/Strategy
The  AVIP BlackRock Balanced Allocation Portfolio (formerly ON BlackRock Balanced Allocation Portfolio) seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
Performance as of December 31, 2023
Average Annual returns
One year	21.13%
Five years	11.96%
Ten years	8.67%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.55% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser/Adviser
Q.  How did the Portfolio perform in comparison to its benchmarks during the reporting period?
A.  For the year ended December 31, 2023, the Portfolio returned 21.13% versus 26.29% for its benchmark, the S&P 500® Index.  The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofA U.S. Corporate Index, returned 20.72% for the year ended December 31, 2023.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio’s equity and fixed income sleeves underperformed the primary benchmark for the year and the fixed income sleeve also underperformed the fixed income portion of the secondary benchmark.  As equities had higher returns than fixed income securities during the year, the Portfolio’s allocation to fixed income securities was the primary driver of underperformance compared to the primary benchmark.
In the equity sleeve, underperformance for the year was driven by security selection within Health Care, followed by Consumer Staples and Industrials.  Some of the underperformance was offset by selection within Information Technology, Communication Services, and Financials.  Top individual contributors to relative performance were NVIDIA Corp., Exxon Mobil Corp., and NextEra Energy, Inc, while the largest detractors were The Hershey Co., Broadcom, Inc., and Bristol-Myers Squibb Co.
In the fixed income sleeve, security selection was slightly positive for the year, while sector allocation was negative.  The allocation to lower quality, BBB rated bonds enhanced performance for the year, as credit spreads tightened, and lower quality bonds outperformed the benchmark.  From an industry perspective, the Portfolio’s holdings in the Materials, Consumer Discretionary, Consumer Staples and Information Technology sectors contributed to relative performance vs. the fixed income sleeve of the secondary benchmark.  Holdings in Financials, and more specifically, regional bank bonds, detracted from performance.  The Portfolio’s exposure to the Energy sector also detracted from performance.  Lastly, the Portfolio’s holdings in 3 year to 10 year bonds outperformed slightly during the period.  (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	71.8
Corporate Bonds (4)	23.6
U.S. Treasury Obligations	2.5
Asset-Backed Securities (4)	0.5
Other Net Assets	1.6
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	5.9
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	3.3
4.	NVIDIA Corp.	3.0
5.	U.S. Treasury Note 4.500%, 11/15/2033	2.5
6.	Alphabet, Inc. Class A	2.3
7.	Meta Platforms, Inc. Class A	1.7
8.	Mastercard, Inc. Class A	1.5
9.	Visa, Inc.	1.3
10.	Alphabet, Inc. Class C	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	22.2
Financials	16.0
Health Care	10.3
Consumer Discretionary	9.6
Industrials	8.6
Communication Services	8.0
Consumer Staples	7.8
Energy	5.2
Utilities	3.6
Materials	2.4
Real Estate	2.2
95.9

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Balanced Allocation Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–71.8%		Shares	Value
Communication Services–6.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	67,013	$ 9,361,046
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	37,820	5,329,972
Comcast Corp. Class A (Media)		43,121	1,890,856
Electronic Arts, Inc. (Entertainment)		7,721	1,056,310
Fox Corp. Class A (Media)		74,887	2,221,897
Fox Corp. Class B (Media)		1,061	29,337
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	19,784	7,002,745
Warner Bros. Discovery, Inc. (Entertainment)	(a)	13,207	150,296
			27,042,459
Consumer Discretionary–8.1%
Amazon.com, Inc. (Broadline Retail)	(a)	90,317	13,722,765
AutoNation, Inc. (Specialty Retail)	(a)	4,929	740,237
Best Buy Co., Inc. (Specialty Retail)		31,031	2,429,107
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	153	542,725
D.R. Horton, Inc. (Household Durables)		3,380	513,692
General Motors Co. (Automobiles)		107,574	3,864,058
Home Depot, Inc. / The (Specialty Retail)		4,093	1,418,429
McDonald's Corp. (Hotels, Restaurants & Leisure)		3,023	896,350
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	16,939	1,055,977
Tesla, Inc. (Automobiles)	(a)	12,425	3,087,364
TJX Cos., Inc. / The (Specialty Retail)		42,321	3,970,133
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		35,105	1,372,255
			33,613,092
Consumer Staples–4.5%
Archer-Daniels-Midland Co. (Food Products)		30,097	2,173,605
Coca-Cola Co. / The (Beverages)		55,470	3,268,847
Colgate-Palmolive Co. (Household Products)		11,770	938,187
Hershey Co. / The (Food Products)		13,001	2,423,907
Kimberly-Clark Corp. (Household Products)		27,261	3,312,484
PepsiCo, Inc. (Beverages)		23,139	3,929,928
Sysco Corp. (Consumer Staples Distribution & Retail)		5,500	402,215
Walmart, Inc. (Consumer Staples Distribution & Retail)		13,716	2,162,327
			18,611,500
Energy–2.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)		8,893	1,326,480
ConocoPhillips (Oil, Gas & Consumable Fuels)		10,116	1,174,164
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		32,990	1,494,447
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		16,253	1,965,800
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		9,840	983,803
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		11,636	1,726,317
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,730	389,043
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		10,309	1,340,170
			10,400,224
Financials–9.1%
Bank of America Corp. (Banks)		127,984	4,309,221
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)	4,851	1,730,158
Block, Inc. (Financial Services)	(a)	23,949	1,852,455
Citizens Financial Group, Inc. (Banks)		25,965	860,480
Invesco Ltd. (Capital Markets)		50,980	909,483
JPMorgan Chase & Co. (Banks)		1,469	249,877
KeyCorp (Banks)		42,161	607,118
Marsh & McLennan Cos., Inc. (Insurance)		14,691	2,783,504
Mastercard, Inc. Class A (Financial Services)		14,220	6,064,972
MetLife, Inc. (Insurance)		37,576	2,484,901
Moody's Corp. (Capital Markets)		7,714	3,012,780
Nasdaq, Inc. (Capital Markets)		44,572	2,591,416
Regions Financial Corp. (Banks)		26,355	510,760
Reinsurance Group of America, Inc. (Insurance)		4,076	659,415
Travelers Cos., Inc. / The (Insurance)		12,246	2,332,741
Visa, Inc. (Financial Services)		21,353	5,559,254
W.R. Berkley Corp. (Insurance)		13,903	983,220
			37,501,755
Health Care–9.4%
Abbott Laboratories (Health Care Equip. & Supplies)		16,176	1,780,492

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Health Care (continued)
AbbVie, Inc. (Biotechnology)		12,506	$ 1,938,055
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		16,210	2,253,676
Amgen, Inc. (Biotechnology)		15,425	4,442,708
Bristol-Myers Squibb Co. (Pharmaceuticals)		52,406	2,688,952
Cencora, Inc. (Health Care Providers & Svs.)		2,321	476,687
Cigna Group / The (Health Care Providers & Svs.)		1,676	501,878
Elevance Health, Inc. (Health Care Providers & Svs.)		8,251	3,890,841
Eli Lilly & Co. (Pharmaceuticals)		5,643	3,289,418
Exelixis, Inc. (Biotechnology)	(a)	27,311	655,191
Gilead Sciences, Inc. (Biotechnology)		12,499	1,012,544
HCA Healthcare, Inc. (Health Care Providers & Svs.)		5,050	1,366,934
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	8,414	601,180
Incyte Corp. (Biotechnology)	(a)	33,701	2,116,086
Johnson & Johnson (Pharmaceuticals)		5,808	910,346
Medtronic PLC (Health Care Equip. & Supplies)		50,580	4,166,780
Merck & Co., Inc. (Pharmaceuticals)		3,385	369,033
Pfizer, Inc. (Pharmaceuticals)		47,715	1,373,715
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,640	1,440,396
ResMed, Inc. (Health Care Equip. & Supplies)		2,717	467,378
Stryker Corp. (Health Care Equip. & Supplies)		8,417	2,520,555
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		908	478,035
			38,740,880
Industrials–6.1%
A.O. Smith Corp. (Building Products)		4,840	399,010
AECOM (Construction & Engineering)		15,692	1,450,412
AMETEK, Inc. (Electrical Equip.)		2,182	359,790
Cintas Corp. (Commercial Svs. & Supplies)		3,509	2,114,734
CNH Industrial N.V. (Machinery)		38,917	474,009
Illinois Tool Works, Inc. (Machinery)		6,398	1,675,892
Lockheed Martin Corp. (Aerospace & Defense)		8,896	4,032,023
Old Dominion Freight Line, Inc. (Ground Transportation)		1,952	791,204
Oshkosh Corp. (Machinery)		28,123	3,048,814
Republic Services, Inc. (Commercial Svs. & Supplies)		7,598	1,252,986
Rockwell Automation, Inc. (Electrical Equip.)		3,026	939,512
Snap-on, Inc. (Machinery)		4,729	1,365,924
Timken Co. / The (Machinery)		7,024	562,974
United Parcel Service, Inc. Class B (Air Freight & Logistics)		16,603	2,610,490
Valmont Industries, Inc. (Construction & Engineering)		4,521	1,055,699
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,985	1,644,950
Xylem, Inc. (Machinery)		11,376	1,300,959
			25,079,382
Information Technology–21.1%
Adobe, Inc. (Software)	(a)	5,898	3,518,747
Amdocs Ltd. (IT Svs.)		6,133	539,029
Apple, Inc. (Tech. Hardware, Storage & Periph.)		124,908	24,048,536
Applied Materials, Inc. (Semiconductors & Equip.)		26,297	4,261,955
Autodesk, Inc. (Software)	(a)	2,811	684,422
Broadcom, Inc. (Semiconductors & Equip.)		439	490,034
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		120,831	2,051,710
Intel Corp. (Semiconductors & Equip.)		41,570	2,088,892
Lam Research Corp. (Semiconductors & Equip.)		954	747,230
Manhattan Associates, Inc. (Software)	(a)	10,723	2,308,876
Micron Technology, Inc. (Semiconductors & Equip.)		1,184	101,043
Microsoft Corp. (Software)		64,437	24,230,889
NVIDIA Corp. (Semiconductors & Equip.)		25,342	12,549,865
Oracle Corp. (Software)		5,609	591,357
QUALCOMM, Inc. (Semiconductors & Equip.)		29,536	4,271,792
Salesforce, Inc. (Software)	(a)	10,711	2,818,493
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		13,953	1,960,397
			87,263,267
Materials–1.4%
Ecolab, Inc. (Chemicals)		18,768	3,722,633
LyondellBasell Industries N.V. Class A (Chemicals)		12,218	1,161,687
Nucor Corp. (Metals & Mining)		4,123	717,567
			5,601,887

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)	Shares	Value
Real Estate–1.6%
Camden Property Trust (Residential REITs)	13,042	$ 1,294,940
EastGroup Properties, Inc. (Industrial REITs)	3,081	565,487
Equinix, Inc. (Specialized REITs)	700	563,773
Equity Residential (Residential REITs)	31,408	1,920,913
Public Storage (Specialized REITs)	3,159	963,495
Simon Property Group, Inc. (Retail REITs)	10,266	1,464,342
		6,772,950
Utilities–1.5%
AES Corp. / The (Ind. Power & Renewable Elec.)	84,140	1,619,695
CMS Energy Corp. (Multi-Utilities)	6,133	356,143
Evergy, Inc. (Electric Utilities)	8,708	454,558
Hawaiian Electric Industries, Inc. (Electric Utilities)	31,842	451,838
OGE Energy Corp. (Electric Utilities)	9,539	333,197
PPL Corp. (Electric Utilities)	109,826	2,976,285
		6,191,716
Total Common Stocks (Cost $247,583,169)		$296,819,112

Corporate Bonds–23.6%		Rate	Maturity	Face Amount	Value
Communication Services–1.5%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$ 1,000,000	$ 965,826
Comcast Corp. (Media)		3.250%	11/01/2039	2,000,000	1,620,001
Time Warner Cable LLC (Media)		6.550%	05/01/2037	1,000,000	985,269
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,200,000	1,137,962
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	962,084
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	679,880
					6,351,022
Consumer Discretionary–1.5%
Amazon.com, Inc. (Broadline Retail)		3.875%	08/22/2037	1,000,000	927,935
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	1,000,000	830,479
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	995,437
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	1,859,942
Lear Corp. (Automobile Components)		3.500%	05/30/2030	1,000,000	890,908
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	1,000,000	680,222
					6,184,923
Consumer Staples–3.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	1,993,474
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	956,396
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	1,000,000	989,809
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	2,000,000	1,510,363
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	1,800,593
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,200,000	1,021,407
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)		5.750%	04/01/2033	800,000	792,469
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	800,000	743,615
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	937,733
Pilgrim's Pride Corp. (Food Products)		6.250%	07/01/2033	1,000,000	1,028,924
Target Corp. (Consumer Staples Distribution & Retail)		2.350%	02/15/2030	2,000,000	1,784,478
					13,559,261
Energy–2.7%
Baker Hughes Holdings LLC (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	955,614
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	957,929
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,200,000	1,063,213
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	996,087
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	1,000,000	984,182
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	992,287
MPLX LP (Oil, Gas & Consumable Fuels)		5.000%	03/01/2033	2,000,000	1,959,188
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,301,656
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b)	2.900%	03/01/2030	1,000,000	880,764
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	963,839
					11,054,759
Financials–6.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		4.875%	01/16/2024	1,000,000	999,361
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		3.300%	01/30/2032	1,000,000	870,330
American Express Co. (Rate is fixed until 08/03/2032, at which point, the rate becomes SOFR + 176) (Consumer Finance)	(c)	4.420%	08/03/2033	1,200,000	1,155,345

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Ares Capital Corp. (Capital Markets)		3.200%	11/15/2031	$ 1,500,000	$ 1,254,475
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	183,984
BlackRock, Inc. (Capital Markets)		2.100%	02/25/2032	1,000,000	835,003
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c)	2.280%	01/28/2026	1,000,000	964,378
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	1,000,000	951,411
Citigroup, Inc. (Banks)		4.125%	07/25/2028	1,000,000	960,260
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	890,395
Citigroup, Inc. (Rate is fixed until 05/01/2031, at which point, the rate becomes SOFR + 117) (Banks)	(c)	2.561%	05/01/2032	2,000,000	1,668,656
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	976,279
Discover Bank (Banks)		USISOA05 + 173	08/09/2028	250,000	240,797
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	06/10/2031	2,000,000	1,676,915
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	979,388
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	959,586
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes TSFR3M + 252) (Banks)	(c)	2.956%	05/13/2031	1,000,000	878,774
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	970,709
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c)	2.699%	01/22/2031	1,500,000	1,311,265
PNC Bank N.A. (Banks)		4.050%	07/26/2028	1,500,000	1,445,353
State Street Corp. (Capital Markets)		2.200%	03/03/2031	1,000,000	832,297
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	989,003
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	2,500,000	2,326,882
U.S. Bancorp (Banks)		1.375%	07/22/2030	1,000,000	805,995
Wells Fargo & Co. (Rate is fixed until 07/25/2028, at which point, the rate becomes SOFR + 174) (Banks)	(c)	5.574%	07/25/2029	1,000,000	1,021,068
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c)	3.068%	04/30/2041	800,000	605,245
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(c)	2.894%	02/04/2030	1,500,000	1,445,043
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISOA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	192,289
					28,390,486
Health Care–0.9%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	934,790
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,200,000	986,650
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	1,957,595
					3,879,035
Industrials–2.0%
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,929,531
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,402,791
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	1,012,329
TTX Co. (Ground Transportation)	(b)	5.650%	12/01/2052	1,000,000	1,069,466
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	976,240
Waste Connections, Inc. (Commercial Svs. & Supplies)		2.600%	02/01/2030	2,000,000	1,794,336
					8,184,693
Information Technology–1.1%
Broadcom, Inc. (Semiconductors & Equip.)	(b)	2.600%	02/15/2033	1,000,000	823,849
HP, Inc. (Tech. Hardware, Storage & Periph.)		2.650%	06/17/2031	2,000,000	1,702,115
Oracle Corp. (Software)		4.300%	07/08/2034	1,000,000	933,717
VMware LLC (Software)		2.200%	08/15/2031	1,200,000	994,335
					4,454,016
Materials–1.0%
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,341,199
Glencore Funding LLC (Metals & Mining)	(b)	2.850%	04/27/2031	2,000,000	1,724,601
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	977,778
					4,043,578
Real Estate–0.6%
Alexandria Real Estate Equities, Inc. (Office REITs)		3.950%	01/15/2028	1,000,000	959,366

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Real Estate (continued)
American Tower Corp. (Specialized REITs)		2.750%	01/15/2027	$ 1,000,000	$ 937,338
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(b)	4.625%	12/01/2029	700,000	659,574
					2,556,278
Utilities–2.1%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	835,449
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,000,000	792,648
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	1,000,000	912,383
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	1,000,000	898,389
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	874,577
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	848,918
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,155,740
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	724,806
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	172,836
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	1,000,000	733,616
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,000,000	802,981
					8,752,343
Total Corporate Bonds (Cost $110,137,660)					$ 97,410,394

U.S. Treasury Obligations–2.5%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	4.500%	11/15/2033	$10,000,000	$ 10,498,438
Total U.S. Treasury Obligations (Cost $10,540,250)				$ 10,498,438

Asset-Backed Securities–0.5%		Rate	Maturity	Face Amount	Value
Industrials–0.5%
FedEx Corp. 2020-1 Class AA Pass Through Trust		1.875%	02/20/2034	$ 1,679,164	$ 1,395,137
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	105,787	100,170
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	833,470	704,769
Total Asset-Backed Securities (Cost $2,618,422)					$ 2,200,076
Total Investments – 98.4% (Cost $370,879,501)	(d)				$406,928,020
Other Assets in Excess of Liabilities – 1.6%	(e)				6,471,755
Net Assets – 100.0%					$413,399,775

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.840% at 12/31/2023
REITs:	Real Estate Investment Trusts
SOFR:	Secured Overnight Financing Rate, 5.380% at 12/31/2023
TSFR3M:	Quarterly CME Term Secured Overnight Financing Rate ("SOFR"), 5.331% at 12/31/2023
USISOA05:	5 Year Secured Overnight Financing Rate ("SOFR") Spread-Adjusted ICE Swap Rate, 3.821% at 12/31/2023
USSW5:	USD Swap Semi 30/360 5 Year. This rate is linked to U.S. LIBOR, which is no longer published. An alternate reference rate will be determined by the issuer prior to the date the security becomes a variable rate instrument.

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2023, the value of these securities totaled $5,331,090, or 1.3% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2023.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(e)	Includes $236,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	20	March 15, 2024	$4,718,909	$4,820,001	$101,092	$(10,468)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage International Equity Portfolio (Unaudited)
Objective/Strategy
The AVIP BlackRock Advantage International Equity Portfolio (formerly ON BlackRock Advantage International Equity Portfolio)seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).
Performance as of December 31, 2023
Average Annual returns
One year	18.94%
Five years	8.52%
Ten years	3.57%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.89% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.    For the year ended December 31, 2023, the Portfolio returned 18.94% versus 18.24% for its benchmark, the MSCI EAFE Index (Net – USD).
Q.  What affected the Portfolio’s performance?
A.   Stock selection drove the Portfolio’s outperformance for the year, with fundamental insights driving gains. Traditional valuation measures that track company sales, research expenditures, and other financial statement metrics performed particularly well, as the move higher in interest rates broadly rewarded value styles. These measures aided successful stock selection and motivated overweights to domestically oriented Japanese stocks that were most exposed to an expected policy normalization by the Bank of Japan.  Country allocation decisions detracted overall, but were more than offset by selection within Germany, France, and Japan, specifically.
From a sector perspective, selection within Health Care led outperformance for the year, followed by selection within Information Technology and Industrials.  Allocation decisions within Consumer Discretionary and Financials detracted.  Top individual contributors to relative performance for the year were Logitech International SA, Mitsubishi Corp., and SAP SE, while top detractors were AIA Group Ltd., Astellas Pharma, Inc., and British American Tobacco PLC. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4) (5)	97.8
Preferred Securities (4) (5)	0.0
Other Net Assets	2.2
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Novo Nordisk A/S Class B	2.9
2.	Nestle SA	2.8
3.	ASML Holding N.V.	2.2
4.	Novartis AG	2.2
5.	BHP Group Ltd.	2.0
6.	SAP SE	1.8
7.	Siemens AG	1.8
8.	Shell PLC	1.8
9.	Tokyo Electron Ltd.	1.5
10.	AIA Group Ltd.	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):

% of Net Assets
Japan	21.7
United Kingdom	13.9
Germany	10.1
Switzerland	9.5
France	9.0
Netherlands	5.5
Australia	5.5
Denmark	4.2
Sweden	2.8
Italy	2.7
(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Industrials	19.8
Financials	15.1
Consumer Discretionary	13.0
Health Care	11.5
Information Technology	9.3
Consumer Staples	8.1
Materials	5.4
Communication Services	5.2
Energy	4.3
Utilities	3.7
Real Estate	2.4
97.8

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage International Equity Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–97.8%		Shares	Value
Japan–21.7%
ANA Holdings, Inc. (Industrials)	(a)(b)	1,800	$ 39,007
Asahi Kasei Corp. (Materials)	(a)	11,500	85,096
Astellas Pharma, Inc. (Health Care)	(a)	184,200	2,208,570
Canon, Inc. (Information Technology)	(a)	8,700	222,995
Central Japan Railway Co. (Industrials)	(a)	73,900	1,873,764
Concordia Financial Group Ltd. (Financials)	(a)	13,800	62,940
Dai-ichi Life Holdings, Inc. (Financials)	(a)	20,900	443,715
Daito Trust Construction Co. Ltd. (Real Estate)	(a)	2,400	277,808
Denso Corp. (Consumer Discretionary)	(a)	39,400	590,958
DMG Mori Co. Ltd. (Industrials)	(a)	31,700	604,708
ENEOS Holdings, Inc. (Energy)	(a)	74,000	292,974
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	15,400	3,818,240
GMO Payment Gateway, Inc. (Financials)	(a)	9,500	656,512
Hikari Tsushin, Inc. (Industrials)	(a)	1,200	198,421
Hitachi Ltd. (Industrials)	(a)	38,300	2,767,995
Hoya Corp. (Health Care)	(a)	7,200	895,458
Hulic Co. Ltd. (Real Estate)	(a)	55,700	581,631
ITOCHU Corp. (Industrials)	(a)	19,500	795,977
J. Front Retailing Co. Ltd. (Consumer Discretionary)	(a)	50,400	457,525
Japan Post Bank Co. Ltd. (Financials)	(a)	32,600	331,860
Japan Post Holdings Co. Ltd. (Financials)	(a)	281,900	2,515,805
Japan Tobacco, Inc. (Consumer Staples)	(a)	54,200	1,399,051
Kakaku.com, Inc. (Communication Services)	(a)	34,600	427,302
Kao Corp. (Consumer Staples)	(a)	700	28,766
Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	(a)	1,300	62,512
Komatsu Ltd. (Industrials)	(a)	40,100	1,044,685
Konica Minolta, Inc. (Information Technology)	(a)(b)	21,100	61,580
Kubota Corp. (Industrials)	(a)	11,200	168,076
Kyowa Kirin Co. Ltd. (Health Care)	(a)	31,700	533,163
Lawson, Inc. (Consumer Staples)	(a)	19,600	1,011,591
M3, Inc. (Health Care)	(a)	7,700	126,805
Makita Corp. (Industrials)	(a)	1,000	27,501
Marubeni Corp. (Industrials)	(a)	17,300	272,216
Marui Group Co. Ltd. (Financials)	(a)	21,700	362,710
Mitsubishi Chemical Group Corp. (Materials)	(a)	126,800	774,825
Mitsubishi Corp. (Industrials)	(a)	182,100	2,900,403
Mitsubishi Estate Co. Ltd. (Real Estate)	(a)	105,600	1,450,665
Mitsubishi HC Capital, Inc. (Financials)	(a)	19,500	130,761
Mitsubishi UFJ Financial Group, Inc. (Financials)	(a)	246,900	2,124,747
Mitsui & Co. Ltd. (Industrials)	(a)	91,600	3,412,937
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	52,200	1,275,860
Mizuho Financial Group, Inc. (Financials)	(a)	56,800	971,463
MS&AD Insurance Group Holdings, Inc. (Financials)	(a)	48,200	1,891,609
Murata Manufacturing Co. Ltd. (Information Technology)	(a)	12,300	259,763
Nexon Co. Ltd. (Communication Services)	(a)	20,500	372,304
NGK Insulators Ltd. (Industrials)	(a)	7,000	83,412
Nidec Corp. (Industrials)	(a)	88,400	3,602,442
Nintendo Co. Ltd. (Communication Services)	(a)	13,200	689,781
Nippon Express Holdings, Inc. (Industrials)	(a)	8,400	476,653
Nippon Shinyaku Co. Ltd. (Health Care)	(a)	2,000	70,722
Common Stocks (Continued)		Shares	Value
Japan (continued)
Nissan Motor Co. Ltd. (Consumer Discretionary)	(a)	420,300	$ 1,640,643
Nomura Holdings, Inc. (Financials)	(a)	31,600	142,435
Nomura Real Estate Holdings, Inc. (Real Estate)	(a)	1,800	47,223
NSK Ltd. (Industrials)	(a)	71,200	384,332
Obic Co. Ltd. (Information Technology)	(a)	2,700	463,655
Ono Pharmaceutical Co. Ltd. (Health Care)	(a)	34,200	610,859
Oracle Corp. (Information Technology)	(a)	2,900	223,400
Oriental Land Co. Ltd. (Consumer Discretionary)	(a)	20,700	768,842
ORIX Corp. (Financials)	(a)	102,000	1,911,152
Otsuka Corp. (Information Technology)	(a)	6,500	267,321
Panasonic Holdings Corp. (Consumer Discretionary)	(a)	288,500	2,828,735
Park24 Co. Ltd. (Industrials)	(a)(b)	1,900	24,283
Recruit Holdings Co. Ltd. (Industrials)	(a)	83,200	3,552,083
Resona Holdings, Inc. (Financials)	(a)	46,800	237,011
SCREEN Holdings Co. Ltd. (Information Technology)	(a)	4,300	361,446
Sega Sammy Holdings, Inc. (Consumer Discretionary)	(a)	83,400	1,163,046
Sekisui House Ltd. (Consumer Discretionary)	(a)	47,200	1,045,794
Shiseido Co. Ltd. (Consumer Staples)	(a)	65,800	1,980,909
Skylark Holdings Co. Ltd. (Consumer Discretionary)	(a)	38,500	563,016
SoftBank Corp. (Communication Services)	(a)	62,800	782,664
SoftBank Group Corp. (Communication Services)	(a)	22,600	998,512
Sompo Holdings, Inc. (Financials)	(a)	15,800	771,517
Sumitomo Corp. (Industrials)	(a)	3,200	69,800
Sumitomo Electric Industries Ltd. (Consumer Discretionary)	(a)	7,100	90,109
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	25,000	1,217,753
Sumitomo Mitsui Trust Holdings, Inc. (Financials)	(a)	9,800	187,941
T&D Holdings, Inc. (Financials)	(a)	11,200	177,746
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	7,200	206,693
Tokio Marine Holdings, Inc. (Financials)	(a)	77,900	1,944,804
Tokyo Electron Ltd. (Information Technology)	(a)	29,200	5,190,318
Tokyo Tatemono Co. Ltd. (Real Estate)	(a)	3,500	52,275
Toyota Motor Corp. (Consumer Discretionary)	(a)	80,100	1,470,378
Toyota Tsusho Corp. (Industrials)	(a)	2,500	146,465
Trend Micro Inc. (Information Technology)	(a)(b)	2,600	138,335
			77,397,759
United Kingdom–13.9%
AstraZeneca PLC (Health Care)	(a)	35,098	4,727,118
Auto Trader Group PLC (Communication Services)	(a)	126,025	1,157,188
BAE Systems PLC (Industrials)	(a)	280,798	3,972,697
Barclays PLC (Financials)	(a)	375,993	732,350
BP PLC (Energy)	(a)	758,568	4,482,771
British American Tobacco PLC (Consumer Staples)	(a)	140,877	4,111,109
British Land Co. PLC / The (Real Estate)	(a)	147,763	749,240
Bunzl PLC (Industrials)	(a)	1,671	67,828
Compass Group PLC (Consumer Discretionary)	(a)	2,093	57,191
ConvaTec Group PLC (Health Care)	(a)	19,001	59,108

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
United Kingdom (continued)
easyJet PLC (Industrials)	(a)(b)	27,679	$ 179,708
GSK PLC (Health Care)	(a)	79,996	1,477,630
Halma PLC (Information Technology)	(a)	1,094	31,786
HSBC Holdings PLC (Financials)	(a)	247,765	2,001,220
IG Group Holdings PLC (Financials)	(a)	17,397	169,475
IMI PLC (Industrials)	(a)	3,976	85,111
Imperial Brands PLC (Consumer Staples)	(a)	13,928	320,063
Intertek Group PLC (Industrials)	(a)	2,558	138,128
Johnson Matthey PLC (Materials)	(a)	6,189	133,784
London Stock Exchange Group PLC (Financials)	(a)	16,892	1,996,867
Reckitt Benckiser Group PLC (Consumer Staples)	(a)	5,020	346,328
RELX PLC (Industrials)	(a)	10,622	421,272
Rightmove PLC (Communication Services)	(a)	70,822	517,568
Rio Tinto PLC (Materials)	(a)	8,495	630,907
Shell PLC (Energy)	(a)	191,658	6,226,812
Smiths Group PLC (Industrials)	(a)	160,530	3,602,141
Spectris PLC (Information Technology)	(a)	24,282	1,165,325
Standard Chartered PLC (Financials)	(a)	91,029	770,011
Tesco PLC (Consumer Staples)	(a)	648,384	2,398,411
Unilever PLC (Consumer Staples)	(a)	59,539	2,880,729
Vodafone Group PLC (Communication Services)	(a)	4,205,699	3,653,382
Weir Group PLC / The (Industrials)	(a)	2,508	60,218
			49,323,476
Germany–10.1%
adidas AG (Consumer Discretionary)	(a)	2,709	550,845
BASF SE (Materials)	(a)	55,318	2,978,772
Bayer AG (Health Care)	(a)	1,445	53,644
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	9,408	1,046,394
Deutsche Telekom AG (Communication Services)	(a)	200,297	4,809,988
Evonik Industries AG (Materials)	(a)	15,667	319,880
Infineon Technologies AG (Information Technology)	(a)	96,268	4,015,201
LANXESS AG (Materials)	(a)	5,453	170,713
Mercedes-Benz Group AG (Consumer Discretionary)	(a)	65,545	4,526,802
Nemetschek SE (Information Technology)	(a)	1,689	146,265
RWE AG (Utilities)	(a)	82,684	3,759,272
SAP SE (Information Technology)	(a)	42,415	6,524,506
Siemens AG (Industrials)	(a)	34,583	6,486,736
Zalando SE (Consumer Discretionary)	(a)(b)	22,487	532,469
			35,921,487
Switzerland–9.5%
ABB Ltd. (Industrials)	(a)	109,111	4,848,793
Avolta AG (Consumer Discretionary)	(a)(b)	6,501	256,437
Glencore PLC (Materials)	(a)	20,644	123,848
Holcim AG (Materials)	(a)	17,123	1,344,630
Kuehne + Nagel International AG (Industrials)	(a)	3,132	1,079,665
Nestle SA (Consumer Staples)	(a)	85,726	9,921,702
Novartis AG (Health Care)	(a)	77,432	7,818,272
Roche Holding Ltd. (Health Care)	(a)	1,160	360,569
Roche Holding Ltd. NVS (Health Care)	(a)	14,248	4,129,528
SGS SA (Industrials)	(a)	28,024	2,420,290
Temenos AG (Information Technology)	(a)	16,794	1,567,267
			33,871,001
France–9.0%
Aeroports de Paris SA (Industrials)	(a)	4,704	609,238
Common Stocks (Continued)		Shares	Value
France (continued)
Air Liquide SA (Materials)	(a)	179	$ 34,821
Alstom SA (Industrials)	(a)	1,644	22,138
Arkema SA (Materials)	(a)	168	19,110
AXA SA (Financials)	(a)	10,113	330,117
Bureau Veritas SA (Industrials)	(a)	17,202	434,757
Carrefour SA (Consumer Staples)	(a)	118,438	2,167,665
Credit Agricole SA (Financials)	(a)	259,939	3,688,386
Dassault Aviation SA (Industrials)	(a)	3,069	607,277
Dassault Systemes SE (Information Technology)	(a)	61,525	3,011,934
Eiffage SA (Industrials)	(a)	22,372	2,401,430
Engie SA (Utilities)	(a)	118,767	2,088,417
Eurazeo SE (Financials)	(a)	1,658	131,830
Forvia SE (Consumer Discretionary)	(a)(b)	13,334	302,949
Gecina SA (Real Estate)	(a)	4,924	601,326
Getlink SE (Industrials)	(a)	21,616	395,532
Hermes International SCA (Consumer Discretionary)	(a)	2,111	4,480,120
Legrand SA (Industrials)	(a)	721	75,099
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	2,468	2,001,857
Nexans SA (Industrials)	(a)	1,282	112,270
Pernod Ricard SA (Consumer Staples)	(a)	6,940	1,227,201
Sanofi (Health Care)	(a)	1,398	138,600
Schneider Electric SE (Industrials)	(a)	5,742	1,156,152
TotalEnergies SE (Energy)	(a)	8,661	588,328
Ubisoft Entertainment SA (Communication Services)	(a)(b)	43,996	1,126,023
Valeo SE (Consumer Discretionary)	(a)	79,593	1,230,643
Vallourec SACA (Energy)	(a)(b)	7,095	110,092
Veolia Environnement SA (Utilities)	(a)	89,297	2,820,460
Vinci SA (Industrials)	(a)	1,107	139,032
Vivendi SE (Communication Services)	(a)	2,828	30,287
Worldline SA (Financials)	(a)(b)	5,329	92,555
			32,175,646
Netherlands–5.5%
ABN AMRO Bank N.V. (Financials)	(a)	5,655	84,969
Adyen N.V. (Financials)	(a)(b)	327	421,541
Argenx SE (Health Care)	(a)(b)	894	339,729
ASML Holding N.V. (Information Technology)	(a)	10,598	8,001,629
Euronext N.V. (Financials)	(a)	1,921	166,804
ING Groep N.V. (Financials)	(a)	212,800	3,185,658
Just Eat Takeaway.com N.V. (Consumer Discretionary)	(a)(b)	86,490	1,329,942
Koninklijke Philips N.V. (Health Care)	(a)(b)	26,892	628,040
NN Group N.V. (Financials)	(a)	2,990	118,285
Prosus N.V. (Consumer Discretionary)	(a)	58,042	1,730,645
Signify N.V. (Industrials)	(a)	25,752	862,685
Stellantis N.V. (Consumer Discretionary)	(a)	114,747	2,687,208
			19,557,135
Australia–5.5%
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	89,316	2,476,393
BHP Group Ltd. (Materials)	(a)	205,213	7,034,814
Brambles Ltd. (Industrials)	(a)	145,308	1,345,423
Charter Hall Group (Real Estate)	(a)	12,482	101,661
Cochlear Ltd. (Health Care)	(a)	1,905	387,071
CSL Ltd. (Health Care)	(a)	9,615	1,874,539
Flight Centre Travel Group Ltd. (Consumer Discretionary)	(a)	21,078	291,512
Goodman Group (Real Estate)	(a)	1,299	22,305
Lendlease Corp. Ltd. (Real Estate)	(a)	98,505	499,470
Macquarie Group Ltd. (Financials)	(a)	29,040	3,619,175
Sonic Healthcare Ltd. (Health Care)	(a)	31,498	687,613

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Australia (continued)
Transurban Group (Industrials)	(a)	102,630	$ 956,554
Woolworths Group Ltd. (Consumer Staples)	(a)	7,501	189,826
			19,486,356
Denmark–4.2%
AP Moller - Maersk A/S Class B (Industrials)	(a)	320	575,189
DSV A/S (Industrials)	(a)	19,492	3,428,868
Genmab A/S (Health Care)	(a)(b)	1,930	614,765
Novo Nordisk A/S Class B (Health Care)	(a)	101,284	10,476,294
			15,095,116
Sweden–2.8%
Assa Abloy AB Class B (Industrials)	(a)	90,532	2,608,174
Atlas Copco AB Class B (Industrials)	(a)	40,311	597,597
Electrolux AB Class B (Consumer Discretionary)	(a)(b)	69,303	744,903
Elekta AB Class B (Health Care)	(a)	41,274	336,942
Essity AB Class B (Consumer Staples)	(a)	19,326	478,922
H & M Hennes & Mauritz AB Class B (Consumer Discretionary)	(a)	155,702	2,732,523
Investor AB Class B (Financials)	(a)	13,230	307,067
Telefonaktiebolaget LM Ericsson Class B (Information Technology)	(a)	7,185	45,406
Telia Co. AB (Communication Services)	(a)	106,712	272,202
Trelleborg AB Class B (Industrials)	(a)	44,234	1,481,884
Volvo Car AB Class B (Consumer Discretionary)	(a)(b)	101,993	330,104
			9,935,724
Italy–2.7%
Amplifon SpA (Health Care)	(a)	2,188	75,933
Assicurazioni Generali SpA (Financials)	(a)	23,090	487,089
Enel SpA (Utilities)	(a)	606,999	4,517,998
Eni SpA (Energy)	(a)	12,576	213,460
Ferrari N.V. (Consumer Discretionary)	(a)	4,093	1,379,504
Intesa Sanpaolo SpA (Financials)	(a)	361,231	1,054,477
Iveco Group N.V. (Industrials)	(a)(b)	2,480	22,339
Moncler SpA (Consumer Discretionary)	(a)	475	29,291
Poste Italiane SpA (Financials)	(a)	7,381	83,742
Recordati Industria Chimica e Farmaceutica SpA (Health Care)	(a)	9,037	488,069
UniCredit SpA (Financials)	(a)	39,864	1,081,420
			9,433,322
Spain–2.5%
Amadeus IT Group SA (Consumer Discretionary)	(a)	17,716	1,270,592
Banco Santander SA (Financials)	(a)	987,622	4,122,781
Bankinter SA (Financials)	(a)	23,434	149,971
CaixaBank SA (Financials)	(a)	238,897	983,036
Iberdrola SA (Utilities)	(a)	6,886	90,056
Industria de Diseno Textil SA (Consumer Discretionary)	(a)	26,421	1,152,389
Repsol SA (Energy)	(a)	11,349	168,313
Telefonica SA (Communication Services)	(a)	280,353	1,100,864
			9,038,002
Hong Kong–2.5%
AIA Group Ltd. (Financials)	(a)	587,200	5,100,070
Budweiser Brewing Co. APAC Ltd. (Consumer Staples)	(a)	56,200	104,924
CK Asset Holdings Ltd. (Real Estate)	(a)	228,000	1,140,194
CK Hutchison Holdings Ltd. (Industrials)	(a)	6,000	32,294
Common Stocks (Continued)		Shares	Value
Hong Kong (continued)
Galaxy Entertainment Group Ltd. (Consumer Discretionary)	(a)	25,000	$ 139,731
Hongkong Land Holdings Ltd. (Real Estate)	(a)	15,200	52,808
Jardine Matheson Holdings Ltd. (Industrials)	(a)	28,200	1,160,794
New World Development Co. Ltd. (Real Estate)	(a)	267,000	412,652
Sino Land Co. Ltd. (Real Estate)	(a)	40,000	43,611
Swire Properties Ltd. (Real Estate)	(a)	42,800	86,296
Wharf Real Estate Investment Co. Ltd. (Real Estate)	(a)	193,000	656,490
			8,929,864
Singapore–1.8%
CapitaLand Integrated Commercial Trust (Real Estate)	(a)	100,800	156,799
CapitaLand Investment Ltd. (Real Estate)	(a)	77,000	183,722
DBS Group Holdings Ltd. (Financials)	(a)	39,100	987,851
Jardine Cycle & Carriage Ltd. (Industrials)	(a)	31,000	696,992
Singapore Airlines Ltd. (Industrials)	(a)	207,400	1,027,873
Singapore Telecommunications Ltd. (Communication Services)	(a)	1,370,500	2,561,109
United Overseas Bank Ltd. (Financials)	(a)	27,400	589,715
UOL Group Ltd. (Real Estate)	(a)	3,600	17,065
			6,221,126
Belgium–1.6%
Groupe Bruxelles Lambert N.V. (Financials)	(a)	8,199	646,185
KBC Group N.V. (Financials)	(a)	34,992	2,270,452
Sofina SA (Financials)	(a)	970	241,399
Syensqo SA (Materials)	(b)(c)	13,486	1,403,331
UCB SA (Health Care)	(a)	13,671	1,190,602
			5,751,969
Luxembourg–1.0%
ArcelorMittal SA (Materials)	(a)	124,858	3,540,894
Norway–1.0%
Equinor ASA (Energy)	(a)	99,831	3,162,607
Yara International ASA (Materials)	(a)	10,626	377,574
			3,540,181
Ireland–1.0%
Experian PLC (Industrials)	(a)	82,909	3,378,689
James Hardie Industries PLC (Materials)	(a)(b)	3,794	146,441
			3,525,130
Austria–0.6%
ams-OSRAM AG (Information Technology)	(a)(b)	104,237	263,104
BAWAG Group AG (Financials)	(a)	17,562	932,760
Erste Group Bank AG (Financials)	(a)	22,476	911,924
OMV AG (Energy)	(a)	3,431	150,826
Verbund AG (Utilities)	(a)	334	31,052
			2,289,666
Israel–0.4%
Bank Leumi Le-Israel BM (Financials)	(a)	33,191	266,781
Nice Ltd. (Information Technology)	(a)(b)	3,094	617,552
Teva Pharmaceutical Industries Ltd. (Health Care)	(a)(b)	46,905	491,196
			1,375,529

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Finland–0.2%
Kone Oyj Class B (Industrials)	(a)	12,017	$ 601,359
UPM-Kymmene Oyj (Materials)	(a)	1,880	70,718
			672,077
New Zealand–0.2%
Xero Ltd. (Information Technology)	(a)(b)	8,171	622,897
Macao–0.1%
Sands China Ltd. (Consumer Discretionary)	(a)(b)	164,400	479,753
Total Common Stocks (Cost $316,555,428)			$348,184,110

Preferred Securities–0.0%		Rate	Quantity	Value
Germany–0.0%
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	9.472% (d)	462	$ 45,883
Total Preferred Securities (Cost $43,961)				$ 45,883
Total Investments – 97.8% (Cost $316,599,389)			(e)	$348,229,993
Other Assets in Excess of Liabilities – 2.2%			(f)	7,769,746
Net Assets – 100.0%				$355,999,739

Percentages are stated as a percent of net assets.

Abbreviations:
NVS:	Non Voting Shares

Footnotes:
(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $346,826,662 or 97.4% of the Portfolio’s net assets.
(b)	Non-income producing security.
(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,403,331 or 0.4% of the Portfolio’s net assets.
Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents twelve-month dividend yield. Rates are determined by actual distributions, which are impacted by factors unique to each preference share such as board authorization, distributable earnings, and preferred payout features compared to other classes of equity.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(f)	Includes $216,748 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	56	March 15, 2024	$6,093,418	$6,306,720	$213,302	$3,360
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Fidelity Institutional AM® Equity Growth Portfolio (Unaudited)
Objective/Strategy
The  AVIP Fidelity Institutional AM® Equity Growth Portfolio (formerly ON Fidelity Institutional AM® Equity Growth Portfolio and, prior to July 29, 2023, ON Janus Henderson Forty Portfolio ) seeks capital appreciation by investing in common stocks of companies of any market capitalization that have above-average growth potential.
Performance as of December 31, 2023
Average Annual returns
One year	39.39%
Five years	15.44%
Ten years	13.15%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.82% per the Fund’s Prospectus dated July 28, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 39.39% versus 42.68% for its benchmark, the Russell 1000® Growth Index.
Effective at the end of business on July 28, 2023, FIAM LLC replaced the Portfolio’s previous sub-adviser, Janus Henderson Investors U.S. LLC (“Janus”).  In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Janus Henderson Forty Portfolio to ON Fidelity Institutional AM® Equity Growth Portfolio.  The Portfolio’s benchmark was unchanged.  For the period from January 1, 2023 to July 28, 2023 (the “first performance period”), the Portfolio returned 30.25% versus 33.17% for the Russell 1000® Growth Index.  For the period from July 29, 2023 to December 31, 2023, (the “latter performance period”), the Portfolio returned 7.01% versus 7.14% for the Russell 1000® Growth Index.
Q.  What affected the Portfolio’s performance?
A.  Janus:    For the first performance period, due to the concentrated nature of the Portfolio, the relative underperformance was due largely to the individual stocks held by the Portfolio rather than any market condition or investment strategy in particular.
Both security selection and sector allocation decisions worked against the Portfolio during the first performance period, with allocation having a slightly higher level of detraction than selection.  At the sector level, stock selection in the Financials and Health Care sectors and an overweight allocation to the Materials sector led the Portfolio’s underperformance.  From an individual stock perspective, a zero weight to benchmark constituent Tesla, Inc., and overweights to American Tower Corp. and Deere & Co., were the top detractors from relative performance for the first performance period.
Selection within Communication Services and Industrials, as well as an underweight to Consumer Staples, offset some of the Portfolio’s underperformance for the first performance period.  Overweights to Meta Platforms, Inc. Class A and Advanced Micro Devices, Inc., as well as an underweight to UnitedHealth Group, Inc, were the top individual contributors to relative performance.
A.  Fidelity:   For the latter performance period, cash holdings were the primary driver of the Portfolio’s slight underperformance, as both security selection and allocation decisions had positive relative impacts. Security selection drove positive relative contributions for the period, particularly within Industrials. An overweight to Uber Technologies, Inc., which performed well during the period, was the second largest individual relative contributor.  The largest relative contributor for the latter performance period was our underweight position in Apple, Inc. In contrast, the largest detractor from relative performance was stock selection within Financials. Picks in Information Technology and an overweight to Energy further detracted. The top individual relative detractor for the period was an overweight position in Block Inc., while a lack of position in benchmark constituent Broadcom, Inc. also detracted significantly from relative returns. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Fidelity Institutional AM® Equity Growth Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	100.0
Other Net Assets	0.0
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	15.0
2.	NVIDIA Corp.	7.0
3.	Amazon.com, Inc.	5.1
4.	Alphabet, Inc. Class A	5.0
5.	Uber Technologies, Inc.	4.7
6.	Apple, Inc.	4.7
7.	Eli Lilly & Co.	2.4
8.	Boston Scientific Corp.	2.2
9.	Universal Music Group N.V.	2.0
10.	Netflix, Inc.	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	38.8
Health Care	15.2
Industrials	13.5
Consumer Discretionary	11.3
Communication Services	11.1
Financials	5.2
Energy	3.5
Consumer Staples	1.3
Materials	0.1
100.0

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Fidelity Institutional AM® Equity Growth Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–100.0%		Shares	Value
Communication Services–11.1%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	41,789	$ 5,837,506
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	2,881	1,019,759
Netflix, Inc. (Entertainment)	(a)	4,676	2,276,651
Universal Music Group N.V. (Entertainment)	(b)	82,836	2,365,477
Warner Music Group Corp. Class A (Entertainment)		40,446	1,447,562
			12,946,955
Consumer Discretionary–11.3%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	6,297	857,273
Amazon.com, Inc. (Broadline Retail)	(a)	38,835	5,900,590
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	222	787,483
BYD Co. Ltd. (Automobiles)	(b)	15,284	420,003
Flutter Entertainment PLC (Hotels, Restaurants & Leisure)	(a)(b)	4,592	813,315
Kura Sushi U.S.A., Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,571	119,396
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b)	792	642,411
MercadoLibre, Inc. (Broadline Retail)	(a)	796	1,250,946
PDD Holdings, Inc. – ADR (Broadline Retail)	(a)	1,949	285,158
Samsonite International SA (Textiles, Apparel & Luxury Goods)	(a)(b)	190,088	625,570
Savers Value Village, Inc. (Broadline Retail)	(a)	9,863	171,419
TJX Cos., Inc. / The (Specialty Retail)		13,701	1,285,291
			13,158,855
Consumer Staples–1.3%
Estee Lauder Cos., Inc. / The Class A (Personal Care Products)		3,461	506,171
Monster Beverage Corp. (Beverages)	(a)	18,093	1,042,338
			1,548,509
Energy–3.5%
Baker Hughes Co. (Energy Equip. & Svs.)		17,152	586,255
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		10,294	1,757,289
New Fortress Energy, Inc. (Oil, Gas & Consumable Fuels)		7,061	266,412
Reliance Industries Ltd. – GDR (Oil, Gas & Consumable Fuels)		19,575	1,223,437
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	26,880	176,064
			4,009,457
Financials–5.2%
Apollo Global Management, Inc. (Financial Services)		1,197	111,548
Ares Management Corp. Class A (Capital Markets)		2,090	248,543
Arthur J. Gallagher & Co. (Insurance)		4,155	934,376
BRP Group, Inc. Class A (Insurance)	(a)	10,696	256,918
CME Group, Inc. (Capital Markets)		6,019	1,267,601
Corebridge Financial, Inc. (Financial Services)		11,403	246,989
Fiserv, Inc. (Financial Services)	(a)	1,803	239,511
Global Payments, Inc. (Financial Services)		4,579	581,533
Mastercard, Inc. Class A (Financial Services)		5,123	2,185,011
			6,072,030
Health Care–15.2%
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a)	2,837	2,979
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,701	236,490
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	4,065	778,082
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Arcellx, Inc. (Biotechnology)	(a)	984	$ 54,612
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	1,602	49,021
AstraZeneca PLC – ADR (Pharmaceuticals)		8,951	602,850
Axonics, Inc. (Health Care Equip. & Supplies)	(a)	4,215	262,299
Beam Therapeutics, Inc. (Biotechnology)	(a)	1,265	34,433
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	2,377	229,190
Bio-Techne Corp. (Life Sciences Tools & Svs.)		3,592	277,159
Blueprint Medicines Corp. (Biotechnology)	(a)	635	58,572
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	44,525	2,573,990
Bruker Corp. (Life Sciences Tools & Svs.)		7,405	544,119
Cerevel Therapeutics Holdings, Inc. (Biotechnology)	(a)	900	38,160
Chemometec A/S (Life Sciences Tools & Svs.)	(b)	1,316	76,113
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	19,371	59,082
Cytokinetics, Inc. (Biotechnology)	(a)	3,254	271,676
Danaher Corp. (Life Sciences Tools & Svs.)		4,523	1,046,351
Eli Lilly & Co. (Pharmaceuticals)		4,751	2,769,453
Galapagos N.V. – ADR (Biotechnology)	(a)	6,250	254,062
Gamida Cell Ltd. (Biotechnology)	(a)	33,274	13,732
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	2,013	160,013
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	15,849	1,050,789
Hookipa Pharma, Inc. (Biotechnology)	(a)	6,797	5,506
Immunocore Holdings PLC – ADR (Biotechnology)	(a)	2,525	172,508
Insmed, Inc. (Biotechnology)	(a)	9,513	294,808
Inspire Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	960	195,293
Krystal Biotech, Inc. (Biotechnology)	(a)	293	36,350
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	1,420	88,040
Legend Biotech Corp. – ADR (Biotechnology)	(a)	1,204	72,445
Masimo Corp. (Health Care Equip. & Supplies)	(a)	6,953	814,961
MaxCyte, Inc. (Life Sciences Tools & Svs.)	(a)	13,872	65,198
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	746	187,649
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,193	1,047,800
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	2,628	472,514
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	856	82,544
Sartorius Stedim Biotech (Life Sciences Tools & Svs.)	(b)	1,548	411,151
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,535	814,763
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	3,349	1,362,675
Vor BioPharma, Inc. (Biotechnology)	(a)	6,484	14,589
XOMA Corp. (Biotechnology)	(a)	4,725	87,413
			17,669,434
Industrials–13.5%
Eaton Corp. PLC (Electrical Equip.)		6,231	1,500,549
Energy Recovery, Inc. (Machinery)	(a)	4,041	76,133
Equifax, Inc. (Professional Svs.)		7,391	1,827,720
Ferguson PLC (Trading Companies & Distributors)	(b)	6,165	1,182,480
General Electric Co. (Industrial Conglomerates)		14,730	1,879,990
Ingersoll Rand, Inc. (Machinery)		16,939	1,310,062
Parker-Hannifin Corp. (Machinery)		1,814	835,710
Ryanair Holdings PLC – ADR (Passenger Airlines)	(a)	5,344	712,676
TransUnion (Professional Svs.)		6,704	460,632
Uber Technologies, Inc. (Ground Transportation)	(a)	88,856	5,470,864

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Fidelity Institutional AM® Equity Growth Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Veralto Corp. (Commercial Svs. & Supplies)		740	$ 60,872
Westinghouse Air Brake Technologies Corp. (Machinery)		2,607	330,828
			15,648,516
Information Technology–38.8%
AIXTRON SE (Semiconductors & Equip.)	(b)	11,445	488,635
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	5,111	154,710
Apple, Inc. (Tech. Hardware, Storage & Periph.)		28,290	5,446,674
ASML Holding N.V. (Semiconductors & Equip.)		1,599	1,210,315
BE Semiconductor Industries N.V. (Semiconductors & Equip.)	(b)	6,528	983,685
Confluent, Inc. Class A (Software)	(a)	22,404	524,254
Gartner, Inc. (IT Svs.)	(a)	1,187	535,468
HubSpot, Inc. (Software)	(a)	1,596	926,542
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		6,323	805,550
KLA Corp. (Semiconductors & Equip.)		1,367	794,637
Manhattan Associates, Inc. (Software)	(a)	3,772	812,187
Marvell Technology, Inc. (Semiconductors & Equip.)		2,200	132,682
Microsoft Corp. (Software)		46,382	17,441,487
Monday.com Ltd. (Software)	(a)	1,498	281,339
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
MongoDB, Inc. (IT Svs.)	(a)	3,214	$ 1,314,044
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		686	432,715
Nice Ltd. – ADR (Software)	(a)	1,952	389,444
NVIDIA Corp. (Semiconductors & Equip.)		16,375	8,109,227
ServiceNow, Inc. (Software)	(a)	690	487,478
SiTime Corp. (Semiconductors & Equip.)	(a)	4,443	542,401
Snowflake, Inc. Class A (IT Svs.)	(a)	2,770	551,230
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Semiconductors & Equip.)		18,301	1,903,304
Universal Display Corp. (Semiconductors & Equip.)		3,988	762,745
Volue ASA (Software)	(a)(b)	19,598	41,020
			45,071,773
Materials–0.1%
Aspen Aerogels, Inc. (Chemicals)	(a)	7,265	114,642
Total Common Stocks (Cost $101,644,017)			$116,240,171
Total Investments – 100.0% (Cost $101,644,017)	(c)		$116,240,171
Other Assets in Excess of Liabilities – 0.0%			48,472
Net Assets – 100.0%			$116,288,643

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
GDR:	Global Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $8,049,860 or 6.9% of the Portfolio’s net assets.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Small Cap Portfolio (Unaudited)
Objective/Strategy
The  AVIP AB Small Cap Portfolio (formerly ON AB Small Cap Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).
Performance as of December 31, 2023
Average Annual returns
One year	17.22%
Five years	9.27%
Ten years	7.83%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.85% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 17.22% versus 16.93% for its benchmark, the Russell 2000® Index.
Q.  What affected the Portfolio’s performance?
A.   Security selection detracted from the Portfolio’s relative returns while sector selection contributed, leading the Portfolio’s outperformance for the year. From a security selection perspective, selection within Financials, Health Care, and Consumer Staples were the largest detractors from relative returns, while selection within Information Technology, Materials and Industrials contributed. From a sector selection perspective, the Portfolio’s underweight to Utilities and overweights to Information Technology and Consumer Discretionary were the largest contributors to relative returns. During the year, small-cap growth outperformed small-cap core and small-cap value, which contributed to the Portfolio’s relative performance.
Leading contributors to the Portfolio’s relative performance for the year included Onto Innovation, Inc., Comfort Systems U.S.A., Inc., and Saia, Inc. Leading detractors from relative performance included Treace Medical Concepts, Inc., National Vision Holdings, Inc., and Driven Brands Holdings, Inc. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Small Cap Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	99.7
Exchange Traded Funds	0.2
Other Net Assets	0.1
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Fabrinet	1.4
2.	SPS Commerce, Inc.	1.3
3.	Meritage Homes Corp.	1.0
4.	Onto Innovation, Inc.	1.0
5.	MACOM Technology Solutions Holdings, Inc.	1.0
6.	Altair Engineering, Inc. Class A	0.9
7.	Freshworks, Inc. Class A	0.9
8.	Comfort Systems U.S.A., Inc.	0.8
9.	Chefs' Warehouse, Inc. / The	0.7
10.	Universal Display Corp.	0.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	18.6
Industrials	17.8
Health Care	16.3
Consumer Discretionary	15.2
Financials	13.8
Consumer Staples	4.5
Real Estate	4.0
Energy	3.8
Materials	3.3
Communication Services	1.5
Utilities	0.9
99.7

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Small Cap Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–99.7%		Shares	Value
Communication Services–1.5%
AMC Networks, Inc. Class A (Media)	(a)	3,530	$ 66,329
Cargurus, Inc. (Interactive Media & Svs.)	(a)	5,410	130,706
Cars.com, Inc. (Interactive Media & Svs.)	(a)	5,115	97,032
Cinemark Holdings, Inc. (Entertainment)	(a)	160	2,254
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		3,530	268,492
DISH Network Corp. Class A (Media)	(a)	14,050	81,069
EW Scripps Co. / The Class A (Media)	(a)	8,220	65,678
Gogo, Inc. (Wireless Telecom. Svs.)	(a)	4,843	49,060
John Wiley & Sons, Inc. Class A (Media)		2,630	83,476
Lumen Technologies, Inc. (Diversified Telecom. Svs.)	(a)	72,340	132,382
Madison Square Garden Sports Corp. (Entertainment)	(a)	1,040	189,103
Shenandoah Telecommunications Co. (Diversified Telecom. Svs.)		5,370	116,099
TechTarget, Inc. (Media)	(a)	2,320	80,875
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		5,400	99,090
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	5,512	118,673
Yelp, Inc. (Interactive Media & Svs.)	(a)	4,550	215,397
			1,795,715
Consumer Discretionary–15.2%
Abercrombie & Fitch Co. Class A (Specialty Retail)	(a)	3,030	267,307
Academy Sports & Outdoors, Inc. (Specialty Retail)		4,209	277,794
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	3,040	179,208
Advance Auto Parts, Inc. (Specialty Retail)		3,440	209,943
American Eagle Outfitters, Inc. (Specialty Retail)		10,150	214,774
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	1,306	293,811
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)		2,580	72,627
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	11,304	867,695
Buckle, Inc. / The (Specialty Retail)		2,318	110,151
Cava Group, Inc. (Hotels, Restaurants & Leisure)	(a)	9,506	408,568
Cavco Industries, Inc. (Household Durables)	(a)	270	93,587
Century Communities, Inc. (Household Durables)		1,830	166,786
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		3,690	129,187
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		1,380	106,370
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	3,360	180,936
Dorman Products, Inc. (Automobile Components)	(a)	2,510	209,359
European Wax Center, Inc. Class A (Diversified Consumer Svs.)	(a)	19,181	260,670
Five Below, Inc. (Specialty Retail)	(a)	3,841	818,748
Foot Locker, Inc. (Specialty Retail)		4,430	137,995
Frontdoor, Inc. (Diversified Consumer Svs.)	(a)	5,721	201,494
Golden Entertainment, Inc. (Hotels, Restaurants & Leisure)		2,690	107,412
Green Brick Partners, Inc. (Household Durables)	(a)	3,212	166,831
Group 1 Automotive, Inc. (Specialty Retail)		920	280,361
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	21,640	96,514
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	17,092	686,757
Installed Building Products, Inc. (Household Durables)		1,188	217,190
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
iRobot Corp. (Household Durables)	(a)	2,950	$ 114,165
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		1,400	114,282
Kohl's Corp. (Broadline Retail)		6,060	173,801
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		3,960	247,183
La-Z-Boy, Inc. (Household Durables)		4,820	177,954
LCI Industries (Automobile Components)		1,390	174,737
Leslie's, Inc. (Specialty Retail)	(a)	9,849	68,057
LGI Homes, Inc. (Household Durables)	(a)	1,070	142,481
Life Time Group Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	34,637	522,326
Lithia Motors, Inc. (Specialty Retail)		2,391	787,308
M.D.C. Holdings, Inc. (Household Durables)		2,610	144,202
M/I Homes, Inc. (Household Durables)	(a)	1,770	243,800
Meritage Homes Corp. (Household Durables)		6,624	1,153,901
Mister Car Wash, Inc. (Diversified Consumer Svs.)	(a)	18,480	159,667
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)		1,660	114,789
National Vision Holdings, Inc. (Specialty Retail)	(a)	5,680	118,882
Newell Brands, Inc. (Household Durables)		20,960	181,933
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		950	95,000
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		1,800	137,214
Savers Value Village, Inc. (Broadline Retail)	(a)	22,811	396,455
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	3,100	229,772
SharkNinja, Inc. (Household Durables)		12,738	651,803
Signet Jewelers Ltd. (Specialty Retail)		2,810	301,401
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5,473	137,263
Skyline Champion Corp. (Household Durables)	(a)	9,774	725,817
Sonos, Inc. (Household Durables)	(a)	9,149	156,814
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		3,820	160,440
Strategic Education, Inc. (Diversified Consumer Svs.)		1,229	113,523
Stride, Inc. (Diversified Consumer Svs.)	(a)	2,230	132,395
Sturm Ruger & Co., Inc. (Leisure Products)		2,740	124,533
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		6,082	743,403
Tri Pointe Homes, Inc. (Household Durables)	(a)	7,833	277,288
Urban Outfitters, Inc. (Specialty Retail)	(a)	4,130	147,400
Vista Outdoor, Inc. (Leisure Products)	(a)	5,450	161,156
Wayfair, Inc. Class A (Specialty Retail)	(a)	10,018	618,111
Wingstop, Inc. (Hotels, Restaurants & Leisure)		2,236	573,713
Winnebago Industries, Inc. (Automobiles)		2,890	210,623
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		7,240	64,364
Worthington Enterprises, Inc. (Household Durables)		1,636	94,152
XPEL, Inc. (Automobile Components)	(a)	2,201	118,524
			17,772,707
Consumer Staples–4.5%
BellRing Brands, Inc. (Personal Care Products)	(a)	9,391	520,543
Cal-Maine Foods, Inc. (Food Products)		2,520	144,623
Chefs' Warehouse, Inc. / The (Consumer Staples Distribution & Retail)	(a)	30,059	884,636
e.l.f. Beauty, Inc. (Personal Care Products)	(a)	2,870	414,256
Edgewell Personal Care Co. (Personal Care Products)		4,650	170,329
Energizer Holdings, Inc. (Household Products)		3,660	115,949
Fresh Del Monte Produce, Inc. (Food Products)		6,300	165,375

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Freshpet, Inc. (Food Products)	(a)	8,423	$ 730,779
Grocery Outlet Holding Corp. (Consumer Staples Distribution & Retail)	(a)	23,472	632,805
Inter Parfums, Inc. (Personal Care Products)		1,150	165,612
J & J Snack Foods Corp. (Food Products)		1,300	217,282
MGP Ingredients, Inc. (Beverages)		1,020	100,490
National Beverage Corp. (Beverages)	(a)	2,070	102,920
Simply Good Foods Co. / The (Food Products)	(a)	4,410	174,636
TreeHouse Foods, Inc. (Food Products)	(a)	4,709	195,188
United Natural Foods, Inc. (Consumer Staples Distribution & Retail)	(a)	4,820	78,229
Vector Group Ltd. (Tobacco)		13,620	153,634
WD-40 Co. (Household Products)		1,140	272,540
			5,239,826
Energy–3.8%
Archrock, Inc. (Energy Equip. & Svs.)		12,140	186,956
California Resources Corp. (Oil, Gas & Consumable Fuels)		4,270	233,484
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	4,750	153,900
ChampionX Corp. (Energy Equip. & Svs.)		25,465	743,833
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		2,250	226,192
Core Laboratories, Inc. (Energy Equip. & Svs.)		7,290	128,741
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)		3,470	105,141
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		6,780	245,572
Liberty Energy, Inc. (Energy Equip. & Svs.)		8,530	154,734
Northern Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		4,380	162,367
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	6,440	137,043
Par Pacific Holdings, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,230	117,475
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		17,634	190,447
Permian Resources Corp. (Oil, Gas & Consumable Fuels)		31,102	422,987
RPC, Inc. (Energy Equip. & Svs.)		15,490	112,767
SM Energy Co. (Oil, Gas & Consumable Fuels)		5,500	212,960
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	53,904	353,071
Talos Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	7,240	103,025
TechnipFMC PLC (Energy Equip. & Svs.)		22,211	447,330
			4,438,025
Financials–13.8%
American Equity Investment Life Holding Co. (Insurance)	(a)	4,630	258,354
Ameris Bancorp (Banks)		3,520	186,736
Apollo Commercial Real Estate Finance, Inc. (Mortgage REIT)		11,680	137,123
Arbor Realty Trust, Inc. (Mortgage REIT)		10,954	166,282
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		4,150	183,347
Assured Guaranty Ltd. (Insurance)		2,830	211,769
Atlantic Union Bankshares Corp. (Banks)		4,630	169,180
Axos Financial, Inc. (Banks)	(a)	4,330	236,418
BancFirst Corp. (Banks)		671	65,308
Bancorp, Inc. / The (Banks)	(a)	3,600	138,816
Bank of Hawaii Corp. (Banks)		2,400	173,904
BankUnited, Inc. (Banks)		4,090	132,639
Banner Corp. (Banks)		3,130	167,643
Blackstone Mortgage Trust, Inc. Class A (Mortgage REIT)		9,480	201,640
Bread Financial Holdings, Inc. (Consumer Finance)		3,242	106,791
Common Stocks (Continued)		Shares	Value
Financials (continued)
Brightsphere Investment Group, Inc. (Capital Markets)		2,827	$ 54,165
Brookline Bancorp, Inc. (Banks)		11,040	120,446
Cathay General Bancorp (Banks)		3,990	177,834
Community Bank System, Inc. (Banks)		4,580	238,664
Customers Bancorp, Inc. (Banks)	(a)	2,500	144,050
CVB Financial Corp. (Banks)		10,890	219,869
Dime Community Bancshares, Inc. (Banks)		5,370	144,614
Donnelley Financial Solutions, Inc. (Capital Markets)	(a)	1,790	111,642
EVERTEC, Inc. (Financial Services)		5,340	218,620
First BanCorp (Banks)		9,810	161,375
First Financial Bancorp (Banks)		7,980	189,525
First Hawaiian, Inc. (Banks)		11,000	251,460
Flywire Corp. (Financial Services)	(a)	25,192	583,195
Fulton Financial Corp. (Banks)		10,030	165,094
Genworth Financial, Inc. Class A (Insurance)	(a)	27,500	183,700
Goosehead Insurance, Inc. Class A (Insurance)	(a)	1,350	102,330
Hamilton Insurance Group Ltd. Class B (Insurance)	(a)	17,766	265,602
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (Mortgage REIT)		5,890	162,446
Hilltop Holdings, Inc. (Banks)		3,760	132,390
Houlihan Lokey, Inc. (Capital Markets)		6,306	756,152
Independent Bank Corp. (Banks)		3,783	248,959
Independent Bank Group, Inc. (Banks)		2,520	128,218
Jackson Financial, Inc. Class A (Financial Services)		3,367	172,390
Kinsale Capital Group, Inc. (Insurance)		1,497	501,360
KKR Real Estate Finance Trust, Inc. (Mortgage REIT)		20	265
Lincoln National Corp. (Insurance)		9,330	251,630
Moelis & Co. Class A (Capital Markets)		4,030	226,204
Mr Cooper Group, Inc. (Financial Services)	(a)	3,970	258,526
Navient Corp. (Consumer Finance)		6,040	112,465
NBT Bancorp, Inc. (Banks)		2,870	120,282
NMI Holdings, Inc. Class A (Financial Services)	(a)	3,740	111,003
Northwest Bancshares, Inc. (Banks)		9,360	116,813
P10, Inc. Class A (Capital Markets)		21,885	223,665
Pacific Premier Bancorp, Inc. (Banks)		4,300	125,173
Piper Sandler Cos. (Capital Markets)		830	145,142
PJT Partners, Inc. Class A (Capital Markets)		1,160	118,169
ProAssurance Corp. (Insurance)		7,110	98,047
PROG Holdings, Inc. (Consumer Finance)	(a)	210	6,491
Radian Group, Inc. (Financial Services)		9,730	277,792
Ready Capital Corp. (Mortgage REIT)		9,780	100,245
Renasant Corp. (Banks)		4,640	156,275
RLI Corp. (Insurance)		5,220	694,886
Ryan Specialty Holdings, Inc. Class A (Insurance)	(a)	11,572	497,827
Seacoast Banking Corp. of Florida (Banks)		5,331	151,720
ServisFirst Bancshares, Inc. (Banks)		3,930	261,856
Shift4 Payments, Inc. Class A (Financial Services)	(a)	8,729	648,914
Simmons First National Corp. Class A (Banks)		9,350	185,504
Southside Bancshares, Inc. (Banks)		4,430	138,748
StepStone Group, Inc. Class A (Capital Markets)		22,031	701,247
Stewart Information Services Corp. (Insurance)		3,030	178,013
Stifel Financial Corp. (Capital Markets)		9,041	625,185
StoneX Group, Inc. (Capital Markets)	(a)	2,070	152,828
Triumph Financial, Inc. (Banks)	(a)	2,360	189,225
Trupanion, Inc. (Insurance)	(a)	2,899	88,449
Trustmark Corp. (Banks)		4,200	117,096

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Financials (continued)
Two Harbors Investment Corp. (Mortgage REIT)		10,558	$ 147,073
United Community Banks, Inc. (Banks)		8,232	240,868
WaFd, Inc. (Banks)		4,050	133,488
Walker & Dunlop, Inc. (Financial Services)		2,560	284,186
Westamerica BanCorp (Banks)		2,230	125,794
WSFS Financial Corp. (Banks)		5,151	236,585
			16,217,729
Health Care–16.3%
Addus HomeCare Corp. (Health Care Providers & Svs.)	(a)	1,090	101,207
Agiliti, Inc. (Health Care Providers & Svs.)	(a)	7,300	57,816
Akero Therapeutics, Inc. (Biotechnology)	(a)	7,948	185,586
Alkermes PLC (Biotechnology)	(a)	8,690	241,061
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	2,870	214,906
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	3,480	215,238
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	2,995	377,220
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	16,522	589,670
Blueprint Medicines Corp. (Biotechnology)	(a)	6,752	622,804
Bridgebio Pharma, Inc. (Biotechnology)	(a)	13,126	529,897
Catalyst Pharmaceuticals, Inc. (Biotechnology)	(a)	6,422	107,954
Certara, Inc. (Health Care Technology)	(a)	6,570	115,566
CONMED Corp. (Health Care Equip. & Supplies)		2,520	275,965
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	5,200	168,896
CorVel Corp. (Health Care Providers & Svs.)	(a)	840	207,656
Cytokinetics, Inc. (Biotechnology)	(a)	6,436	537,342
Disc Medicine, Inc. (Biotechnology)	(a)	3,216	185,756
Dynavax Technologies Corp. (Biotechnology)	(a)	7,903	110,484
Embecta Corp. (Health Care Equip. & Supplies)		4,021	76,118
Enhabit, Inc. (Health Care Providers & Svs.)	(a)	3,459	35,801
Ensign Group, Inc. / The (Health Care Providers & Svs.)		3,090	346,729
Fortrea Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,295	184,796
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	2,679	212,954
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	18,649	504,455
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	13,992	517,144
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a)	3,687	119,090
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	11,799	765,991
Insmed, Inc. (Biotechnology)	(a)	15,853	491,284
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	1,710	169,427
Intellia Therapeutics, Inc. (Biotechnology)	(a)	7,896	240,749
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	9,259	663,130
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	6,613	707,856
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	10,510	120,234
Karuna Therapeutics, Inc. (Biotechnology)	(a)	918	290,556
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	9,349	579,638
Legend Biotech Corp. – ADR (Biotechnology)	(a)	5,910	355,605
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a)	1,735	401,444
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,190	318,272
MoonLake Immunotherapeutics (Biotechnology)	(a)	4,642	280,330
Myriad Genetics, Inc. (Biotechnology)	(a)	6,470	123,836
Natera, Inc. (Biotechnology)	(a)	12,983	813,255
Common Stocks (Continued)		Shares	Value
Health Care (continued)
NeoGenomics, Inc. (Health Care Providers & Svs.)	(a)	10,157	$ 164,340
Omnicell, Inc. (Health Care Equip. & Supplies)	(a)	2,490	93,699
Organon & Co. (Pharmaceuticals)		14,034	202,370
Owens & Minor, Inc. (Health Care Providers & Svs.)	(a)	5,160	99,433
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	3,660	123,488
Premier, Inc. Class A (Health Care Providers & Svs.)		6,550	146,458
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	4,080	249,778
Privia Health Group, Inc. (Health Care Providers & Svs.)	(a)	5,845	134,610
PROCEPT BioRobotics Corp. (Health Care Equip. & Supplies)	(a)	18,031	755,679
Quanterix Corp. (Life Sciences Tools & Svs.)	(a)	4,740	129,592
RadNet, Inc. (Health Care Providers & Svs.)	(a)	3,880	134,908
RayzeBio, Inc. (Biotechnology)	(a)	5,816	361,581
REGENXBIO, Inc. (Biotechnology)	(a)	5,120	91,904
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	3,021	543,176
Select Medical Holdings Corp. (Health Care Providers & Svs.)		5,730	134,655
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	2,813	87,794
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	3,980	117,728
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	6,377	304,948
Vaxcyte, Inc. (Biotechnology)	(a)	9,813	616,256
Veradigm, Inc. (Health Care Technology)	(a)	11,420	119,796
Vericel Corp. (Biotechnology)	(a)	2,145	76,383
Viking Therapeutics, Inc. (Biotechnology)	(a)	18,623	346,574
Vir Biotechnology, Inc. (Biotechnology)	(a)	13,577	136,585
Viridian Therapeutics, Inc. (Biotechnology)	(a)	15,149	329,945
Xenon Pharmaceuticals, Inc. (Biotechnology)	(a)	8,391	386,489
			19,051,887
Industrials–17.8%
AAON, Inc. (Building Products)		3,645	269,256
AAR Corp. (Aerospace & Defense)	(a)	1,898	118,435
ABM Industries, Inc. (Commercial Svs. & Supplies)		3,410	152,870
ACV Auctions, Inc. Class A (Commercial Svs. & Supplies)	(a)	50,638	767,166
AeroVironment, Inc. (Aerospace & Defense)	(a)	1,930	243,257
Alamo Group, Inc. (Machinery)		640	134,522
Alaska Air Group, Inc. (Passenger Airlines)	(a)	6,670	260,597
Albany International Corp. Class A (Machinery)		2,590	254,390
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		2,480	428,271
ArcBest Corp. (Ground Transportation)		1,240	149,060
Arcosa, Inc. (Construction & Engineering)		2,680	221,475
Armstrong World Industries, Inc. (Building Products)		2,300	226,136
AZEK Co., Inc. / The (Building Products)	(a)	20,667	790,513
AZZ, Inc. (Building Products)		3,380	196,344
Boise Cascade Co. (Trading Companies & Distributors)		2,160	279,418
Brady Corp. Class A (Commercial Svs. & Supplies)		2,310	135,574
Comfort Systems U.S.A., Inc. (Construction & Engineering)		4,501	925,721
CSG Systems International, Inc. (Professional Svs.)		2,350	125,044
Curtiss-Wright Corp. (Aerospace & Defense)		3,046	678,618
Deluxe Corp. (Commercial Svs. & Supplies)		5,150	110,468
Dycom Industries, Inc. (Construction & Engineering)	(a)	1,830	210,615

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Encore Wire Corp. (Electrical Equip.)		820	$ 175,152
Enerpac Tool Group Corp. (Machinery)		3,400	105,706
Enpro, Inc. (Machinery)		1,080	169,279
Esab Corp. (Machinery)		9,171	794,392
ESCO Technologies, Inc. (Machinery)		1,330	155,650
Federal Signal Corp. (Machinery)		3,350	257,079
Forward Air Corp. (Air Freight & Logistics)		2,420	152,145
Franklin Electric Co., Inc. (Machinery)		2,190	211,663
FTI Consulting, Inc. (Professional Svs.)	(a)	3,201	637,479
Gibraltar Industries, Inc. (Building Products)	(a)	1,840	145,323
GMS, Inc. (Trading Companies & Distributors)	(a)	2,500	206,075
Granite Construction, Inc. (Construction & Engineering)		2,390	121,555
Greenbrier Cos., Inc. / The (Machinery)		2,400	106,032
Griffon Corp. (Building Products)		2,180	132,871
Hayward Holdings, Inc. (Building Products)	(a)	8,719	118,578
Hexcel Corp. (Aerospace & Defense)		10,417	768,254
Hillenbrand, Inc. (Machinery)		4,220	201,927
HNI Corp. (Commercial Svs. & Supplies)		3,300	138,039
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	1,730	159,056
ITT, Inc. (Machinery)		6,636	791,808
John Bean Technologies Corp. (Machinery)		1,755	174,535
Kennametal, Inc. (Machinery)		4,990	128,692
Korn Ferry (Professional Svs.)		2,740	162,619
Leonardo DRS, Inc. (Aerospace & Defense)	(a)	42,195	845,588
Marten Transport Ltd. (Ground Transportation)		4,660	97,767
Matson, Inc. (Marine Transportation)		1,607	176,127
Mercury Systems, Inc. (Aerospace & Defense)	(a)	3,385	123,789
MillerKnoll, Inc. (Commercial Svs. & Supplies)		4,200	112,056
Moog, Inc. Class A (Aerospace & Defense)		1,580	228,752
Mueller Industries, Inc. (Machinery)		6,180	291,387
MYR Group, Inc. (Construction & Engineering)	(a)	1,370	198,143
NEXTracker, Inc. Class A (Electrical Equip.)	(a)	18,015	844,003
NV5 Global, Inc. (Professional Svs.)	(a)	779	86,562
OPENLANE, Inc. (Commercial Svs. & Supplies)	(a)	420	6,220
PGT Innovations, Inc. (Building Products)	(a)	3,160	128,612
Resideo Technologies, Inc. (Building Products)	(a)	12,440	234,121
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)		3,136	157,741
RXO, Inc. (Ground Transportation)	(a)	7,405	172,240
Saia, Inc. (Ground Transportation)	(a)	1,387	607,811
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	6,395	99,378
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	4,198	682,175
SkyWest, Inc. (Passenger Airlines)	(a)	2,310	120,582
SPX Technologies, Inc. (Machinery)	(a)	7,465	754,040
Standex International Corp. (Machinery)		740	117,201
Tetra Tech, Inc. (Commercial Svs. & Supplies)		4,390	732,823
Trinity Industries, Inc. (Machinery)		4,950	131,621
UniFirst Corp. (Commercial Svs. & Supplies)		1,270	232,296
Verra Mobility Corp. (Professional Svs.)	(a)	8,958	206,303
Vestis Corp. (Commercial Svs. & Supplies)		6,810	143,963
XPO, Inc. (Ground Transportation)	(a)	7,606	666,210
			20,889,170
Information Technology–18.6%
ACI Worldwide, Inc. (Software)	(a)	5,916	181,030
Advanced Energy Industries, Inc. (Electronic Equip., Instr. & Comp.)		2,190	238,535
Agilysys, Inc. (Software)	(a)	1,420	120,444
Alarm.com Holdings, Inc. (Software)	(a)	3,760	242,971
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	6,228	188,522
Altair Engineering, Inc. Class A (Software)	(a)	12,797	1,076,868
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	1,810	234,739
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		1,780	$ 274,779
Braze, Inc. Class A (Software)	(a)	13,903	738,666
Clearwater Analytics Holdings, Inc. Class A (Software)	(a)	25,533	511,426
Cohu, Inc. (Semiconductors & Equip.)	(a)	4,400	155,716
Corsair Gaming, Inc. (Tech. Hardware, Storage & Periph.)	(a)	9,060	127,746
Diodes, Inc. (Semiconductors & Equip.)	(a)	3,700	297,924
DoubleVerify Holdings, Inc. (Software)	(a)	7,452	274,085
DXC Technology Co. (IT Svs.)	(a)	11,250	257,287
Envestnet, Inc. (Software)	(a)	2,708	134,100
Extreme Networks, Inc. (Communications Equip.)	(a)	8,430	148,705
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	8,514	1,620,470
Fastly, Inc. Class A (IT Svs.)	(a)	41,814	744,289
Five9, Inc. (Software)	(a)	9,954	783,280
FormFactor, Inc. (Semiconductors & Equip.)	(a)	4,000	166,840
Freshworks, Inc. Class A (Software)	(a)	43,627	1,024,798
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,350	239,207
Instructure Holdings, Inc. (Software)	(a)	15,678	423,463
InterDigital, Inc. (Software)		1,430	155,212
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,750	283,162
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,500	152,235
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		3,430	187,690
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	7,251	500,246
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		1,891	505,956
LiveRamp Holdings, Inc. (Software)	(a)	4,660	176,521
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	12,127	1,127,205
Manhattan Associates, Inc. (Software)	(a)	2,368	509,878
Monday.com Ltd. (Software)	(a)	3,720	698,653
N-able, Inc. (Software)	(a)	8,840	117,130
NCR Voyix Corp. (Software)	(a)	6,829	115,478
NetScout Systems, Inc. (Communications Equip.)	(a)	5,976	131,173
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,681	788,327
Onto Innovation, Inc. (Semiconductors & Equip.)	(a)	7,420	1,134,518
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	920	118,726
Perficient, Inc. (IT Svs.)	(a)	2,710	178,372
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,470	158,951
Progress Software Corp. (Software)		3,160	171,588
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	920	121,504
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,720	191,096
SiTime Corp. (Semiconductors & Equip.)	(a)	1,000	122,080
Smartsheet, Inc. Class A (Software)	(a)	12,175	582,208
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	2,960	277,056
SPS Commerce, Inc. (Software)	(a)	8,210	1,591,426
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,070	111,777
Universal Display Corp. (Semiconductors & Equip.)		4,552	870,616
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	3,540	109,846
Viasat, Inc. (Communications Equip.)	(a)	4,730	132,204

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Viavi Solutions, Inc. (Communications Equip.)	(a)	19,550	$ 196,869
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		6,220	114,013
			21,837,606
Materials–3.3%
Alpha Metallurgical Resources, Inc. (Metals & Mining)		663	224,704
ATI, Inc. (Metals & Mining)	(a)	7,790	354,211
Balchem Corp. (Chemicals)		1,890	281,138
Carpenter Technology Corp. (Metals & Mining)		2,670	189,036
Element Solutions, Inc. (Chemicals)		30,186	698,504
H.B. Fuller Co. (Chemicals)		2,960	240,974
Ingevity Corp. (Chemicals)	(a)	2,070	97,745
Innospec, Inc. (Chemicals)		1,270	156,515
Materion Corp. (Metals & Mining)		1,320	171,772
Mativ Holdings, Inc. (Chemicals)		3,890	59,556
Minerals Technologies, Inc. (Chemicals)		1,740	124,079
O-I Glass, Inc. (Containers & Packaging)	(a)	7,907	129,517
Quaker Chemical Corp. (Chemicals)		1,100	234,762
Sealed Air Corp. (Containers & Packaging)		7,520	274,630
Sensient Technologies Corp. (Chemicals)		2,320	153,120
Sylvamo Corp. (Paper & Forest Products)		2,721	133,628
Warrior Met Coal, Inc. (Metals & Mining)		3,860	235,344
Worthington Steel, Inc. (Metals & Mining)	(a)	1,636	45,972
			3,805,207
Real Estate–4.0%
American Assets Trust, Inc. (Diversified REITs)		5,070	114,126
Apple Hospitality REIT, Inc. (Hotel & Resort REITs)		11,700	194,337
CareTrust REIT, Inc. (Health Care REITs)		8,080	180,830
Cushman & Wakefield PLC (Real Estate Mgmt. & Development)	(a)	10,490	113,292
DiamondRock Hospitality Co. (Hotel & Resort REITs)		18,760	176,156
Douglas Emmett, Inc. (Office REITs)		10,290	149,205
Elme Communities (Residential REITs)		7,650	111,690
Essential Properties Realty Trust, Inc. (Diversified REITs)		9,500	242,820
eXp World Holdings, Inc. (Real Estate Mgmt. & Development)		6,330	98,242
Four Corners Property Trust, Inc. (Specialized REITs)		6,770	171,281
Highwoods Properties, Inc. (Office REITs)		5,810	133,398
Innovative Industrial Properties, Inc. (Industrial REITs)		2,040	205,673
JBG SMITH Properties (Office REITs)		8,040	136,760
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
LXP Industrial Trust (Industrial REITs)	23,230	$ 230,441
Macerich Co. / The (Retail REITs)	13,030	201,053
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)	2,590	113,131
NexPoint Residential Trust, Inc. (Residential REITs)	1,600	55,088
Outfront Media, Inc. (Specialized REITs)	9,680	135,133
Pebblebrook Hotel Trust (Hotel & Resort REITs)	8,200	131,036
Phillips Edison & Co., Inc. (Retail REITs)	7,110	259,373
Retail Opportunity Investments Corp. (Retail REITs)	6,930	97,228
Safehold, Inc. (Specialized REITs)	4,830	113,022
SITE Centers Corp. (Retail REITs)	14,460	197,090
SL Green Realty Corp. (Office REITs)	3,900	176,163
St. Joe Co. / The (Real Estate Mgmt. & Development)	1,980	119,156
Sunstone Hotel Investors, Inc. (Hotel & Resort REITs)	15,043	161,411
Tanger, Inc. (Retail REITs)	5,790	160,499
Uniti Group, Inc. (Specialized REITs)	20,270	117,161
Urban Edge Properties (Retail REITs)	8,010	146,583
Veris Residential, Inc. (Residential REITs)	5,360	84,313
Xenia Hotels & Resorts, Inc. (Hotel & Resort REITs)	10,060	137,017
		4,662,708
Utilities–0.9%
American States Water Co. (Water Utilities)	2,000	160,840
Avista Corp. (Multi-Utilities)	5,790	206,935
California Water Service Group (Water Utilities)	4,230	219,410
Chesapeake Utilities Corp. (Gas Utilities)	1,180	124,643
Clearway Energy, Inc. Class C (Ind. Power & Renewable Elec.)	4,450	122,063
Otter Tail Corp. (Electric Utilities)	2,681	227,805
		1,061,696
Total Common Stocks (Cost $106,577,614)		$116,772,276

Exchange Traded Funds–0.2%		Shares	Value
iShares Core S&P Small-Cap ETF		2,392	$ 258,934
Total Exchange Traded Funds (Cost $259,405)			$ 258,934
Total Investments – 99.9% (Cost $106,837,019)	(b)		$117,031,210
Other Assets in Excess of Liabilities – 0.1%			116,477
Net Assets – 100.0%			$117,147,687

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
ETF:	Exchange Traded Fund
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Mid Cap Core Portfolio (Unaudited)
Objective/Strategy
The  AVIP AB Mid Cap Core Portfolio (formerly ON AB Mid Cap Core Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.
Performance as of December 31, 2023
Average Annual returns
One year	17.05%
Five years	11.27%
Ten years	8.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.88% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 17.05% versus 17.23% for its benchmark, the Russell Midcap® Index.
Q.  What affected the Portfolio’s performance?
A.   Security selection was the primary detractor from the Portfolio’s relative returns for the year, while sector allocation offset some of the underperformance. Selection within Health Care was the largest detractor, followed by selection within Communication Services and Utilities.  Selection within Energy, Industrials and Information Technology contributed to relative returns. From a sector allocation perspective, the Portfolio’s underweight to Utilities and overweights to Industrials and Information Technology were the largest contributors to relative returns, while overweights to Financials and Health Care detracted.
Leading contributors to relative performance for the year were Vertiv Holdings Co., First Citizens Bancshares, Inc. Class A and XPO, Inc., while top detractors from relative performance were National Vision Holdings, Inc., Driven Brands Holdings, Inc. and Silk Road Medical, Inc. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Mid Cap Core Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	99.1
Exchange Traded Funds	0.4
Other Net Assets	0.5
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Builders FirstSource, Inc.	1.0
2.	Axon Enterprise, Inc.	0.8
3.	Dynatrace, Inc.	0.7
4.	Five Below, Inc.	0.7
5.	PTC, Inc.	0.7
6.	Deckers Outdoor Corp.	0.6
7.	Jones Lang LaSalle, Inc.	0.6
8.	Lennox International, Inc.	0.5
9.	NVR, Inc.	0.5
10.	PVH Corp.	0.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	21.2
Information Technology	16.4
Financials	14.1
Consumer Discretionary	13.1
Health Care	11.7
Real Estate	5.8
Energy	4.5
Consumer Staples	3.8
Materials	3.3
Utilities	3.0
Communication Services	2.2
99.1

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Mid Cap Core Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–99.1%		Shares	Value
Communication Services–2.2%
Criteo SA – ADR (Media)	(a)	8,040	$ 203,573
Electronic Arts, Inc. (Entertainment)		960	131,338
Fox Corp. Class A (Media)		2,040	60,527
Interpublic Group of Cos., Inc. / The (Media)		2,400	78,336
Liberty Broadband Corp. Class A (Media)	(a)	480	38,707
Liberty Broadband Corp. Class C (Media)	(a)	660	53,189
Liberty Media Corp.-Liberty Formula One Class C (Entertainment)	(a)	1,385	87,435
Match Group, Inc. (Interactive Media & Svs.)	(a)	920	33,580
Nexstar Media Group, Inc. (Media)		2,120	332,310
Omnicom Group, Inc. (Media)		930	80,454
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	3,220	119,269
ROBLOX Corp. Class A (Entertainment)	(a)	1,750	80,010
Sirius XM Holdings, Inc. (Media)		10,060	55,028
Spotify Technology SA (Entertainment)	(a)	550	103,350
Take-Two Interactive Software, Inc. (Entertainment)	(a)	470	75,647
Trade Desk, Inc. / The Class A (Media)	(a)	1,700	122,332
Warner Bros. Discovery, Inc. (Entertainment)	(a)	7,731	87,979
ZoomInfo Technologies, Inc. (Interactive Media & Svs.)	(a)	1,570	29,029
			1,772,093
Consumer Discretionary–13.1%
ADT, Inc. (Diversified Consumer Svs.)		39,865	271,879
Aptiv PLC (Automobile Components)	(a)	1,100	98,692
Aramark (Hotels, Restaurants & Leisure)		1,962	55,132
Bath & Body Works, Inc. (Specialty Retail)		8,930	385,419
Best Buy Co., Inc. (Specialty Retail)		940	73,583
Brunswick Corp. (Leisure Products)		3,789	366,586
Burlington Stores, Inc. (Specialty Retail)	(a)	264	51,343
CarMax, Inc. (Specialty Retail)	(a)	671	51,493
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	3,300	61,182
Cava Group, Inc. (Hotels, Restaurants & Leisure)	(a)	5,526	237,507
Coupang, Inc. (Broadline Retail)	(a)	3,690	59,741
D.R. Horton, Inc. (Household Durables)		1,350	205,173
Dana, Inc. (Automobile Components)		12,460	182,041
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		530	87,079
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	724	483,943
Dick's Sporting Goods, Inc. (Specialty Retail)		2,369	348,125
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)		3,870	192,146
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		847	349,159
DoorDash, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,011	99,978
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,448	51,042
eBay, Inc. (Broadline Retail)		1,920	83,750
Etsy, Inc. (Broadline Retail)	(a)	484	39,228
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	570	86,520
Five Below, Inc. (Specialty Retail)	(a)	2,551	543,771
Garmin Ltd. (Household Durables)		610	78,409
Gentex Corp. (Automobile Components)		370	12,084
Genuine Parts Co. (Distributors)		610	84,485
Goodyear Tire & Rubber Co. / The (Automobile Components)	(a)	19,050	272,796
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		820	149,314
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)		690	89,983
Lennar Corp. Class A (Household Durables)		1,100	163,944
Lithia Motors, Inc. (Specialty Retail)		1,002	329,939
LKQ Corp. (Distributors)		1,630	77,898
Lucid Group, Inc. (Automobiles)	(a)	7,858	33,082
MGM Resorts International (Hotels, Restaurants & Leisure)		1,930	86,232
Mohawk Industries, Inc. (Household Durables)	(a)	370	38,295
NVR, Inc. (Household Durables)	(a)	62	434,028
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		2,770	211,157
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
PulteGroup, Inc. (Household Durables)		4,020	$ 414,944
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,550	433,526
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,773	399,867
Rivian Automotive, Inc. Class A (Automobiles)	(a)	2,290	53,723
Ross Stores, Inc. (Specialty Retail)		1,180	163,300
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	790	102,297
SharkNinja, Inc. (Household Durables)		5,370	274,783
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		8,038	295,879
Taylor Morrison Home Corp. (Household Durables)	(a)	4,526	241,462
Tractor Supply Co. (Specialty Retail)		470	101,064
Ulta Beauty, Inc. (Specialty Retail)	(a)	230	112,698
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,140	27,601
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,330	25,004
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		1,266	270,253
Victoria's Secret & Co. (Specialty Retail)	(a)	386	10,244
Wayfair, Inc. Class A (Specialty Retail)	(a)	4,605	284,129
Williams-Sonoma, Inc. (Specialty Retail)		1,730	349,079
Wingstop, Inc. (Hotels, Restaurants & Leisure)		1,278	327,909
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		1,150	150,259
			10,564,179
Consumer Staples–3.8%
BellRing Brands, Inc. (Personal Care Products)	(a)	3,647	202,153
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	60	20,735
Brown-Forman Corp. Class B (Beverages)		1,000	57,100
Bunge Global SA (Food Products)		860	86,817
Campbell Soup Co. (Food Products)		1,600	69,168
Celsius Holdings, Inc. (Beverages)	(a)	6,525	355,743
Church & Dwight Co., Inc. (Household Products)		847	80,092
Clorox Co. / The (Household Products)		510	72,721
Conagra Brands, Inc. (Food Products)		2,060	59,040
Dollar Tree, Inc. (Consumer Staples Distribution & Retail)	(a)	970	137,789
Freshpet, Inc. (Food Products)	(a)	3,732	323,788
Grocery Outlet Holding Corp. (Consumer Staples Distribution & Retail)	(a)	10,158	273,860
Hain Celestial Group, Inc. / The (Food Products)	(a)	14,650	160,418
Hormel Foods Corp. (Food Products)		1,650	52,982
J.M. Smucker Co. / The (Food Products)		580	73,300
Kellanova (Food Products)		1,220	68,210
Kroger Co. / The (Consumer Staples Distribution & Retail)		3,100	141,701
Lamb Weston Holdings, Inc. (Food Products)		2,930	316,704
McCormick & Co., Inc. (Food Products)		1,010	69,104
Nomad Foods Ltd. (Food Products)	(a)	15,552	263,606
Tyson Foods, Inc. Class A (Food Products)		1,180	63,425
W.K. Kellogg Co. (Food Products)		305	4,008
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)		2,410	62,925
			3,015,389
Energy–4.5%
Baker Hughes Co. (Energy Equip. & Svs.)		3,800	129,884
Cameco Corp. (Oil, Gas & Consumable Fuels)		7,350	316,785
ChampionX Corp. (Energy Equip. & Svs.)		8,380	244,780
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		980	167,296
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		690	53,089
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		2,820	71,966
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2,370	107,361
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		650	100,802
Halliburton Co. (Energy Equip. & Svs.)		3,900	140,985
Hess Corp. (Oil, Gas & Consumable Fuels)		1,130	162,901

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Energy (continued)
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)		3,724	$ 206,943
International Seaways, Inc. (Oil, Gas & Consumable Fuels)		4,450	202,386
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)		13,094	278,771
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		2,720	65,715
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		1,810	127,098
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		1,180	51,826
Permian Resources Corp. (Oil, Gas & Consumable Fuels)		15,366	208,977
Phillips 66 (Oil, Gas & Consumable Fuels)		1,700	226,338
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	28,457	186,393
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		910	79,052
TechnipFMC PLC (Energy Equip. & Svs.)		10,869	218,902
Texas Pacific Land Corp. (Oil, Gas & Consumable Fuels)		40	62,898
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5,010	174,498
			3,585,646
Financials–14.1%
Aflac, Inc. (Insurance)		1,930	159,225
AGNC Investment Corp. (Mortgage REIT)		4,250	41,693
Allstate Corp. / The (Insurance)		940	131,581
Ally Financial, Inc. (Consumer Finance)		1,520	53,078
American Financial Group, Inc. (Insurance)		2,613	310,660
Ameriprise Financial, Inc. (Capital Markets)		330	125,344
Apollo Global Management, Inc. (Financial Services)		1,752	163,269
Arch Capital Group Ltd. (Insurance)	(a)	1,160	86,153
Ares Management Corp. Class A (Capital Markets)		3,615	429,896
Arthur J. Gallagher & Co. (Insurance)		780	175,406
Bank of New York Mellon Corp. / The (Capital Markets)		2,520	131,166
BankUnited, Inc. (Banks)		4,870	157,934
Block, Inc. (Financial Services)	(a)	1,820	140,777
Brown & Brown, Inc. (Insurance)		750	53,333
Carlyle Group, Inc. / The (Capital Markets)		1,790	72,835
CBOE Global Markets, Inc. (Capital Markets)		2,364	422,116
Cincinnati Financial Corp. (Insurance)		680	70,353
Citizens Financial Group, Inc. (Banks)		1,740	57,664
Coinbase Global, Inc. Class A (Capital Markets)	(a)	633	110,091
Comerica, Inc. (Banks)		6,427	358,691
Discover Financial Services (Consumer Finance)		1,250	140,500
East West Bancorp, Inc. (Banks)		1,000	71,950
Euronet Worldwide, Inc. (Financial Services)	(a)	536	54,399
Everest Group Ltd. (Insurance)		790	279,328
FactSet Research Systems, Inc. (Capital Markets)		120	57,246
Fidelity National Financial, Inc. (Insurance)		1,050	53,571
Fidelity National Information Services, Inc. (Financial Services)		1,990	119,539
Fifth Third Bancorp (Banks)		2,900	100,021
First BanCorp (Banks)		19,490	320,610
First Citizens BancShares, Inc. Class A (Banks)		300	425,691
First Hawaiian, Inc. (Banks)		15,205	347,586
First Horizon Corp. (Banks)		2,360	33,418
FleetCor Technologies, Inc. (Financial Services)	(a)	340	96,087
Flywire Corp. (Financial Services)	(a)	9,417	218,004
Franklin Resources, Inc. (Capital Markets)		2,540	75,667
Global Payments, Inc. (Financial Services)		960	121,920
Globe Life, Inc. (Insurance)		10	1,217
Hanover Insurance Group, Inc. / The (Insurance)		1,290	156,632
Hartford Financial Services Group, Inc. / The (Insurance)		1,470	118,159
Huntington Bancshares, Inc. (Banks)		4,980	63,346
Invesco Ltd. (Capital Markets)		2,820	50,309
Jack Henry & Associates, Inc. (Financial Services)		470	76,803
Jefferies Financial Group, Inc. (Capital Markets)		1,330	53,745
Kemper Corp. (Insurance)		3,090	150,390
Common Stocks (Continued)		Shares	Value
Financials (continued)
KeyCorp (Banks)		3,650	$ 52,560
Kinsale Capital Group, Inc. (Insurance)		1,010	338,259
KKR & Co., Inc. (Capital Markets)		2,230	184,756
Loews Corp. (Insurance)		670	46,625
LPL Financial Holdings, Inc. (Capital Markets)		280	63,734
M&T Bank Corp. (Banks)		520	71,282
Markel Group, Inc. (Insurance)	(a)	60	85,194
Moelis & Co. Class A (Capital Markets)		4,817	270,378
MSCI, Inc. (Capital Markets)		329	186,099
Nasdaq, Inc. (Capital Markets)		1,410	81,977
Northern Trust Corp. (Capital Markets)		780	65,816
NU Holdings Ltd. Class A (Banks)	(a)	7,760	64,641
PJT Partners, Inc. Class A (Capital Markets)		3,293	335,458
Principal Financial Group, Inc. (Insurance)		1,190	93,617
Prudential Financial, Inc. (Insurance)		1,630	169,047
Raymond James Financial, Inc. (Capital Markets)		870	97,005
Regions Financial Corp. (Banks)		3,530	68,411
Rocket Cos., Inc. Class A (Financial Services)	(a)	5,490	79,495
Ryan Specialty Holdings, Inc. Class A (Insurance)	(a)	7,056	303,549
Shift4 Payments, Inc. Class A (Financial Services)	(a)	4,291	318,993
State Street Corp. (Capital Markets)		1,440	111,542
Stifel Financial Corp. (Capital Markets)		3,780	261,387
Synchrony Financial (Consumer Finance)		2,390	91,274
T. Rowe Price Group, Inc. (Capital Markets)		920	99,075
Texas Capital Bancshares, Inc. (Banks)	(a)	4,179	270,089
Tradeweb Markets, Inc. Class A (Capital Markets)		940	85,427
W.R. Berkley Corp. (Insurance)		652	46,109
Webster Financial Corp. (Banks)		4,026	204,360
Willis Towers Watson PLC (Insurance)		330	79,596
Wintrust Financial Corp. (Banks)		3,150	292,162
XP, Inc. Class A (Capital Markets)		2,360	61,525
Zions Bancorp N.A. (Banks)		6,630	290,858
			11,307,703
Health Care–11.7%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	2,320	180,403
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,260	175,178
Akero Therapeutics, Inc. (Biotechnology)	(a)	2,433	56,811
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	270	73,980
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	540	103,361
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	2,853	213,633
Arcus Biosciences, Inc. (Biotechnology)	(a)	4,886	93,323
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	1,019	128,343
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	6,145	219,315
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	13,526	308,799
Baxter International, Inc. (Health Care Equip. & Supplies)		1,700	65,722
Biogen, Inc. (Biotechnology)	(a)	500	129,385
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	640	61,709
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	120	38,747
Blueprint Medicines Corp. (Biotechnology)	(a)	1,961	180,883
Bridgebio Pharma, Inc. (Biotechnology)	(a)	3,909	157,806
Cardinal Health, Inc. (Health Care Providers & Svs.)		950	95,760
Cencora, Inc. (Health Care Providers & Svs.)		630	129,389
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	230	54,372
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		201	76,066
DaVita, Inc. (Health Care Providers & Svs.)	(a)	650	68,094
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	1,480	183,653
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	8,200	197,292
Exact Sciences Corp. (Biotechnology)	(a)	640	47,347
Fortrea Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	7,329	255,782
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	6,662	180,207
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	4,027	148,838

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	1,160	$ 82,882
ICON PLC (Life Sciences Tools & Svs.)	(a)	1,436	406,489
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	274	27,329
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	350	194,268
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	530	73,797
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,206	273,054
Incyte Corp. (Biotechnology)	(a)	740	46,465
Insulet Corp. (Health Care Equip. & Supplies)	(a)	271	58,802
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	6,067	264,218
Intellia Therapeutics, Inc. (Biotechnology)	(a)	2,636	80,372
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	2,553	182,846
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	780	180,476
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	2,264	242,339
Karuna Therapeutics, Inc. (Biotechnology)	(a)	547	173,131
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		400	90,916
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	3,121	193,502
Legend Biotech Corp. – ADR (Biotechnology)	(a)	1,984	119,377
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a)	501	115,921
Maravai LifeSciences Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,960	12,838
Masimo Corp. (Health Care Equip. & Supplies)	(a)	330	38,679
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	90	109,166
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	300	108,393
MoonLake Immunotherapeutics (Biotechnology)	(a)	1,562	94,329
Natera, Inc. (Biotechnology)	(a)	6,674	418,059
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	802	105,672
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(a)	16,180	150,474
QIAGEN N.V. (Life Sciences Tools & Svs.)	(a)	1,580	68,619
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		580	79,970
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	1,561	280,668
ResMed, Inc. (Health Care Equip. & Supplies)		590	101,492
Revvity, Inc. (Life Sciences Tools & Svs.)		420	45,910
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	996	96,044
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	723	137,775
STERIS PLC (Health Care Equip. & Supplies)		346	76,068
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	2,878	137,626
Vaxcyte, Inc. (Biotechnology)	(a)	2,781	174,647
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	560	107,811
Viatris, Inc. (Pharmaceuticals)		5,730	62,056
Viking Therapeutics, Inc. (Biotechnology)	(a)	5,627	104,718
Vir Biotechnology, Inc. (Biotechnology)	(a)	4,384	44,103
Waters Corp. (Life Sciences Tools & Svs.)	(a)	253	83,295
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		300	105,636
Xenon Pharmaceuticals, Inc. (Biotechnology)	(a)	2,806	129,244
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		850	103,445
			9,407,119
Industrials–21.2%
A.O. Smith Corp. (Building Products)		1,130	93,157
ABM Industries, Inc. (Commercial Svs. & Supplies)		5,624	252,124
AECOM (Construction & Engineering)		670	61,928
AGCO Corp. (Machinery)		520	63,133
Alaska Air Group, Inc. (Passenger Airlines)	(a)	6,009	234,772
Allegion PLC (Building Products)		570	72,213
AMETEK, Inc. (Electrical Equip.)		943	155,491
ArcBest Corp. (Ground Transportation)		2,337	280,931
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	2,616	$ 675,791
AZEK Co., Inc. / The (Building Products)	(a)	8,126	310,820
Booz Allen Hamilton Holding Corp. (Professional Svs.)		420	53,722
Broadridge Financial Solutions, Inc. (Professional Svs.)		477	98,143
Builders FirstSource, Inc. (Building Products)	(a)	4,677	780,778
BWX Technologies, Inc. (Aerospace & Defense)		2,217	170,110
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		150	12,959
Carlisle Cos., Inc. (Building Products)		1,081	337,737
Carrier Global Corp. (Building Products)		3,550	203,948
Cintas Corp. (Commercial Svs. & Supplies)		360	216,958
Clarivate PLC (Professional Svs.)	(a)	4,040	37,410
Copart, Inc. (Commercial Svs. & Supplies)	(a)	3,376	165,424
Cummins, Inc. (Machinery)		610	146,138
Curtiss-Wright Corp. (Aerospace & Defense)		1,189	264,897
Delta Air Lines, Inc. (Passenger Airlines)		2,620	105,403
Dover Corp. (Machinery)		590	90,748
Dycom Industries, Inc. (Construction & Engineering)	(a)	3,259	375,078
Equifax, Inc. (Professional Svs.)		490	121,172
Expeditors International of Washington, Inc. (Air Freight & Logistics)		540	68,688
Fastenal Co. (Trading Companies & Distributors)		2,350	152,210
Ferguson PLC (Trading Companies & Distributors)		690	133,218
Fluor Corp. (Construction & Engineering)	(a)	8,550	334,904
Fortive Corp. (Machinery)		1,210	89,092
FTI Consulting, Inc. (Professional Svs.)	(a)	1,394	277,615
Gates Industrial Corp. PLC (Machinery)	(a)	7,390	99,174
Generac Holdings, Inc. (Electrical Equip.)	(a)	250	32,310
Graco, Inc. (Machinery)		990	85,892
HEICO Corp. Class A (Aerospace & Defense)		170	24,215
Herc Holdings, Inc. (Trading Companies & Distributors)		2,403	357,783
Hexcel Corp. (Aerospace & Defense)		3,758	277,153
Howmet Aerospace, Inc. (Aerospace & Defense)		6,850	370,722
Hubbell, Inc. (Electrical Equip.)		180	59,207
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		260	67,506
IDEX Corp. (Machinery)		350	75,989
Ingersoll Rand, Inc. (Machinery)		5,306	410,366
ITT, Inc. (Machinery)		2,638	314,766
J.B. Hunt Transport Services, Inc. (Ground Transportation)		260	51,932
Jacobs Solutions, Inc. (Professional Svs.)		500	64,900
Knight-Swift Transportation Holdings, Inc. (Ground Transportation)		4,935	284,503
Korn Ferry (Professional Svs.)		2,680	159,058
Leidos Holdings, Inc. (Professional Svs.)		750	81,180
Lennox International, Inc. (Building Products)		971	434,542
Lyft, Inc. Class A (Ground Transportation)	(a)	1,370	20,536
Masco Corp. (Building Products)		1,190	79,706
MasTec, Inc. (Construction & Engineering)	(a)	5,113	387,156
Middleby Corp. / The (Machinery)	(a)	2,385	351,000
Nordson Corp. (Machinery)		360	95,098
Old Dominion Freight Line, Inc. (Ground Transportation)		400	162,132
Oshkosh Corp. (Machinery)		2,964	321,327
Otis Worldwide Corp. (Machinery)		1,680	150,310
Owens Corning (Building Products)		390	57,810
PACCAR, Inc. (Machinery)		2,085	203,600
Parker-Hannifin Corp. (Machinery)		410	188,887
Paychex, Inc. (Professional Svs.)		1,320	157,225
Paycom Software, Inc. (Professional Svs.)		170	35,142
Quanta Services, Inc. (Construction & Engineering)		480	103,584
Regal Rexnord Corp. (Electrical Equip.)		2,050	303,441
Republic Services, Inc. (Commercial Svs. & Supplies)		860	141,823
Robert Half, Inc. (Professional Svs.)		3,230	283,982
Rockwell Automation, Inc. (Electrical Equip.)		470	145,926
Rollins, Inc. (Commercial Svs. & Supplies)		2,040	89,087
Saia, Inc. (Ground Transportation)	(a)	643	281,776

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Sensata Technologies Holding PLC (Electrical Equip.)		6,411	$ 240,861
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	2,483	38,586
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	1,930	313,625
Snap-on, Inc. (Machinery)		210	60,656
Southwest Airlines Co. (Passenger Airlines)		2,410	69,601
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)	(a)	9,609	305,374
SS&C Technologies Holdings, Inc. (Professional Svs.)		1,030	62,943
Star Bulk Carriers Corp. (Marine Transportation)		10,740	228,332
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	6,249	309,700
Tetra Tech, Inc. (Commercial Svs. & Supplies)		1,964	327,851
Textron, Inc. (Aerospace & Defense)		630	50,665
Toro Co. / The (Machinery)		670	64,313
Trane Technologies PLC (Building Products)		730	178,047
TransDigm Group, Inc. (Aerospace & Defense)		150	151,740
TransUnion (Professional Svs.)		780	53,594
U-Haul Holding Co. NVS (Ground Transportation)		900	63,396
United Airlines Holdings, Inc. (Passenger Airlines)	(a)	1,100	45,386
United Rentals, Inc. (Trading Companies & Distributors)		298	170,879
Verisk Analytics, Inc. (Professional Svs.)		449	107,248
Vertiv Holdings Co. Class A (Electrical Equip.)		1,090	52,353
Vestis Corp. (Commercial Svs. & Supplies)		981	20,738
W.W. Grainger, Inc. (Trading Companies & Distributors)		180	149,164
Watsco, Inc. (Trading Companies & Distributors)		120	51,416
Westinghouse Air Brake Technologies Corp. (Machinery)		930	118,017
WNS Holdings Ltd. – ADR (Professional Svs.)	(a)	3,790	239,528
XPO, Inc. (Ground Transportation)	(a)	3,249	284,580
Xylem, Inc. (Machinery)		730	83,483
			17,089,534
Information Technology–16.4%
ACI Worldwide, Inc. (Software)	(a)	9,078	277,787
Akamai Technologies, Inc. (IT Svs.)	(a)	660	78,111
Amdocs Ltd. (IT Svs.)		1,000	87,890
Amkor Technology, Inc. (Semiconductors & Equip.)		9,710	323,052
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		1,850	183,390
ANSYS, Inc. (Software)	(a)	350	127,008
Aspen Technology, Inc. (Software)	(a)	310	68,246
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		4,619	232,798
Belden, Inc. (Electronic Equip., Instr. & Comp.)		2,670	206,257
Bentley Systems, Inc. Class B (Software)		1,100	57,398
BILL Holdings, Inc. (Software)	(a)	490	39,979
Calix, Inc. (Communications Equip.)	(a)	6,700	292,723
CDW Corp. (Electronic Equip., Instr. & Comp.)		590	134,119
Cloudflare, Inc. Class A (IT Svs.)	(a)	900	74,934
Cognizant Technology Solutions Corp. Class A (IT Svs.)		1,710	129,156
CommVault Systems, Inc. (Software)	(a)	2,949	235,478
Corning, Inc. (Electronic Equip., Instr. & Comp.)		3,080	93,786
Crowdstrike Holdings, Inc. Class A (Software)	(a)	727	185,618
Datadog, Inc. Class A (Software)	(a)	924	112,155
Dropbox, Inc. Class A (Software)	(a)	2,970	87,556
Dynatrace, Inc. (Software)	(a)	10,179	556,689
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	550	72,677
Entegris, Inc. (Semiconductors & Equip.)		680	81,478
EPAM Systems, Inc. (IT Svs.)	(a)	220	65,415
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	2,177	414,348
Fair Isaac Corp. (Software)	(a)	287	334,071
First Solar, Inc. (Semiconductors & Equip.)	(a)	370	63,744
Five9, Inc. (Software)	(a)	4,695	369,449
FormFactor, Inc. (Semiconductors & Equip.)	(a)	6,620	276,120
Freshworks, Inc. Class A (Software)	(a)	15,773	370,508
Gartner, Inc. (IT Svs.)	(a)	250	112,777
Gen Digital, Inc. (Software)		14,420	329,064
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
GLOBALFOUNDRIES, Inc. (Semiconductors & Equip.)	(a)	860	$ 52,116
GoDaddy, Inc. Class A (IT Svs.)	(a)	490	52,018
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		5,300	89,994
HP, Inc. (Tech. Hardware, Storage & Periph.)		3,620	108,926
HubSpot, Inc. (Software)	(a)	638	370,384
Juniper Networks, Inc. (Communications Equip.)		1,396	41,154
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	760	120,908
Klaviyo, Inc. Class A (Software)	(a)	8,340	231,685
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	4,517	311,628
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		739	197,727
Lumentum Holdings, Inc. (Communications Equip.)	(a)	4,660	244,277
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	4,304	400,057
Manhattan Associates, Inc. (Software)	(a)	1,988	428,056
Marvell Technology, Inc. (Semiconductors & Equip.)		2,880	173,693
Microchip Technology, Inc. (Semiconductors & Equip.)		2,046	184,508
Monday.com Ltd. (Software)	(a)	1,462	274,578
MongoDB, Inc. (IT Svs.)	(a)	993	405,988
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		607	382,883
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		670	59,067
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,543	259,857
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	1,404	117,276
Palantir Technologies, Inc. Class A (Software)	(a)	6,290	107,999
PTC, Inc. (Software)	(a)	2,978	521,031
Qorvo, Inc. (Semiconductors & Equip.)	(a)	470	52,927
Skyworks Solutions, Inc. (Semiconductors & Equip.)		680	76,446
Smartsheet, Inc. Class A (Software)	(a)	6,163	294,715
Splunk, Inc. (Software)	(a)	660	100,551
Synaptics, Inc. (Semiconductors & Equip.)	(a)	2,990	341,099
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	175	78,101
Teradyne, Inc. (Semiconductors & Equip.)		680	73,794
Tyler Technologies, Inc. (Software)	(a)	180	75,262
Unity Software, Inc. (Software)	(a)	2,300	94,047
Universal Display Corp. (Semiconductors & Equip.)		2,019	386,154
VeriSign, Inc. (IT Svs.)	(a)	410	84,444
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	1,250	65,462
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	772	33,590
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	220	60,133
Zoom Video Communications, Inc. Class A (Software)	(a)	870	62,562
Zscaler, Inc. (Software)	(a)	370	81,977
			13,170,855
Materials–3.3%
Albemarle Corp. (Chemicals)		470	67,906
Alcoa Corp. (Metals & Mining)		894	30,396
Amcor PLC (Containers & Packaging)		6,490	62,564
ATI, Inc. (Metals & Mining)	(a)	5,130	233,261
Avery Dennison Corp. (Containers & Packaging)		260	52,562
Ball Corp. (Containers & Packaging)		1,300	74,776
Berry Global Group, Inc. (Containers & Packaging)		4,680	315,385
Celanese Corp. (Chemicals)		490	76,131
CF Industries Holdings, Inc. (Chemicals)		221	17,570
Corteva, Inc. (Chemicals)		3,080	147,594
Crown Holdings, Inc. (Containers & Packaging)		630	58,017
DuPont de Nemours, Inc. (Chemicals)		1,582	121,703
Eastman Chemical Co. (Chemicals)		660	59,281
Element Solutions, Inc. (Chemicals)		12,076	279,439

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Materials (continued)
International Flavors & Fragrances, Inc. (Chemicals)		939	$ 76,031
International Paper Co. (Containers & Packaging)		229	8,278
LyondellBasell Industries N.V. Class A (Chemicals)		1,050	99,834
Martin Marietta Materials, Inc. (Construction Materials)		250	124,727
Mosaic Co. / The (Chemicals)		1,320	47,164
Nucor Corp. (Metals & Mining)		850	147,934
Packaging Corp. of America (Containers & Packaging)		520	84,713
PPG Industries, Inc. (Chemicals)		970	145,063
Reliance Steel & Aluminum Co. (Metals & Mining)		190	53,139
Sealed Air Corp. (Containers & Packaging)		1,230	44,920
Steel Dynamics, Inc. (Metals & Mining)		662	78,182
Vulcan Materials Co. (Construction Materials)		540	122,585
Westrock Co. (Containers & Packaging)		1,370	56,882
			2,686,037
Real Estate–5.8%
Alexandria Real Estate Equities, Inc. (Office REITs)		550	69,724
American Homes 4 Rent Class A (Residential REITs)		2,060	74,078
Americold Realty Trust, Inc. (Industrial REITs)		1,890	57,210
Apartment Income REIT Corp. (Residential REITs)		8,350	289,995
AvalonBay Communities, Inc. (Residential REITs)		570	106,715
Boston Properties, Inc. (Office REITs)		700	49,119
Broadstone Net Lease, Inc. (Diversified REITs)		10,671	183,755
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	1,370	127,533
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a)	1,620	141,572
CubeSmart (Specialized REITs)		4,470	207,184
Digital Realty Trust, Inc. (Specialized REITs)		980	131,888
Equity LifeStyle Properties, Inc. (Residential REITs)		1,100	77,594
Equity Residential (Residential REITs)		1,510	92,352
Essex Property Trust, Inc. (Residential REITs)		270	66,944
Extra Space Storage, Inc. (Specialized REITs)		689	110,467
First Industrial Realty Trust, Inc. (Industrial REITs)		4,151	218,633
Gaming & Leisure Properties, Inc. (Specialized REITs)		1,640	80,934
Healthpeak Properties, Inc. (Health Care REITs)		2,220	43,956
Host Hotels & Resorts, Inc. (Hotel & Resort REITs)		210	4,089
Invitation Homes, Inc. (Residential REITs)		2,300	78,453
Iron Mountain, Inc. (Specialized REITs)		940	65,781
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	2,484	469,153
Kimco Realty Corp. (Retail REITs)		3,630	77,355
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
Lamar Advertising Co. Class A (Specialized REITs)	767	$ 81,517
Mid-America Apartment Communities, Inc. (Residential REITs)	480	64,541
NET Lease Office Properties (Office REITs)	68	1,257
Realty Income Corp. (Retail REITs)	2,650	152,163
Ryman Hospitality Properties, Inc. (Hotel & Resort REITs)	2,522	277,571
SBA Communications Corp. (Specialized REITs)	420	106,550
Simon Property Group, Inc. (Retail REITs)	1,340	191,138
STAG Industrial, Inc. (Industrial REITs)	8,150	319,969
Sun Communities, Inc. (Residential REITs)	460	61,479
UDR, Inc. (Residential REITs)	1,640	62,796
Ventas, Inc. (Health Care REITs)	1,530	76,255
VICI Properties, Inc. (Specialized REITs)	3,360	107,117
W.P. Carey, Inc. (Diversified REITs)	1,020	66,106
Welltower, Inc. (Health Care REITs)	1,710	154,191
Weyerhaeuser Co. (Specialized REITs)	3,060	106,396
		4,653,530
Utilities–3.0%
Ameren Corp. (Multi-Utilities)	1,010	73,063
American Water Works Co., Inc. (Water Utilities)	750	98,993
Atmos Energy Corp. (Gas Utilities)	530	61,427
Avangrid, Inc. (Electric Utilities)	1,500	48,615
CenterPoint Energy, Inc. (Multi-Utilities)	8,690	248,273
CMS Energy Corp. (Multi-Utilities)	1,180	68,523
Consolidated Edison, Inc. (Multi-Utilities)	1,410	128,268
Constellation Energy Corp. (Electric Utilities)	1,120	130,917
DTE Energy Co. (Multi-Utilities)	790	87,105
Edison International (Electric Utilities)	1,470	105,090
Entergy Corp. (Electric Utilities)	830	83,988
Essential Utilities, Inc. (Water Utilities)	1,620	60,507
Eversource Energy (Electric Utilities)	1,400	86,408
FirstEnergy Corp. (Electric Utilities)	2,210	81,019
IDACORP, Inc. (Electric Utilities)	2,380	234,002
PG&E Corp. (Electric Utilities)	7,056	127,220
Portland General Electric Co. (Electric Utilities)	6,120	265,241
PPL Corp. (Electric Utilities)	3,140	85,094
Public Service Enterprise Group, Inc. (Multi-Utilities)	2,070	126,580
WEC Energy Group, Inc. (Multi-Utilities)	1,290	108,579
Xcel Energy, Inc. (Electric Utilities)	2,150	133,106
		2,442,018
Total Common Stocks (Cost $74,235,505)		$79,694,103

Exchange Traded Funds–0.4%		Shares	Value
iShares Russell Mid-Cap ETF		4,623	$ 359,346
Total Exchange Traded Funds (Cost $343,871)			$ 359,346
Total Investments – 99.5% (Cost $74,579,376)	(b)		$80,053,449
Other Assets in Excess of Liabilities – 0.5%			372,564
Net Assets – 100.0%			$80,426,013

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
ETF:	Exchange Traded Fund
NVS:	Non Voting Shares
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio (Unaudited)
Objective/Strategy
The AVIP S&P 500® Index Portfolio (formerly ON S&P 500® Index Portfolio) seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities of companies that are included in the S&P 500® Index.
Performance as of December 31, 2023
Average Annual returns
One year	25.72%
Five years	15.24%
Ten years	11.57%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.38% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 25.72% versus 26.29% for its benchmark, the S&P 500® Index.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio seeks to track the underlying return of the S&P 500® Index.  There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return.  Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark.  Information Technology, Consumer Discretionary and Communication Services were the top contributing sectors for the year, while Utilities and Energy, were the largest detractors. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance.  Benchmark constituents that contributed the most to Portfolio and benchmark returns for the year were Microsoft Corp., Apple, Inc., and NVIDIA Corp., while Pfizer, Inc., Chevron Corp., and NextEra Energy, Inc. were the largest detractors. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The AVIP S&P 500® Index Portfolio of AuguStarSM Variable Insurance Products Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	99.7
U.S. Treasury Obligations	0.0
Other Net Assets	0.3
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	7.0
2.	Microsoft Corp.	7.0
3.	Amazon.com, Inc.	3.4
4.	NVIDIA Corp.	3.0
5.	Alphabet, Inc. Class A	2.1
6.	Meta Platforms, Inc. Class A	2.0
7.	Alphabet, Inc. Class C	1.8
8.	Tesla, Inc.	1.7
9.	Berkshire Hathaway, Inc. Class B	1.6
10.	JPMorgan Chase & Co.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	28.8
Financials	12.9
Health Care	12.6
Consumer Discretionary	10.8
Industrials	8.8
Communication Services	8.6
Consumer Staples	6.1
Energy	3.9
Real Estate	2.5
Materials	2.4
Utilities	2.3
99.7

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–99.7%		Shares	Value
Communication Services–8.6%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	174,710	$ 24,405,240
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	147,025	20,720,233
AT&T, Inc. (Diversified Telecom. Svs.)		211,045	3,541,335
Charter Communications, Inc. Class A (Media)	(a)	2,969	1,153,991
Comcast Corp. Class A (Media)		118,560	5,198,856
Electronic Arts, Inc. (Entertainment)		7,226	988,589
Fox Corp. Class A (Media)		7,735	229,497
Fox Corp. Class B (Media)		3,509	97,024
Interpublic Group of Cos., Inc. / The (Media)		11,235	366,710
Live Nation Entertainment, Inc. (Entertainment)	(a)	4,206	393,682
Match Group, Inc. (Interactive Media & Svs.)	(a)	8,079	294,884
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	65,524	23,192,875
Netflix, Inc. (Entertainment)	(a)	12,921	6,290,976
News Corp. Class A (Media)		11,059	271,498
News Corp. Class B (Media)		3,465	89,120
Omnicom Group, Inc. (Media)		5,833	504,613
Paramount Global Class B (Media)		14,237	210,565
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,665	750,832
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)		15,023	2,408,638
Verizon Communications, Inc. (Diversified Telecom. Svs.)		124,096	4,678,419
Walt Disney Co. / The (Entertainment)		54,019	4,877,376
Warner Bros. Discovery, Inc. (Entertainment)	(a)	65,471	745,060
			101,410,013
Consumer Discretionary–10.8%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	12,833	1,747,085
Amazon.com, Inc. (Broadline Retail)	(a)	268,454	40,788,901
Aptiv PLC (Automobile Components)	(a)	8,343	748,534
AutoZone, Inc. (Specialty Retail)	(a)	520	1,344,517
Bath & Body Works, Inc. (Specialty Retail)		6,761	291,805
Best Buy Co., Inc. (Specialty Retail)		5,750	450,110
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	1,030	3,653,637
BorgWarner, Inc. (Automobile Components)		6,951	249,193
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6,378	299,001
CarMax, Inc. (Specialty Retail)	(a)	4,705	361,062
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	29,857	553,549
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	810	1,852,438
D.R. Horton, Inc. (Household Durables)		8,899	1,352,470
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3,565	585,729
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,026	422,948
eBay, Inc. (Broadline Retail)		15,303	667,517
Etsy, Inc. (Broadline Retail)	(a)	3,560	288,538
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	3,929	596,383
Ford Motor Co. (Automobiles)		116,074	1,414,942
Garmin Ltd. (Household Durables)		4,500	578,430
General Motors Co. (Automobiles)		40,428	1,452,174
Genuine Parts Co. (Distributors)		4,135	572,697
Hasbro, Inc. (Leisure Products)		3,867	197,449
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		7,572	1,378,785
Home Depot, Inc. / The (Specialty Retail)		29,520	10,230,156
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		10,877	535,257
Lennar Corp. Class A (Household Durables)		7,388	1,101,108
LKQ Corp. (Distributors)		7,919	378,449
Lowe's Cos., Inc. (Specialty Retail)		17,033	3,790,694
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,398	1,737,363
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		7,284	$ 1,642,615
McDonald's Corp. (Hotels, Restaurants & Leisure)		21,415	6,349,762
MGM Resorts International (Hotels, Restaurants & Leisure)		8,015	358,110
Mohawk Industries, Inc. (Household Durables)	(a)	1,558	161,253
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		36,123	3,921,874
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	12,459	249,678
NVR, Inc. (Household Durables)	(a)	94	658,042
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	1,746	1,658,840
Pool Corp. (Distributors)		1,135	452,536
PulteGroup, Inc. (Household Durables)		6,358	656,273
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,182	170,444
Ross Stores, Inc. (Specialty Retail)		9,994	1,383,070
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	6,951	900,085
Starbucks Corp. (Hotels, Restaurants & Leisure)		33,729	3,238,321
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		6,766	249,056
Tesla, Inc. (Automobiles)	(a)	81,643	20,286,653
TJX Cos., Inc. / The (Specialty Retail)		33,772	3,168,151
Tractor Supply Co. (Specialty Retail)		3,188	685,516
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,452	711,465
V.F. Corp. (Textiles, Apparel & Luxury Goods)		9,814	184,503
Whirlpool Corp. (Household Durables)		1,618	197,024
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,834	258,206
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,278	1,081,603
			128,244,001
Consumer Staples–6.1%
Altria Group, Inc. (Tobacco)		52,226	2,106,797
Archer-Daniels-Midland Co. (Food Products)		15,748	1,137,321
Brown-Forman Corp. Class B (Beverages)		5,439	310,567
Bunge Global SA (Food Products)		4,269	430,956
Campbell Soup Co. (Food Products)		5,808	251,080
Church & Dwight Co., Inc. (Household Products)		7,276	688,019
Clorox Co. / The (Household Products)		3,651	520,596
Coca-Cola Co. / The (Beverages)		114,856	6,768,464
Colgate-Palmolive Co. (Household Products)		24,309	1,937,670
Conagra Brands, Inc. (Food Products)		14,047	402,587
Constellation Brands, Inc. Class A (Beverages)		4,769	1,152,906
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)		13,070	8,627,246
Dollar General Corp. (Consumer Staples Distribution & Retail)		6,476	880,412
Dollar Tree, Inc. (Consumer Staples Distribution & Retail)	(a)	6,164	875,596
Estee Lauder Cos., Inc. / The Class A (Personal Care Products)		6,851	1,001,959
General Mills, Inc. (Food Products)		17,170	1,118,454
Hershey Co. / The (Food Products)		4,425	824,997
Hormel Foods Corp. (Food Products)		8,562	274,926
J.M. Smucker Co. / The (Food Products)		3,146	397,591
Kellanova (Food Products)		7,805	436,378
Kenvue, Inc. (Personal Care Products)		50,861	1,095,037
Keurig Dr Pepper, Inc. (Beverages)		29,707	989,837
Kimberly-Clark Corp. (Household Products)		9,979	1,212,548
Kraft Heinz Co. / The (Food Products)		23,515	869,585
Kroger Co. / The (Consumer Staples Distribution & Retail)		19,518	892,168
Lamb Weston Holdings, Inc. (Food Products)		4,260	460,463
McCormick & Co., Inc. (Food Products)		7,406	506,718

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Molson Coors Beverage Co. Class B (Beverages)		5,502	$ 336,777
Mondelez International, Inc. Class A (Food Products)		40,172	2,909,658
Monster Beverage Corp. (Beverages)	(a)	21,797	1,255,725
PepsiCo, Inc. (Beverages)		40,579	6,891,937
Philip Morris International, Inc. (Tobacco)		45,826	4,311,310
Procter & Gamble Co. / The (Household Products)		69,583	10,196,693
Sysco Corp. (Consumer Staples Distribution & Retail)		14,883	1,088,394
Target Corp. (Consumer Staples Distribution & Retail)		13,623	1,940,188
Tyson Foods, Inc. Class A (Food Products)		8,450	454,187
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)		21,248	554,785
Walmart, Inc. (Consumer Staples Distribution & Retail)		42,115	6,639,430
			72,749,962
Energy–3.9%
APA Corp. (Oil, Gas & Consumable Fuels)		9,095	326,329
Baker Hughes Co. (Energy Equip. & Svs.)		29,721	1,015,864
Chevron Corp. (Oil, Gas & Consumable Fuels)		51,827	7,730,515
ConocoPhillips (Oil, Gas & Consumable Fuels)		35,055	4,068,834
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		22,141	565,038
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		18,904	856,351
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		5,285	819,598
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		17,217	2,082,396
EQT Corp. (Oil, Gas & Consumable Fuels)		12,088	467,322
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		118,250	11,822,635
Halliburton Co. (Energy Equip. & Svs.)		26,420	955,083
Hess Corp. (Oil, Gas & Consumable Fuels)		8,159	1,176,201
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		57,111	1,007,438
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		17,192	415,359
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		11,211	1,663,264
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		19,490	1,163,748
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		17,196	1,207,503
Phillips 66 (Oil, Gas & Consumable Fuels)		12,990	1,729,489
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		6,888	1,548,973
Schlumberger N.V. (Energy Equip. & Svs.)		42,169	2,194,475
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		6,610	574,211
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		10,051	1,306,630
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		35,928	1,251,372
			45,948,628
Financials–12.9%
Aflac, Inc. (Insurance)		15,705	1,295,663
Allstate Corp. / The (Insurance)		7,723	1,081,066
American Express Co. (Consumer Finance)		16,998	3,184,405
American International Group, Inc. (Insurance)		20,724	1,404,051
Ameriprise Financial, Inc. (Capital Markets)		2,988	1,134,932
Aon PLC Class A (Insurance)		5,910	1,719,928
Arch Capital Group Ltd. (Insurance)	(a)	11,018	818,307
Arthur J. Gallagher & Co. (Insurance)		6,376	1,433,835
Assurant, Inc. (Insurance)		1,539	259,306
Bank of America Corp. (Banks)		203,251	6,843,461
Common Stocks (Continued)		Shares	Value
Financials (continued)
Bank of New York Mellon Corp. / The (Capital Markets)		22,710	$ 1,182,056
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)	53,714	19,157,635
BlackRock, Inc. (Capital Markets)		4,128	3,351,110
Blackstone, Inc. (Capital Markets)		20,974	2,745,916
Brown & Brown, Inc. (Insurance)		6,960	494,926
Capital One Financial Corp. (Consumer Finance)		11,243	1,474,182
CBOE Global Markets, Inc. (Capital Markets)		3,103	554,072
Charles Schwab Corp. / The (Capital Markets)		43,929	3,022,315
Chubb Ltd. (Insurance)		12,045	2,722,170
Cincinnati Financial Corp. (Insurance)		4,655	481,606
Citigroup, Inc. (Banks)		56,504	2,906,566
Citizens Financial Group, Inc. (Banks)		13,724	454,813
CME Group, Inc. (Capital Markets)		10,632	2,239,099
Comerica, Inc. (Banks)		3,920	218,775
Discover Financial Services (Consumer Finance)		7,380	829,512
Everest Group Ltd. (Insurance)		1,285	454,350
FactSet Research Systems, Inc. (Capital Markets)		1,117	532,865
Fidelity National Information Services, Inc. (Financial Services)		17,479	1,049,964
Fifth Third Bancorp (Banks)		20,081	692,594
Fiserv, Inc. (Financial Services)	(a)	17,723	2,354,323
FleetCor Technologies, Inc. (Financial Services)	(a)	2,127	601,111
Franklin Resources, Inc. (Capital Markets)		8,400	250,236
Global Payments, Inc. (Financial Services)		7,686	976,122
Globe Life, Inc. (Insurance)		2,544	309,656
Goldman Sachs Group, Inc. / The (Capital Markets)		9,626	3,713,422
Hartford Financial Services Group, Inc. / The (Insurance)		8,865	712,569
Huntington Bancshares, Inc. (Banks)		42,588	541,719
Intercontinental Exchange, Inc. (Capital Markets)		16,902	2,170,724
Invesco Ltd. (Capital Markets)		13,261	236,576
Jack Henry & Associates, Inc. (Financial Services)		2,138	349,371
JPMorgan Chase & Co. (Banks)		85,349	14,517,865
KeyCorp (Banks)		27,764	399,802
Loews Corp. (Insurance)		5,420	377,178
M&T Bank Corp. (Banks)		4,887	669,910
MarketAxess Holdings, Inc. (Capital Markets)		1,121	328,285
Marsh & McLennan Cos., Inc. (Insurance)		14,561	2,758,873
Mastercard, Inc. Class A (Financial Services)		24,448	10,427,316
MetLife, Inc. (Insurance)		18,349	1,213,419
Moody's Corp. (Capital Markets)		4,647	1,814,932
Morgan Stanley (Capital Markets)		37,304	3,478,598
MSCI, Inc. (Capital Markets)		2,335	1,320,793
Nasdaq, Inc. (Capital Markets)		10,021	582,621
Northern Trust Corp. (Capital Markets)		6,136	517,756
PayPal Holdings, Inc. (Financial Services)	(a)	31,818	1,953,943
PNC Financial Services Group, Inc. / The (Banks)		11,761	1,821,191
Principal Financial Group, Inc. (Insurance)		6,457	507,972
Progressive Corp. / The (Insurance)		17,272	2,751,084
Prudential Financial, Inc. (Insurance)		10,654	1,104,926
Raymond James Financial, Inc. (Capital Markets)		5,541	617,822
Regions Financial Corp. (Banks)		27,402	531,051
S&P Global, Inc. (Capital Markets)		9,566	4,214,014
State Street Corp. (Capital Markets)		9,105	705,273
Synchrony Financial (Consumer Finance)		12,175	464,963
T. Rowe Price Group, Inc. (Capital Markets)		6,590	709,677
Travelers Cos., Inc. / The (Insurance)		6,744	1,284,665
Truist Financial Corp. (Banks)		39,363	1,453,282
U.S. Bancorp (Banks)		45,958	1,989,062
Visa, Inc. (Financial Services)		47,061	12,252,331

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Financials (continued)
W.R. Berkley Corp. (Insurance)		5,997	$ 424,108
Wells Fargo & Co. (Banks)		107,218	5,277,270
Willis Towers Watson PLC (Insurance)		3,045	734,454
Zions Bancorp N.A. (Banks)		4,385	192,370
			153,352,115
Health Care–12.6%
Abbott Laboratories (Health Care Equip. & Supplies)		51,226	5,638,446
AbbVie, Inc. (Biotechnology)		52,120	8,077,036
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		8,631	1,199,968
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,111	578,414
Amgen, Inc. (Biotechnology)		15,798	4,550,140
Baxter International, Inc. (Health Care Equip. & Supplies)		14,918	576,730
Becton Dickinson & Co. (Health Care Equip. & Supplies)		8,564	2,088,160
Biogen, Inc. (Biotechnology)	(a)	4,276	1,106,501
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	617	199,223
Bio-Techne Corp. (Life Sciences Tools & Svs.)		4,653	359,025
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	43,223	2,498,722
Bristol-Myers Squibb Co. (Pharmaceuticals)		60,066	3,081,986
Cardinal Health, Inc. (Health Care Providers & Svs.)		7,267	732,514
Catalent, Inc. (Pharmaceuticals)	(a)	5,328	239,387
Cencora, Inc. (Health Care Providers & Svs.)		4,925	1,011,496
Centene Corp. (Health Care Providers & Svs.)	(a)	15,770	1,170,292
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	1,525	360,510
Cigna Group / The (Health Care Providers & Svs.)		8,638	2,586,649
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		1,467	555,171
CVS Health Corp. (Health Care Providers & Svs.)		37,915	2,993,768
Danaher Corp. (Life Sciences Tools & Svs.)		19,410	4,490,309
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,609	168,559
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		6,278	223,434
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	11,403	1,414,998
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	17,899	1,364,799
Elevance Health, Inc. (Health Care Providers & Svs.)		6,936	3,270,740
Eli Lilly & Co. (Pharmaceuticals)		23,540	13,721,937
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)		11,555	893,433
Gilead Sciences, Inc. (Biotechnology)		36,782	2,979,710
HCA Healthcare, Inc. (Health Care Providers & Svs.)		5,846	1,582,395
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	3,865	292,619
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	7,263	518,941
Humana, Inc. (Health Care Providers & Svs.)		3,634	1,663,682
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,452	1,360,983
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	4,682	651,922
Incyte Corp. (Biotechnology)	(a)	5,519	346,538
Insulet Corp. (Health Care Equip. & Supplies)	(a)	2,066	448,281
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	10,392	3,505,845
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,403	1,250,146
Johnson & Johnson (Pharmaceuticals)		71,067	11,139,042
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		2,499	567,998
Common Stocks (Continued)		Shares	Value
Health Care (continued)
McKesson Corp. (Health Care Providers & Svs.)		3,930	$ 1,819,511
Medtronic PLC (Health Care Equip. & Supplies)		39,275	3,235,474
Merck & Co., Inc. (Pharmaceuticals)		74,809	8,155,677
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	639	775,081
Moderna, Inc. (Biotechnology)	(a)	9,787	973,317
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	1,719	621,092
Pfizer, Inc. (Pharmaceuticals)		166,678	4,798,660
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,310	456,383
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,163	2,778,031
ResMed, Inc. (Health Care Equip. & Supplies)		4,338	746,223
Revvity, Inc. (Life Sciences Tools & Svs.)		3,667	400,840
STERIS PLC (Health Care Equip. & Supplies)		2,909	639,544
Stryker Corp. (Health Care Equip. & Supplies)		9,980	2,988,611
Teleflex, Inc. (Health Care Equip. & Supplies)		1,379	343,840
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		11,404	6,053,129
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		27,305	14,375,263
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		1,813	276,374
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	7,607	3,095,212
Viatris, Inc. (Pharmaceuticals)		35,269	381,963
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,753	577,140
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		2,181	767,974
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		6,167	750,524
Zoetis, Inc. (Pharmaceuticals)		13,553	2,674,956
			149,145,268
Industrials–8.8%
3M Co. (Industrial Conglomerates)		16,298	1,781,697
A.O. Smith Corp. (Building Products)		3,653	301,153
Allegion PLC (Building Products)		2,576	326,353
American Airlines Group, Inc. (Passenger Airlines)	(a)	19,512	268,095
AMETEK, Inc. (Electrical Equip.)		6,816	1,123,890
Automatic Data Processing, Inc. (Professional Svs.)		12,140	2,828,256
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	2,078	536,810
Boeing Co. / The (Aerospace & Defense)	(a)	16,786	4,375,439
Broadridge Financial Solutions, Inc. (Professional Svs.)		3,471	714,158
Builders FirstSource, Inc. (Building Products)	(a)	3,637	607,161
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,423	295,713
Carrier Global Corp. (Building Products)		24,764	1,422,692
Caterpillar, Inc. (Machinery)		15,059	4,452,495
Ceridian HCM Holding, Inc. (Professional Svs.)	(a)	4,627	310,564
Cintas Corp. (Commercial Svs. & Supplies)		2,556	1,540,399
Copart, Inc. (Commercial Svs. & Supplies)	(a)	25,800	1,264,200
CSX Corp. (Ground Transportation)		58,346	2,022,856
Cummins, Inc. (Machinery)		4,185	1,002,600
Deere & Co. (Machinery)		7,906	3,161,372
Delta Air Lines, Inc. (Passenger Airlines)		18,938	761,876
Dover Corp. (Machinery)		4,114	632,774
Eaton Corp. PLC (Electrical Equip.)		11,787	2,838,545
Emerson Electric Co. (Electrical Equip.)		16,827	1,637,772
Equifax, Inc. (Professional Svs.)		3,634	898,652
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,278	544,162
Fastenal Co. (Trading Companies & Distributors)		16,879	1,093,253
FedEx Corp. (Air Freight & Logistics)		6,831	1,728,038

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Fortive Corp. (Machinery)		10,354	$ 762,365
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,814	234,441
General Dynamics Corp. (Aerospace & Defense)		6,691	1,737,452
General Electric Co. (Industrial Conglomerates)		32,133	4,101,135
Honeywell International, Inc. (Industrial Conglomerates)		19,462	4,081,376
Howmet Aerospace, Inc. (Aerospace & Defense)		11,538	624,437
Hubbell, Inc. (Electrical Equip.)		1,577	518,723
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,176	305,337
IDEX Corp. (Machinery)		2,241	486,543
Illinois Tool Works, Inc. (Machinery)		8,086	2,118,047
Ingersoll Rand, Inc. (Machinery)		11,943	923,672
J.B. Hunt Transport Services, Inc. (Ground Transportation)		2,397	478,777
Jacobs Solutions, Inc. (Professional Svs.)		3,734	484,673
Johnson Controls International PLC (Building Products)		20,081	1,157,469
L3Harris Technologies, Inc. (Aerospace & Defense)		5,595	1,178,419
Leidos Holdings, Inc. (Professional Svs.)		4,070	440,537
Lockheed Martin Corp. (Aerospace & Defense)		6,520	2,955,125
Masco Corp. (Building Products)		6,655	445,752
Nordson Corp. (Machinery)		1,603	423,448
Norfolk Southern Corp. (Ground Transportation)		6,675	1,577,836
Northrop Grumman Corp. (Aerospace & Defense)		4,185	1,959,166
Old Dominion Freight Line, Inc. (Ground Transportation)		2,641	1,070,477
Otis Worldwide Corp. (Machinery)		12,089	1,081,603
PACCAR, Inc. (Machinery)		15,447	1,508,400
Parker-Hannifin Corp. (Machinery)		3,793	1,747,435
Paychex, Inc. (Professional Svs.)		9,489	1,130,235
Paycom Software, Inc. (Professional Svs.)		1,450	299,744
Pentair PLC (Machinery)		4,900	356,279
Quanta Services, Inc. (Construction & Engineering)		4,287	925,135
Republic Services, Inc. (Commercial Svs. & Supplies)		6,039	995,891
Robert Half, Inc. (Professional Svs.)		3,132	275,365
Rockwell Automation, Inc. (Electrical Equip.)		3,383	1,050,354
Rollins, Inc. (Commercial Svs. & Supplies)		8,249	360,234
RTX Corp. (Aerospace & Defense)		42,446	3,571,406
Snap-on, Inc. (Machinery)		1,551	447,991
Southwest Airlines Co. (Passenger Airlines)		17,538	506,497
Stanley Black & Decker, Inc. (Machinery)		4,540	445,374
Textron, Inc. (Aerospace & Defense)		5,765	463,621
Trane Technologies PLC (Building Products)		6,743	1,644,618
TransDigm Group, Inc. (Aerospace & Defense)		1,633	1,651,943
Uber Technologies, Inc. (Ground Transportation)	(a)	60,749	3,740,316
Union Pacific Corp. (Ground Transportation)		17,998	4,420,669
United Airlines Holdings, Inc. (Passenger Airlines)	(a)	9,750	402,285
United Parcel Service, Inc. Class B (Air Freight & Logistics)		21,355	3,357,647
United Rentals, Inc. (Trading Companies & Distributors)		2,000	1,146,840
Veralto Corp. (Commercial Svs. & Supplies)		6,497	534,443
Verisk Analytics, Inc. (Professional Svs.)		4,280	1,022,321
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,305	1,081,440
Waste Management, Inc. (Commercial Svs. & Supplies)		10,825	1,938,757
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Westinghouse Air Brake Technologies Corp. (Machinery)		5,286	$ 670,793
Xylem, Inc. (Machinery)		7,106	812,642
			104,126,460
Information Technology–28.8%
Accenture PLC Class A (IT Svs.)		18,529	6,502,011
Adobe, Inc. (Software)	(a)	13,440	8,018,304
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	47,694	7,030,573
Akamai Technologies, Inc. (IT Svs.)	(a)	4,436	525,001
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		17,670	1,751,627
Analog Devices, Inc. (Semiconductors & Equip.)		14,711	2,921,016
ANSYS, Inc. (Software)	(a)	2,561	929,336
Apple, Inc. (Tech. Hardware, Storage & Periph.)		431,584	83,092,868
Applied Materials, Inc. (Semiconductors & Equip.)		24,696	4,002,481
Arista Networks, Inc. (Communications Equip.)	(a)	7,439	1,751,959
Autodesk, Inc. (Software)	(a)	6,309	1,536,115
Broadcom, Inc. (Semiconductors & Equip.)		12,958	14,464,367
Cadence Design Systems, Inc. (Software)	(a)	8,032	2,187,676
CDW Corp. (Electronic Equip., Instr. & Comp.)		3,955	899,051
Cisco Systems, Inc. (Communications Equip.)		119,572	6,040,777
Cognizant Technology Solutions Corp. Class A (IT Svs.)		14,808	1,118,448
Corning, Inc. (Electronic Equip., Instr. & Comp.)		22,652	689,753
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	4,028	532,260
EPAM Systems, Inc. (IT Svs.)	(a)	1,701	505,775
F5, Inc. (Communications Equip.)	(a)	1,775	317,689
Fair Isaac Corp. (Software)	(a)	729	848,563
First Solar, Inc. (Semiconductors & Equip.)	(a)	3,169	545,955
Fortinet, Inc. (Software)	(a)	18,811	1,101,008
Gartner, Inc. (IT Svs.)	(a)	2,302	1,038,455
Gen Digital, Inc. (Software)		16,593	378,652
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		37,808	641,980
HP, Inc. (Tech. Hardware, Storage & Periph.)		25,676	772,591
Intel Corp. (Semiconductors & Equip.)		124,457	6,253,964
International Business Machines Corp. (IT Svs.)		26,961	4,409,472
Intuit, Inc. (Software)		8,273	5,170,873
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		3,762	479,279
Juniper Networks, Inc. (Communications Equip.)		9,440	278,291
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,240	833,632
KLA Corp. (Semiconductors & Equip.)		4,013	2,332,757
Lam Research Corp. (Semiconductors & Equip.)		3,891	3,047,665
Microchip Technology, Inc. (Semiconductors & Equip.)		15,970	1,440,175
Micron Technology, Inc. (Semiconductors & Equip.)		32,414	2,766,211
Microsoft Corp. (Software)		219,403	82,504,304
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,414	891,923
Motorola Solutions, Inc. (Communications Equip.)		4,900	1,534,141
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,143	541,567
NVIDIA Corp. (Semiconductors & Equip.)		72,916	36,109,462
NXP Semiconductors N.V. (Semiconductors & Equip.)		7,609	1,747,635
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	12,711	1,061,750

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Oracle Corp. (Software)		46,901	$ 4,944,772
Palo Alto Networks, Inc. (Software)	(a)	9,176	2,705,819
PTC, Inc. (Software)	(a)	3,522	616,209
Qorvo, Inc. (Semiconductors & Equip.)	(a)	2,877	323,979
QUALCOMM, Inc. (Semiconductors & Equip.)		32,856	4,751,963
Roper Technologies, Inc. (Software)		3,154	1,719,466
Salesforce, Inc. (Software)	(a)	28,724	7,558,433
Seagate Technology Holdings PLC (Tech. Hardware, Storage & Periph.)		5,721	488,402
ServiceNow, Inc. (Software)	(a)	6,052	4,275,677
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,723	530,960
Synopsys, Inc. (Software)	(a)	4,490	2,311,946
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		9,175	1,289,087
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,398	623,913
Teradyne, Inc. (Semiconductors & Equip.)		4,499	488,231
Texas Instruments, Inc. (Semiconductors & Equip.)		26,812	4,570,374
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,312	388,998
Tyler Technologies, Inc. (Software)	(a)	1,246	520,978
VeriSign, Inc. (IT Svs.)	(a)	2,612	537,968
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	9,540	499,610
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,524	416,555
			341,110,732
Materials–2.4%
Air Products & Chemicals, Inc. (Chemicals)		6,556	1,795,033
Albemarle Corp. (Chemicals)		3,476	502,212
Amcor PLC (Containers & Packaging)		42,396	408,697
Avery Dennison Corp. (Containers & Packaging)		2,388	482,758
Ball Corp. (Containers & Packaging)		9,342	537,352
Celanese Corp. (Chemicals)		2,949	458,186
CF Industries Holdings, Inc. (Chemicals)		5,611	446,075
Corteva, Inc. (Chemicals)		20,798	996,640
Dow, Inc. (Chemicals)		20,695	1,134,914
DuPont de Nemours, Inc. (Chemicals)		12,692	976,396
Eastman Chemical Co. (Chemicals)		3,515	315,717
Ecolab, Inc. (Chemicals)		7,492	1,486,038
FMC Corp. (Chemicals)		3,682	232,150
Freeport-McMoRan, Inc. (Metals & Mining)		42,322	1,801,648
International Flavors & Fragrances, Inc. (Chemicals)		7,521	608,975
International Paper Co. (Containers & Packaging)		10,168	367,573
Linde PLC (Chemicals)		14,315	5,879,314
LyondellBasell Industries N.V. Class A (Chemicals)		7,562	718,995
Martin Marietta Materials, Inc. (Construction Materials)		1,825	910,511
Mosaic Co. / The (Chemicals)		9,717	347,188
Newmont Corp. (Metals & Mining)		34,020	1,408,088
Nucor Corp. (Metals & Mining)		7,259	1,263,356
Packaging Corp. of America (Containers & Packaging)		2,661	433,504
PPG Industries, Inc. (Chemicals)		6,958	1,040,569
Sherwin-Williams Co. / The (Chemicals)		6,951	2,168,017
Steel Dynamics, Inc. (Metals & Mining)		4,477	528,734
Vulcan Materials Co. (Construction Materials)		3,924	890,787
Westrock Co. (Containers & Packaging)		7,621	316,424
			28,455,851
Real Estate–2.5%
Alexandria Real Estate Equities, Inc. (Office REITs)		4,606	583,903
American Tower Corp. (Specialized REITs)		13,759	2,970,293
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
AvalonBay Communities, Inc. (Residential REITs)		4,194	$ 785,201
Boston Properties, Inc. (Office REITs)		4,279	300,257
Camden Property Trust (Residential REITs)		3,168	314,551
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	8,995	837,344
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a)	12,054	1,053,399
Crown Castle, Inc. (Specialized REITs)		12,809	1,475,469
Digital Realty Trust, Inc. (Specialized REITs)		8,940	1,203,145
Equinix, Inc. (Specialized REITs)		2,772	2,232,541
Equity Residential (Residential REITs)		10,173	622,181
Essex Property Trust, Inc. (Residential REITs)		1,885	467,367
Extra Space Storage, Inc. (Specialized REITs)		6,236	999,818
Federal Realty Investment Trust (Retail REITs)		2,173	223,928
Healthpeak Properties, Inc. (Health Care REITs)		16,206	320,879
Host Hotels & Resorts, Inc. (Hotel & Resort REITs)		20,709	403,204
Invitation Homes, Inc. (Residential REITs)		16,936	577,687
Iron Mountain, Inc. (Specialized REITs)		8,593	601,338
Kimco Realty Corp. (Retail REITs)		19,631	418,337
Mid-America Apartment Communities, Inc. (Residential REITs)		3,456	464,694
Prologis, Inc. (Industrial REITs)		27,274	3,635,624
Public Storage (Specialized REITs)		4,672	1,424,960
Realty Income Corp. (Retail REITs)		21,370	1,227,065
Regency Centers Corp. (Retail REITs)		4,871	326,357
SBA Communications Corp. (Specialized REITs)		3,183	807,495
Simon Property Group, Inc. (Retail REITs)		9,629	1,373,480
UDR, Inc. (Residential REITs)		8,966	343,308
Ventas, Inc. (Health Care REITs)		11,924	594,292
VICI Properties, Inc. (Specialized REITs)		30,552	973,998
Welltower, Inc. (Health Care REITs)		16,342	1,473,558
Weyerhaeuser Co. (Specialized REITs)		21,558	749,572
			29,785,245
Utilities–2.3%
AES Corp. / The (Ind. Power & Renewable Elec.)		19,886	382,805
Alliant Energy Corp. (Electric Utilities)		7,491	384,288
Ameren Corp. (Multi-Utilities)		7,738	559,767
American Electric Power Co., Inc. (Electric Utilities)		15,527	1,261,103
American Water Works Co., Inc. (Water Utilities)		5,746	758,415
Atmos Energy Corp. (Gas Utilities)		4,376	507,178
CenterPoint Energy, Inc. (Multi-Utilities)		18,706	534,430
CMS Energy Corp. (Multi-Utilities)		8,572	497,776
Consolidated Edison, Inc. (Multi-Utilities)		10,195	927,439
Constellation Energy Corp. (Electric Utilities)		9,429	1,102,156
Dominion Energy, Inc. (Multi-Utilities)		24,698	1,160,806
DTE Energy Co. (Multi-Utilities)		6,083	670,712
Duke Energy Corp. (Electric Utilities)		22,762	2,208,824
Edison International (Electric Utilities)		11,318	809,124
Entergy Corp. (Electric Utilities)		6,233	630,717
Evergy, Inc. (Electric Utilities)		6,803	355,117
Eversource Energy (Electric Utilities)		10,277	634,296
Exelon Corp. (Electric Utilities)		29,390	1,055,101
FirstEnergy Corp. (Electric Utilities)		15,178	556,425
NextEra Energy, Inc. (Electric Utilities)		60,560	3,678,414
NiSource, Inc. (Multi-Utilities)		12,270	325,769
NRG Energy, Inc. (Electric Utilities)		6,709	346,855
PG&E Corp. (Electric Utilities)		62,995	1,135,800
Pinnacle West Capital Corp. (Electric Utilities)		3,369	242,029
PPL Corp. (Electric Utilities)		21,726	588,775
Public Service Enterprise Group, Inc. (Multi-Utilities)		14,692	898,416
Sempra (Multi-Utilities)		18,589	1,389,156

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)	Shares	Value
Utilities (continued)
Southern Co. / The (Electric Utilities)	32,213	$ 2,258,776
WEC Energy Group, Inc. (Multi-Utilities)	9,315	784,044
Xcel Energy, Inc. (Electric Utilities)	16,298	1,009,009
		27,653,522
Total Common Stocks (Cost $740,612,222)		$1,181,981,797

U.S. Treasury Obligations–0.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	02/22/2024	$200,000	$ 198,513
Total U.S. Treasury Obligations (Cost $198,470)					$ 198,513
Total Investments – 99.7% (Cost $740,810,692)				(c)	$1,182,180,310
Other Assets in Excess of Liabilities – 0.3%					3,484,854
Net Assets – 100.0%					$1,185,665,164

Percentages are stated as a percent of net assets.

Abbreviations:
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Security is fully pledged as collateral for the futures contracts outstanding at December 31, 2023. The value of securities pledged totaled $198,513. See also the following Schedule of Open Futures Contracts.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	15	March 15, 2024	$3,602,539	$3,615,000	$12,461	$(12,080)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Value Portfolio (Unaudited)
Objective/Strategy
The  AVIP BlackRock Advantage Large Cap Value Portfolio (formerly ON BlackRock Advantage Large Cap Value Portfolio) seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.
Performance as of December 31, 2023
Average Annual returns
One year	13.37%
Five years	9.84%
Ten years	8.11%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.73% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2023, the Portfolio returned 13.37% versus 11.46% for its benchmark, the Russell 1000® Value Index.
Q.  What affected the Portfolio’s performance?
A.  The Portfolio’s outperformance for the year was driven by security selection decisions, with sector allocation decisions also contributing positively.  Within stock selection, outperformance was driven by fundamental measures, particularly towards the end of the year. Traditional valuation measures that track company sales, cash flow efficiency, and other financial statement metrics performed particularly well, as the move higher in interest rates broadly rewarded value styles.
Measures designed to capture business-to-business invoicing and insights capturing the enthusiasm around artificial intelligence (“AI’) both helped to correctly position the Portfolio around Information Technology names, where an overweight and security selection were the primary drivers of outperformance for the year.  Selection within Financials and Communication Services were also key contributors.  On a security level, top contributors were KeyCorp., Mitsubishi Corp., and SAP SE, while top detractors were AIA Group Ltd., Astellas Pharma, Inc., and British American Tobacco PLC. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	98.7
Other Net Assets	1.3
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Berkshire Hathaway, Inc. Class B	2.2
2.	Medtronic PLC	1.7
3.	Comcast Corp. Class A	1.6
4.	Intel Corp.	1.5
5.	Elevance Health, Inc.	1.5
6.	ConocoPhillips	1.4
7.	Chevron Corp.	1.4
8.	Stryker Corp.	1.4
9.	General Motors Co.	1.4
10.	Travelers Cos., Inc. / The	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	20.5
Health Care	15.3
Industrials	13.2
Information Technology	10.4
Consumer Staples	7.8
Energy	7.1
Consumer Discretionary	6.1
Communication Services	5.2
Real Estate	4.7
Utilities	4.6
Materials	3.8
98.7

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Value Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–98.7%		Shares	Value
Communication Services–5.2%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	14,808	$ 2,068,530
AT&T, Inc. (Diversified Telecom. Svs.)		38,392	644,218
Comcast Corp. Class A (Media)		73,000	3,201,050
Electronic Arts, Inc. (Entertainment)		6,991	956,439
Fox Corp. Class A (Media)		68,603	2,035,451
Fox Corp. Class B (Media)		1,442	39,871
Liberty Media Corp.-Liberty Formula One Class C (Entertainment)	(a)	5,772	364,386
Liberty Media Corp.-Liberty SiriusXM Class C (Media)	(a)	9,416	270,992
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	1,875	663,675
Warner Bros. Discovery, Inc. (Entertainment)	(a)	6,749	76,804
			10,321,416
Consumer Discretionary–6.1%
Amazon.com, Inc. (Broadline Retail)	(a)	14,216	2,159,979
AutoNation, Inc. (Specialty Retail)	(a)	2,120	318,382
Best Buy Co., Inc. (Specialty Retail)		10,453	818,261
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		10,095	632,048
D.R. Horton, Inc. (Household Durables)		3,339	507,461
eBay, Inc. (Broadline Retail)		10,252	447,192
General Motors Co. (Automobiles)		77,403	2,780,316
Home Depot, Inc. / The (Specialty Retail)		816	282,785
Leggett & Platt, Inc. (Household Durables)		8,792	230,087
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	844	431,529
McDonald's Corp. (Hotels, Restaurants & Leisure)		2,278	675,450
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	10,268	640,107
Taylor Morrison Home Corp. (Household Durables)	(a)	7,636	407,381
TJX Cos., Inc. / The (Specialty Retail)		13,018	1,221,218
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		16,705	652,998
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	1,867	15,589
			12,220,783
Consumer Staples–7.8%
Archer-Daniels-Midland Co. (Food Products)		31,222	2,254,853
Coca-Cola Co. / The (Beverages)		43,229	2,547,485
Colgate-Palmolive Co. (Household Products)		7,815	622,934
Hershey Co. / The (Food Products)		8,556	1,595,181
J.M. Smucker Co. / The (Food Products)		7,329	926,239
Kimberly-Clark Corp. (Household Products)		17,239	2,094,711
PepsiCo, Inc. (Beverages)		12,542	2,130,133
Procter & Gamble Co. / The (Household Products)		6,837	1,001,894
Sysco Corp. (Consumer Staples Distribution & Retail)		6,772	495,236
Walmart, Inc. (Consumer Staples Distribution & Retail)		12,164	1,917,654
			15,586,320
Energy–7.1%
Chevron Corp. (Oil, Gas & Consumable Fuels)		18,825	2,807,937
ConocoPhillips (Oil, Gas & Consumable Fuels)		24,898	2,889,911
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		30,702	1,390,801
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		7,670	927,686
Common Stocks (Continued)		Shares	Value
Energy (continued)
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		22,847	$ 2,284,243
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		18,150	438,504
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		11,490	1,704,656
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,319	296,617
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		11,982	1,557,660
			14,298,015
Financials–20.5%
Bank of America Corp. (Banks)		80,648	2,715,418
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)	12,140	4,329,852
Block, Inc. (Financial Services)	(a)	19,393	1,500,049
Citigroup, Inc. (Banks)		42,391	2,180,593
Citizens Financial Group, Inc. (Banks)		29,854	989,362
Euronet Worldwide, Inc. (Financial Services)	(a)	5,749	583,466
Fidelity National Information Services, Inc. (Financial Services)		6,554	393,699
Invesco Ltd. (Capital Markets)		122,174	2,179,584
JPMorgan Chase & Co. (Banks)		14,811	2,519,351
KeyCorp (Banks)		154,189	2,220,322
Marsh & McLennan Cos., Inc. (Insurance)		10,855	2,056,697
Mastercard, Inc. Class A (Financial Services)		5,065	2,160,273
MetLife, Inc. (Insurance)		39,949	2,641,827
Moody's Corp. (Capital Markets)		5,845	2,282,823
Nasdaq, Inc. (Capital Markets)		41,317	2,402,170
Regions Financial Corp. (Banks)		12,497	242,192
Reinsurance Group of America, Inc. (Insurance)		11,595	1,875,839
S&P Global, Inc. (Capital Markets)		3,309	1,457,681
Travelers Cos., Inc. / The (Insurance)		14,394	2,741,913
Unum Group (Insurance)		8,878	401,463
Visa, Inc. (Financial Services)		4,720	1,228,852
W.R. Berkley Corp. (Insurance)		15,078	1,066,316
Wells Fargo & Co. (Banks)		20,711	1,019,396
			41,189,138
Health Care–15.3%
Abbott Laboratories (Health Care Equip. & Supplies)		8,973	987,658
AbbVie, Inc. (Biotechnology)		2,803	434,381
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		11,779	1,637,634
Amgen, Inc. (Biotechnology)		8,902	2,563,954
Bristol-Myers Squibb Co. (Pharmaceuticals)		44,936	2,305,666
Cigna Group / The (Health Care Providers & Svs.)		2,468	739,043
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	5,054	385,368
Elevance Health, Inc. (Health Care Providers & Svs.)		6,391	3,013,740
Exelixis, Inc. (Biotechnology)	(a)	27,388	657,038
Gilead Sciences, Inc. (Biotechnology)		11,225	909,337
HCA Healthcare, Inc. (Health Care Providers & Svs.)		3,660	990,689
Incyte Corp. (Biotechnology)	(a)	24,584	1,543,629
Johnson & Johnson (Pharmaceuticals)		16,183	2,536,523
Medtronic PLC (Health Care Equip. & Supplies)		40,968	3,374,944
Merck & Co., Inc. (Pharmaceuticals)		7,658	834,875
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	4,977	655,770
Pfizer, Inc. (Pharmaceuticals)		77,589	2,233,787

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,075	$ 944,162
Stryker Corp. (Health Care Equip. & Supplies)		9,285	2,780,486
Teladoc Health, Inc. (Health Care Technology)	(a)	39,700	855,535
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		1,142	402,121
			30,786,340
Industrials–13.2%
A.O. Smith Corp. (Building Products)		12,104	997,854
AECOM (Construction & Engineering)		24,851	2,296,978
AMETEK, Inc. (Electrical Equip.)		6,295	1,037,983
Builders FirstSource, Inc. (Building Products)	(a)	2,230	372,276
Cintas Corp. (Commercial Svs. & Supplies)		2,384	1,436,742
CNH Industrial N.V. (Machinery)		51,200	623,616
Honeywell International, Inc. (Industrial Conglomerates)		7,464	1,565,276
Illinois Tool Works, Inc. (Machinery)		5,465	1,431,502
Johnson Controls International PLC (Building Products)		15,985	921,375
Lockheed Martin Corp. (Aerospace & Defense)		4,824	2,186,430
Old Dominion Freight Line, Inc. (Ground Transportation)		1,542	625,019
Oshkosh Corp. (Machinery)		22,107	2,396,620
Owens Corning (Building Products)		2,767	410,152
Republic Services, Inc. (Commercial Svs. & Supplies)		2,270	374,346
Rockwell Automation, Inc. (Electrical Equip.)		2,167	672,810
Ryder System, Inc. (Ground Transportation)		720	82,843
Schneider National, Inc. Class B (Ground Transportation)		14,068	358,031
Snap-on, Inc. (Machinery)		5,785	1,670,939
Textron, Inc. (Aerospace & Defense)		9,160	736,647
Timken Co. / The (Machinery)		15,575	1,248,336
United Parcel Service, Inc. Class B (Air Freight & Logistics)		9,503	1,494,157
Valmont Industries, Inc. (Construction & Engineering)		3,420	798,604
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,419	1,175,911
Xylem, Inc. (Machinery)		14,026	1,604,013
			26,518,460
Information Technology–10.4%
Amdocs Ltd. (IT Svs.)		7,095	623,580
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3,520	677,706
Applied Materials, Inc. (Semiconductors & Equip.)		12,580	2,038,841
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		3,926	300,339
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	19,329	588,761
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		134,081	$ 2,276,695
Intel Corp. (Semiconductors & Equip.)		61,783	3,104,596
Juniper Networks, Inc. (Communications Equip.)		37,452	1,104,085
Klaviyo, Inc. Class A (Software)	(a)	1,123	31,197
Manhattan Associates, Inc. (Software)	(a)	6,032	1,298,810
Microsoft Corp. (Software)		5,805	2,182,912
NVIDIA Corp. (Semiconductors & Equip.)		4,174	2,067,048
QUALCOMM, Inc. (Semiconductors & Equip.)		10,656	1,541,177
Salesforce, Inc. (Software)	(a)	4,615	1,214,391
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		13,399	1,882,560
			20,932,698
Materials–3.8%
Ecolab, Inc. (Chemicals)		11,920	2,364,332
LyondellBasell Industries N.V. Class A (Chemicals)		24,592	2,338,207
Nucor Corp. (Metals & Mining)		4,923	856,799
Steel Dynamics, Inc. (Metals & Mining)		6,520	770,012
Westlake Corp. (Chemicals)		8,647	1,210,234
			7,539,584
Real Estate–4.7%
Camden Property Trust (Residential REITs)		22,348	2,218,933
EastGroup Properties, Inc. (Industrial REITs)		1,540	282,652
Equity Residential (Residential REITs)		38,773	2,371,357
First Industrial Realty Trust, Inc. (Industrial REITs)		11,502	605,810
Highwoods Properties, Inc. (Office REITs)		17,174	394,315
Kimco Realty Corp. (Retail REITs)		50,950	1,085,744
Public Storage (Specialized REITs)		2,743	836,615
Simon Property Group, Inc. (Retail REITs)		11,237	1,602,846
			9,398,272
Utilities–4.6%
AES Corp. / The (Ind. Power & Renewable Elec.)		63,494	1,222,260
CMS Energy Corp. (Multi-Utilities)		27,349	1,588,156
DTE Energy Co. (Multi-Utilities)		8,547	942,392
Entergy Corp. (Electric Utilities)		6,499	657,634
Evergy, Inc. (Electric Utilities)		27,671	1,444,426
OGE Energy Corp. (Electric Utilities)		21,229	741,529
PPL Corp. (Electric Utilities)		86,499	2,344,123
UGI Corp. (Gas Utilities)		11,487	282,580
			9,223,100
Total Common Stocks (Cost $187,574,544)			$198,014,126
Total Investments – 98.7% (Cost $187,574,544)	(b)		$198,014,126
Other Assets in Excess of Liabilities – 1.3%	(c)		2,677,703
Net Assets – 100.0%			$200,691,829

Percentages are stated as a percent of net assets.

Abbreviations:
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $155,760 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	12	March 15, 2024	$2,814,106	$2,892,000	$77,894	$(15,963)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Unaudited)
Objective/Strategy
The AVIP Federated High Income Bond Portfolio (formerly ON Federated High Income Bond Portfolio) seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.
Performance as of December 31, 2023
Average Annual returns
One year	12.68%
Five years	5.12%
Ten years	4.23%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.84% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 12.68% versus 13.47% for its benchmark, the ICE BofA U.S. High Yield Constrained Index.
Q.  What affected the Portfolio’s performance?
A.  Sector allocation decisions were the primary driver of the Portfolio’s underperformance for the year.  An overweight to the poor performing media industry, as well as selection within media, was a top detractor.  An underweight to leisure positions, particularly cruise line companies, selection within leisure companies, and selection and allocation within retail were other top detractors.  Given the strong absolute returns for the year, the Portfolio’s cash position also negatively impacted returns relative to the benchmark. Sector selection benefited relative performance, led by selection within technology & electronics and services.  An underweight to telecommunications, as well as selection within the industry, specifically not owning Lumen Technologies, Inc. holdings contributed.   An overweight to, and selection within, insurance also contributed.  Top relative contributors at the security level were NFP Corp. 6.875% due 08/15/2028, Diamond BC BV 4.625% due 10/01/2029 and Madison IAQ LLC 5.875% due 06/30/2029.  Top relative detractors at the security level were Enviva Partners LP / Enviva Partners Finance Corp., 6.500% due 01/15/2026, iHeartCommunications, Inc. 8.375% due 05/01/2027 and ARD Finance SA, 6.500%/7.250% PIK due 06/30/2027. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Corporate Bonds (4)	94.8
Common Stocks (4)	0.0
Other Net Assets	5.2
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	1011778 B.C. ULC / New Red Finance, Inc. 4.000%, 10/15/2030	1.1
2.	HUB International Ltd. 7.000%, 05/01/2026	1.1
3.	NFP Corp. 6.875%, 08/15/2028	1.0
4.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	1.0
5.	BroadStreet Partners, Inc. 5.875%, 04/15/2029	1.0
6.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	1.0
7.	Clydesdale Acquisition Holdings, Inc. 8.750%, 04/15/2030	1.0
8.	McAfee Corp. 7.375%, 02/15/2030	0.9
9.	Garda World Security Corp. 9.500%, 11/01/2027	0.9
10.	Medline Borrower LP 5.250%, 10/01/2029	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds):

% of Net Assets
Consumer Discretionary	14.2
Communication Services	13.6
Financials	12.6
Energy	11.9
Industrials	11.2
Materials	9.3
Information Technology	7.6
Health Care	6.8
Utilities	3.4
Consumer Staples	2.9
Real Estate	1.3
94.8

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio

Schedule of Investments	December 31, 2023
Corporate Bonds–94.8%		Rate	Maturity	Face Amount	Value
Communication Services–13.6%
Audacy Capital Corp. (Acquired 03/11/2021 through 07/09/2021, Cost $357,500) (Media)	(a)(b)	6.750%	03/31/2029	$ 350,000	$ 5,250
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	375,000	361,579
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	200,000	193,234
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	621,909
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	125,000	117,823
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	1,075,000	982,297
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	225,371
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	01/15/2034	100,000	81,263
CMG Media Corp. (Media)	(a)	8.875%	12/15/2027	650,000	515,534
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	367,090
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	500,000	462,149
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	152,150
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	675,000	406,431
CSC Holdings LLC (Media)	(a)	3.375%	02/15/2031	200,000	145,915
CSC Holdings LLC (Media)	(a)	4.500%	11/15/2031	150,000	113,411
Directv Financing LLC / Directv Financing Co-Obligor, Inc. (Media)	(a)	5.875%	08/15/2027	425,000	399,320
DISH DBS Corp. (Media)	(a)	5.250%	12/01/2026	450,000	385,537
DISH DBS Corp. (Media)		7.375%	07/01/2028	100,000	59,778
DISH DBS Corp. (Media)		5.125%	06/01/2029	600,000	309,234
DISH Network Corp. (Media)	(a)	11.750%	11/15/2027	125,000	130,482
Entegris Escrow Corp. (Media)	(a)	4.750%	04/15/2029	350,000	337,195
Entegris Escrow Corp. (Media)	(a)	5.950%	06/15/2030	375,000	372,764
Gray Escrow II, Inc. (Media)	(a)	5.375%	11/15/2031	175,000	132,037
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	550,000	534,991
Gray Television, Inc. (Media)	(a)	7.000%	05/15/2027	75,000	71,288
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	475,707	308,770
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	76,931
Lamar Media Corp. (Media)		4.875%	01/15/2029	150,000	144,798
Lamar Media Corp. (Media)		3.625%	01/15/2031	100,000	88,850
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	200,000	195,292
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	71,813
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	350,000	317,592
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	3.625%	10/01/2031	150,000	129,603
Nexstar Media, Inc. (Media)	(a)	4.750%	11/01/2028	750,000	691,110
ROBLOX Corp. (Entertainment)	(a)	3.875%	05/01/2030	275,000	245,237
Scripps Escrow II, Inc. (Media)	(a)	5.375%	01/15/2031	125,000	91,737
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	425,000	318,801
Sirius XM Radio, Inc. (Media)	(a)	3.125%	09/01/2026	225,000	211,426
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	72,450
Sirius XM Radio, Inc. (Media)	(a)	4.000%	07/15/2028	200,000	184,969
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	423,262
Sirius XM Radio, Inc. (Media)	(a)	3.875%	09/01/2031	300,000	256,646
Stagwell Global LLC (Media)	(a)	5.625%	08/15/2029	1,000,000	919,767
TEGNA, Inc. (Media)		5.000%	09/15/2029	450,000	412,294
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	600,000	561,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	200,000	185,821
Univision Communications, Inc. (Media)	(a)	8.000%	08/15/2028	175,000	180,533
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	275,000	245,369
Univision Communications, Inc. (Media)	(a)	7.375%	06/30/2030	150,000	149,570
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	600,000	528,066
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	350,000	297,493
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	200,000	176,332
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	178,060
Virgin Media Vendor Financing Notes IV DAC (Media)	(a)	5.000%	07/15/2028	450,000	422,640
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.250%	01/31/2031	200,000	174,649
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.750%	07/15/2031	400,000	357,042
VZ Secured Financing B.V. (Media)	(a)	5.000%	01/15/2032	400,000	341,489
WMG Acquisition Corp. (Entertainment)	(a)	3.750%	12/01/2029	125,000	113,746
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	75,000	67,856
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	425,000	413,636
					17,038,682
Consumer Discretionary–14.2%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	1,525,000	1,367,771
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	450,000	441,939
Acushnet Co. (Leisure Products)	(a)	7.375%	10/15/2028	50,000	52,164
Adient Global Holdings Ltd. (Automobile Components)	(a)	4.875%	08/15/2026	300,000	293,359
Adient Global Holdings Ltd. (Automobile Components)	(a)	7.000%	04/15/2028	100,000	103,364
Adient Global Holdings Ltd. (Automobile Components)	(a)	8.250%	04/15/2031	125,000	132,360
Affinity Interactive (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	400,000	356,493

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	$ 100,000	$ 97,004
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	4.625%	11/15/2029	325,000	300,820
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	5.000%	02/15/2032	200,000	181,761
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	275,000	264,578
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	06/15/2031	200,000	183,565
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	325,884
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	450,000	461,295
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	10/15/2029	300,000	270,602
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	02/15/2030	150,000	153,816
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	225,000	224,976
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	7.000%	08/15/2029	75,000	78,309
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/01/2027	175,000	173,164
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(a)	6.750%	05/01/2031	125,000	126,867
Clarios Global LP / Clarios U.S. Finance Co. (Automobile Components)	(a)	6.250%	05/15/2026	112,000	112,145
Clarios Global LP / Clarios U.S. Finance Co. (Automobile Components)	(a)	8.500%	05/15/2027	1,250,000	1,254,357
Dana, Inc. (Automobile Components)		4.250%	09/01/2030	250,000	221,582
Dana, Inc. (Automobile Components)		4.500%	02/15/2032	100,000	87,002
Dornoch Debt Merger Sub, Inc. (Automobile Components)	(a)	6.625%	10/15/2029	625,000	563,481
Gap, Inc. / The (Specialty Retail)	(a)	3.625%	10/01/2029	175,000	149,624
Gap, Inc. / The (Specialty Retail)	(a)	3.875%	10/01/2031	75,000	61,779
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	1,103,000	1,111,988
Gates Global LLC / Gates Corp. (Automobile Components)	(a)	6.250%	01/15/2026	950,000	945,250
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	50,000	50,019
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	75,000	72,687
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	200,000	174,542
IHO Verwaltungs GmbH (Automobile Components)	(a)(c)	4.750%, 5.500% PIK	09/15/2026	400,000	383,000
IHO Verwaltungs GmbH (Automobile Components)	(a)(c)	6.000%, 6.750% PIK	05/15/2027	500,000	487,162
JB Poindexter & Co., Inc. (Automobile Components)	(a)	8.750%	12/15/2031	175,000	178,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	200,000	196,960
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.125%	11/15/2029	200,000	180,449
LCM Investments Holdings II LLC (Specialty Retail)	(a)	4.875%	05/01/2029	150,000	139,337
LCM Investments Holdings II LLC (Specialty Retail)	(a)	8.250%	08/01/2031	200,000	208,741
Light & Wonder International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	275,000	281,575
Light & Wonder International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.500%	09/01/2031	150,000	156,458
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	198,000	193,231
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	75,000	71,459
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	200,000	186,000
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	850,000	802,187
NCL Corp. Ltd. (Hotels, Restaurants & Leisure)	(a)	8.125%	01/15/2029	125,000	130,573
NCL Corp. Ltd. (Hotels, Restaurants & Leisure)	(a)	7.750%	02/15/2029	250,000	251,513
Ontario Gaming GTA LP (Hotels, Restaurants & Leisure)	(a)	8.000%	08/01/2030	275,000	283,594
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	50,000	48,474
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	275,000	235,125
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	50,000	47,658
Real Hero Merger Sub 2, Inc. (Automobile Components)	(a)	6.250%	02/01/2029	475,000	409,515
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	5.500%	08/31/2026	275,000	272,291
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(a)	6.625%	03/01/2030	400,000	378,172
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	08/15/2029	475,000	444,038
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	275,000	268,828
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	25,000	25,108
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	200,000	188,566
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.625%	12/01/2031	200,000	180,335
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	275,000	271,562
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	72,699
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	100,000	93,510
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/01/2032	150,000	147,375
ZF North America Capital, Inc. (Automobile Components)	(a)	6.875%	04/14/2028	200,000	207,254
					17,815,796
Consumer Staples–2.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(a)	5.875%	02/15/2028	100,000	100,067
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(a)	3.500%	03/15/2029	150,000	136,197
BellRing Brands, Inc. (Personal Care Products)	(a)	7.000%	03/15/2030	550,000	569,234
Edgewell Personal Care Co. (Personal Care Products)	(a)	5.500%	06/01/2028	175,000	171,719
Edgewell Personal Care Co. (Personal Care Products)	(a)	4.125%	04/01/2029	200,000	182,000
Energizer Holdings, Inc. (Household Products)	(a)	6.500%	12/31/2027	100,000	100,000

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	$ 250,000	$ 231,119
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	425,000	380,412
Performance Food Group, Inc. (Consumer Staples Distribution & Retail)	(a)	5.500%	10/15/2027	150,000	147,798
Performance Food Group, Inc. (Consumer Staples Distribution & Retail)	(a)	4.250%	08/01/2029	250,000	229,298
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	230,000	228,194
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	450,000	445,929
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(a)	6.875%	09/15/2028	225,000	231,606
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(a)	4.750%	02/15/2029	350,000	332,410
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(a)	4.625%	06/01/2030	175,000	163,093
					3,649,076
Energy–11.9%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	250,000	248,059
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	618,771
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	625,000	600,855
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	03/01/2030	225,000	215,654
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	500,000	501,250
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	450,000	443,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	425,000	427,686
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	12/31/2028	125,000	125,726
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	75,000	69,776
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	175,000	169,312
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	125,000	124,406
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	7.500%	06/15/2030	325,000	327,769
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	100,000	95,647
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.000%	03/01/2031	325,000	295,471
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		3.250%	01/31/2032	150,000	127,805
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	50,000	48,806
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	02/01/2026	50,000	49,567
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	50,000	48,998
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	75,000	75,000
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/01/2028	250,000	260,986
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.625%	11/01/2030	150,000	159,108
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.750%	07/01/2031	50,000	53,227
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	04/15/2030	650,000	583,689
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	500,000	457,254
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.875%	01/15/2030	100,000	86,730
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	525,000	524,302
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	275,000	248,059
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	100,000	100,094
Energy Transfer LP (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	350,000	364,210
Energy Transfer LP (Oil, Gas & Consumable Fuels)	(a)	7.375%	02/01/2031	25,000	26,273
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	7.500%	06/01/2027	150,000	154,560
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	275,000	280,014
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	225,000	222,937
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	100,000	94,473
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	01/15/2031	525,000	488,591
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	76,852
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	425,000	410,039
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	4.250%	02/15/2030	100,000	92,000
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2030	100,000	96,786
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	04/15/2027	175,000	176,372
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	300,000	290,942
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	125,000	120,151
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	275,000	237,806
Nabors Industries, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.375%	05/15/2027	50,000	48,984
Nabors Industries, Inc. (Energy Equip. & Svs.)	(a)	9.125%	01/31/2030	50,000	50,203
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	250,000	249,524
Permian Resources Operating LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	349,760
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	183,000	182,160
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	175,000	168,758
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	75,000	74,075
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	225,000	232,869
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	4.750%	02/15/2030	125,000	115,549
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2029	200,000	189,023
Sitio Royalties Operating Partnership LP / Sitio Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	11/01/2028	100,000	103,622
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	275,000	274,284
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	24,859

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	$ 50,000	$ 50,023
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		8.375%	09/15/2028	250,000	258,645
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	75,000	73,234
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.750%	02/01/2032	75,000	69,391
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	300,000	296,281
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	03/01/2030	375,000	374,932
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	02/01/2031	75,000	72,856
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	203,062
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	625,000	622,364
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	150,000	148,222
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	49,124
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	500,000	435,113
					14,936,180
Financials–12.6%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	7.000%	01/15/2031	125,000	131,858
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	125,000	124,221
AmWINS Group, Inc. (Insurance)	(a)	4.875%	06/30/2029	600,000	547,940
Ardonagh Midco 2 PLC (Insurance)	(a)(c)	11.500%, 12.750% PIK	01/15/2027	800,000	787,662
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	550,000	551,016
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	200,000	186,710
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	1,350,000	1,260,156
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	225,000	221,047
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	400,000	394,751
Ford Motor Credit Co. LLC (Consumer Finance)		3.375%	11/13/2025	575,000	550,224
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	200,000	185,238
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	431,571
Ford Motor Credit Co. LLC (Consumer Finance)		7.350%	11/04/2027	225,000	237,273
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	525,000	510,523
Ford Motor Credit Co. LLC (Consumer Finance)		4.000%	11/13/2030	350,000	314,051
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	550,000	555,529
GTCR W-2 Merger Sub LLC (Financial Services)	(a)	7.500%	01/15/2031	300,000	317,017
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	1,350,000	1,355,218
HUB International Ltd. (Insurance)	(a)	5.625%	12/01/2029	650,000	620,081
HUB International Ltd. (Insurance)	(a)	7.250%	06/15/2030	150,000	158,435
Jones Deslauriers Insurance Management, Inc. (Insurance)	(a)	8.500%	03/15/2030	325,000	341,292
Jones Deslauriers Insurance Management, Inc. (Insurance)	(a)	10.500%	12/15/2030	300,000	316,171
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	177,086
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	200,000	203,328
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	350,000	322,750
NCR Atleos Corp. (Financial Services)	(a)	9.500%	04/01/2029	250,000	265,624
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	1,300,000	1,321,581
NFP Corp. (Insurance)	(a)	7.500%	10/01/2030	375,000	399,111
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(a)	3.625%	03/01/2029	250,000	226,272
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(a)	3.875%	03/01/2031	350,000	307,824
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(a)	4.000%	10/15/2033	400,000	339,811
Ryan Specialty LLC (Insurance)	(a)	4.375%	02/01/2030	275,000	255,062
United Wholesale Mortgage LLC (Financial Services)	(a)	5.500%	11/15/2025	700,000	695,575
United Wholesale Mortgage LLC (Financial Services)	(a)	5.750%	06/15/2027	175,000	171,519
United Wholesale Mortgage LLC (Financial Services)	(a)	5.500%	04/15/2029	225,000	213,010
USI Inc. (Insurance)	(a)	7.500%	01/15/2032	775,000	793,445
					15,789,982
Health Care–6.8%
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	375,000	326,371
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	450,000	434,916
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	11/01/2029	300,000	272,435
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	300,000	164,649
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	02/01/2027	200,000	135,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	175,000	77,458
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	350,000	159,577
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	300,000	289,066
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	300,000	287,618
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	44,862
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.000%	01/15/2029	50,000	45,006
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	525,000	338,767
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	150,000	97,116
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.250%	05/15/2030	225,000	188,178

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Embecta Corp. (Health Care Equip. & Supplies)	(a)	5.000%	02/15/2030	$ 150,000	$ 127,236
Embecta Corp. (Health Care Equip. & Supplies)	(a)	6.750%	02/15/2030	250,000	217,500
Garden Spinco Corp. (Health Care Equip. & Supplies)	(a)	8.625%	07/20/2030	100,000	106,814
Grifols SA (Biotechnology)	(a)	4.750%	10/15/2028	725,000	657,481
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	200,000	181,305
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	4.500%	10/01/2029	525,000	487,467
IQVIA, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	200,000	198,089
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	6.500%	05/15/2030	200,000	205,022
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	50,000	36,973
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	3.875%	04/01/2029	325,000	293,847
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	5.250%	10/01/2029	1,150,000	1,083,963
Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	450,000	384,680
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	175,000	152,979
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.875%	01/01/2026	300,000	296,620
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.250%	02/01/2027	125,000	125,613
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	11/01/2027	425,000	415,459
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.125%	10/01/2028	325,000	324,080
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.250%	06/01/2029	150,000	139,650
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.750%	05/15/2031	125,000	127,756
					8,423,553
Industrials–11.2%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	200,000	198,950
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,300,000	1,273,866
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Passenger Airlines)	(a)	5.500%	04/20/2026	166,667	165,464
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Passenger Airlines)	(a)	5.750%	04/20/2029	150,000	146,214
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	175,000	165,599
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	850,000	819,626
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(a)	6.500%	08/01/2030	75,000	76,685
Camelot Return Merger Sub, Inc. (Building Products)	(a)	8.750%	08/01/2028	100,000	101,503
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	3.875%	07/01/2028	75,000	70,717
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	07/01/2029	425,000	398,792
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	175,000	143,500
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	525,000	457,028
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	5.000%	12/15/2029	325,000	303,167
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	800,000	719,304
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	168,733
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	7.750%	02/15/2028	150,000	155,191
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	300,000	268,913
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	325,000	296,694
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	300,000	272,795
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	200,000	184,857
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	50,000	45,457
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	900,000	792,975
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(a)	5.500%	02/01/2030	75,000	66,375
Science Applications International Corp. (Professional Svs.)	(a)	4.875%	04/01/2028	75,000	71,438
Sensata Technologies B.V. (Electrical Equip.)	(a)	5.875%	09/01/2030	200,000	198,703
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	125,000	115,933
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	22,018
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	400,000	405,381
SPX FLOW, Inc. (Machinery)	(a)	8.750%	04/01/2030	450,000	450,000
SS&C Technologies, Inc. (Professional Svs.)	(a)	5.500%	09/30/2027	600,000	591,440
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	300,000	298,264
TK Elevator Holdco GmbH (Machinery)	(a)	7.625%	07/15/2028	200,000	196,458
TK Elevator U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	319,266
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	600,000	598,963
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	150,000	146,959
TransDigm, Inc. (Aerospace & Defense)		4.625%	01/15/2029	125,000	117,359
TransDigm, Inc. (Aerospace & Defense)		4.875%	05/01/2029	425,000	397,241
TransDigm, Inc. (Aerospace & Defense)	(a)	6.875%	12/15/2030	725,000	746,750
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	25,000	25,055
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	325,000	317,278
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	75,000	73,847
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	45,430
United Rentals North America, Inc. (Trading Companies & Distributors)		3.750%	01/15/2032	150,000	132,720
Watco Cos. LLC / Watco Finance Corp. (Ground Transportation)	(a)	6.500%	06/15/2027	400,000	400,000
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	100,730
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	250,000	256,956
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	425,000	411,405
White Cap Parent LLC (Building Products)	(a)(c)	8.250%, 9.000% PIK	03/15/2026	325,000	323,490
					14,055,489

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology–7.6%
ams-OSRAM AG (Semiconductors & Equip.)	(a)	12.250%	03/30/2029	$ 175,000	$ 194,614
AthenaHealth Group, Inc. (Software)	(a)	6.500%	02/15/2030	1,150,000	1,043,254
Boxer Parent Co., Inc. (Software)	(a)	9.125%	03/01/2026	325,000	324,286
Capstone Borrower, Inc. (Software)	(a)	8.000%	06/15/2030	300,000	312,108
Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc. (Software)	(a)	8.000%	06/15/2029	125,000	130,470
Central Parent, Inc. / CDK Global, Inc. (Software)	(a)	7.250%	06/15/2029	550,000	560,922
Ciena Corp. (Communications Equip.)	(a)	4.000%	01/31/2030	75,000	68,254
Cloud Software Group, Inc. (Software)	(a)	6.500%	03/31/2029	400,000	380,976
Cloud Software Group, Inc. (Software)	(a)	9.000%	09/30/2029	350,000	332,659
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(a)	5.000%	12/15/2029	675,000	641,085
Consensus Cloud Solutions, Inc. (Software)	(a)	6.000%	10/15/2026	200,000	190,170
Consensus Cloud Solutions, Inc. (Software)	(a)	6.500%	10/15/2028	325,000	294,793
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	425,000	390,255
Gartner, Inc. (IT Svs.)	(a)	3.750%	10/01/2030	125,000	110,497
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	225,000	220,479
Helios Software Holdings, Inc. / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	450,000	410,517
McAfee Corp. (Software)	(a)	7.375%	02/15/2030	1,300,000	1,187,227
NCR Voyix Corp. (Software)	(a)	5.000%	10/01/2028	225,000	212,685
NCR Voyix Corp. (Software)	(a)	5.125%	04/15/2029	50,000	47,530
NCR Voyix Corp. (Software)	(a)	5.250%	10/01/2030	325,000	298,473
Open Text Corp. (Software)	(a)	6.900%	12/01/2027	175,000	181,939
Open Text Corp. (Software)	(a)	3.875%	12/01/2029	350,000	313,892
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	475,000	413,250
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	8.250%	12/15/2029	150,000	161,779
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		9.625%	12/01/2032	425,250	486,273
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	125,000	112,123
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	450,000	408,794
Viavi Solutions, Inc. (Communications Equip.)	(a)	3.750%	10/01/2029	75,000	65,658
					9,494,962
Materials–9.3%
ARD Finance SA (Containers & Packaging)	(a)(c)	6.500%, 7.250% PIK	06/30/2027	653,176	305,151
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(a)	4.000%	09/01/2029	475,000	402,076
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	450,000	349,589
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	200,000	155,373
Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	7.250%	02/15/2031	150,000	157,310
Axalta Coating Systems LLC (Chemicals)	(a)	3.375%	02/15/2029	175,000	157,050
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	145,767
Ball Corp. (Containers & Packaging)		6.875%	03/15/2028	25,000	25,973
Ball Corp. (Containers & Packaging)		6.000%	06/15/2029	100,000	102,117
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	325,000	278,845
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	75,000	64,664
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	150,000	148,880
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	325,000	293,659
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(a)	8.750%	04/15/2030	1,300,000	1,212,077
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	400,000	368,048
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)		4.250%	09/30/2026	50,000	48,500
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	272,387
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	300,000	276,191
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	145,500
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	92,791
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	125,000	112,548
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.750%	02/01/2030	25,000	22,505
H.B. Fuller Co. (Chemicals)		4.250%	10/15/2028	125,000	116,882
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	500,000	410,193
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.875%	08/15/2026	325,000	330,746
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	9.250%	04/15/2027	250,000	245,389
OI European Group B.V. (Containers & Packaging)	(a)	4.750%	02/15/2030	225,000	210,422
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	7.125%	10/01/2027	200,000	200,224
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	4.250%	10/01/2028	200,000	179,959
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	9.750%	11/15/2028	275,000	291,883
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	6.250%	10/01/2029	400,000	355,264
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	450,000	451,121
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	38,000	38,005
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	7.250%	05/15/2031	175,000	177,431
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	200,000	64,000
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	200,000	187,714
Sealed Air Corp. (Containers & Packaging)	(a)	5.000%	04/15/2029	75,000	72,526
Sealed Air Corp. / Sealed Air Corp. U.S. (Containers & Packaging)	(a)	7.250%	02/15/2031	75,000	79,523
SNF Group SACA (Chemicals)	(a)	3.375%	03/15/2030	200,000	171,853

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	$ 200,000	$ 189,606
SRS Distribution, Inc. (Construction Materials)	(a)	6.000%	12/01/2029	750,000	699,305
Standard Industries, Inc. (Construction Materials)	(a)	5.000%	02/15/2027	800,000	779,949
Standard Industries, Inc. (Construction Materials)	(a)	4.750%	01/15/2028	25,000	24,067
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	196,222
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	725,000	710,862
W.R. Grace Holdings LLC (Chemicals)	(a)	4.875%	06/15/2027	100,000	96,210
W.R. Grace Holdings LLC (Chemicals)	(a)	5.625%	08/15/2029	250,000	219,989
					11,636,346
Real Estate–1.3%
Iron Mountain, Inc. (Specialized REITs)	(a)	7.000%	02/15/2029	300,000	308,363
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(a)	5.000%	08/15/2027	50,000	48,330
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(a)	4.250%	01/15/2029	100,000	90,237
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(a)	4.625%	03/15/2030	225,000	200,587
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(a)	7.375%	02/15/2031	75,000	78,760
RHP Hotel Properties LP / RHP Finance Corp. (Hotel & Resort REITs)	(a)	7.250%	07/15/2028	325,000	337,898
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.625%	06/15/2025	50,000	49,112
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.250%	12/01/2026	175,000	168,413
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	3.875%	02/15/2029	50,000	45,932
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.625%	12/01/2029	225,000	212,006
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.125%	08/15/2030	100,000	91,093
					1,630,731
Utilities–3.4%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	425,000	420,811
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	49,336
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	300,000	285,345
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.625%	02/01/2029	150,000	139,324
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	100,000	91,672
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	300,000	263,125
Emerald Debt Merger Sub LLC (Electric Utilities)	(a)	6.625%	12/15/2030	500,000	510,685
NextEra Energy Operating Partners LP (Electric Utilities)	(a)	7.250%	01/15/2029	75,000	78,518
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	76,000	76,163
NRG Energy, Inc. (Electric Utilities)	(a)	3.375%	02/15/2029	25,000	22,081
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	21,479
NRG Energy, Inc. (Electric Utilities)	(a)	3.875%	02/15/2032	70,000	59,924
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	325,000	323,366
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(a)	5.000%	06/01/2031	125,000	113,323
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	750,000	728,560
TransAlta Corp. (Ind. Power & Renewable Elec.)		7.750%	11/15/2029	300,000	318,625
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	222,139
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	250,000	243,400
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	7.750%	10/15/2031	300,000	311,577
					4,279,453
Total Corporate Bonds (Cost $125,565,817)					$118,750,250

Common Stocks–0.0%		Shares	Value
Communication Services–0.0%
iHeartMedia, Inc. Class A (Media)	(d)	7,387	$ 19,724
Total Common Stocks (Cost $178,496)			$ 19,724
Total Investments – 94.8% (Cost $125,744,313)	(e)		$118,769,974
Other Assets in Excess of Liabilities – 5.2%			6,542,124
Net Assets – 100.0%			$125,312,098

Percentages are stated as a percent of net assets.

Abbreviations:
PIK:	Payment-in-Kind
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2023, the value of these securities totaled $101,654,578, or 81.1% of the Portfolio’s net assets.
(b)	Represents a security that is in default and deemed to be non-income producing.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Non-income producing security.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Nasdaq-100® Index Portfolio (Unaudited)
Objective/Strategy
The AVIP Nasdaq-100® Index Portfolio (formerly ON Nasdaq-100® Index Portfolio) seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
Performance as of December 31, 2023
Average Annual returns
One year	54.44%
Five years	22.19%
Ten years	17.38%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.43% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 54.44% versus 55.13% for its benchmark, the Nasdaq-100® Index.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio seeks to track the underlying return of the Nasdaq-100® Index.  There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return.  Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark.  Information Technology, Communication Services and Consumer Discretionary were the top contributing sectors for the year, while Financials, Utilities and Real Estate were the largest detractors.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance.  Benchmark constituents that contributed the most to Portfolio and benchmark returns for the year were NVIDIA Corp., Microsoft Corp., and Apple, Inc., while Moderna, Inc., Enphase Energy, Inc., and PayPal Holdings, Inc. were the largest detractors. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Nasdaq-100® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	99.2
U.S. Treasury Obligations	0.1
Other Net Assets	0.7
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	9.2
2.	Microsoft Corp.	8.5
3.	Amazon.com, Inc.	4.8
4.	Broadcom, Inc.	4.1
5.	Meta Platforms, Inc. Class A	3.8
6.	NVIDIA Corp.	3.7
7.	Tesla, Inc.	3.7
8.	Alphabet, Inc. Class A	2.5
9.	Alphabet, Inc. Class C	2.5
10.	Costco Wholesale Corp.	2.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	49.2
Communication Services	14.9
Consumer Discretionary	14.3
Consumer Staples	6.8
Health Care	6.6
Industrials	4.9
Utilities	1.2
Financials	0.5
Energy	0.5
Real Estate	0.3
99.2

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–99.2%		Shares	Value
Communication Services–14.9%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	47,501	$ 6,635,415
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	45,951	6,475,874
Charter Communications, Inc. Class A (Media)	(a)	3,067	1,192,082
Comcast Corp. Class A (Media)		83,249	3,650,469
Electronic Arts, Inc. (Entertainment)		5,579	763,263
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	28,343	10,032,288
Netflix, Inc. (Entertainment)	(a)	9,074	4,417,949
Sirius XM Holdings, Inc. (Media)		79,586	435,335
Take-Two Interactive Software, Inc. (Entertainment)	(a)	3,526	567,510
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)		23,975	3,843,912
Trade Desk, Inc. / The Class A (Media)	(a)	9,252	665,774
Warner Bros. Discovery, Inc. (Entertainment)	(a)	50,554	575,304
			39,255,175
Consumer Discretionary–14.3%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	9,013	1,227,030
Amazon.com, Inc. (Broadline Retail)	(a)	82,946	12,602,815
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	723	2,564,640
DoorDash, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	7,686	760,068
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,517	1,286,917
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		6,089	1,373,130
MercadoLibre, Inc. (Broadline Retail)	(a)	1,048	1,646,974
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	1,226	1,164,798
PDD Holdings, Inc. – ADR (Broadline Retail)	(a)	13,847	2,025,955
Ross Stores, Inc. (Specialty Retail)		7,020	971,498
Starbucks Corp. (Hotels, Restaurants & Leisure)		23,565	2,262,476
Tesla, Inc. (Automobiles)	(a)	38,622	9,596,794
			37,483,095
Consumer Staples–6.8%
Coca-Cola Europacific Partners PLC (Beverages)		9,470	632,028
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)		9,179	6,058,874
Dollar Tree, Inc. (Consumer Staples Distribution & Retail)	(a)	4,517	641,640
Keurig Dr Pepper, Inc. (Beverages)		28,989	965,913
Kraft Heinz Co. / The (Food Products)		25,428	940,327
Mondelez International, Inc. Class A (Food Products)		28,213	2,043,468
Monster Beverage Corp. (Beverages)	(a)	21,570	1,242,648
PepsiCo, Inc. (Beverages)		28,503	4,840,950
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)		17,910	467,630
			17,833,478
Energy–0.5%
Baker Hughes Co. (Energy Equip. & Svs.)		20,860	712,995
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		3,711	575,502
			1,288,497
Financials–0.5%
PayPal Holdings, Inc. (Financial Services)	(a)	22,351	1,372,575
Health Care–6.6%
Amgen, Inc. (Biotechnology)		11,095	3,195,582
AstraZeneca PLC – ADR (Pharmaceuticals)		12,072	813,049
Biogen, Inc. (Biotechnology)	(a)	3,004	777,345
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	8,010	993,961
Common Stocks (Continued)		Shares	Value
Health Care (continued)
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)		9,438	$ 729,746
Gilead Sciences, Inc. (Biotechnology)		25,832	2,092,650
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,722	955,796
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,292	458,378
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	7,299	2,462,391
Moderna, Inc. (Biotechnology)	(a)	7,904	786,053
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,221	1,950,682
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,342	2,173,606
			17,389,239
Industrials–4.9%
Automatic Data Processing, Inc. (Professional Svs.)		8,527	1,986,535
Cintas Corp. (Commercial Svs. & Supplies)		2,112	1,272,818
Copart, Inc. (Commercial Svs. & Supplies)	(a)	19,907	975,443
CSX Corp. (Ground Transportation)		40,968	1,420,361
Fastenal Co. (Trading Companies & Distributors)		11,846	767,265
Honeywell International, Inc. (Industrial Conglomerates)		13,667	2,866,107
Old Dominion Freight Line, Inc. (Ground Transportation)		2,262	916,856
PACCAR, Inc. (Machinery)		10,844	1,058,917
Paychex, Inc. (Professional Svs.)		7,489	892,015
Verisk Analytics, Inc. (Professional Svs.)		3,006	718,013
			12,874,330
Information Technology–49.2%
Adobe, Inc. (Software)	(a)	9,439	5,631,307
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	33,491	4,936,908
Analog Devices, Inc. (Semiconductors & Equip.)		10,288	2,042,785
ANSYS, Inc. (Software)	(a)	1,801	653,547
Apple, Inc. (Tech. Hardware, Storage & Periph.)		124,833	24,034,098
Applied Materials, Inc. (Semiconductors & Equip.)		17,342	2,810,618
ASML Holding N.V. (Semiconductors & Equip.)		1,820	1,377,594
Atlassian Corp. Class A (Software)	(a)	3,214	764,482
Autodesk, Inc. (Software)	(a)	4,432	1,079,103
Broadcom, Inc. (Semiconductors & Equip.)		9,684	10,809,765
Cadence Design Systems, Inc. (Software)	(a)	5,640	1,536,167
CDW Corp. (Electronic Equip., Instr. & Comp.)		2,777	631,268
Cisco Systems, Inc. (Communications Equip.)		84,241	4,255,855
Cognizant Technology Solutions Corp. Class A (IT Svs.)		10,395	785,134
Crowdstrike Holdings, Inc. Class A (Software)	(a)	4,719	1,204,855
Datadog, Inc. Class A (Software)	(a)	6,264	760,324
Fortinet, Inc. (Software)	(a)	15,920	931,798
GLOBALFOUNDRIES, Inc. (Semiconductors & Equip.)	(a)	11,356	688,174
Intel Corp. (Semiconductors & Equip.)		87,403	4,392,001
Intuit, Inc. (Software)		5,803	3,627,049
KLA Corp. (Semiconductors & Equip.)		2,818	1,638,103
Lam Research Corp. (Semiconductors & Equip.)		2,732	2,139,866
Marvell Technology, Inc. (Semiconductors & Equip.)		17,887	1,078,765
Microchip Technology, Inc. (Semiconductors & Equip.)		11,217	1,011,549
Micron Technology, Inc. (Semiconductors & Equip.)		22,882	1,952,750
Microsoft Corp. (Software)		59,655	22,432,666
MongoDB, Inc. (IT Svs.)	(a)	1,479	604,689

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
NVIDIA Corp. (Semiconductors & Equip.)		19,825	$ 9,817,737
NXP Semiconductors N.V. (Semiconductors & Equip.)		5,344	1,227,410
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	8,929	745,839
Palo Alto Networks, Inc. (Software)	(a)	6,537	1,927,631
QUALCOMM, Inc. (Semiconductors & Equip.)		23,074	3,337,193
Roper Technologies, Inc. (Software)		2,215	1,207,552
Splunk, Inc. (Software)	(a)	3,493	532,159
Synopsys, Inc. (Software)	(a)	3,153	1,623,511
Texas Instruments, Inc. (Semiconductors & Equip.)		18,828	3,209,421
Workday, Inc. Class A (Software)	(a)	4,333	1,196,168
Zscaler, Inc. (Software)	(a)	3,075	681,297
			129,317,138
Real Estate–0.3%
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a)	8,466	739,844
Common Stocks (Continued)	Shares	Value
Utilities–1.2%
American Electric Power Co., Inc. (Electric Utilities)	10,902	$ 885,461
Constellation Energy Corp. (Electric Utilities)	6,621	773,929
Exelon Corp. (Electric Utilities)	20,637	740,868
Xcel Energy, Inc. (Electric Utilities)	11,440	708,250
		3,108,508
Total Common Stocks (Cost $166,303,840)		$260,661,879

U.S. Treasury Obligations–0.1%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	02/22/2024	$100,000	$ 99,256
Total U.S. Treasury Obligations (Cost $99,235)					$ 99,256
Total Investments – 99.3% (Cost $166,403,075)				(c)	$260,761,135
Other Assets in Excess of Liabilities – 0.7%				(b)	1,938,351
Net Assets – 100.0%					$262,699,486

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security is fully pledged, in addition to $7,943 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	6	March 15, 2024	$2,024,367	$2,042,820	$18,453	$(20,888)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Core Portfolio (Unaudited)
Objective/Strategy
The  AVIP BlackRock Advantage Large Cap Core Portfolio (formerly ON BlackRock Advantage Large Cap Core Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.
Performance as of December 31, 2023
Average Annual returns
One year	25.84%
Five years	15.35%
Ten years	10.82%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.69% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 25.84% versus 26.29% for its benchmark, the S&P 500® Index.
Q.  What affected the Portfolio’s performance?
A.  Selection within Health Care was the primary driver of the Portfolio’s slight underperformance for the year, followed by selection within Consumer Staples and Consumer Discretionary.  Consumer intent measures ultimately proved wrong footed, as insights evaluating mobile app downloads and social media data motivated an unsuccessful overweight to the automobiles industry.  Selection within Communication Services, Information Technology, and Energy outperformed.  On a security level, NVIDIA Corp., NextEra Energy, Inc., and Exxon Mobil Corp. were top contributors to relative performance for the year, while Broadcom, Inc., The Hersey Co., and Bristol-Myers Squibb Co. were the largest detractors. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	98.4
Other Net Assets	1.6
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	8.0
2.	Apple, Inc.	8.0
3.	Amazon.com, Inc.	4.4
4.	NVIDIA Corp.	4.1
5.	Alphabet, Inc. Class A	3.2
6.	Meta Platforms, Inc. Class A	2.3
7.	Mastercard, Inc. Class A	2.0
8.	Visa, Inc.	1.9
9.	Alphabet, Inc. Class C	1.8
10.	Amgen, Inc.	1.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	28.9
Health Care	12.8
Financials	12.6
Consumer Discretionary	11.1
Communication Services	8.9
Industrials	8.2
Consumer Staples	6.2
Energy	3.5
Real Estate	2.2
Utilities	2.1
Materials	1.9
98.4

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Core Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–98.4%		Shares	Value
Communication Services–8.9%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	74,892	$ 10,461,663
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	41,092	5,791,096
Comcast Corp. Class A (Media)		39,291	1,722,910
Electronic Arts, Inc. (Entertainment)		9,365	1,281,226
Fox Corp. Class A (Media)		85,023	2,522,632
Fox Corp. Class B (Media)		1,081	29,890
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	21,121	7,475,989
Warner Bros. Discovery, Inc. (Entertainment)	(a)	14,175	161,312
			29,446,718
Consumer Discretionary–11.1%
Amazon.com, Inc. (Broadline Retail)	(a)	96,572	14,673,150
AutoNation, Inc. (Specialty Retail)	(a)	5,204	781,537
Best Buy Co., Inc. (Specialty Retail)		25,823	2,021,424
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	125	443,402
D.R. Horton, Inc. (Household Durables)		7,634	1,160,215
General Motors Co. (Automobiles)		116,442	4,182,597
Home Depot, Inc. / The (Specialty Retail)		3,652	1,265,601
McDonald's Corp. (Hotels, Restaurants & Leisure)		3,969	1,176,848
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	20,202	1,259,393
Tesla, Inc. (Automobiles)	(a)	13,594	3,377,837
TJX Cos., Inc. / The (Specialty Retail)		46,585	4,370,139
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		48,950	1,913,455
			36,625,598
Consumer Staples–6.2%
Archer-Daniels-Midland Co. (Food Products)		31,282	2,259,186
Coca-Cola Co. / The (Beverages)		62,902	3,706,815
Colgate-Palmolive Co. (Household Products)		9,684	771,911
Hershey Co. / The (Food Products)		13,697	2,553,669
Kimberly-Clark Corp. (Household Products)		30,139	3,662,190
PepsiCo, Inc. (Beverages)		25,314	4,299,330
Sysco Corp. (Consumer Staples Distribution & Retail)		14,784	1,081,154
Walmart, Inc. (Consumer Staples Distribution & Retail)		12,549	1,978,350
			20,312,605
Energy–3.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)		9,275	1,383,459
ConocoPhillips (Oil, Gas & Consumable Fuels)		12,700	1,474,089
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		40,529	1,835,964
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		15,543	1,879,926
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		10,934	1,093,181
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,618	1,872,006
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,827	410,856
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		11,136	1,447,680
			11,397,161
Financials–12.6%
Bank of America Corp. (Banks)		142,993	4,814,574
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)	5,578	1,989,450
Block, Inc. (Financial Services)	(a)	26,148	2,022,548
Citigroup, Inc. (Banks)		19,774	1,017,175
Citizens Financial Group, Inc. (Banks)		26,240	869,594
Common Stocks (Continued)		Shares	Value
Financials (continued)
First Horizon Corp. (Banks)		41,600	$ 589,056
Invesco Ltd. (Capital Markets)		52,041	928,411
JPMorgan Chase & Co. (Banks)		1,563	265,866
KeyCorp (Banks)		6,040	86,976
Marsh & McLennan Cos., Inc. (Insurance)		17,467	3,309,473
Mastercard, Inc. Class A (Financial Services)		15,458	6,592,992
MetLife, Inc. (Insurance)		40,916	2,705,775
Moody's Corp. (Capital Markets)		7,570	2,956,539
Nasdaq, Inc. (Capital Markets)		47,059	2,736,010
Regions Financial Corp. (Banks)		23,359	452,697
Reinsurance Group of America, Inc. (Insurance)		3,423	553,773
Travelers Cos., Inc. / The (Insurance)		12,094	2,303,786
Visa, Inc. (Financial Services)		24,278	6,320,777
W.R. Berkley Corp. (Insurance)		12,863	909,671
			41,425,143
Health Care–12.8%
Abbott Laboratories (Health Care Equip. & Supplies)		17,411	1,916,429
AbbVie, Inc. (Biotechnology)		16,480	2,553,906
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		16,164	2,247,281
Amgen, Inc. (Biotechnology)		16,939	4,878,771
Bristol-Myers Squibb Co. (Pharmaceuticals)		62,097	3,186,197
Cencora, Inc. (Health Care Providers & Svs.)		2,298	471,963
Cigna Group / The (Health Care Providers & Svs.)		2,012	602,493
Elevance Health, Inc. (Health Care Providers & Svs.)		8,826	4,161,989
Eli Lilly & Co. (Pharmaceuticals)		6,750	3,934,710
Exelixis, Inc. (Biotechnology)	(a)	38,620	926,494
Gilead Sciences, Inc. (Biotechnology)		13,094	1,060,745
HCA Healthcare, Inc. (Health Care Providers & Svs.)		4,190	1,134,149
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	9,719	694,423
Incyte Corp. (Biotechnology)	(a)	40,971	2,572,569
Johnson & Johnson (Pharmaceuticals)		6,313	989,500
Medtronic PLC (Health Care Equip. & Supplies)		52,325	4,310,533
Pfizer, Inc. (Pharmaceuticals)		50,637	1,457,839
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,095	961,727
ResMed, Inc. (Health Care Equip. & Supplies)		3,388	582,804
Stryker Corp. (Health Care Equip. & Supplies)		9,029	2,703,824
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		760	400,117
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		910	320,429
			42,068,892
Industrials–8.2%
A.O. Smith Corp. (Building Products)		5,388	444,187
AECOM (Construction & Engineering)		20,446	1,889,824
Cintas Corp. (Commercial Svs. & Supplies)		4,105	2,473,919
CNH Industrial N.V. (Machinery)		54,324	661,666
Illinois Tool Works, Inc. (Machinery)		7,248	1,898,541
Lockheed Martin Corp. (Aerospace & Defense)		9,713	4,402,320
Old Dominion Freight Line, Inc. (Ground Transportation)		1,979	802,148
Oshkosh Corp. (Machinery)		29,279	3,174,137
Republic Services, Inc. (Commercial Svs. & Supplies)		6,109	1,007,435
Rockwell Automation, Inc. (Electrical Equip.)		4,710	1,462,361
Snap-on, Inc. (Machinery)		4,273	1,234,213
United Parcel Service, Inc. Class B (Air Freight & Logistics)		19,646	3,088,941
Valmont Industries, Inc. (Construction & Engineering)		4,221	985,646

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Industrials (continued)
W.W. Grainger, Inc. (Trading Companies & Distributors)		2,157	$ 1,787,484
Xylem, Inc. (Machinery)		14,717	1,683,036
			26,995,858
Information Technology–28.9%
Adobe, Inc. (Software)	(a)	6,613	3,945,316
Amdocs Ltd. (IT Svs.)		6,893	605,826
Apple, Inc. (Tech. Hardware, Storage & Periph.)		136,570	26,293,822
Applied Materials, Inc. (Semiconductors & Equip.)		27,829	4,510,246
Broadcom, Inc. (Semiconductors & Equip.)		473	527,986
Fortinet, Inc. (Software)	(a)	7,064	413,456
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		141,568	2,403,825
Intel Corp. (Semiconductors & Equip.)		43,740	2,197,935
Lam Research Corp. (Semiconductors & Equip.)		1,842	1,442,765
Manhattan Associates, Inc. (Software)	(a)	14,162	3,049,362
Microsoft Corp. (Software)		70,334	26,448,397
NVIDIA Corp. (Semiconductors & Equip.)		27,275	13,507,125
Oracle Corp. (Software)		6,196	653,244
QUALCOMM, Inc. (Semiconductors & Equip.)		31,673	4,580,866
Salesforce, Inc. (Software)	(a)	10,797	2,841,123
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		13,269	1,864,294
			95,285,588
Materials–1.9%
Ecolab, Inc. (Chemicals)		20,073	3,981,479
Common Stocks (Continued)		Shares	Value
Materials (continued)
LyondellBasell Industries N.V. Class A (Chemicals)		17,324	$ 1,647,166
Nucor Corp. (Metals & Mining)		2,914	507,153
			6,135,798
Real Estate–2.2%
Camden Property Trust (Residential REITs)		13,329	1,323,436
Equinix, Inc. (Specialized REITs)		690	555,719
Equity Residential (Residential REITs)		34,473	2,108,369
Public Storage (Specialized REITs)		4,529	1,381,345
Simon Property Group, Inc. (Retail REITs)		13,518	1,928,208
			7,297,077
Utilities–2.1%
AES Corp. / The (Ind. Power & Renewable Elec.)		87,790	1,689,957
CMS Energy Corp. (Multi-Utilities)		15,471	898,401
Evergy, Inc. (Electric Utilities)		8,025	418,905
IDACORP, Inc. (Electric Utilities)		1,758	172,847
OGE Energy Corp. (Electric Utilities)		21,848	763,151
PPL Corp. (Electric Utilities)		111,549	3,022,978
			6,966,239
Total Common Stocks (Cost $270,394,256)			$323,956,677
Total Investments – 98.4% (Cost $270,394,256)	(b)		$323,956,677
Other Assets in Excess of Liabilities – 1.6%	(c)		5,331,122
Net Assets – 100.0%			$329,287,799

Percentages are stated as a percent of net assets.

Abbreviations:
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $247,800 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	21	March 15, 2024	$4,919,873	$5,061,000	$141,127	$(11,971)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Small Cap Growth Portfolio (Unaudited)
Objective/Strategy
The  AVIP BlackRock Advantage Small Cap Growth Portfolio (formerly ON BlackRock Advantage Small Cap Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.
Performance as of December 31, 2023
Average Annual returns
One year	20.28%
Five years	10.74%
Ten years	7.39%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.86% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.    For the year ended December 31, 2023, the Portfolio returned 20.28% versus 18.66% for its benchmark, the Russell 2000® Growth Index.
Q.  What affected the Portfolio’s performance?
A.  While sector allocation decisions were positive, security selection led the Portfolio’s outperformance for the year, driven by fundamental measures. Traditional valuation measures that track company sales, research expenditures, and other financial statement metrics all performed particularly well, as the move higher in interest rates broadly rewarded value styles.  Macro-thematic insights also modestly contributed to performance. A new insight developed early in the year to measure bank quality proved additive amid the crisis in the sector.
Selection within Industrials, Financials and Consumer Discretionary were key contributors to relative performance for the year, but were somewhat offset by selection within Health Care, Communication Services, and Energy.  At the security level, top contributors to relative performance for the year were UFP Industries, Inc., OSI Systems, Inc., and EMCOR Group, Inc., while Inspire Medical Systems, Inc., Onto Innovation, Inc., and Weatherford International PLC were top detractors. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	99.6
Rights (4)	0.0
Other Net Assets	0.4
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Franklin Electric Co., Inc.	1.3
2.	UFP Industries, Inc.	1.3
3.	Boise Cascade Co.	1.1
4.	Super Micro Computer, Inc.	1.1
5.	Atkore, Inc.	1.0
6.	Insperity, Inc.	1.0
7.	Comfort Systems U.S.A., Inc.	1.0
8.	Terex Corp.	1.0
9.	EMCOR Group, Inc.	0.9
10.	Ensign Group, Inc. / The	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Health Care	23.0
Industrials	21.6
Information Technology	21.4
Consumer Discretionary	11.8
Financials	6.1
Energy	4.4
Consumer Staples	3.6
Communication Services	3.0
Materials	2.9
Real Estate	1.6
Utilities	0.2
99.6

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Small Cap Growth Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–99.6%		Shares	Value
Communication Services–3.0%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	12,048	$ 174,335
Bumble, Inc. Class A (Interactive Media & Svs.)	(a)	9,827	144,850
Cargurus, Inc. (Interactive Media & Svs.)	(a)	28,318	684,163
Cinemark Holdings, Inc. (Entertainment)	(a)	22,619	318,702
Eventbrite, Inc. Class A (Interactive Media & Svs.)	(a)	9,898	82,747
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	3,933	48,140
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	8,567	292,049
Integral Ad Science Holding Corp. (Media)	(a)	14,747	212,209
Iridium Communications, Inc. (Diversified Telecom. Svs.)		7,530	309,935
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	76,612
Shutterstock, Inc. (Interactive Media & Svs.)		8,642	417,236
Yelp, Inc. (Interactive Media & Svs.)	(a)	16,160	765,014
Ziff Davis, Inc. (Interactive Media & Svs.)	(a)	5,779	388,291
ZipRecruiter, Inc. Class A (Interactive Media & Svs.)	(a)	26,513	368,531
			4,282,814
Consumer Discretionary–11.8%
1-800-Flowers.com, Inc. Class A (Specialty Retail)	(a)	25,190	271,548
2U, Inc. (Diversified Consumer Svs.)	(a)	27,237	33,502
Abercrombie & Fitch Co. Class A (Specialty Retail)	(a)	12,501	1,102,838
Accel Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	32,387	332,614
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	4,143	318,017
Carvana Co. (Specialty Retail)	(a)	4,234	224,148
Chegg, Inc. (Diversified Consumer Svs.)	(a)	9,955	113,089
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,617	337,864
Dana, Inc. (Automobile Components)		49,449	722,450
Dillard's, Inc. Class A (Broadline Retail)		1,146	462,583
Duolingo, Inc. (Diversified Consumer Svs.)	(a)	4,979	1,129,486
Fox Factory Holding Corp. (Automobile Components)	(a)	5,507	371,612
Frontdoor, Inc. (Diversified Consumer Svs.)	(a)	22,124	779,207
GoPro, Inc. Class A (Household Durables)	(a)	57,623	199,952
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	17,248	693,025
Installed Building Products, Inc. (Household Durables)		3,305	604,220
iRobot Corp. (Household Durables)	(a)	2,822	109,211
Laureate Education, Inc. (Diversified Consumer Svs.)		55,691	763,524
M.D.C. Holdings, Inc. (Household Durables)		12,450	687,862
Malibu Boats, Inc. Class A (Leisure Products)	(a)	7,438	407,751
Modine Manufacturing Co. (Automobile Components)	(a)	8,951	534,375
Murphy U.S.A., Inc. (Specialty Retail)		2,215	789,780
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		6,510	496,257
Patrick Industries, Inc. (Automobile Components)		6,023	604,408
Revolve Group, Inc. (Specialty Retail)	(a)	11,844	196,374
Rush Street Interactive, Inc. (Hotels, Restaurants & Leisure)	(a)	10,070	45,214
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	8,817	653,516
Sonic Automotive, Inc. Class A (Specialty Retail)		7,317	411,289
Stitch Fix, Inc. Class A (Specialty Retail)	(a)	14,615	52,176
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		6,305	770,660
Urban Outfitters, Inc. (Specialty Retail)	(a)	12,294	438,773
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Visteon Corp. (Automobile Components)	(a)	7,394	$ 923,511
Warby Parker, Inc. Class A (Specialty Retail)	(a)	18,712	263,839
Wingstop, Inc. (Hotels, Restaurants & Leisure)		2,777	712,523
			16,557,198
Consumer Staples–3.6%
Andersons, Inc. / The (Consumer Staples Distribution & Retail)		6,606	380,109
BellRing Brands, Inc. (Personal Care Products)	(a)	10,939	606,349
Cal-Maine Foods, Inc. (Food Products)		5,910	339,175
Central Garden & Pet Co. Class A (Household Products)	(a)	9,778	430,623
Coca-Cola Consolidated, Inc. (Beverages)		528	490,195
e.l.f. Beauty, Inc. (Personal Care Products)	(a)	6,407	924,786
Lancaster Colony Corp. (Food Products)		3,844	639,603
Medifast, Inc. (Personal Care Products)		4,164	279,904
MGP Ingredients, Inc. (Beverages)		6,756	665,601
Vital Farms, Inc. (Food Products)	(a)	20,905	328,000
			5,084,345
Energy–4.4%
Borr Drilling Ltd. (Energy Equip. & Svs.)		52,269	384,700
ChampionX Corp. (Energy Equip. & Svs.)		12,283	358,786
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)		8,403	254,611
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)		17,200	443,760
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels)	(a)	14,224	102,271
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		10,048	58,379
Helix Energy Solutions Group, Inc. (Energy Equip. & Svs.)	(a)	44,039	452,721
Liberty Energy, Inc. (Energy Equip. & Svs.)		43,843	795,312
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)		29,297	623,733
Matador Resources Co. (Oil, Gas & Consumable Fuels)		14,048	798,769
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		8,632	368,241
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	23,528	500,676
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		4,492	197,468
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)		4,584	278,707
SM Energy Co. (Oil, Gas & Consumable Fuels)		11,790	456,509
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	47,289	91,268
			6,165,911
Financials–6.1%
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		12,090	534,136
Cohen & Steers, Inc. (Capital Markets)		6,316	478,311
Federal Agricultural Mortgage Corp. Class C (Financial Services)		4,184	800,064
First Financial Bankshares, Inc. (Banks)		12,534	379,780
Hamilton Lane, Inc. Class A (Capital Markets)		9,854	1,117,838
Houlihan Lokey, Inc. (Capital Markets)		7,418	889,492
Kinsale Capital Group, Inc. (Insurance)		2,140	716,707
Mercury General Corp. (Insurance)		10,599	395,449
Moelis & Co. Class A (Capital Markets)		7,339	411,938
Pagseguro Digital Ltd. Class A (Financial Services)	(a)	92,610	1,154,847
Selective Insurance Group, Inc. (Insurance)		3,048	303,215
Selectquote, Inc. (Insurance)	(a)	8,673	11,882

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Financials (continued)
StoneCo Ltd. Class A (Financial Services)	(a)	55,694	$ 1,004,163
Trupanion, Inc. (Insurance)	(a)	5,319	162,283
Upstart Holdings, Inc. (Consumer Finance)	(a)	7,403	302,487
			8,662,592
Health Care–23.0%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	12,690	397,324
Adaptive Biotechnologies Corp. (Life Sciences Tools & Svs.)	(a)	22,888	112,151
Agenus, Inc. (Biotechnology)	(a)	65,236	54,009
Alector, Inc. (Biotechnology)	(a)	11,265	89,895
Alkermes PLC (Biotechnology)	(a)	19,203	532,691
ALX Oncology Holdings, Inc. (Biotechnology)	(a)	1,291	19,223
Amarin Corp. PLC – ADR (Biotechnology)	(a)	17,101	14,878
American Well Corp. Class A (Health Care Technology)	(a)	51,120	76,169
Amicus Therapeutics, Inc. (Biotechnology)	(a)	34,107	483,978
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	6,486	485,672
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	4,323	267,378
Aptinyx, Inc. (Biotechnology)		23,975	2,302
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	8,746	267,628
Arvinas, Inc. (Pharmaceuticals)	(a)	19,262	792,824
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,765	277,133
Atrion Corp. (Health Care Equip. & Supplies)		585	221,592
Avidity Biosciences, Inc. (Biotechnology)	(a)	5,306	48,019
Axonics, Inc. (Health Care Equip. & Supplies)	(a)	6,527	406,175
Axsome Therapeutics, Inc. (Pharmaceuticals)	(a)	3,039	241,874
Beam Therapeutics, Inc. (Biotechnology)	(a)	12,388	337,201
Beyondspring, Inc. (Biotechnology)	(a)	5,417	4,810
BioCryst Pharmaceuticals, Inc. (Biotechnology)	(a)	27,957	167,462
Blueprint Medicines Corp. (Biotechnology)	(a)	10,321	952,009
Bridgebio Pharma, Inc. (Biotechnology)	(a)	5,692	229,786
CareDx, Inc. (Biotechnology)	(a)	4,195	50,340
Catalyst Pharmaceuticals, Inc. (Biotechnology)	(a)	17,361	291,838
Cerevel Therapeutics Holdings, Inc. (Biotechnology)	(a)	2,995	126,988
Cerus Corp. (Health Care Equip. & Supplies)	(a)	42,400	91,584
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	17,805	54,305
Coherus Biosciences, Inc. (Biotechnology)	(a)	29,534	98,348
Collegium Pharmaceutical, Inc. (Pharmaceuticals)	(a)	15,250	469,395
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	33,341	1,082,916
Cytokinetics, Inc. (Biotechnology)	(a)	12,201	1,018,662
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	9,562	154,235
Denali Therapeutics, Inc. (Biotechnology)	(a)	19,493	418,320
Dynavax Technologies Corp. (Biotechnology)	(a)	17,383	243,014
Editas Medicine, Inc. (Biotechnology)	(a)	20,268	205,315
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	3,463	32,587
Ensign Group, Inc. / The (Health Care Providers & Svs.)		11,325	1,270,778
Evolent Health, Inc. Class A (Health Care Technology)	(a)	20,405	673,977
Fate Therapeutics, Inc. (Biotechnology)	(a)	35,418	132,463
FibroGen, Inc. (Biotechnology)	(a)	7,167	6,352
Foghorn Therapeutics, Inc. (Biotechnology)	(a)	8,256	53,251
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	2,764	219,710
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	24,338	658,343
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	6,894	589,506
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	16,039	592,801
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a)	5,031	162,501
Common Stocks (Continued)		Shares	Value
Health Care (continued)
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	11,673	$ 773,920
Heron Therapeutics, Inc. (Biotechnology)	(a)	34,692	58,976
Ideaya Biosciences, Inc. (Biotechnology)	(a)	6,828	242,940
ImmunoGen, Inc. (Biotechnology)	(a)	15,852	470,012
Immunovant, Inc. (Biotechnology)	(a)	2,595	109,327
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	9,589	622,518
Inmode Ltd. (Health Care Equip. & Supplies)	(a)	32,772	728,849
Insmed, Inc. (Biotechnology)	(a)	15,025	465,625
Intellia Therapeutics, Inc. (Biotechnology)	(a)	9,714	296,180
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	7,923	567,445
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	1,936	207,229
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	38,680	442,499
iTeos Therapeutics, Inc. (Biotechnology)	(a)	9,073	99,349
Karyopharm Therapeutics, Inc. (Biotechnology)	(a)	38,594	33,384
Kiniksa Pharmaceuticals Ltd. Class A (Biotechnology)	(a)	17,844	312,984
Krystal Biotech, Inc. (Biotechnology)	(a)	2,344	290,797
Kymera Therapeutics, Inc. (Biotechnology)	(a)	1,184	30,145
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	8,520	528,240
LivaNova PLC (Health Care Equip. & Supplies)	(a)	1,609	83,250
MacroGenics, Inc. (Biotechnology)	(a)	3,552	34,170
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a)	884	204,540
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	746	228,671
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	11,209	851,436
MiNK Therapeutics, Inc. (Biotechnology)	(a)	952	1,023
Mural Oncology PLC (Biotechnology)	(a)	818	4,843
Neurogene, Inc. (Biotechnology)	(a)	450	8,721
Nevro Corp. (Health Care Equip. & Supplies)	(a)	3,665	78,871
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a)	9,360	8,040
Omnicell, Inc. (Health Care Equip. & Supplies)	(a)	8,954	336,939
Option Care Health, Inc. (Health Care Providers & Svs.)	(a)	29,199	983,714
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	4,376	35,883
Pacific Biosciences of California, Inc. (Life Sciences Tools & Svs.)	(a)	41,546	407,566
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	4,474	150,953
PetIQ, Inc. (Health Care Providers & Svs.)	(a)	11,688	230,838
Phreesia, Inc. (Health Care Technology)	(a)	11,187	258,979
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	7,602	465,394
Privia Health Group, Inc. (Health Care Providers & Svs.)	(a)	8,041	185,184
Progyny, Inc. (Health Care Providers & Svs.)	(a)	28,675	1,066,137
Prothena Corp. PLC (Biotechnology)	(a)	4,922	178,865
PTC Therapeutics, Inc. (Biotechnology)	(a)	13,290	366,272
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a)	7,184	70,834
REGENXBIO, Inc. (Biotechnology)	(a)	13,117	235,450
Relay Therapeutics, Inc. (Biotechnology)	(a)	14,951	164,611
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	8,096	71,164
REVOLUTION Medicines, Inc. (Biotechnology)	(a)	11,061	317,230
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	88,669	128,570
Sage Therapeutics, Inc. (Biotechnology)	(a)	6,247	135,373
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	18,515	10,059
Schrodinger, Inc. (Health Care Technology)	(a)	6,039	216,196

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Scilex Holding Co. (Acquired January 06, 2023, Cost $66,789) (Pharmaceuticals)	(a)(b)	6,373	$ 13,001
Seer, Inc. (Life Sciences Tools & Svs.)	(a)	2,905	5,636
Sorrento Therapeutics, Inc. (Biotechnology)	(a)	45,196	5,582
SpringWorks Therapeutics, Inc. (Biotechnology)	(a)	8,531	311,382
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,365	261,072
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	13,978	404,523
Sutro Biopharma, Inc. (Biotechnology)	(a)	13,219	56,710
Syndax Pharmaceuticals, Inc. (Biotechnology)	(a)	18,182	392,913
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,253	89,418
TG Therapeutics, Inc. (Biotechnology)	(a)	13,620	232,630
Travere Therapeutics, Inc. (Biotechnology)	(a)	23,811	214,061
Twist Bioscience Corp. (Biotechnology)	(a)	7,164	264,065
Vaxcyte, Inc. (Biotechnology)	(a)	9,790	614,812
Vericel Corp. (Biotechnology)	(a)	5,321	189,481
Viemed Healthcare, Inc. (Health Care Providers & Svs.)	(a)	11,958	93,870
Xencor, Inc. (Biotechnology)	(a)	9,329	198,055
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	1,298	19,665
Zynex, Inc. (Health Care Equip. & Supplies)	(a)	4,771	51,956
			32,398,739
Industrials–21.6%
Albany International Corp. Class A (Machinery)		4,267	419,105
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		6,593	1,138,545
ASGN, Inc. (Professional Svs.)	(a)	4,144	398,528
Atkore, Inc. (Electrical Equip.)	(a)	9,219	1,475,040
Boise Cascade Co. (Trading Companies & Distributors)		12,436	1,608,721
Comfort Systems U.S.A., Inc. (Construction & Engineering)		6,650	1,367,706
CSG Systems International, Inc. (Professional Svs.)		15,347	816,614
Dycom Industries, Inc. (Construction & Engineering)	(a)	6,153	708,149
EMCOR Group, Inc. (Construction & Engineering)		6,161	1,327,264
Encore Wire Corp. (Electrical Equip.)		2,479	529,514
EnerSys (Electrical Equip.)		10,507	1,060,787
ExlService Holdings, Inc. (Professional Svs.)	(a)	40,120	1,237,702
Exponent, Inc. (Professional Svs.)		3,501	308,228
Fluor Corp. (Construction & Engineering)	(a)	17,638	690,880
Franklin Covey Co. (Professional Svs.)	(a)	19,418	845,266
Franklin Electric Co., Inc. (Machinery)		18,870	1,823,785
Gibraltar Industries, Inc. (Building Products)	(a)	7,741	611,384
Herc Holdings, Inc. (Trading Companies & Distributors)		5,878	875,175
Insperity, Inc. (Professional Svs.)		12,397	1,453,176
JELD-WEN Holding, Inc. (Building Products)	(a)	7,549	142,525
Kforce, Inc. (Professional Svs.)		16,726	1,130,009
Korn Ferry (Professional Svs.)		7,395	438,893
Manitowoc Co., Inc. / The (Machinery)	(a)	2,982	49,770
McGrath RentCorp (Trading Companies & Distributors)		6,214	743,319
Moog, Inc. Class A (Aerospace & Defense)		2,557	370,202
Mueller Industries, Inc. (Machinery)		14,355	676,838
MYR Group, Inc. (Construction & Engineering)	(a)	4,022	581,702
Parsons Corp. (Professional Svs.)	(a)	5,344	335,122
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	67,934
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)		8,396	422,319
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Saia, Inc. (Ground Transportation)	(a)	608	$ 266,438
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	13,269	206,200
Simpson Manufacturing Co., Inc. (Building Products)		4,219	835,278
Sterling Infrastructure, Inc. (Construction & Engineering)	(a)	2,143	188,434
Terex Corp. (Machinery)		23,366	1,342,610
TTEC Holdings, Inc. (Professional Svs.)		6,055	131,212
UFP Industries, Inc. (Building Products)		14,263	1,790,720
Watts Water Technologies, Inc. Class A (Machinery)		3,938	820,443
Werner Enterprises, Inc. (Ground Transportation)		8,697	368,492
Xylem, Inc. (Machinery)		6,800	777,648
			30,381,677
Information Technology–21.4%
8x8, Inc. (Software)	(a)	13,109	49,552
ACI Worldwide, Inc. (Software)	(a)	21,812	667,447
Alarm.com Holdings, Inc. (Software)	(a)	7,198	465,135
Ambarella, Inc. (Semiconductors & Equip.)	(a)	4,857	297,686
Amkor Technology, Inc. (Semiconductors & Equip.)		9,172	305,152
Appfolio, Inc. Class A (Software)	(a)	2,156	373,505
Appian Corp. Class A (Software)	(a)	6,661	250,853
Asana, Inc. Class A (Software)	(a)	9,833	186,925
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	6,833	886,172
Bit Digital, Inc. (Software)	(a)	119,203	504,229
BlackLine, Inc. (Software)	(a)	6,296	393,122
Box, Inc. Class A (Software)	(a)	29,723	761,206
Calix, Inc. (Communications Equip.)	(a)	12,357	539,877
CommVault Systems, Inc. (Software)	(a)	7,940	634,009
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	4,907	180,038
Domo, Inc. Class B (Software)	(a)	2,462	25,334
Envestnet, Inc. (Software)	(a)	4,458	220,760
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	10,415	831,534
Everbridge, Inc. (Software)	(a)	10,820	263,034
Extreme Networks, Inc. (Communications Equip.)	(a)	20,252	357,245
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	3,721	708,218
Fastly, Inc. Class A (IT Svs.)	(a)	17,550	312,390
FormFactor, Inc. (Semiconductors & Equip.)	(a)	7,991	333,305
Hackett Group, Inc. / The (IT Svs.)		6,448	146,821
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a)	12,609	424,041
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,244	751,994
Intapp, Inc. (Software)	(a)	4,993	189,834
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	15,506	1,170,858
Klaviyo, Inc. Class A (Software)	(a)	1,143	31,753
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	6,292	434,085
Marathon Digital Holdings, Inc. (Software)	(a)	17,063	400,810
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	13,361	317,591
MicroStrategy, Inc. Class A (Software)	(a)	1,143	721,942
Model N, Inc. (Software)	(a)	7,846	211,293
NETGEAR, Inc. (Communications Equip.)	(a)	7,988	116,465
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6,598	851,472
PagerDuty, Inc. (Software)	(a)	22,096	511,522
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		12,511	840,864
Power Integrations, Inc. (Semiconductors & Equip.)		14,598	1,198,642
PROS Holdings, Inc. (Software)	(a)	9,570	371,220
Q2 Holdings, Inc. (Software)	(a)	24,706	1,072,487
Qualys, Inc. (Software)	(a)	4,565	896,018
Rambus, Inc. (Semiconductors & Equip.)	(a)	4,125	281,531

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Rapid7, Inc. (Software)	(a)	13,292	$ 758,973
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	20,945	1,075,945
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,755	893,484
Sprout Social, Inc. Class A (Software)	(a)	10,328	634,552
SPS Commerce, Inc. (Software)	(a)	3,962	767,994
Super Micro Computer, Inc. (Tech. Hardware, Storage & Periph.)	(a)	5,351	1,521,075
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4,946	564,240
Tenable Holdings, Inc. (Software)	(a)	19,065	878,134
Varonis Systems, Inc. (Software)	(a)	26,645	1,206,486
Workiva, Inc. (Software)	(a)	9,661	980,881
Yext, Inc. (Software)	(a)	54,759	322,531
			30,092,266
Materials–2.9%
Cabot Corp. (Chemicals)		11,035	921,422
Commercial Metals Co. (Metals & Mining)		6,995	350,030
Constellium SE (Metals & Mining)	(a)	29,284	584,509
H.B. Fuller Co. (Chemicals)		8,160	664,306
Ingevity Corp. (Chemicals)	(a)	4,255	200,921
Livent Corp. (Chemicals)	(a)	26,047	468,325
Novagold Resources, Inc. (Metals & Mining)	(a)	65,935	246,597
Quaker Chemical Corp. (Chemicals)		1,818	387,998
Schnitzer Steel Industries, Inc. Class A (Metals & Mining)		7,765	234,192
			4,058,300
Real Estate–1.6%
Braemar Hotels & Resorts, Inc. (Hotel & Resort REITs)		51,306	128,265
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
COPT Defense Properties (Office REITs)		24,692	$ 632,856
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)		10,682	466,590
NexPoint Residential Trust, Inc. (Residential REITs)		18,311	630,448
Outfront Media, Inc. (Specialized REITs)		20,772	289,977
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	4,977	51,362
			2,199,498
Utilities–0.2%
Clearway Energy, Inc. Class C (Ind. Power & Renewable Elec.)		12,471	342,080
Total Common Stocks (Cost $140,515,520)			$140,225,420

Rights –0.0%		Quantity	Value
Health Care–0.0%
Flexion Therapeutics, Inc. CVR (Biotechnology)		6,185	$ 3,835
Prevail Therapeutics, Inc. CVR (Biotechnology)		2,231	1,115
Total Rights (Cost $4,950)			$ 4,950
Total Investments – 99.6% (Cost $140,520,470)	(c)		$140,230,370
Other Assets in Excess of Liabilities – 0.4%	(d)		529,807
Net Assets – 100.0%			$140,760,177

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CVR:	Contingent Value Right
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Represents a security deemed to be restricted. At December 31, 2023, the value of restricted securities in the Portfolio totaled $13,001, or 0.0% of the Portfolio’s net assets.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $104,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	16	March 15, 2024	$1,631,593	$1,638,160	$6,567	$(3,444)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P MidCap 400® Index Portfolio (Unaudited)
Objective/Strategy
The AVIP S&P MidCap 400® Index Portfolio (formerly ON S&P MidCap 400® Index Portfolio) seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities included in the S& P MidCap 400® Index.
Performance as of December 31, 2023
Average Annual returns
One year	15.50%
Five years	12.07%
Ten years	7.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.42% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 15.50% versus 16.44% for its benchmark, the S&P MidCap 400® Index.
Q.  What affected the Portfolio’s performance?
A.  The Portfolio seeks to track the underlying return of the S&P MidCap 400® Index.  There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return.  Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark.  Industrials, Consumer Discretionary and Information Technology were the top contributing sectors for the year, while Utilities, Communication Services and Health Care were the largest detractors.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance.  Benchmark constituents that contributed the most to Portfolio and benchmark returns for the year were Builders FirstSource, Inc., Super Micro Computer, Inc., and Jabil, Inc., while First Horizon Corp., Wolfspeed, Inc., and Medical Properties Trust, Inc. were the largest detractors. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Prior to December 19, 2016, the Portfolio was known as the Target VIP Portfolio.  The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The AVIP S&P MidCap 400® Index Portfolio of AuguStarSM Variable Insurance Products Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P MidCap 400® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	99.3
U.S. Treasury Obligations	0.0
Other Net Assets	0.7
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Deckers Outdoor Corp.	0.7
2.	Reliance Steel & Aluminum Co.	0.6
3.	Carlisle Cos., Inc.	0.6
4.	GoDaddy, Inc. Class A	0.6
5.	Graco, Inc.	0.6
6.	Watsco, Inc.	0.6
7.	RPM International, Inc.	0.6
8.	Lennox International, Inc.	0.6
9.	W.P. Carey, Inc.	0.5
10.	Manhattan Associates, Inc.	0.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	21.1
Financials	16.0
Consumer Discretionary	15.7
Information Technology	9.6
Real Estate	8.0
Health Care	7.8
Materials	7.1
Energy	5.0
Consumer Staples	4.1
Utilities	3.2
Communication Services	1.7
99.3

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P MidCap 400® Index Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–99.3%		Shares	Value
Communication Services–1.7%
Cable One, Inc. (Media)		974	$ 542,119
Frontier Communications Parent, Inc. (Diversified Telecom. Svs.)	(a)	47,362	1,200,153
Iridium Communications, Inc. (Diversified Telecom. Svs.)		26,520	1,091,563
New York Times Co. / The Class A (Media)		35,037	1,716,463
Nexstar Media Group, Inc. (Media)		6,902	1,081,888
TEGNA, Inc. (Media)		42,177	645,308
TKO Group Holdings, Inc. (Entertainment)		12,848	1,048,140
Ziff Davis, Inc. (Interactive Media & Svs.)	(a)	9,847	661,620
ZoomInfo Technologies, Inc. (Interactive Media & Svs.)	(a)	63,433	1,172,876
			9,160,130
Consumer Discretionary–15.7%
Adient PLC (Automobile Components)	(a)	20,055	729,200
Aramark (Hotels, Restaurants & Leisure)		55,899	1,570,762
Autoliv, Inc. (Automobile Components)		16,037	1,767,117
AutoNation, Inc. (Specialty Retail)	(a)	5,554	834,100
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		14,878	931,512
Brunswick Corp. (Leisure Products)		14,735	1,425,611
Burlington Stores, Inc. (Specialty Retail)	(a)	13,894	2,702,105
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	24,886	1,250,273
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		7,885	590,508
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5,332	604,116
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		14,535	1,961,208
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		7,385	587,403
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	12,969	1,211,434
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	5,510	3,683,049
Dick's Sporting Goods, Inc. (Specialty Retail)		13,159	1,933,715
Five Below, Inc. (Specialty Retail)	(a)	11,924	2,541,720
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	22,820	2,545,799
Fox Factory Holding Corp. (Automobile Components)	(a)	9,075	612,381
GameStop Corp. Class A (Specialty Retail)	(a)	57,518	1,008,291
Gap, Inc. / The (Specialty Retail)		45,937	960,543
Gentex Corp. (Automobile Components)		49,946	1,631,236
Goodyear Tire & Rubber Co. / The (Automobile Components)	(a)	60,716	869,453
Graham Holdings Co. Class B (Diversified Consumer Svs.)		767	534,231
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	6,329	835,681
H&R Block, Inc. (Diversified Consumer Svs.)		30,820	1,490,763
Harley-Davidson, Inc. (Automobiles)		27,138	999,764
Helen of Troy Ltd. (Household Durables)	(a)	5,084	614,198
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	15,261	613,187
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)		9,469	1,234,852
KB Home (Household Durables)		16,394	1,023,969
Lear Corp. (Automobile Components)		12,475	1,761,595
Leggett & Platt, Inc. (Household Durables)		28,548	747,101
Light & Wonder, Inc. (Hotels, Restaurants & Leisure)	(a)	19,282	1,583,245
Lithia Motors, Inc. (Specialty Retail)		5,893	1,940,447
Macy's, Inc. (Broadline Retail)		58,593	1,178,891
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		7,073	600,427
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Mattel, Inc. (Leisure Products)	(a)	75,638	$ 1,428,045
Murphy U.S.A., Inc. (Specialty Retail)		4,146	1,478,298
Nordstrom, Inc. (Broadline Retail)		20,772	383,243
Ollie's Bargain Outlet Holdings, Inc. (Broadline Retail)	(a)	13,213	1,002,735
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	32,496	845,546
Penske Automotive Group, Inc. (Specialty Retail)		4,174	669,969
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	18,295	1,335,535
Polaris, Inc. (Leisure Products)		11,367	1,077,251
PVH Corp. (Textiles, Apparel & Luxury Goods)		12,939	1,580,111
RH (Specialty Retail)	(a)	3,310	964,799
Service Corp. International (Diversified Consumer Svs.)		31,637	2,165,553
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	28,607	1,783,360
Taylor Morrison Home Corp. (Household Durables)	(a)	23,008	1,227,477
Tempur Sealy International, Inc. (Household Durables)		36,889	1,880,232
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		14,300	1,747,889
Thor Industries, Inc. (Automobiles)		11,408	1,348,996
Toll Brothers, Inc. (Household Durables)		23,014	2,365,609
TopBuild Corp. (Household Durables)	(a)	6,804	2,546,465
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		15,507	606,169
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	40,471	355,740
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	41,368	345,423
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		8,156	1,741,061
Valvoline, Inc. (Specialty Retail)	(a)	29,692	1,115,825
Visteon Corp. (Automobile Components)	(a)	5,955	743,779
Wendy's Co. / The (Hotels, Restaurants & Leisure)		35,775	696,897
Williams-Sonoma, Inc. (Specialty Retail)		13,735	2,771,448
Wingstop, Inc. (Hotels, Restaurants & Leisure)		6,299	1,616,197
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		17,765	1,428,484
YETI Holdings, Inc. (Leisure Products)	(a)	18,598	963,004
			85,325,027
Consumer Staples–4.1%
BellRing Brands, Inc. (Personal Care Products)	(a)	28,146	1,560,133
BJ's Wholesale Club Holdings, Inc. (Consumer Staples Distribution & Retail)	(a)	28,636	1,908,876
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	2,015	696,364
Casey's General Stores, Inc. (Consumer Staples Distribution & Retail)		7,980	2,192,425
Celsius Holdings, Inc. (Beverages)	(a)	31,749	1,730,955
Coca-Cola Consolidated, Inc. (Beverages)		1,004	932,114
Coty, Inc. Class A (Personal Care Products)	(a)	80,192	995,985
Darling Ingredients, Inc. (Food Products)	(a)	34,161	1,702,584
Flowers Foods, Inc. (Food Products)		41,138	926,016
Grocery Outlet Holding Corp. (Consumer Staples Distribution & Retail)	(a)	21,256	573,062
Ingredion, Inc. (Food Products)		13,960	1,515,079
Lancaster Colony Corp. (Food Products)		4,360	725,460
Performance Food Group Co. (Consumer Staples Distribution & Retail)	(a)	33,319	2,304,009
Pilgrim's Pride Corp. (Food Products)	(a)	8,620	238,429

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Post Holdings, Inc. (Food Products)	(a)	10,880	$ 958,093
Sprouts Farmers Market, Inc. (Consumer Staples Distribution & Retail)	(a)	21,747	1,046,248
U.S. Foods Holding Corp. (Consumer Staples Distribution & Retail)	(a)	48,433	2,199,342
			22,205,174
Energy–5.0%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		72,932	913,838
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	60,494	1,372,004
ChampionX Corp. (Energy Equip. & Svs.)		41,712	1,218,408
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		23,856	1,835,481
Chord Energy Corp. (Oil, Gas & Consumable Fuels)		8,839	1,469,307
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)		18,273	1,249,508
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	34,015	680,300
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)		20,750	1,137,100
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		92,774	944,439
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)		33,523	1,862,873
Matador Resources Co. (Oil, Gas & Consumable Fuels)		23,725	1,349,003
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		31,423	1,340,505
NOV, Inc. (Energy Equip. & Svs.)		84,351	1,710,638
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		54,346	2,386,876
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		23,288	1,023,740
Permian Resources Corp. (Oil, Gas & Consumable Fuels)		89,010	1,210,536
Range Resources Corp. (Oil, Gas & Consumable Fuels)		51,671	1,572,865
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	235,856	1,544,857
Valaris Ltd. (Energy Equip. & Svs.)	(a)	13,424	920,484
Weatherford International PLC (Energy Equip. & Svs.)	(a)	15,443	1,510,789
			27,253,551
Financials–16.0%
Affiliated Managers Group, Inc. (Capital Markets)		7,239	1,096,129
Ally Financial, Inc. (Consumer Finance)		58,129	2,029,865
American Financial Group, Inc. (Insurance)		13,993	1,663,628
Annaly Capital Management, Inc. (Mortgage REIT)		107,084	2,074,217
Associated Banc-Corp (Banks)		31,822	680,673
Bank OZK (Banks)		22,530	1,122,670
Brighthouse Financial, Inc. (Insurance)	(a)	13,748	727,544
Cadence Bank (Banks)		39,114	1,157,383
Carlyle Group, Inc. / The (Capital Markets)		46,354	1,886,144
CNO Financial Group, Inc. (Insurance)		24,019	670,130
Columbia Banking System, Inc. (Banks)		44,662	1,191,582
Commerce Bancshares, Inc. (Banks)		25,430	1,358,216
Cullen / Frost Bankers, Inc. (Banks)		13,714	1,487,832
East West Bancorp, Inc. (Banks)		30,177	2,171,235
Equitable Holdings, Inc. (Financial Services)		68,131	2,268,762
Erie Indemnity Co. Class A (Insurance)		5,341	1,788,808
Essent Group Ltd. (Financial Services)		22,860	1,205,636
Euronet Worldwide, Inc. (Financial Services)	(a)	9,382	952,179
Evercore, Inc. Class A (Capital Markets)		7,422	1,269,533
Federated Hermes, Inc. (Capital Markets)		18,468	625,326
Common Stocks (Continued)		Shares	Value
Financials (continued)
Fidelity National Financial, Inc. (Insurance)		55,363	$ 2,824,620
First American Financial Corp. (Insurance)		22,094	1,423,737
First Financial Bankshares, Inc. (Banks)		27,502	833,311
First Horizon Corp. (Banks)		119,649	1,694,230
FirstCash Holdings, Inc. (Consumer Finance)		7,920	858,449
FNB Corp. (Banks)		76,836	1,058,032
Glacier Bancorp, Inc. (Banks)		23,742	981,019
Hancock Whitney Corp. (Banks)		18,447	896,340
Hanover Insurance Group, Inc. / The (Insurance)		7,658	929,834
Home BancShares, Inc. (Banks)		40,181	1,017,785
Houlihan Lokey, Inc. (Capital Markets)		11,052	1,325,245
Interactive Brokers Group, Inc. Class A (Capital Markets)		22,915	1,899,654
International Bancshares Corp. (Banks)		11,428	620,769
Janus Henderson Group PLC (Capital Markets)		28,378	855,597
Jefferies Financial Group, Inc. (Capital Markets)		36,047	1,456,659
Kemper Corp. (Insurance)		12,900	627,843
Kinsale Capital Group, Inc. (Insurance)		4,714	1,578,766
MGIC Investment Corp. (Financial Services)		59,381	1,145,459
Morningstar, Inc. (Capital Markets)		5,577	1,596,360
New York Community Bancorp, Inc. (Banks)		154,706	1,582,642
Old National Bancorp (Banks)		62,659	1,058,311
Old Republic International Corp. (Insurance)		55,835	1,641,549
Pinnacle Financial Partners, Inc. (Banks)		16,440	1,433,897
Primerica, Inc. (Insurance)		7,502	1,543,612
Prosperity Bancshares, Inc. (Banks)		20,067	1,359,138
Reinsurance Group of America, Inc. (Insurance)		14,112	2,283,039
RenaissanceRe Holdings Ltd. (Insurance)		11,241	2,203,236
RLI Corp. (Insurance)		8,597	1,144,433
SEI Investments Co. (Capital Markets)		21,414	1,360,860
Selective Insurance Group, Inc. (Insurance)		12,974	1,290,654
SLM Corp. (Consumer Finance)		48,451	926,383
SouthState Corp. (Banks)		16,288	1,375,522
Starwood Property Trust, Inc. (Mortgage REIT)		63,717	1,339,331
Stifel Financial Corp. (Capital Markets)		21,840	1,510,236
Synovus Financial Corp. (Banks)		31,315	1,179,010
Texas Capital Bancshares, Inc. (Banks)	(a)	10,282	664,526
UMB Financial Corp. (Banks)		9,353	781,443
United Bankshares, Inc. (Banks)		28,893	1,084,932
Unum Group (Insurance)		39,259	1,775,292
Valley National Bancorp (Banks)		91,317	991,703
Voya Financial, Inc. (Financial Services)		22,370	1,632,115
Webster Financial Corp. (Banks)		36,838	1,869,897
Western Union Co. / The (Financial Services)		78,020	929,998
WEX, Inc. (Financial Services)	(a)	9,151	1,780,327
Wintrust Financial Corp. (Banks)		13,112	1,216,138
			87,009,425
Health Care–7.8%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	19,746	1,535,449
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	6,988	664,279
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	22,953	702,362
Azenta, Inc. (Life Sciences Tools & Svs.)	(a)	12,881	839,068
Bruker Corp. (Life Sciences Tools & Svs.)		19,857	1,459,092
Chemed Corp. (Health Care Providers & Svs.)		3,225	1,885,819
Doximity, Inc. Class A (Health Care Technology)	(a)	25,302	709,468
Encompass Health Corp. (Health Care Providers & Svs.)		21,462	1,431,945
Enovis Corp. (Health Care Equip. & Supplies)	(a)	10,638	595,941
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	36,702	883,050
Exelixis, Inc. (Biotechnology)	(a)	66,589	1,597,470

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	24,703	$ 1,316,423
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	10,865	929,066
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	28,286	1,045,451
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	18,335	1,215,610
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	10,959	711,458
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	14,564	634,262
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	13,481	1,658,163
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	14,666	909,292
LivaNova PLC (Health Care Equip. & Supplies)	(a)	11,538	596,976
Masimo Corp. (Health Care Equip. & Supplies)	(a)	9,504	1,113,964
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	4,993	1,530,504
Neogen Corp. (Health Care Equip. & Supplies)	(a)	42,150	847,637
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	21,039	2,772,099
Option Care Health, Inc. (Health Care Providers & Svs.)	(a)	37,929	1,277,828
Patterson Cos., Inc. (Health Care Providers & Svs.)		18,222	518,416
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	8,265	2,078,978
Perrigo Co. PLC (Pharmaceuticals)		29,016	933,735
Progyny, Inc. (Health Care Providers & Svs.)	(a)	17,854	663,812
QuidelOrtho Corp. (Health Care Equip. & Supplies)	(a)	10,588	780,336
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	42,164	445,673
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	11,118	1,999,016
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	7,901	1,505,615
Sotera Health Co. (Life Sciences Tools & Svs.)	(a)	21,181	356,900
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	21,745	1,643,270
United Therapeutics Corp. (Biotechnology)	(a)	10,050	2,209,894
			41,998,321
Industrials–21.1%
Acuity Brands, Inc. (Electrical Equip.)		6,627	1,357,408
Advanced Drainage Systems, Inc. (Building Products)		14,680	2,064,595
AECOM (Construction & Engineering)		29,706	2,745,726
AGCO Corp. (Machinery)		13,308	1,615,724
ASGN, Inc. (Professional Svs.)	(a)	10,107	971,990
Avis Budget Group, Inc. (Ground Transportation)		3,956	701,241
Brink's Co. / The (Commercial Svs. & Supplies)		9,647	848,454
BWX Technologies, Inc. (Aerospace & Defense)		19,586	1,502,834
CACI International, Inc. Class A (Professional Svs.)	(a)	4,770	1,544,812
Carlisle Cos., Inc. (Building Products)		10,424	3,256,770
Chart Industries, Inc. (Machinery)	(a)	8,991	1,225,743
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	10,784	1,881,916
Comfort Systems U.S.A., Inc. (Construction & Engineering)		7,648	1,572,964
Concentrix Corp. (Professional Svs.)		10,125	994,376
Core & Main, Inc. Class A (Trading Companies & Distributors)	(a)	29,266	1,182,639
Crane Co. (Machinery)		10,460	1,235,744
Curtiss-Wright Corp. (Aerospace & Defense)		8,189	1,824,427
Donaldson Co., Inc. (Machinery)		25,842	1,688,775
EMCOR Group, Inc. (Construction & Engineering)		10,073	2,170,026
EnerSys (Electrical Equip.)		8,651	873,405
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Esab Corp. (Machinery)		12,131	$ 1,050,787
ExlService Holdings, Inc. (Professional Svs.)	(a)	35,315	1,089,468
Exponent, Inc. (Professional Svs.)		10,840	954,354
Flowserve Corp. (Machinery)		28,096	1,158,117
Fluor Corp. (Construction & Engineering)	(a)	36,482	1,429,000
Fortune Brands Innovations, Inc. (Building Products)		27,001	2,055,856
FTI Consulting, Inc. (Professional Svs.)	(a)	7,604	1,514,337
GATX Corp. (Trading Companies & Distributors)		7,602	913,912
Genpact Ltd. (Professional Svs.)		35,738	1,240,466
Graco, Inc. (Machinery)		36,143	3,135,767
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	25,472	1,557,868
Hertz Global Holdings, Inc. (Ground Transportation)	(a)	28,342	294,473
Hexcel Corp. (Aerospace & Defense)		18,011	1,328,311
Insperity, Inc. (Professional Svs.)		7,584	888,997
ITT, Inc. (Machinery)		17,580	2,097,646
KBR, Inc. (Professional Svs.)		28,908	1,601,792
Kirby Corp. (Marine Transportation)	(a)	12,655	993,164
Knight-Swift Transportation Holdings, Inc. (Ground Transportation)		34,538	1,991,116
Landstar System, Inc. (Ground Transportation)		7,697	1,490,524
Lennox International, Inc. (Building Products)		6,849	3,065,065
Lincoln Electric Holdings, Inc. (Machinery)		12,248	2,663,450
ManpowerGroup, Inc. (Professional Svs.)		10,451	830,541
MasTec, Inc. (Construction & Engineering)	(a)	12,943	980,044
Maximus, Inc. (Professional Svs.)		13,016	1,091,522
MDU Resources Group, Inc. (Construction & Engineering)		43,605	863,379
Middleby Corp. / The (Machinery)	(a)	11,478	1,689,217
MSA Safety, Inc. (Commercial Svs. & Supplies)		7,913	1,335,952
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		9,928	1,005,309
nVent Electric PLC (Electrical Equip.)		35,527	2,099,290
Oshkosh Corp. (Machinery)		14,007	1,518,499
Owens Corning (Building Products)		19,031	2,820,965
Paylocity Holding Corp. (Professional Svs.)	(a)	9,262	1,526,841
RBC Bearings, Inc. (Machinery)	(a)	6,228	1,774,295
Regal Rexnord Corp. (Electrical Equip.)		14,207	2,102,920
Ryder System, Inc. (Ground Transportation)		9,491	1,092,034
Saia, Inc. (Ground Transportation)	(a)	5,685	2,491,281
Science Applications International Corp. (Professional Svs.)		11,335	1,409,167
Sensata Technologies Holding PLC (Electrical Equip.)		32,410	1,217,644
Simpson Manufacturing Co., Inc. (Building Products)		9,138	1,809,141
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	19,812	981,883
Sunrun, Inc. (Electrical Equip.)	(a)	46,505	912,893
Terex Corp. (Machinery)		14,411	828,056
Tetra Tech, Inc. (Commercial Svs. & Supplies)		11,402	1,903,336
Timken Co. / The (Machinery)		13,898	1,113,925
Toro Co. / The (Machinery)		22,236	2,134,434
Trex Co., Inc. (Building Products)	(a)	23,253	1,925,116
UFP Industries, Inc. (Building Products)		13,236	1,661,780
Valmont Industries, Inc. (Construction & Engineering)		4,473	1,044,490
Watsco, Inc. (Trading Companies & Distributors)		7,252	3,107,264
Watts Water Technologies, Inc. Class A (Machinery)		5,860	1,220,872
Werner Enterprises, Inc. (Ground Transportation)		13,575	575,173
WESCO International, Inc. (Trading Companies & Distributors)		9,406	1,635,515

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Woodward, Inc. (Aerospace & Defense)		12,937	$ 1,761,114
XPO, Inc. (Ground Transportation)	(a)	24,833	2,175,123
			114,413,054
Information Technology–9.6%
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	15,249	461,587
Amkor Technology, Inc. (Semiconductors & Equip.)		22,103	735,367
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,597	1,417,733
Aspen Technology, Inc. (Software)	(a)	6,001	1,321,120
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		19,375	976,500
Belden, Inc. (Electronic Equip., Instr. & Comp.)		8,925	689,456
Blackbaud, Inc. (Software)	(a)	9,225	799,808
Calix, Inc. (Communications Equip.)	(a)	12,553	548,441
Ciena Corp. (Communications Equip.)	(a)	31,657	1,424,882
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	11,541	960,096
Cognex Corp. (Electronic Equip., Instr. & Comp.)		36,861	1,538,578
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(a)	28,220	1,228,417
CommVault Systems, Inc. (Software)	(a)	9,377	748,753
Crane NXT Co. (Electronic Equip., Instr. & Comp.)		10,338	587,922
Dolby Laboratories, Inc. Class A (Software)		12,752	1,098,967
Dropbox, Inc. Class A (Software)	(a)	54,856	1,617,155
Dynatrace, Inc. (Software)	(a)	51,061	2,792,526
GoDaddy, Inc. Class A (IT Svs.)	(a)	30,155	3,201,255
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	6,330	687,058
Kyndryl Holdings, Inc. (IT Svs.)	(a)	49,135	1,021,025
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	29,556	2,039,068
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		5,330	1,426,095
Lumentum Holdings, Inc. (Communications Equip.)	(a)	14,347	752,070
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	11,588	1,077,105
Manhattan Associates, Inc. (Software)	(a)	13,183	2,838,564
MKS Instruments, Inc. (Semiconductors & Equip.)		13,461	1,384,733
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,668	1,291,368
Onto Innovation, Inc. (Semiconductors & Equip.)	(a)	10,510	1,606,979
Power Integrations, Inc. (Semiconductors & Equip.)		12,175	999,689
Qualys, Inc. (Software)	(a)	7,877	1,546,098
Rambus, Inc. (Semiconductors & Equip.)	(a)	23,021	1,571,183
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,805	900,097
Super Micro Computer, Inc. (Tech. Hardware, Storage & Periph.)	(a)	9,932	2,823,270
Synaptics, Inc. (Semiconductors & Equip.)	(a)	8,394	957,588
TD SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		10,983	1,181,881
Teradata Corp. (Software)	(a)	20,942	911,186
Universal Display Corp. (Semiconductors & Equip.)		9,329	1,784,265
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		27,032	647,957
Vontier Corp. (Electronic Equip., Instr. & Comp.)		33,046	1,141,739
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	26,836	1,167,634
			51,905,215
Materials–7.1%
Alcoa Corp. (Metals & Mining)		38,216	1,299,344
Common Stocks (Continued)		Shares	Value
Materials (continued)
AptarGroup, Inc. (Containers & Packaging)		14,086	$ 1,741,311
Ashland, Inc. (Chemicals)		10,972	925,049
Avient Corp. (Chemicals)		19,520	811,446
Axalta Coating Systems Ltd. (Chemicals)	(a)	47,126	1,600,870
Berry Global Group, Inc. (Containers & Packaging)		25,289	1,704,226
Cabot Corp. (Chemicals)		11,829	987,722
Chemours Co. / The (Chemicals)		31,785	1,002,499
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	108,106	2,207,525
Commercial Metals Co. (Metals & Mining)		25,033	1,252,651
Crown Holdings, Inc. (Containers & Packaging)		25,834	2,379,053
Eagle Materials, Inc. (Construction Materials)		7,470	1,515,215
Graphic Packaging Holding Co. (Containers & Packaging)		65,535	1,615,438
Greif, Inc. Class A (Containers & Packaging)		5,455	357,793
Knife River Corp. (Construction Materials)	(a)	12,112	801,572
Livent Corp. (Chemicals)	(a)	38,485	691,960
Louisiana-Pacific Corp. (Paper & Forest Products)		13,742	973,346
MP Materials Corp. (Metals & Mining)	(a)	30,841	612,194
NewMarket Corp. (Chemicals)		1,478	806,737
Olin Corp. (Chemicals)		26,242	1,415,756
Reliance Steel & Aluminum Co. (Metals & Mining)		12,306	3,441,742
Royal Gold, Inc. (Metals & Mining)		14,067	1,701,544
RPM International, Inc. (Chemicals)		27,586	3,079,425
Scotts Miracle-Gro Co. / The (Chemicals)		8,898	567,248
Silgan Holdings, Inc. (Containers & Packaging)		17,331	784,228
Sonoco Products Co. (Containers & Packaging)		20,975	1,171,873
United States Steel Corp. (Metals & Mining)		47,759	2,323,475
Westlake Corp. (Chemicals)		6,860	960,126
			38,731,368
Real Estate–8.0%
Agree Realty Corp. (Retail REITs)		21,524	1,354,936
Apartment Income REIT Corp. (Residential REITs)		31,476	1,093,161
Brixmor Property Group, Inc. (Retail REITs)		64,367	1,497,820
COPT Defense Properties (Office REITs)		24,099	617,657
Cousins Properties, Inc. (Office REITs)		32,499	791,351
CubeSmart (Specialized REITs)		48,149	2,231,706
EastGroup Properties, Inc. (Industrial REITs)		9,921	1,820,900
EPR Properties (Specialized REITs)		16,130	781,499
Equity LifeStyle Properties, Inc. (Residential REITs)		39,912	2,815,393
First Industrial Realty Trust, Inc. (Industrial REITs)		28,324	1,491,825
Gaming & Leisure Properties, Inc. (Specialized REITs)		57,176	2,821,636
Healthcare Realty Trust, Inc. (Health Care REITs)		81,556	1,405,210
Independence Realty Trust, Inc. (Residential REITs)		48,117	736,190
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	10,187	1,924,019
Kilroy Realty Corp. (Office REITs)		22,845	910,145
Kite Realty Group Trust (Retail REITs)		46,977	1,073,894
Lamar Advertising Co. Class A (Specialized REITs)		18,753	1,993,069
Medical Properties Trust, Inc. (Health Care REITs)		128,264	629,776
National Storage Affiliates Trust (Specialized REITs)		16,545	686,121
NNN REIT, Inc. (Retail REITs)		39,066	1,683,745
Omega Healthcare Investors, Inc. (Health Care REITs)		52,460	1,608,424
Park Hotels & Resorts, Inc. (Hotel & Resort REITs)		44,964	687,949

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
Physicians Realty Trust (Health Care REITs)	51,067	$ 679,702
PotlatchDeltic Corp. (Specialized REITs)	16,994	834,405
Rayonier, Inc. (Specialized REITs)	29,214	976,040
Rexford Industrial Realty, Inc. (Industrial REITs)	45,202	2,535,832
Sabra Health Care REIT, Inc. (Health Care REITs)	49,511	706,522
Spirit Realty Capital, Inc. (Retail REITs)	30,263	1,322,190
STAG Industrial, Inc. (Industrial REITs)	38,880	1,526,429
Vornado Realty Trust (Office REITs)	34,233	967,082
W.P. Carey, Inc. (Diversified REITs)	46,824	3,034,663
		43,239,291
Utilities–3.2%
ALLETE, Inc. (Electric Utilities)	12,308	752,757
Black Hills Corp. (Multi-Utilities)	14,559	785,458
Essential Utilities, Inc. (Water Utilities)	53,814	2,009,953
IDACORP, Inc. (Electric Utilities)	10,838	1,065,592
National Fuel Gas Co. (Gas Utilities)	19,661	986,392
New Jersey Resources Corp. (Gas Utilities)	20,891	931,321
Northwestern Energy Group, Inc. (Multi-Utilities)	13,114	667,372
Common Stocks (Continued)	Shares	Value
Utilities (continued)
OGE Energy Corp. (Electric Utilities)	42,887	$ 1,498,043
ONE Gas, Inc. (Gas Utilities)	11,874	756,611
Ormat Technologies, Inc. (Ind. Power & Renewable Elec.)	11,502	871,737
PNM Resources, Inc. (Electric Utilities)	18,380	764,608
Portland General Electric Co. (Electric Utilities)	21,654	938,484
Southwest Gas Holdings, Inc. (Gas Utilities)	12,864	814,934
Spire, Inc. (Gas Utilities)	11,264	702,198
UGI Corp. (Gas Utilities)	44,856	1,103,458
Vistra Corp. (Ind. Power & Renewable Elec.)	71,969	2,772,246
		17,421,164
Total Common Stocks (Cost $462,626,226)		$538,661,720

U.S. Treasury Obligations–0.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	02/22/2024	$100,000	$ 99,256
Total U.S. Treasury Obligations (Cost $99,235)					$ 99,256
Total Investments – 99.3% (Cost $462,725,461)				(c)	$538,760,976
Other Assets in Excess of Liabilities – 0.7%				(b)	3,691,515
Net Assets – 100.0%					$542,452,491

Percentages are stated as a percent of net assets.

Abbreviations:
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Security is fully pledged, in addition to $218,843 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	18	March 15, 2024	$5,104,055	$5,057,100	$(46,955)	$(55,902)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Growth Portfolio (Unaudited)
Objective/Strategy
The  AVIP BlackRock Advantage Large Cap Growth Portfolio (formerly ON BlackRock Advantage Large Cap Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.
Performance as of December 31, 2023
Average Annual returns
One year	40.78%
Five years	17.45%
Ten years	12.15%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.75% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.    For the year ended December 31, 2023, the Portfolio returned 40.78% versus 42.68% for its benchmark, the Russell 1000® Growth Index.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio underperformed for the year due to security selection decisions. Despite outperformance in the fourth quarter, weakness throughout the remainder of the period led to the negative result.  Specifically, macro-thematic insights evaluating things like the impact of rising rates as well as supplier linkages and product inventory availability struggled.
Selection within Health Care, Consumer Discretionary and Consumer Staples were key detractors to relative performance for the year.  However, an underweight to Energy, followed by selection within Communication Services and an underweight to Consumer Staples, offset some of the underperformance.  From a security perspective, top contributors to relative performance for the year were NVIDIA Corp., The Coca-Cola Co., and AbbVie, Inc., while top detractors were Broadcom, Inc., The Hershey Co., and Agilent Technologies, Inc. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	98.5
Other Net Assets	1.5
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	12.9
2.	Apple, Inc.	11.6
3.	NVIDIA Corp.	4.9
4.	Amazon.com, Inc.	4.8
5.	Meta Platforms, Inc. Class A	4.5
6.	Alphabet, Inc. Class C	2.9
7.	Mastercard, Inc. Class A	2.7
8.	Tesla, Inc.	2.4
9.	Adobe, Inc.	2.2
10.	Eli Lilly & Co.	2.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	43.5
Consumer Discretionary	16.1
Communication Services	11.2
Health Care	11.0
Financials	6.7
Industrials	5.1
Consumer Staples	3.6
Real Estate	0.7
Materials	0.6
98.5

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Growth Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–98.5%		Shares	Value
Communication Services–11.2%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	70,947	$ 9,910,586
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	96,407	13,586,638
Electronic Arts, Inc. (Entertainment)		16,815	2,300,460
Fox Corp. Class A (Media)		73,960	2,194,393
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	59,987	21,232,999
Netflix, Inc. (Entertainment)	(a)	5,562	2,708,027
Spotify Technology SA (Entertainment)	(a)	5,366	1,008,325
			52,941,428
Consumer Discretionary–16.1%
Amazon.com, Inc. (Broadline Retail)	(a)	151,462	23,013,136
AutoNation, Inc. (Specialty Retail)	(a)	13,471	2,023,075
Best Buy Co., Inc. (Specialty Retail)		27,503	2,152,935
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	1,714	6,079,935
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		28,545	1,787,202
D.R. Horton, Inc. (Household Durables)		4,334	658,681
eBay, Inc. (Broadline Retail)		27,785	1,211,982
General Motors Co. (Automobiles)		58,512	2,101,751
Home Depot, Inc. / The (Specialty Retail)		18,324	6,350,182
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	5,482	2,802,892
McDonald's Corp. (Hotels, Restaurants & Leisure)		6,868	2,036,431
MercadoLibre, Inc. (Broadline Retail)	(a)	545	856,489
PulteGroup, Inc. (Household Durables)		7,771	802,123
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	12,280	765,535
Starbucks Corp. (Hotels, Restaurants & Leisure)		30,117	2,891,533
Tesla, Inc. (Automobiles)	(a)	45,712	11,358,518
TJX Cos., Inc. / The (Specialty Retail)		73,643	6,908,450
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		26,539	1,037,409
Wayfair, Inc. Class A (Specialty Retail)	(a)	29,044	1,792,015
			76,630,274
Consumer Staples–3.6%
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)		1,161	766,353
Hershey Co. / The (Food Products)		19,183	3,576,479
Kimberly-Clark Corp. (Household Products)		22,721	2,760,829
PepsiCo, Inc. (Beverages)		39,066	6,634,969
Walmart, Inc. (Consumer Staples Distribution & Retail)		21,657	3,414,226
			17,152,856
Financials–6.7%
Block, Inc. (Financial Services)	(a)	32,180	2,489,123
Mastercard, Inc. Class A (Financial Services)		30,443	12,984,244
Moody's Corp. (Capital Markets)		10,975	4,286,396
S&P Global, Inc. (Capital Markets)		5,451	2,401,275
Visa, Inc. (Financial Services)		37,147	9,671,221
			31,832,259
Health Care–11.0%
AbbVie, Inc. (Biotechnology)		26,195	4,059,439
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		27,790	3,863,644
Amgen, Inc. (Biotechnology)		23,840	6,866,397
Bristol-Myers Squibb Co. (Pharmaceuticals)		21,826	1,119,892
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	7,823	970,756
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	15,303	1,166,854
Elevance Health, Inc. (Health Care Providers & Svs.)		3,935	1,855,588
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Eli Lilly & Co. (Pharmaceuticals)		17,366	$ 10,122,989
HCA Healthcare, Inc. (Health Care Providers & Svs.)		6,551	1,773,225
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,522	844,786
Incyte Corp. (Biotechnology)	(a)	53,625	3,367,114
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,615	544,836
Medtronic PLC (Health Care Equip. & Supplies)		17,265	1,422,291
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	575	697,452
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	14,843	1,955,713
ResMed, Inc. (Health Care Equip. & Supplies)		6,043	1,039,517
Stryker Corp. (Health Care Equip. & Supplies)		13,809	4,135,243
Teladoc Health, Inc. (Health Care Technology)	(a)	36,825	793,579
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	37,860	1,810,465
United Therapeutics Corp. (Biotechnology)	(a)	3,191	701,669
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		4,220	2,221,703
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	2,301	936,254
			52,269,406
Industrials–5.1%
Builders FirstSource, Inc. (Building Products)	(a)	16,061	2,681,223
Cintas Corp. (Commercial Svs. & Supplies)		8,544	5,149,127
EMCOR Group, Inc. (Construction & Engineering)		5,585	1,203,177
Illinois Tool Works, Inc. (Machinery)		5,916	1,549,637
Lockheed Martin Corp. (Aerospace & Defense)		11,220	5,085,353
Old Dominion Freight Line, Inc. (Ground Transportation)		1,798	728,783
Otis Worldwide Corp. (Machinery)		12,791	1,144,411
Rockwell Automation, Inc. (Electrical Equip.)		8,144	2,528,549
United Parcel Service, Inc. Class B (Air Freight & Logistics)		13,470	2,117,888
W.W. Grainger, Inc. (Trading Companies & Distributors)		2,618	2,169,511
			24,357,659
Information Technology–43.5%
Adobe, Inc. (Software)	(a)	17,691	10,554,451
Apple, Inc. (Tech. Hardware, Storage & Periph.)		285,799	55,024,881
Applied Materials, Inc. (Semiconductors & Equip.)		32,948	5,339,882
Broadcom, Inc. (Semiconductors & Equip.)		3,534	3,944,828
Cadence Design Systems, Inc. (Software)	(a)	5,986	1,630,407
Datadog, Inc. Class A (Software)	(a)	8,983	1,090,357
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		21,040	1,609,560
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	66,936	2,038,871
Fortinet, Inc. (Software)	(a)	24,609	1,440,365
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		106,737	1,812,394
HP, Inc. (Tech. Hardware, Storage & Periph.)		56,119	1,688,621
Intel Corp. (Semiconductors & Equip.)		32,913	1,653,878
KLA Corp. (Semiconductors & Equip.)		1,441	837,653
Lam Research Corp. (Semiconductors & Equip.)		3,290	2,576,925
Manhattan Associates, Inc. (Software)	(a)	19,603	4,220,918
Microsoft Corp. (Software)		162,936	61,270,453
MongoDB, Inc. (IT Svs.)	(a)	1,485	607,142
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		913	575,902
NVIDIA Corp. (Semiconductors & Equip.)		46,600	23,077,252
Oracle Corp. (Software)		17,135	1,806,543
Palo Alto Networks, Inc. (Software)	(a)	2,346	691,788
QUALCOMM, Inc. (Semiconductors & Equip.)		53,178	7,691,134

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP BlackRock Advantage Large Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Salesforce, Inc. (Software)	(a)	12,847	$ 3,380,560
ServiceNow, Inc. (Software)	(a)	5,526	3,904,064
Snowflake, Inc. Class A (IT Svs.)	(a)	6,185	1,230,815
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		30,031	4,219,356
Teradata Corp. (Software)	(a)	30,388	1,322,182
VeriSign, Inc. (IT Svs.)	(a)	5,769	1,188,183
			206,429,365
Materials–0.6%
Ecolab, Inc. (Chemicals)		13,829	2,742,982
Real Estate–0.7%
Camden Property Trust (Residential REITs)		10,885	1,080,772
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
Equinix, Inc. (Specialized REITs)		932	$ 750,623
Public Storage (Specialized REITs)		5,108	1,557,940
Zillow Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	80	4,538
			3,393,873
Total Common Stocks (Cost $380,747,959)			$467,750,102
Total Investments – 98.5% (Cost $380,747,959)	(b)		$467,750,102
Other Assets in Excess of Liabilities – 1.5%	(c)		6,983,065
Net Assets – 100.0%			$474,733,167

Percentages are stated as a percent of net assets.

Abbreviations:
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $371,700 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	21	March 15, 2024	$7,006,123	$7,149,870	$143,747	$(16,975)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Unaudited)
Objective/Strategy
The AVIP AB Risk Managed Balanced Portfolio (formerly ON Risk Managed Balanced Portfolio) seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).
Performance as of December 31, 2023
Average Annual returns
One year	12.90%
Five years	8.97%
Since inception (5/1/14)	7.37%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.88% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmarks during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 12.90% versus 26.29% for its benchmark, the S&P 500® Index.  The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index/ 45% ICE BofA U.S. Broad Market Index, returned 16.56% for the year ended December 31, 2023.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio’s underperformance relative to the primary benchmark was largely driven by the Portfolio’s Risk Management Component, which had negative returns in a year when the primary benchmark gained 26.29%.  The Portfolio’s allocation to fixed income also detracted, as the fixed income sleeve underperformed the primary benchmark but outperformed the fixed income sleeve of the blended secondary benchmark.  Within the equity portion of the Portfolio, the allocation to large cap growth aided performance, as that segment outperformed.  As a whole, however, the equity portion of the Portfolio still slightly underperformed the benchmark, driven by both sector allocation and security selection decisions.  The Portfolio’s Risk Management Component did not enhance the Portfolio’s risk-adjusted return for the year, as the Portfolio’s return was lower than the return of the Balanced Component and the Portfolio’s annualized volatility was slightly higher than that of the Balanced Component.
The underperformance of the Portfolio’s active equity component for the year was driven primarily by an overweight to the Health Care sector. Security selection within the Consumer Discretionary and Information Technology sectors also contributed to underperformance. Top contributors in the equity sleeve were Arista Networks, Inc, Pfizer, Inc., and Adobe, Inc. The Portfolio was negatively impacted by holding underweights to Apple, Inc. and NVIDIA Corp. and not holding benchmark constituent Tesla, Inc.
The Portfolio’s active fixed income component had a positive impact relative to the fixed income portion of the secondary benchmark due to sector positioning. Overweights to agency risk and investment grade corporates were the main drivers of sector outperformance for the year. Security selection also generated outperformance relative to the fixed income portion of the secondary benchmark, led by selection in non-investment grade corporate bonds and mortgage pass-through securities. Yield curve positioning was a slight detractor.
The Risk Management Component’s relative underperformance for the year was mainly attributable to losses in options value associated with premium decay and decreases in implied volatilities of the options held, as well as the Portfolio having lower than average equity exposure (compared to the Balanced Component) when equity markets significantly rose at the beginning of the year.  The aggregate impact to the Portfolio’s absolute performance from options for the year was -91 basis points, while the impact from futures was 26 basis points. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.
The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	49.0
U.S. Treasury Obligations	18.0
Corporate Bonds (4)	12.0
Asset-Backed / Mortgage-Backed Securities (4)	7.1
U.S. Government Agency Mortgage-Backed Securities	5.3
Purchased Options	5.3
Sovereign Debt Issues	0.1
Preferred Securities (4)	0.1
Taxable Municipal Bonds	0.0
Rights (4)	0.0
Money Market Funds Less Net Liabilities	3.1
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	3.4
2.	U.S. Treasury Note 1.875%, 02/15/2032	2.3
3.	U.S. Treasury Note 3.375%, 05/15/2033	1.8
4.	Alphabet, Inc. Class C	1.8
5.	U.S. Treasury Note 3.250%, 05/15/2042	1.5
6.	U.S. Treasury Note 3.875%, 08/15/2033	1.5
7.	UnitedHealth Group, Inc.	1.4
8.	U.S. Treasury Note 4.125%, 07/31/2028	1.3
9.	Visa, Inc.	1.3
10.	Amazon.com, Inc.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities, Rights):

% of Net Assets
Financials	17.4
Information Technology	14.0
Health Care	9.5
Consumer Discretionary	6.0
Industrials	5.2
Communication Services	4.6
Consumer Staples	4.4
Energy	2.7
Utilities	1.8
Materials	1.3
Real Estate	1.3
68.2

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–49.0%		Shares	Value
Communication Services–3.9%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	179,988	$ 25,365,709
Charter Communications, Inc. Class A (Media)	(a)	2,472	960,817
Comcast Corp. Class A (Media)		124,811	5,472,962
Electronic Arts, Inc. (Entertainment)		21,619	2,957,695
Live Nation Entertainment, Inc. (Entertainment)	(a)	5,884	550,743
Match Group, Inc. (Interactive Media & Svs.)	(a)	15,304	558,596
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	23,698	8,388,144
Netflix, Inc. (Entertainment)	(a)	13,647	6,644,451
Trade Desk, Inc. / The Class A (Media)	(a)	7,033	506,095
Verizon Communications, Inc. (Diversified Telecom. Svs.)		98,919	3,729,246
			55,134,458
Consumer Discretionary–4.4%
Amazon.com, Inc. (Broadline Retail)	(a)	111,718	16,974,433
AutoZone, Inc. (Specialty Retail)	(a)	1,784	4,612,728
Best Buy Co., Inc. (Specialty Retail)		6,985	546,786
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	707	2,507,884
Burlington Stores, Inc. (Specialty Retail)	(a)	2,922	568,271
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	11,081	519,477
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,633	3,734,606
Compass Group PLC – ADR (Hotels, Restaurants & Leisure)		73,111	2,033,217
Coupang, Inc. (Broadline Retail)	(a)	32,431	525,058
eBay, Inc. (Broadline Retail)		12,084	527,104
Ferrari N.V. (Automobiles)		5,815	1,967,970
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	5,403	602,759
Ford Motor Co. (Automobiles)		84,988	1,036,004
General Motors Co. (Automobiles)		28,335	1,017,793
Home Depot, Inc. / The (Specialty Retail)		15,179	5,260,282
LKQ Corp. (Distributors)		11,128	531,807
Lowe's Cos., Inc. (Specialty Retail)		5,054	1,124,768
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	10,348	5,290,829
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		3,394	765,381
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		32,944	3,576,730
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	1,292	1,227,503
Tractor Supply Co. (Specialty Retail)		9,990	2,148,150
Ulta Beauty, Inc. (Specialty Retail)	(a)	4,444	2,177,516
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		12,589	1,644,879
			60,921,935
Consumer Staples–3.5%
Albertsons Cos., Inc. Class A (Consumer Staples Distribution & Retail)		22,763	523,549
Altria Group, Inc. (Tobacco)		58,488	2,359,406
BJ's Wholesale Club Holdings, Inc. (Consumer Staples Distribution & Retail)	(a)	7,673	511,482
Bunge Global SA (Food Products)		7,504	757,529
Coca-Cola Co. / The (Beverages)		44,346	2,613,310
Colgate-Palmolive Co. (Household Products)		29,848	2,379,184
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)		12,755	8,419,320
Keurig Dr Pepper, Inc. (Beverages)		63,781	2,125,183
Kimberly-Clark Corp. (Household Products)		13,956	1,695,794
Koninklijke Ahold Delhaize N.V. – ADR (Consumer Staples Distribution & Retail)		57,790	1,658,573
Kroger Co. / The (Consumer Staples Distribution & Retail)		20,740	948,025
Monster Beverage Corp. (Beverages)	(a)	159,984	9,216,678
Performance Food Group Co. (Consumer Staples Distribution & Retail)	(a)	7,618	526,785
Philip Morris International, Inc. (Tobacco)		36,671	3,450,008
Procter & Gamble Co. / The (Household Products)		23,299	3,414,235
Sysco Corp. (Consumer Staples Distribution & Retail)		10,913	798,068
Target Corp. (Consumer Staples Distribution & Retail)		12,591	1,793,210
Tyson Foods, Inc. Class A (Food Products)		10,580	568,675
U.S. Foods Holding Corp. (Consumer Staples Distribution & Retail)	(a)	11,306	513,405
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)		24,852	648,886
Walmart, Inc. (Consumer Staples Distribution & Retail)		22,635	3,568,408
			48,489,713
Energy–1.4%
APA Corp. (Oil, Gas & Consumable Fuels)		13,765	493,888
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		9,250	1,579,067
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6,170	474,720
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,417	658,840
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		15,831	717,144

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Energy (continued)
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		31,157	$ 3,115,077
Halliburton Co. (Energy Equip. & Svs.)		19,284	697,117
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		19,487	470,806
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		14,060	2,085,941
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		11,176	490,850
Phillips 66 (Oil, Gas & Consumable Fuels)		16,049	2,136,764
Shell PLC – ADR (Oil, Gas & Consumable Fuels)		63,159	4,155,862
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		17,068	2,218,840
			19,294,916
Financials–6.3%
Bank of America Corp. (Banks)		16,253	547,239
Bank of New York Mellon Corp. / The (Capital Markets)		29,879	1,555,202
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)	13,369	4,768,188
Capital One Financial Corp. (Consumer Finance)		18,995	2,490,624
CBOE Global Markets, Inc. (Capital Markets)		11,916	2,127,721
Cincinnati Financial Corp. (Insurance)		4,821	498,781
Citizens Financial Group, Inc. (Banks)		18,172	602,220
Discover Financial Services (Consumer Finance)		14,355	1,613,502
Everest Group Ltd. (Insurance)		10,158	3,591,666
Fiserv, Inc. (Financial Services)	(a)	8,350	1,109,214
Global Payments, Inc. (Financial Services)		11,934	1,515,618
Huntington Bancshares, Inc. (Banks)		113,894	1,448,732
Intercontinental Exchange, Inc. (Capital Markets)		20,634	2,650,025
JPMorgan Chase & Co. (Banks)		42,934	7,303,073
KeyCorp (Banks)		39,996	575,942
Loews Corp. (Insurance)		7,050	490,609
LPL Financial Holdings, Inc. (Capital Markets)		5,406	1,230,514
M&T Bank Corp. (Banks)		10,299	1,411,787
Markel Group, Inc. (Insurance)	(a)	905	1,285,009
MarketAxess Holdings, Inc. (Capital Markets)		2,064	604,442
Marsh & McLennan Cos., Inc. (Insurance)		17,293	3,276,505
Mastercard, Inc. Class A (Financial Services)		9,009	3,842,429
MSCI, Inc. (Capital Markets)		6,344	3,588,484
Nasdaq, Inc. (Capital Markets)		23,448	1,363,267
Northern Trust Corp. (Capital Markets)		16,338	1,378,600
PayPal Holdings, Inc. (Financial Services)	(a)	30,334	1,862,811
PNC Financial Services Group, Inc. / The (Banks)		16,682	2,583,208
Progressive Corp. / The (Insurance)		10,530	1,677,218
Reinsurance Group of America, Inc. (Insurance)		3,039	491,649
S&P Global, Inc. (Capital Markets)		4,956	2,183,217
State Street Corp. (Capital Markets)		18,330	1,419,842
Synchrony Financial (Consumer Finance)		15,314	584,842
T. Rowe Price Group, Inc. (Capital Markets)		13,250	1,426,892
Truist Financial Corp. (Banks)		66,091	2,440,080
U.S. Bancorp (Banks)		59,994	2,596,540
Unum Group (Insurance)		11,524	521,115
Visa, Inc. (Financial Services)		68,137	17,739,468
W.R. Berkley Corp. (Insurance)		6,830	483,018
Willis Towers Watson PLC (Insurance)		8,022	1,934,906
			88,814,199
Health Care–9.2%
AbbVie, Inc. (Biotechnology)		30,859	4,782,219
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	9,395	2,574,230
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	23,397	534,154
Baxter International, Inc. (Health Care Equip. & Supplies)		32,134	1,242,300
Biogen, Inc. (Biotechnology)	(a)	5,450	1,410,296
Bristol-Myers Squibb Co. (Pharmaceuticals)		17,988	922,964
Cencora, Inc. (Health Care Providers & Svs.)		10,633	2,183,806
Centene Corp. (Health Care Providers & Svs.)	(a)	24,406	1,811,169
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	2,514	594,310
Cigna Group / The (Health Care Providers & Svs.)		8,103	2,426,443
CVS Health Corp. (Health Care Providers & Svs.)		33,619	2,654,556
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	80,239	6,118,224
Elevance Health, Inc. (Health Care Providers & Svs.)		4,265	2,011,203
Eli Lilly & Co. (Pharmaceuticals)		16,742	9,759,247
Exact Sciences Corp. (Biotechnology)	(a)	7,743	572,827
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)		17,710	1,369,337
Genmab A/S – ADR (Biotechnology)	(a)	52,820	1,681,789

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Gilead Sciences, Inc. (Biotechnology)		68,381	$ 5,539,545
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	7,426	562,222
Humana, Inc. (Health Care Providers & Svs.)		3,590	1,643,538
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	12,063	6,695,568
Incyte Corp. (Biotechnology)	(a)	9,119	572,582
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	23,678	7,988,010
Johnson & Johnson (Pharmaceuticals)		12,026	1,884,955
McKesson Corp. (Health Care Providers & Svs.)		10,029	4,643,226
Merck & Co., Inc. (Pharmaceuticals)		51,934	5,661,845
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,365	1,655,690
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	4,250	559,980
ResMed, Inc. (Health Care Equip. & Supplies)		6,825	1,174,037
Royalty Pharma PLC Class A (Pharmaceuticals)		18,306	514,216
Teleflex, Inc. (Health Care Equip. & Supplies)		2,196	547,551
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,376	730,367
United Therapeutics Corp. (Biotechnology)	(a)	2,065	454,073
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		37,878	19,941,631
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		3,604	549,394
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	22,648	4,360,193
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	25,651	10,437,135
Waters Corp. (Life Sciences Tools & Svs.)	(a)	4,979	1,639,236
Zoetis, Inc. (Pharmaceuticals)		40,586	8,010,459
			128,414,527
Industrials–4.5%
AECOM (Construction & Engineering)		15,429	1,426,102
Allegion PLC (Building Products)		4,671	591,769
AMETEK, Inc. (Electrical Equip.)		10,578	1,744,206
Automatic Data Processing, Inc. (Professional Svs.)		8,702	2,027,305
Booz Allen Hamilton Holding Corp. (Professional Svs.)		4,942	632,131
Builders FirstSource, Inc. (Building Products)	(a)	7,547	1,259,896
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		6,040	521,796
Carrier Global Corp. (Building Products)		41,010	2,356,025
CNH Industrial N.V. (Machinery)		46,140	561,985
Copart, Inc. (Commercial Svs. & Supplies)	(a)	126,488	6,197,912
Cummins, Inc. (Machinery)		5,008	1,199,767
Deere & Co. (Machinery)		4,804	1,920,975
Eaton Corp. PLC (Electrical Equip.)		4,060	977,729
Experian PLC – ADR (Professional Svs.)		47,114	1,919,424
FedEx Corp. (Air Freight & Logistics)		8,899	2,251,180
Ferguson PLC (Trading Companies & Distributors)		6,651	1,284,109
Genpact Ltd. (Professional Svs.)		69,464	2,411,095
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		2,091	542,907
J.B. Hunt Transport Services, Inc. (Ground Transportation)		2,675	534,305
Jacobs Solutions, Inc. (Professional Svs.)		3,896	505,701
Johnson Controls International PLC (Building Products)		21,900	1,262,316
L3Harris Technologies, Inc. (Aerospace & Defense)		6,053	1,274,883
Lockheed Martin Corp. (Aerospace & Defense)		10,510	4,763,552
Masco Corp. (Building Products)		8,184	548,164
Otis Worldwide Corp. (Machinery)		39,776	3,558,759
Owens Corning (Building Products)		3,655	541,781
Paychex, Inc. (Professional Svs.)		17,761	2,115,513
Paycom Software, Inc. (Professional Svs.)		13,034	2,694,389
RELX PLC – ADR (Professional Svs.)		32,035	1,270,508
Robert Half, Inc. (Professional Svs.)		6,045	531,476
Rollins, Inc. (Commercial Svs. & Supplies)		12,164	531,202
RTX Corp. (Aerospace & Defense)		32,870	2,765,682
SS&C Technologies Holdings, Inc. (Professional Svs.)		8,808	538,257
Trex Co., Inc. (Building Products)	(a)	17,380	1,438,890
United Airlines Holdings, Inc. (Passenger Airlines)	(a)	12,577	518,927
United Parcel Service, Inc. Class B (Air Freight & Logistics)		16,510	2,595,867
Veralto Corp. (Commercial Svs. & Supplies)		13,091	1,076,866
Verisk Analytics, Inc. (Professional Svs.)		15,323	3,660,052
			62,553,403
Information Technology–12.8%
Adobe, Inc. (Software)	(a)	16,417	9,794,382
Amdocs Ltd. (IT Svs.)		27,988	2,459,865
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		11,975	1,187,082
Analog Devices, Inc. (Semiconductors & Equip.)		7,475	1,484,236

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Apple, Inc. (Tech. Hardware, Storage & Periph.)		53,156	$ 10,234,125
Arista Networks, Inc. (Communications Equip.)	(a)	25,966	6,115,253
ASML Holding N.V. (Semiconductors & Equip.)		2,464	1,865,051
Autodesk, Inc. (Software)	(a)	12,160	2,960,717
Bentley Systems, Inc. Class B (Software)		9,528	497,171
Broadcom, Inc. (Semiconductors & Equip.)		8,482	9,468,032
Cadence Design Systems, Inc. (Software)	(a)	7,890	2,148,999
Cisco Systems, Inc. (Communications Equip.)		67,673	3,418,840
Cognex Corp. (Electronic Equip., Instr. & Comp.)		10,556	440,607
Cognizant Technology Solutions Corp. Class A (IT Svs.)		19,735	1,490,585
Crowdstrike Holdings, Inc. Class A (Software)	(a)	9,380	2,394,902
DocuSign, Inc. (Software)	(a)	11,498	683,556
Dynatrace, Inc. (Software)	(a)	9,254	506,101
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	4,905	648,147
Entegris, Inc. (Semiconductors & Equip.)		9,762	1,169,683
EPAM Systems, Inc. (IT Svs.)	(a)	5,555	1,651,724
Fortinet, Inc. (Software)	(a)	109,429	6,404,879
Gartner, Inc. (IT Svs.)	(a)	2,758	1,244,161
Gen Digital, Inc. (Software)		150,766	3,440,480
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		29,305	497,599
HP, Inc. (Tech. Hardware, Storage & Periph.)		16,890	508,220
Intuit, Inc. (Software)		6,224	3,890,187
KLA Corp. (Semiconductors & Equip.)		4,396	2,555,395
Manhattan Associates, Inc. (Software)	(a)	9,800	2,110,136
Microchip Technology, Inc. (Semiconductors & Equip.)		21,783	1,964,391
Microsoft Corp. (Software)		124,713	46,897,076
Motorola Solutions, Inc. (Communications Equip.)		10,828	3,390,138
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		5,422	478,003
Nice Ltd. – ADR (Software)	(a)	3,896	777,291
NVIDIA Corp. (Semiconductors & Equip.)		31,477	15,588,040
Oracle Corp. (Software)		31,351	3,305,336
Palantir Technologies, Inc. Class A (Software)	(a)	60,301	1,035,368
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a)	14,877	530,514
QUALCOMM, Inc. (Semiconductors & Equip.)		43,036	6,224,297
Roper Technologies, Inc. (Software)		9,685	5,279,971
ServiceNow, Inc. (Software)	(a)	7,293	5,152,432
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,112	574,691
Synopsys, Inc. (Software)	(a)	3,927	2,022,052
Twilio, Inc. Class A (IT Svs.)	(a)	7,662	581,316
Tyler Technologies, Inc. (Software)	(a)	2,489	1,040,701
VeriSign, Inc. (IT Svs.)	(a)	14,251	2,935,136
Zoom Video Communications, Inc. Class A (Software)	(a)	7,306	525,374
			179,572,242
Materials–0.9%
Albemarle Corp. (Chemicals)		6,930	1,001,246
Amcor PLC (Containers & Packaging)		88,518	853,314
Ball Corp. (Containers & Packaging)		23,823	1,370,299
Celanese Corp. (Chemicals)		6,034	937,503
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	46,579	951,143
Crown Holdings, Inc. (Containers & Packaging)		9,328	859,015
Dow, Inc. (Chemicals)		28,295	1,551,698
International Paper Co. (Containers & Packaging)		22,465	812,110
Mosaic Co. / The (Chemicals)		23,062	824,005
Sherwin-Williams Co. / The (Chemicals)		12,501	3,899,062
			13,059,395
Real Estate–0.9%
Boston Properties, Inc. (Office REITs)		8,705	610,830
Camden Property Trust (Residential REITs)		5,490	545,102
Crown Castle, Inc. (Specialized REITs)		18,352	2,113,967
CubeSmart (Specialized REITs)		12,463	577,660
Extra Space Storage, Inc. (Specialized REITs)		7,365	1,180,831
First Industrial Realty Trust, Inc. (Industrial REITs)		17,730	933,839
Healthpeak Properties, Inc. (Health Care REITs)		28,611	566,498
Mid-America Apartment Communities, Inc. (Residential REITs)		3,981	535,285
Public Storage (Specialized REITs)		3,239	987,895
Simon Property Group, Inc. (Retail REITs)		16,338	2,330,452
Sun Communities, Inc. (Residential REITs)		3,831	512,013

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
UDR, Inc. (Residential REITs)	14,837	$ 568,109
VICI Properties, Inc. (Specialized REITs)	32,774	1,044,835
		12,507,316
Utilities–1.2%
Alliant Energy Corp. (Electric Utilities)	9,799	502,689
Ameren Corp. (Multi-Utilities)	17,430	1,260,886
American Electric Power Co., Inc. (Electric Utilities)	59,041	4,795,310
CenterPoint Energy, Inc. (Multi-Utilities)	76,254	2,178,577
Dominion Energy, Inc. (Multi-Utilities)	27,460	1,290,620
Entergy Corp. (Electric Utilities)	11,060	1,119,161
Essential Utilities, Inc. (Water Utilities)	13,916	519,762
Evergy, Inc. (Electric Utilities)	9,709	506,810
Eversource Energy (Electric Utilities)	18,783	1,159,287
NextEra Energy, Inc. (Electric Utilities)	18,974	1,152,481
NiSource, Inc. (Multi-Utilities)	19,327	513,132
Xcel Energy, Inc. (Electric Utilities)	19,923	1,233,433
		16,232,148
Total Common Stocks (Cost $582,670,961)		$ 684,994,252

U.S. Treasury Obligations–18.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill		0.000%	01/25/2024	$11,487,600	$ 11,448,902
U.S. Treasury Bill		0.000%	03/14/2024	1,570,000	1,553,708
U.S. Treasury Bill		0.000%	05/23/2024	14,152,100	13,867,416
U.S. Treasury Inflation Indexed Bond		0.250%	07/15/2029	13,970,754	12,910,011
U.S. Treasury Note		2.250%	11/15/2024	1,865,000	1,823,256
U.S. Treasury Note		4.125%	10/31/2027	2,729,700	2,746,867
U.S. Treasury Note		3.875%	11/30/2027	9,565,100	9,544,924
U.S. Treasury Note		3.625%	03/31/2028	1,822,600	1,802,736
U.S. Treasury Note		3.500%	04/30/2028	6,685,400	6,579,113
U.S. Treasury Note		3.625%	05/31/2028	16,409,600	16,235,889
U.S. Treasury Note		4.125%	07/31/2028	17,700,400	17,882,935
U.S. Treasury Note		4.625%	09/30/2028	1,960,700	2,023,810
U.S. Treasury Note		4.875%	10/31/2028	3,607,400	3,765,506
U.S. Treasury Note		4.375%	11/30/2028	3,234,200	3,309,496
U.S. Treasury Note	(b)	1.875%	02/15/2032	37,869,800	32,557,673
U.S. Treasury Note		3.500%	02/15/2033	1,948,400	1,889,415
U.S. Treasury Note		3.375%	05/15/2033	26,500,000	25,431,719
U.S. Treasury Note		3.875%	08/15/2033	20,764,300	20,738,345
U.S. Treasury Note		3.250%	05/15/2042	24,263,600	21,287,518
U.S. Treasury Note		2.750%	08/15/2042	1,083,100	878,453
U.S. Treasury Note		4.000%	11/15/2042	4,422,000	4,297,459
U.S. Treasury Note		3.875%	05/15/2043	5,624,900	5,362,112
U.S. Treasury Note		4.375%	08/15/2043	2,998,200	3,060,506
U.S. Treasury Note		4.750%	11/15/2043	4,140,100	4,440,904
U.S. Treasury Note		2.250%	08/15/2049	1,246,800	870,520
U.S. Treasury Note		2.375%	11/15/2049	338,600	242,945
U.S. Treasury Note		1.250%	05/15/2050	3,709,900	1,999,143
U.S. Treasury Note		2.375%	05/15/2051	338,200	241,337
U.S. Treasury Note		2.250%	02/15/2052	15,250,700	10,571,833
U.S. Treasury Note		2.875%	05/15/2052	1,371,700	1,092,109
U.S. Treasury Note		4.125%	08/15/2053	9,642,900	9,746,863
U.S. Treasury Note		4.750%	11/15/2053	1,377,600	1,544,849
Total U.S. Treasury Obligations (Cost $257,405,155)					$ 251,748,272

Corporate Bonds–12.0%	Rate	Maturity	Face Amount	Value
Communication Services–0.7%
AT&T, Inc. (Diversified Telecom. Svs.)	2.250%	02/01/2032	$ 17,000	$ 14,058
AT&T, Inc. (Diversified Telecom. Svs.)	2.550%	12/01/2033	279,000	227,391
AT&T, Inc. (Diversified Telecom. Svs.)	5.400%	02/15/2034	392,000	404,279
AT&T, Inc. (Diversified Telecom. Svs.)	4.500%	05/15/2035	280,000	265,222
AT&T, Inc. (Diversified Telecom. Svs.)	3.650%	09/15/2059	33,000	23,651
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)	5.050%	03/30/2029	519,000	513,498
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)	6.384%	10/23/2035	858,000	870,950
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)	6.484%	10/23/2045	62,000	60,922

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Cox Communications, Inc. (Diversified Telecom. Svs.)	(c)	5.700%	06/15/2033	$ 282,000	$ 293,339
Discovery Communications LLC (Media)		5.200%	09/20/2047	75,000	64,613
Discovery Communications LLC (Media)		5.300%	05/15/2049	35,000	30,050
DISH DBS Corp. (Media)	(c)	5.250%	12/01/2026	1,021,000	874,742
DISH DBS Corp. (Media)	(c)	5.750%	12/01/2028	158,000	126,021
Entegris Escrow Corp. (Media)	(c)	4.750%	04/15/2029	209,000	201,353
Globo Comunicacao e Participacoes SA (Media)		4.875%	01/22/2030	794,000	685,197
Interpublic Group of Cos., Inc. / The (Media)		5.375%	06/15/2033	544,000	552,494
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(c)	3.875%	11/15/2029	309,000	258,015
Meta Platforms, Inc. (Interactive Media & Svs.)		4.950%	05/15/2033	410,000	423,169
Tencent Holdings Ltd. (Interactive Media & Svs.)	(c)	3.240%	06/03/2050	201,000	133,936
Time Warner Cable LLC (Media)		7.300%	07/01/2038	811,000	836,286
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	04/15/2026	70,000	66,580
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	399,000	378,372
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.050%	07/15/2033	533,000	537,144
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.550%	03/21/2031	402,000	346,624
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	619,000	603,812
Warnermedia Holdings, Inc. (Media)		4.279%	03/15/2032	1,122,000	1,026,859
					9,818,577
Consumer Discretionary–1.6%
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	1,335,000	1,196,964
Alibaba Group Holding Ltd. (Broadline Retail)		2.125%	02/09/2031	200,000	165,769
Alibaba Group Holding Ltd. (Broadline Retail)		4.500%	11/28/2034	271,000	254,292
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	289,293
AutoZone, Inc. (Specialty Retail)		1.650%	01/15/2031	1,010,000	819,288
Bath & Body Works, Inc. (Specialty Retail)	(c)	6.625%	10/01/2030	995,000	1,016,942
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)		4.625%	04/13/2030	1,302,000	1,311,742
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(c)	7.000%	02/15/2030	235,000	240,978
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC (Hotels, Restaurants & Leisure)		5.375%	04/15/2027	1,000,000	978,400
Ford Motor Co. (Automobiles)		3.250%	02/12/2032	1,007,000	837,526
Ford Motor Co. (Automobiles)		6.100%	08/19/2032	138,000	139,108
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	80,061
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	91,758
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	113,427
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	271,087
Gohl Capital Ltd. (Hotels, Restaurants & Leisure)		4.250%	01/24/2027	518,000	498,387
Hasbro, Inc. (Leisure Products)		3.550%	11/19/2026	1,539,000	1,459,302
Hyundai Capital America (Automobiles)	(c)	6.100%	09/21/2028	621,000	645,304
Jaguar Land Rover Automotive PLC (Automobiles)	(c)	5.500%	07/15/2029	1,227,000	1,195,767
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3.900%	08/08/2029	1,829,000	1,685,253
LKQ Corp. (Distributors)		5.750%	06/15/2028	520,000	532,205
LKQ Corp. (Distributors)		6.250%	06/15/2033	305,000	318,716
M.D.C. Holdings, Inc. (Household Durables)		2.500%	01/15/2031	898,000	738,000
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	1,264,000	1,271,373
Mattel, Inc. (Leisure Products)	(c)	3.375%	04/01/2026	128,000	121,723
Mattel, Inc. (Leisure Products)	(c)	5.875%	12/15/2027	1,578,000	1,575,914
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	264,201
McDonald's Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	1,700,000	1,555,675
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	72,132
MDC Holdings, Inc. (Household Durables)		6.000%	01/15/2043	1,150,000	1,069,042
Nissan Motor Co. Ltd. (Automobiles)	(c)	4.345%	09/17/2027	430,000	411,330
Prosus N.V. (Broadline Retail)	(c)	3.257%	01/19/2027	629,000	581,085
Ross Stores, Inc. (Specialty Retail)		4.700%	04/15/2027	280,000	276,991
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(c)	8.250%	01/15/2029	416,000	442,082
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		7.050%	11/27/2025	143,000	146,147
Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	(c)	5.625%	08/26/2028	292,000	270,428
					22,937,692
Consumer Staples–0.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(c)	3.500%	03/15/2029	156,000	141,645
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(c)	4.875%	02/15/2030	971,000	929,564
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	(c)	2.950%	01/25/2030	77,000	68,926
Altria Group, Inc. (Tobacco)		3.400%	05/06/2030	1,934,000	1,764,151
B.A.T. Capital Corp. (Tobacco)		2.259%	03/25/2028	1,123,000	1,004,844
B.A.T. Capital Corp. (Tobacco)		7.750%	10/19/2032	189,000	213,358
B.A.T. Capital Corp. (Tobacco)		6.421%	08/02/2033	349,000	365,156

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	$ 113,000	$ 111,241
Cargill, Inc. (Food Products)	(c)	2.125%	04/23/2030	1,301,000	1,131,294
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	1,376,000	1,343,816
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	182,000	174,772
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS Luxembourg SARL (Food Products)	(c)	6.750%	03/15/2034	602,000	634,285
MARB BondCo PLC (Food Products)		3.950%	01/29/2031	613,000	497,648
Mars, Inc. (Food Products)	(c)	2.700%	04/01/2025	113,000	109,947
Mondelez International Holdings Netherlands B.V. (Food Products)	(c)	2.250%	09/19/2024	249,000	243,106
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	19,000	17,162
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	55,000
Philip Morris International, Inc. (Tobacco)		5.000%	11/17/2025	602,000	604,380
Philip Morris International, Inc. (Tobacco)		4.875%	02/13/2026	496,000	497,734
Philip Morris International, Inc. (Tobacco)		5.625%	11/17/2029	109,000	114,298
Philip Morris International, Inc. (Tobacco)		5.375%	02/15/2033	999,000	1,024,679
Pilgrim's Pride Corp. (Food Products)		4.250%	04/15/2031	1,000,000	903,222
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	63,678
Sysco Corp. (Consumer Staples Distribution & Retail)		2.400%	02/15/2030	72,000	63,510
					12,077,416
Energy–1.3%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.250%	01/15/2030	1,850,000	1,728,586
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		4.893%	09/11/2033	571,000	580,981
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		2.939%	06/04/2051	1,333,000	923,339
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.850%	02/01/2035	860,000	875,599
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		3.700%	11/15/2029	557,000	526,071
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(c)	5.750%	01/15/2031	1,132,000	1,126,860
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(c)	2.875%	04/01/2032	654,000	530,548
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5.600%	07/15/2041	195,000	188,463
Ecopetrol SA (Oil, Gas & Consumable Fuels)		8.625%	01/19/2029	575,000	612,782
EQT Corp. (Oil, Gas & Consumable Fuels)	(c)	3.625%	05/15/2031	1,224,000	1,093,118
GNL Quintero SA (Oil, Gas & Consumable Fuels)		4.634%	07/31/2029	633,988	623,454
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	1,806,000	1,786,865
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6.800%	03/15/2032	1,575,000	1,706,292
Oleoducto Central SA (Oil, Gas & Consumable Fuels)	(c)	4.000%	07/14/2027	207,000	192,265
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		6.125%	02/01/2041	975,000	1,017,911
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.350%	01/15/2031	127,000	135,635
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.100%	11/15/2032	37,000	39,316
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		7.375%	11/01/2031	985,000	1,085,065
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.550%	12/15/2029	136,000	125,211
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		6.800%	05/15/2038	1,561,000	1,707,171
Var Energi ASA (Oil, Gas & Consumable Fuels)	(c)	7.500%	01/15/2028	636,000	674,004
Var Energi ASA (Oil, Gas & Consumable Fuels)	(c)	8.000%	11/15/2032	784,000	877,766
					18,157,302
Financials–3.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		6.500%	07/15/2025	271,000	274,434
AIB Group PLC (Rate is fixed until 04/10/2024, at which point, the rate becomes QL + 187) (Banks)	(c)(d)	4.263%	04/10/2025	448,000	445,614
AIB Group PLC (Rate is fixed until 10/14/2025, at which point, the rate becomes SOFR + 346) (Banks)	(c)(d)	7.583%	10/14/2026	755,000	778,676
AIB Group PLC (Rate is fixed until 09/13/2028, at which point, the rate becomes SOFR + 233) (Banks)	(c)(d)	6.608%	09/13/2029	324,000	341,318
Ally Financial, Inc. (Rate is fixed until 06/13/2028, at which point, the rate becomes SOFR + 326) (Consumer Finance)	(d)	6.992%	06/13/2029	573,000	591,770
Argentum Netherlands B.V. for Swiss Re Ltd. (Rate is fixed until 08/15/2025, at which point, the rate becomes QL + 359) (Insurance)	(d)	5.750%	08/15/2050	1,500,000	1,477,770
Aviation Capital Group LLC (Financial Services)	(c)	4.375%	01/30/2024	50,000	49,920
Aviation Capital Group LLC (Financial Services)	(c)	5.500%	12/15/2024	114,000	113,368
Aviation Capital Group LLC (Financial Services)	(c)	4.125%	08/01/2025	3,000	2,912
Aviation Capital Group LLC (Financial Services)	(c)	4.875%	10/01/2025	57,000	55,864
Aviation Capital Group LLC (Financial Services)	(c)	1.950%	01/30/2026	181,000	167,758
Aviation Capital Group LLC (Financial Services)	(c)	1.950%	09/20/2026	2,008,000	1,821,981
Aviation Capital Group LLC (Financial Services)	(c)	3.500%	11/01/2027	50,000	46,057
Aviation Capital Group LLC (Financial Services)	(c)	6.375%	07/15/2030	70,000	72,067
Banco de Credito del Peru SA (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(c)(d)	3.125%	07/01/2030	244,000	232,026
Banco Santander SA (Rate is fixed until 11/21/2033, at which point, the rate becomes H15T5Y + 530) (Banks)	(d)	9.625%	Perpetual	400,000	437,000
Banco Santander SA (Rate is fixed until 03/24/2027, at which point, the rate becomes H15T1Y + 200) (Banks)	(d)	4.175%	03/24/2028	1,800,000	1,732,213

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes TSFR3M + 133) (Banks)	(d)	3.970%	03/05/2029	$ 177,000	$ 169,055
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(d)	2.592%	04/29/2031	1,441,000	1,241,839
Bank of Ireland Group PLC (Rate is fixed until 09/16/2025, at which point, the rate becomes H15T1Y + 265) (Banks)	(c)(d)	6.253%	09/16/2026	354,000	357,735
Barclays PLC (Rate is fixed until 05/09/2033, at which point, the rate becomes SOFR + 298) (Banks)	(d)	6.224%	05/09/2034	453,000	469,841
BNP Paribas SA (Rate is fixed until 02/25/2031, at which point, the rate becomes H15T5Y + 334) (Banks)	(d)	4.625%	Perpetual	229,000	184,454
BNP Paribas SA (Rate is fixed until 08/19/2025, at which point, the rate becomes USSW5 + 515) (Banks)	(d)	7.375%	Perpetual	200,000	200,278
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes TSFR3M + 137) (Banks)	(c)(d)	2.819%	11/19/2025	2,170,000	2,114,463
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(c)(d)	3.052%	01/13/2031	333,000	292,533
CaixaBank SA (Rate is fixed until 09/13/2026, at which point, the rate becomes SOFR + 208) (Banks)	(c)(d)	6.684%	09/13/2027	696,000	713,453
Capital One Financial Corp. (Rate is fixed until 03/01/2029, at which point, the rate becomes SOFR + 179) (Consumer Finance)	(d)	3.273%	03/01/2030	1,651,000	1,474,513
Citigroup, Inc. (Rate is fixed until 04/23/2028, at which point, the rate becomes TSFR3M + 145) (Banks)	(d)	4.075%	04/23/2029	212,000	204,036
Citigroup, Inc. (Rate is fixed until 03/20/2029, at which point, the rate becomes TSFR3M + 160) (Banks)	(d)	3.980%	03/20/2030	145,000	137,594
Cloverie PLC for Zurich Insurance Co. Ltd. (Rate is fixed until 06/24/2026, at which point, the rate becomes QL + 492) (Insurance)	(d)	5.625%	06/24/2046	1,116,000	1,094,796
Cooperatieve Rabobank UA (Rate is fixed until 02/28/2028, at which point, the rate becomes H15T1Y + 140) (Banks)	(c)(d)	5.564%	02/28/2029	1,027,000	1,042,956
Cooperatieve Rabobank UA (Rate is fixed until 04/10/2024, at which point, the rate becomes USSW5 + 189) (Banks)	(d)	4.000%	04/10/2029	1,000,000	991,810
Credit Agricole SA (Rate is fixed until 10/03/2028, at which point, the rate becomes SOFR + 186) (Banks)	(c)(d)	6.316%	10/03/2029	386,000	404,281
Danske Bank A/S (Rate is fixed until 04/01/2027, at which point, the rate becomes H15T1Y + 175) (Banks)	(c)(d)	4.298%	04/01/2028	1,829,000	1,772,436
Deutsche Bank AG (Rate is fixed until 07/14/2025, at which point, the rate becomes SOFR + 319) (Capital Markets)	(d)	6.119%	07/14/2026	256,000	258,426
Deutsche Bank AG (Rate is fixed until 07/13/2026, at which point, the rate becomes SOFR + 252) (Capital Markets)	(d)	7.146%	07/13/2027	396,000	411,042
Deutsche Bank AG (Rate is fixed until 01/07/2027, at which point, the rate becomes SOFR + 132) (Capital Markets)	(d)	2.552%	01/07/2028	204,000	187,257
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	749,000	693,715
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	97,016
General Motors Financial Co., Inc. (Consumer Finance)		2.400%	10/15/2028	1,366,000	1,212,657
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	04/06/2029	649,000	625,165
Global Payments, Inc. (Financial Services)		3.200%	08/15/2029	75,000	67,972
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(c)	3.050%	02/14/2027	912,000	847,186
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(c)	6.500%	03/10/2028	153,000	158,819
HSBC Holdings PLC (Rate is fixed until 11/03/2025, at which point, the rate becomes SOFR + 303) (Banks)	(d)	7.336%	11/03/2026	371,000	385,119
HSBC Holdings PLC (Rate is fixed until 03/13/2027, at which point, the rate becomes TSFR3M + 181) (Banks)	(d)	4.041%	03/13/2028	265,000	255,278
HSBC Holdings PLC (Rate is fixed until 11/03/2027, at which point, the rate becomes SOFR + 335) (Banks)	(d)	7.390%	11/03/2028	682,000	730,788
HSBC Holdings PLC (Rate is fixed until 05/24/2031, at which point, the rate becomes SOFR + 119) (Banks)	(d)	2.804%	05/24/2032	334,000	278,827
HSBC Holdings PLC (Rate is fixed until 11/03/2032, at which point, the rate becomes SOFR + 425) (Banks)	(d)	8.113%	11/03/2033	781,000	902,518
ING Groep N.V. (Rate is fixed until 09/11/2026, at which point, the rate becomes SOFR + 156) (Banks)	(d)	6.083%	09/11/2027	858,000	875,592
Intesa Sanpaolo SpA (Banks)	(c)	7.200%	11/28/2033	624,000	665,193
KBC Group N.V. (Rate is fixed until 01/19/2028, at which point, the rate becomes H15T1Y + 210) (Banks)	(c)(d)	5.796%	01/19/2029	336,000	341,669
Lloyds Banking Group PLC (Rate is fixed until 09/27/2025, at which point, the rate becomes USISDA05 + 450) (Banks)	(d)	7.500%	Perpetual	806,000	789,308
Lloyds Banking Group PLC (Rate is fixed until 03/06/2028, at which point, the rate becomes H15T1Y + 170) (Banks)	(d)	5.871%	03/06/2029	331,000	339,015
Lloyds Banking Group PLC (Rate is fixed until 11/15/2032, at which point, the rate becomes H15T1Y + 375) (Banks)	(d)	7.953%	11/15/2033	1,717,000	1,962,694
Magyar Export-Import Bank ZRT (Banks)	(c)	6.125%	12/04/2027	825,000	838,753

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Mastercard, Inc. (Financial Services)		3.350%	03/26/2030	$ 1,713,000	$ 1,633,659
Mizuho Financial Group, Inc. (Rate is fixed until 09/13/2029, at which point, the rate becomes TSFR3M + 157) (Banks)	(d)	2.869%	09/13/2030	1,261,000	1,114,288
Nationwide Building Society (Financial Services)	(c)	4.000%	09/14/2026	1,299,000	1,246,595
Nationwide Building Society (Rate is fixed until 02/16/2027, at which point, the rate becomes SOFR + 129) (Financial Services)	(c)(d)	2.972%	02/16/2028	368,000	342,226
NatWest Group PLC (Rate is fixed until 03/22/2024, at which point, the rate becomes QL + 176) (Banks)	(d)	4.269%	03/22/2025	560,000	558,013
Nomura Holdings, Inc. (Capital Markets)		2.999%	01/22/2032	1,330,000	1,121,211
PayPal Holdings, Inc. (Financial Services)		2.850%	10/01/2029	1,440,000	1,317,146
PNC Financial Services Group, Inc. / The (Rate is fixed until 01/24/2033, at which point, the rate becomes SOFR + 193) (Banks)	(d)	5.068%	01/24/2034	230,000	225,046
PNC Financial Services Group, Inc. / The (Rate is fixed until 10/20/2033, at which point, the rate becomes SOFR + 228) (Banks)	(d)	6.875%	10/20/2034	337,000	374,116
Santander Holdings U.S.A., Inc. (Rate is fixed until 01/06/2027, at which point, the rate becomes SOFR + 125) (Banks)	(d)	2.490%	01/06/2028	1,365,000	1,249,627
Santander U.K. Group Holdings PLC (Rate is fixed until 01/11/2027, at which point, the rate becomes SOFR + 122) (Banks)	(d)	2.469%	01/11/2028	1,374,000	1,252,101
Societe Generale SA (Rate is fixed until 01/12/2026, at which point, the rate becomes H15T1Y + 230) (Banks)	(c)(d)	6.447%	01/12/2027	325,000	330,663
Standard Chartered PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes H15T1Y + 165) (Banks)	(c)(d)	3.971%	03/30/2026	1,839,000	1,793,005
Standard Chartered PLC (Rate is fixed until 03/15/2028, at which point, the rate becomes USISDA05 + 197) (Banks)	(c)(d)	4.866%	03/15/2033	664,000	624,375
Swedbank AB (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 413) (Banks)	(d)	5.625%	Perpetual	200,000	196,250
Swiss Re Finance Luxembourg SA (Rate is fixed until 04/02/2029, at which point, the rate becomes H15T5Y + 358) (Insurance)	(d)	5.000%	04/02/2049	200,000	191,000
Synchrony Financial (Consumer Finance)		4.875%	06/13/2025	696,000	684,112
Synchrony Financial (Consumer Finance)		3.950%	12/01/2027	720,000	673,319
Trane Technologies Financing Ltd. (Consumer Finance)		5.250%	03/03/2033	241,000	249,523
Truist Financial Corp. (Banks)		1.950%	06/05/2030	133,000	110,971
UBS Group AG (Rate is fixed until 11/13/2028, at which point, the rate becomes H15T5Y + 475) (Capital Markets)	(c)(d)	9.250%	Perpetual	277,000	298,821
UBS Group AG (Rate is fixed until 11/13/2033, at which point, the rate becomes H15T5Y + 476) (Capital Markets)	(c)(d)	9.250%	Perpetual	216,000	239,385
UBS Group AG (Rate is fixed until 05/12/2025, at which point, the rate becomes H15T1Y + 155) (Capital Markets)	(c)(d)	4.488%	05/12/2026	267,000	262,938
UBS Group AG (Rate is fixed until 06/05/2025, at which point, the rate becomes SOFR + 204) (Capital Markets)	(c)(d)	2.193%	06/05/2026	1,445,000	1,374,171
UBS Group AG (Rate is fixed until 07/15/2025, at which point, the rate becomes SOFR + 334) (Capital Markets)	(c)(d)	6.373%	07/15/2026	753,000	761,365
UniCredit SpA (Rate is fixed until 06/03/2031, at which point, the rate becomes H15T1Y + 155) (Banks)	(c)(d)	3.127%	06/03/2032	200,000	169,009
Visa, Inc. (Financial Services)		1.900%	04/15/2027	452,000	420,128
Visa, Inc. (Financial Services)		2.050%	04/15/2030	220,000	193,310
Wells Fargo & Co. (Rate is fixed until 07/25/2028, at which point, the rate becomes SOFR + 174) (Banks)	(d)	5.574%	07/25/2029	1,007,000	1,028,216
					54,465,419
Health Care–0.3%
AbbVie, Inc. (Biotechnology)		2.600%	11/21/2024	165,000	161,188
AbbVie, Inc. (Biotechnology)		3.600%	05/14/2025	1,489,000	1,462,036
Amgen, Inc. (Biotechnology)		3.350%	02/22/2032	159,000	145,294
Bayer U.S. Finance LLC (Pharmaceuticals)	(c)	6.125%	11/21/2026	282,000	286,704
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.400%	07/26/2029	624,000	591,841
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	376,000	360,481
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	190,213
Cigna Group / The (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	40,649
Cigna Group / The (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	57,751
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	31,533
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	125,642
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	64,261
Medline Borrower LP (Health Care Equip. & Supplies)	(c)	3.875%	04/01/2029	240,000	216,995
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	1,080,000	974,109
					4,708,697
Industrials–0.7%
Air Lease Corp. (Trading Companies & Distributors)		2.875%	01/15/2026	28,000	26,675
Air Lease Corp. (Trading Companies & Distributors)		3.625%	04/01/2027	15,000	14,185

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Air Lease Corp. (Trading Companies & Distributors)		2.100%	09/01/2028	$ 107,000	$ 93,640
Air Lease Corp. (Trading Companies & Distributors)		4.625%	10/01/2028	883,000	862,684
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	58,000	57,543
Aircastle Ltd. (Trading Companies & Distributors)	(c)	5.250%	08/11/2025	914,000	900,879
Aircastle Ltd. (Trading Companies & Distributors)		4.250%	06/15/2026	21,000	20,289
Aircastle Ltd. (Trading Companies & Distributors)	(c)	2.850%	01/26/2028	690,000	615,497
Carrier Global Corp. (Building Products)		2.242%	02/15/2025	21,000	20,350
Carrier Global Corp. (Building Products)		2.493%	02/15/2027	26,000	24,446
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Passenger Airlines)	(c)	4.500%	10/20/2025	572,705	564,003
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Passenger Airlines)	(c)	4.750%	10/20/2028	156,000	153,424
ENA Master Trust (Transportation Infrastructure)	(c)	4.000%	05/19/2048	203,000	142,191
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	1,138,000	1,108,087
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	140,251
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	214,870
ERAC U.S.A. Finance LLC (Ground Transportation)	(c)	4.600%	05/01/2028	306,000	304,092
ERAC U.S.A. Finance LLC (Ground Transportation)	(c)	4.900%	05/01/2033	715,000	714,036
Flowserve Corp. (Machinery)		2.800%	01/15/2032	1,801,000	1,487,658
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.844%	05/01/2025	205,000	200,678
Lima Metro Line 2 Finance Ltd. (Ground Transportation)		5.875%	07/05/2034	486,886	480,660
Regal Rexnord Corp. (Electrical Equip.)	(c)	6.050%	02/15/2026	824,000	833,108
Westinghouse Air Brake Technologies Corp. (Machinery)		4.150%	03/15/2024	1,125,000	1,120,245
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	43,501
					10,142,992
Information Technology–1.2%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		1.250%	08/20/2030	1,070,000	888,195
Apple, Inc. (Tech. Hardware, Storage & Periph.)		4.100%	08/08/2062	663,000	590,536
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.000%	04/15/2029	36,000	34,749
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.926%	05/15/2037	180,000	174,191
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	1,196,000	1,145,384
Infor, Inc. (Software)	(c)	1.750%	07/15/2025	1,696,000	1,598,885
Kyndryl Holdings, Inc. (IT Svs.)		2.050%	10/15/2026	2,046,000	1,862,344
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	816,000	805,131
NXP B.V. / NXP Funding LLC (Semiconductors & Equip.)		5.550%	12/01/2028	125,000	128,626
Oracle Corp. (Software)		2.950%	04/01/2030	1,796,000	1,620,973
Oracle Corp. (Software)		3.900%	05/15/2035	1,039,000	926,441
Oracle Corp. (Software)		3.600%	04/01/2040	134,000	106,852
Oracle Corp. (Software)		5.375%	07/15/2040	43,000	42,250
Oracle Corp. (Software)		3.650%	03/25/2041	77,000	61,070
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3.000%	06/01/2031	1,331,000	1,138,815
VMware LLC (Software)		4.500%	05/15/2025	954,000	944,417
VMware LLC (Software)		4.650%	05/15/2027	293,000	290,493
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		2.850%	02/01/2029	2,792,000	2,403,566
Workday, Inc. (Software)		3.700%	04/01/2029	42,000	40,309
Workday, Inc. (Software)		3.800%	04/01/2032	1,100,000	1,024,233
Xiaomi Best Time International Ltd. (Tech. Hardware, Storage & Periph.)		2.875%	07/14/2031	640,000	532,084
					16,359,544
Materials–0.4%
AngloGold Ashanti Holdings PLC (Metals & Mining)		3.750%	10/01/2030	576,000	500,782
Braskem Netherlands Finance B.V. (Chemicals)		4.500%	01/10/2028	652,000	533,686
Celanese U.S. Holdings LLC (Chemicals)		6.350%	11/15/2028	121,000	126,895
Celanese U.S. Holdings LLC (Chemicals)		6.550%	11/15/2030	291,000	307,624
CSN Resources SA (Metals & Mining)		5.875%	04/08/2032	787,000	684,374
Freeport Indonesia PT (Metals & Mining)	(c)	4.763%	04/14/2027	749,000	735,892
Freeport Indonesia PT (Metals & Mining)		4.763%	04/14/2027	350,000	343,875
Glencore Funding LLC (Metals & Mining)	(c)	5.400%	05/08/2028	472,000	480,589
Glencore Funding LLC (Metals & Mining)	(c)	6.500%	10/06/2033	342,000	372,855
Inversiones CMPC SA (Paper & Forest Products)		6.125%	06/23/2033	242,000	250,503
Stillwater Mining Co. (Metals & Mining)	(c)	4.000%	11/16/2026	300,000	266,250
Volcan Cia Minera S.A.A. (Metals & Mining)	(c)	4.375%	02/11/2026	31,000	19,261
W.R. Grace Holdings LLC (Chemicals)	(c)	4.875%	06/15/2027	551,000	530,118
					5,152,704
Real Estate–0.4%
American Tower Corp. (Specialized REITs)		3.650%	03/15/2027	138,000	132,733
American Tower Corp. (Specialized REITs)		3.800%	08/15/2029	1,455,000	1,381,289
Crown Castle, Inc. (Specialized REITs)		5.600%	06/01/2029	264,000	269,942
Crown Castle, Inc. (Specialized REITs)		5.800%	03/01/2034	279,000	288,765
Equinix, Inc. (Specialized REITs)		3.200%	11/18/2029	1,689,000	1,551,232

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Real Estate (continued)
GLP Capital LP / GLP Financing II Inc. (Specialized REITs)		4.000%	01/15/2031	$ 501,000	$ 451,217
GLP Capital LP / GLP Financing II Inc. (Specialized REITs)		3.250%	01/15/2032	1,468,000	1,239,363
					5,314,541
Utilities–0.6%
AES Panama Generation Holdings SRL (Electric Utilities)	(c)	4.375%	05/31/2030	279,897	235,114
AES Panama Generation Holdings SRL (Electric Utilities)		4.375%	05/31/2030	236,685	198,815
Alexander Funding Trust II (Electric Utilities)	(c)	7.467%	07/31/2028	118,000	123,904
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	610,384
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	1,002,000	896,582
Comision Federal de Electricidad (Electric Utilities)	(c)	4.688%	05/15/2029	221,000	207,629
Duke Energy Carolinas NC Storm Funding LLC (Electric Utilities)		2.617%	07/01/2041	200,000	155,349
Electricite de France SA (Rate is fixed until 06/15/2033, at which point, the rate becomes H15T5Y + 541) (Electric Utilities)	(c)(d)	9.125%	Perpetual	253,000	282,452
Enel Chile SA (Electric Utilities)		4.875%	06/12/2028	688,000	679,764
Enel Finance International N.V. (Electric Utilities)	(c)	7.500%	10/14/2032	800,000	913,260
Engie Energia Chile SA (Electric Utilities)		3.400%	01/28/2030	673,000	578,246
NRG Energy, Inc. (Electric Utilities)	(c)	3.750%	06/15/2024	308,000	304,420
NRG Energy, Inc. (Electric Utilities)	(c)	7.000%	03/15/2033	760,000	803,286
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	1,164,000	1,122,048
Pacific Gas & Electric Co. (Electric Utilities)		4.400%	03/01/2032	985,000	911,111
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(c)	6.950%	10/15/2033	812,000	854,578
					8,876,942
Total Corporate Bonds (Cost $168,787,937)					$ 168,011,826

Asset-Backed / Mortgage-Backed Securities–7.1%		Rate	Maturity	Face Amount	Value
Consumer Discretionary–0.0%
Domino's Pizza Master Issuer LLC 2021-1A A2I	(c)	2.662%	04/25/2051	$ 171,600	$ 151,693
Great Wolf Trust 2019-WOLF C	(c)	TSFR1M + 175	12/15/2036	79,000	78,350
Hardee's Funding LLC 2018-1A A23	(c)	5.710%	06/20/2048	126,613	117,664
Hardee's Funding LLC 2020-1A A2	(c)	3.981%	12/20/2050	130,990	115,064
					462,771
Financials–7.1%
AB Issuer LLC 2021-1 A2	(c)	3.734%	07/30/2051	314,400	273,570
ACHV ABS TRUST 2023-3PL A	(c)	6.600%	08/19/2030	291,280	291,420
ACHV ABS TRUST 2023-4CP B	(c)	7.240%	11/25/2030	1,163,000	1,173,702
ACM Auto Trust 2023-1A A	(c)	6.610%	01/22/2030	208,213	208,092
Affirm Asset Securitization Trust 2021-Z1 A	(c)	1.070%	08/15/2025	19,441	19,223
Affirm Asset Securitization Trust 2021-Z2 A	(c)	1.170%	11/16/2026	18,588	18,091
Affirm Asset Securitization Trust 2023-B A	(c)	6.820%	09/15/2028	1,400,000	1,420,896
AGL CLO 2021-12A D	(c)	TSFR3M + 311	07/20/2034	250,000	243,479
AGL CLO 10 Ltd. 2021-10A A	(c)	TSFR3M + 139	04/15/2034	963,750	961,547
American Credit Acceptance Receivables Trust 2023-1 A	(c)	5.450%	09/14/2026	318,127	317,757
Amur Equipment Finance Receivables XI LLC 2022-2A A2	(c)	5.300%	06/21/2028	339,427	338,459
AREIT 2022-CRE6 A	(c)	SOFR30A + 125	01/20/2037	462,684	453,469
Atalaya Equipment Leasing Trust 2021-1A C	(c)	2.690%	06/15/2028	300,000	287,563
Avant Loans Funding Trust 2021-REV1 A	(c)	1.210%	07/15/2030	133,979	133,025
Avis Budget Rental Car Funding AESOP LLC 2023-5A B	(c)	6.120%	04/20/2028	464,000	465,146
Bain Capital Credit CLO 2021-4A D	(c)	TSFR3M + 336	10/20/2034	250,000	231,652
Balboa Bay Loan Funding 2020-1A AR	(c)	TSFR3M + 138	01/20/2032	1,500,000	1,499,249
Balboa Bay Loan Funding 2021-1A D	(c)	TSFR3M + 331	07/20/2034	307,948	296,633
Ballyrock CLO 15 Ltd. 2021-1A C	(c)	TSFR3M + 336	04/15/2034	250,000	247,597
Ballyrock CLO 16 Ltd. 2021-16A C	(c)	TSFR3M + 316	07/20/2034	250,000	244,925
Ballyrock CLO 17 Ltd. 2021-17A A1A	(c)	TSFR3M + 141	10/20/2034	1,000,000	996,994
Ballyrock CLO 17 Ltd. 2021-17A C	(c)	TSFR3M + 331	10/20/2034	250,000	246,786
Battalion CLO 17 Ltd. 2021-17A A1	(c)	TSFR3M + 152	03/09/2034	600,000	597,120
BBCMS 2020-BID A	(c)	TSFR1M + 225	10/15/2037	301,000	297,499
Bellemeade Re 2021-3A A2	(c)	SOFR30A + 100	09/25/2031	286,223	284,172
Bellemeade Re 2022-1 M1C	(c)	SOFR30A + 370	01/26/2032	327,948	332,244
Bellemeade Re 2022-2 M1A	(c)	SOFR30A + 400	09/27/2032	959,476	980,837
BFLD Trust 2021-FPM A	(c)	TSFR1M + 171	06/15/2038	462,000	451,055
BX Commercial Mortgage Trust 2019-IMC E	(c)	TSFR1M + 220	04/15/2034	320,787	315,039
Cajun Global LLC 2021-1 A2	(c)	3.931%	11/20/2051	60,140	53,358
Carvana Auto Receivables Trust 2021-N3 C		1.020%	06/12/2028	31,606	29,456
Carvana Auto Receivables Trust 2021-N4 D		2.300%	09/11/2028	116,471	111,738
Carvana Auto Receivables Trust 2023-N3 A	(c)	6.410%	09/10/2027	1,193,103	1,198,599
CIFC Funding 2020-4A A	(c)	TSFR3M + 158	01/15/2034	260,000	260,074

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
CNH Equipment Trust 2022-C A2		5.420%	07/15/2026	$ 533,966	$ 533,309
College Ave Student Loans 2021-C C	(c)	3.060%	07/26/2055	136,800	118,840
COMM 2015-LC23 C		4.546%	10/10/2048	100,000	90,592
Connecticut Avenue Securities Trust 2019-R04 2B1	(c)	SOFR30A + 536	06/25/2039	761,095	809,692
Connecticut Avenue Securities Trust 2019-R06 2B1	(c)	SOFR30A + 386	09/25/2039	904,439	930,313
Connecticut Avenue Securities Trust 2019-R07 1M2	(c)	SOFR30A + 221	10/25/2039	1,046	1,046
Connecticut Avenue Securities Trust 2020-R02 2M2	(c)	SOFR30A + 211	01/25/2040	74,264	74,828
Connecticut Avenue Securities Trust 2021-R01 1M2	(c)	SOFR30A + 155	10/25/2041	462,831	462,533
Connecticut Avenue Securities Trust 2021-R03 1M2	(c)	SOFR30A + 165	12/25/2041	117,550	115,899
Connecticut Avenue Securities Trust 2022-R01 1B1	(c)	SOFR30A + 315	12/25/2041	305,277	307,456
Connecticut Avenue Securities Trust 2022-R02 2M1	(c)	SOFR30A + 120	01/25/2042	189,620	188,983
Connecticut Avenue Securities Trust 2022-R02 2M2	(c)	SOFR30A + 300	01/25/2042	960,000	972,874
Connecticut Avenue Securities Trust 2022-R03 1M1	(c)	SOFR30A + 210	03/25/2042	979,333	990,784
Connecticut Avenue Securities Trust 2022-R03 1M2	(c)	SOFR30A + 350	03/25/2042	253,631	264,982
Connecticut Avenue Securities Trust 2022-R04 1M2	(c)	SOFR30A + 310	03/25/2042	63,262	65,269
Connecticut Avenue Securities Trust 2022-R05 2M2	(c)	SOFR30A + 300	04/25/2042	599,367	609,896
Connecticut Avenue Securities Trust 2022-R06 1M1	(c)	SOFR30A + 275	05/25/2042	1,087,092	1,117,603
Connecticut Avenue Securities Trust 2022-R07 1M1	(c)	SOFR30A + 295	06/25/2042	929,641	957,291
Connecticut Avenue Securities Trust 2022-R08 1M1	(c)	SOFR30A + 255	07/25/2042	878,840	901,331
Connecticut Avenue Securities Trust 2023-R01 1M1	(c)	SOFR30A + 240	12/25/2042	707,131	720,708
Connecticut Avenue Securities Trust 2023-R02 1M1	(c)	SOFR30A + 230	01/25/2043	1,388,664	1,421,630
Connecticut Avenue Securities Trust 2023-R03 2M1	(c)	SOFR30A + 250	04/25/2043	1,556,601	1,581,024
Connecticut Avenue Securities Trust 2023-R04 1M1	(c)	SOFR30A + 230	05/25/2043	1,009,906	1,031,153
CPS Auto Receivables Trust 2021-B C	(c)	1.230%	03/15/2027	49,450	49,183
CPS Auto Receivables Trust 2021-C D	(c)	1.690%	06/15/2027	210,000	201,548
CPS Auto Receivables Trust 2022-D A	(c)	6.090%	01/15/2027	453,996	454,175
CPS Auto Receivables Trust 2023-A A	(c)	5.540%	03/16/2026	206,822	206,571
Dext ABS 2021-1 C	(c)	2.290%	09/15/2028	264,000	242,829
Dext ABS 2021-1 D	(c)	2.810%	03/15/2029	133,000	118,093
Dext ABS 2023-2 A1	(c)	5.743%	11/15/2024	247,233	247,247
Diamond Issuer 2021-1A B	(c)	2.701%	11/20/2051	271,624	230,327
Donlen Fleet Lease Funding 2021-2 C	(c)	1.200%	12/11/2034	460,000	441,422
Dryden 78 CLO Ltd. 2020-78A A	(c)	TSFR3M + 144	04/17/2033	1,500,000	1,493,068
DT Auto Owner Trust 2023-1A A	(c)	5.480%	04/15/2027	464,008	463,142
Elmwood CLO 15 Ltd. 2022-2A A1	(c)	TSFR3M + 134	04/22/2035	1,145,062	1,139,838
Elmwood CLO IX Ltd. 2021-2A D	(c)	TSFR3M + 321	07/20/2034	250,000	244,712
Elmwood CLO VIII Ltd. 2021-1A A1	(c)	TSFR3M + 150	01/20/2034	880,466	880,221
Enterprise Fleet Financing 2023-2 A2	(c)	5.560%	04/22/2030	1,011,000	1,013,732
Exeter Automobile Receivables Trust 2022-6A A2		5.730%	11/17/2025	45,681	45,675
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2		SOFR30A + 581	04/25/2028	44,760	47,641
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2		SOFR30A + 246	01/25/2031	576,775	590,373
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2		SOFR30A + 211	03/25/2031	119,261	119,862
Fannie Mae Connecticut Avenue Securities 2021-R02 2B1	(c)	SOFR30A + 330	11/25/2041	211,036	212,973
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2	(c)	SOFR30A + 200	11/25/2041	1,000,000	991,557
FHF Issuer Trust 2023-2A A1	(c)	6.007%	11/15/2024	246,941	246,973
FHF Trust 2021-2A A	(c)	0.830%	12/15/2026	38,432	37,128
FHF Trust 2023-1A A2	(c)	6.570%	06/15/2028	399,724	398,359
First Investors Auto Owner Trust 2022-2A A	(c)	6.260%	07/15/2027	467,773	469,464
Flagship Credit Auto Trust 2023-1 A2	(c)	5.380%	12/15/2026	357,268	356,300
Flagship Credit Auto Trust 2023-2 A2	(c)	5.760%	04/15/2027	649,646	648,536
Flatiron CLO 2021-1A D	(c)	TSFR3M + 316	07/19/2034	250,000	245,598
Ford Credit Auto Owner Trust 2021-1 D	(c)	2.310%	10/17/2033	230,000	209,017
Foursight Capital Automobile Receivables Trust 2023-1 A2	(c)	5.430%	10/15/2026	397,390	396,192
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M1	(c)	SOFR30A + 200	01/25/2051	27,011	26,206
Freddie Mac REMICS FHR 4981 HS	(e)	SOFR30A + 599	06/25/2050	633,572	70,935
Freddie Mac STACR REMIC Trust 2020-DNA6 M2	(c)	SOFR30A + 200	12/25/2050	1,042,711	1,050,791
Freddie Mac STACR REMIC Trust 2021-DNA3 B1	(c)	SOFR30A + 350	10/25/2033	278,276	289,765
Freddie Mac STACR REMIC Trust 2021-DNA5 B1	(c)	SOFR30A + 305	01/25/2034	1,000,000	1,009,102
Freddie Mac STACR REMIC Trust 2021-DNA5 M2	(c)	SOFR30A + 165	01/25/2034	459,817	461,741
Freddie Mac STACR REMIC Trust 2021-DNA6 M2	(c)	SOFR30A + 150	10/25/2041	996,342	987,625
Freddie Mac STACR REMIC Trust 2021-DNA7 M2	(c)	SOFR30A + 180	11/25/2041	986,480	974,101
Freddie Mac STACR REMIC Trust 2021-HQA2 M1	(c)	SOFR30A + 70	12/25/2033	68,685	68,498
Freddie Mac STACR REMIC Trust 2021-HQA3 M2	(c)	SOFR30A + 210	09/25/2041	1,000,000	986,543
Freddie Mac STACR REMIC Trust 2021-HQA4 M2	(c)	SOFR30A + 235	12/25/2041	1,046,349	1,031,199
Freddie Mac STACR REMIC Trust 2022-DNA1 M1B	(c)	SOFR30A + 185	01/25/2042	1,600,000	1,599,389
Freddie Mac STACR REMIC Trust 2022-DNA2 M1B	(c)	SOFR30A + 240	02/25/2042	1,437,266	1,454,300
Freddie Mac STACR REMIC Trust 2022-DNA2 M2	(c)	SOFR30A + 375	02/25/2042	295,064	304,630
Freddie Mac STACR REMIC Trust 2022-DNA3 M1A	(c)	SOFR30A + 200	04/25/2042	905,030	913,256
Freddie Mac STACR REMIC Trust 2022-DNA3 M1B	(c)	SOFR30A + 290	04/25/2042	1,600,000	1,642,849

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Freddie Mac STACR REMIC Trust 2022-DNA3 M2	(c)	SOFR30A + 435	04/25/2042	$ 200,000	$ 210,165
Freddie Mac STACR REMIC Trust 2022-DNA4 M1B	(c)	SOFR30A + 335	05/25/2042	1,621,038	1,685,618
Freddie Mac STACR REMIC Trust 2022-DNA5 M1B	(c)	SOFR30A + 450	06/25/2042	1,331,433	1,433,594
Freddie Mac STACR REMIC Trust 2022-DNA7 M1A	(c)	SOFR30A + 250	03/25/2052	865,621	879,174
Freddie Mac STACR REMIC Trust 2022-HQA1 M1B	(c)	SOFR30A + 350	03/25/2042	65,368	67,683
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A	(c)	SOFR30A + 230	08/25/2042	1,340,623	1,362,975
Freddie Mac STACR REMIC Trust 2023-DNA1 M1A	(c)	SOFR30A + 210	03/25/2043	508,184	516,237
Freddie Mac STACR REMIC Trust 2023-HQA1 M1A	(c)	SOFR30A + 200	05/25/2043	1,096,017	1,106,544
Freddie Mac STACR Trust 2019-DNA4 M2	(c)	SOFR30A + 206	10/25/2049	698	698
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A	(c)	SOFR30A + 265	07/25/2042	1,332,461	1,363,410
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A	(c)	SOFR30A + 210	04/25/2043	1,599,841	1,624,803
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1B	(c)	SOFR30A + 335	06/25/2043	1,200,000	1,266,476
FREED ABS Trust 2021-2 C	(c)	1.940%	06/19/2028	150,754	149,280
Galaxy 30 CLO Ltd. 2022-30A D	(c)	TSFR3M + 335	04/15/2035	400,000	391,978
GCI Funding I LLC 2021-1 A	(c)	2.380%	06/18/2046	129,391	113,656
Goldentree Loan Management U.S. CLO 7 Ltd. 2020-7A AR	(c)	TSFR3M + 133	04/20/2034	250,000	248,072
Granite Park Equipment Leasing 2023-1A A3	(c)	6.460%	09/20/2032	544,000	560,080
Hertz Vehicle Financing III LLC 2022-1A C	(c)	2.630%	06/25/2026	220,000	208,502
HFX Funding Issuer 2017-1	(c)	3.620%	03/15/2035	280,000	272,272
Invesco CLO 2021-1A A1	(c)	TSFR3M + 126	04/15/2034	1,700,000	1,687,406
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.619%	08/15/2047	295,000	251,406
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	124,679
Kings Park CLO Ltd. 2021-1A A	(c)	TSFR3M + 139	01/21/2035	1,518,568	1,512,446
Kubota Credit Owner Trust 2023-1A A2	(c)	5.400%	02/17/2026	1,007,518	1,006,702
LAD Auto Receivables Trust 2022-1A A	(c)	5.210%	06/15/2027	385,715	383,736
Lendbuzz Securitization Trust 2023-1A A2	(c)	6.920%	08/15/2028	1,178,752	1,184,951
Lendbuzz Securitization Trust 2023-2A A2	(c)	7.090%	10/16/2028	507,398	510,622
Lendbuzz Securitization Trust 2023-3A A2	(c)	7.500%	12/15/2028	490,000	496,725
Lobel Automobile Receivables Trust 2023-2 A	(c)	7.590%	04/16/2029	1,334,400	1,343,039
Marlette Funding Trust 2023-3A B	(c)	6.710%	09/15/2033	727,000	734,441
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	270,000	251,958
MVW 2021-2A C	(c)	2.230%	05/20/2039	225,145	204,798
Neighborly Issuer 2022-1A A2	(c)	3.695%	01/30/2052	224,010	191,335
Neighborly Issuer 2023-1A A2	(c)	7.308%	01/30/2053	827,745	826,188
Neighborly Issuer LLC 2021-1A A2	(c)	3.584%	04/30/2051	123,461	107,130
Nelnet Student Loan Trust 2021-BA B	(c)	2.680%	04/20/2062	100,000	81,943
Nelnet Student Loan Trust 2021-DA C	(c)	3.500%	04/20/2062	100,000	77,778
Neuberger Berman Loan Advisers CLO 2021-42A D	(c)	TSFR3M + 306	07/16/2035	301,613	294,681
Neuberger Berman Loan Advisers CLO 43 Ltd. 2021-43A D	(c)	TSFR3M + 336	07/17/2035	250,000	247,516
NMEF Funding 2022-B A2	(c)	6.070%	06/15/2029	268,826	270,266
NMEF Funding 2023-A A2	(c)	6.570%	06/17/2030	1,331,000	1,344,089
Oaktown Re VII Ltd. 2021-2 M1A	(c)	SOFR30A + 160	04/25/2034	169,725	169,784
OCP CLO 2020-18A AR	(c)	TSFR3M + 135	07/20/2032	322,000	321,783
Octane Receivables Trust 2021-2A C	(c)	2.530%	05/21/2029	209,000	192,990
OneMain Direct Auto Receivables Trust 2022-1A C	(c)	5.310%	06/14/2029	1,100,000	1,079,216
Pagaya AI Debt Trust 2023-5 A	(c)	7.179%	04/15/2031	635,504	637,335
Peace Park CLO Ltd. 2021-1A D	(c)	TSFR3M + 321	10/20/2034	1,490,000	1,439,947
PMT Credit Risk Transfer Trust 2019-2R A	(c)	TSFR1M + 386	05/30/2025	97,247	97,304
Prestige Auto Receivables Trust 2022-1A A2	(c)	5.900%	07/15/2025	220,594	220,488
Rad CLO 11 Ltd. 2021-11A D	(c)	TSFR3M + 316	04/15/2034	250,000	245,083
Regatta XIX Funding Ltd. 2022-1A A1	(c)	TSFR3M + 132	04/20/2035	616,754	611,584
Regatta XX Funding Ltd. 2021-2A A	(c)	TSFR3M + 142	10/15/2034	450,431	448,384
Regatta XXIV Funding Ltd. 2021-5A D	(c)	TSFR3M + 336	01/20/2035	450,000	443,910
Research-Driven Pagaya Motor Asset Trust 2023-3A A	(c)	7.130%	01/26/2032	1,252,754	1,260,373
Research-Driven Pagaya Motor Asset Trust 2023-4A A	(c)	7.540%	03/25/2032	1,216,758	1,223,442
Research-Driven Pagaya Motor Asset Trust VII 2022-3A A	(c)	5.380%	11/25/2030	488,062	483,146
Rockford Tower CLO 2021-1A D	(c)	TSFR3M + 326	07/20/2034	306,626	294,137
Rockford Tower CLO 2021-2A A1	(c)	TSFR3M + 142	07/20/2034	250,000	249,339
Santander Bank Auto Credit-Linked Notes Series 2022-A B	(c)	5.281%	05/15/2032	300,218	297,661
Santander Bank Auto Credit-Linked Notes Series 2022-B B	(c)	5.721%	08/16/2032	323,603	322,428
Santander Bank Auto Credit-Linked Notes Series 2022-C B	(c)	6.451%	12/15/2032	536,298	536,990
Santander Drive Auto Receivables Trust 2023-3 B		5.610%	07/17/2028	488,000	490,276
SEB Funding LLC 2021-1A A2	(c)	4.969%	01/30/2052	331,170	306,140
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	233,125
Signal Peak CLO 2022-12A C	(c)	TSFR3M + 345	07/18/2034	1,115,000	1,115,394
TICP CLO XV Ltd. 2020-15A A	(c)	TSFR3M + 154	04/20/2033	1,600,000	1,599,887
U.S. Bank N.A. 2023-1 B	(c)	6.789%	08/25/2032	1,000,000	1,003,701
Upstart Securitization Trust 2021-3 B	(c)	1.660%	07/20/2031	136,812	134,928
VASA Trust 2021-VASA A	(c)	TSFR1M + 101	07/15/2039	460,000	415,336

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	$ 270,000	$ 232,191
Westlake Automobile Receivables Trust 2023-1A A2A	(c)	5.510%	06/15/2026	746,052	745,115
Westlake Automobile Receivables Trust Series 2023-P1 B	(c)	6.110%	03/15/2027	580,000	584,307
					98,891,964
Total Asset-Backed / Mortgage-Backed Securities (Cost $98,548,954)					$ 99,354,735

U.S. Government Agency Mortgage-Backed Securities–5.3%	Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA	2.000%	01/15/2054	$ 3,650,277	$ 2,982,961
Fannie Mae or Freddie Mac UMBS TBA	2.500%	01/15/2054	13,501,145	11,484,411
Fannie Mae or Freddie Mac UMBS TBA	3.000%	01/15/2054	3,024,412	2,675,069
Fannie Mae or Freddie Mac UMBS TBA	3.500%	01/15/2054	6,605,359	6,059,385
Fannie Mae or Freddie Mac UMBS TBA	4.000%	01/15/2054	2,881,017	2,724,699
Fannie Mae or Freddie Mac UMBS TBA	4.500%	01/15/2054	2,854,498	2,766,856
Fannie Mae or Freddie Mac UMBS TBA	5.500%	01/15/2054	4,047,000	4,064,073
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	1,905	1,791
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	11,285	11,201
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	17,658	17,526
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	103,375	102,222
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	7,869	7,859
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	6,548	6,140
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	13,762	12,844
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	80,409	75,461
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	155,313	144,693
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	12,252	11,201
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	34,596	31,469
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	4,868	4,438
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	124,596	116,282
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	89,562	81,308
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	96,880	88,095
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	9,147	8,537
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	7,662	7,228
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	19,157	17,850
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	17,337	16,180
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	40,055	37,762
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	5,535	5,185
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	28,307	26,686
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	10,393	9,766
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	93,528	90,604
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	136,611	132,143
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	7,591	7,166
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	28,640	27,745
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	17,713	16,688
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	31,420	30,979
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	37,781	36,415
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	4,896	4,635
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	62,228	62,147
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	99,381	90,512
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	60,524	56,485
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	71,002	66,852
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	666,525	612,644
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	130,351	122,982
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	31,897	29,768
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	15,103	14,838
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	21,439	20,320
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	37,036	34,426
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	4,455	4,225
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	4,870	4,623
Fannie Mae Pool FN BU1240	3.000%	03/01/2052	980,606	874,352
Fannie Mae Pool FN BU1349	3.000%	02/01/2052	764,044	681,462
Fannie Mae Pool FN BU8919	2.500%	04/01/2052	634,028	544,102
Fannie Mae Pool FN BU8922	2.500%	04/01/2052	600,088	513,262
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	16,477	15,598
Fannie Mae Pool FN CB1113	2.000%	07/01/2051	1,037,963	849,603
Fannie Mae Pool FN CB2538	2.500%	01/01/2052	648,471	556,983
Fannie Mae Pool FN CB3564	2.500%	05/01/2052	545,478	468,551
Fannie Mae Pool FN CB3565	2.500%	05/01/2052	429,314	367,422
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	165,840	152,433
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	83,656	77,378

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN FS0967	2.500%	03/01/2052	$ 709,977	$ 609,882
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	38,673	37,342
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	6,198	5,970
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	160,434	151,710
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	34,992	32,811
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	140,097	131,470
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	24,714	24,292
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	10,873	10,203
Freddie Mac Pool FR QD8682	3.000%	03/01/2052	632,868	562,730
Freddie Mac Pool FR QE0805	2.500%	04/01/2052	593,195	506,159
Freddie Mac Pool FR QE0808	2.500%	04/01/2052	640,193	549,393
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	25,314	24,008
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	54,549	51,736
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	39,174	36,414
Freddie Mac Pool FR RA6963	2.000%	03/01/2052	992,346	816,181
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	170,118	160,512
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	41,679	38,784
Freddie Mac Pool FR SD0932	2.500%	04/01/2052	656,310	562,020
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	120,849	109,841
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	43,527	41,568
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	15,743	15,035
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	23,488	22,422
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	19,160	18,044
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	22,239	20,867
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	39,483	37,223
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	49,436	46,360
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	28,429	26,812
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	13,083	12,326
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	9,179	8,588
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	24,742	23,962
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	12,749	12,261
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	35,331	34,183
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	80,058	77,105
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	38,402	38,124
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	15,360	14,040
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	121,800	117,047
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	160,361	149,652
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	94,156	87,868
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	16,140	15,209
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	126,237	118,415
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	8,591	8,282
Ginnie Mae II Jumbo TBA	3.000%	01/15/2054	1,154,251	1,044,955
Ginnie Mae II Jumbo TBA	4.000%	01/15/2054	2,802,682	2,675,692
Ginnie Mae II Jumbo TBA	4.500%	01/15/2054	8,761,097	8,550,305
Ginnie Mae II Jumbo TBA	5.000%	01/15/2054	8,131,040	8,073,879
Ginnie Mae II Jumbo TBA	5.500%	01/15/2054	6,478,601	6,525,182
Ginnie Mae II Pool G2 MA8801	5.500%	04/20/2053	2,367,703	2,385,130
Total U.S. Government Agency Mortgage-Backed Securities (Cost $74,796,996)				$ 74,788,515

Purchased Options–5.3%	Notional Amount	Expiration	Exercise Price	Contracts (f)	Value
S&P 500 Index Call Option	$14,309,490	December 2025	$4,400	30	$ 2,525,400
S&P 500 Index Call Option	68,208,569	December 2025	4,500	143	11,443,432
S&P 500 Index Call Option	40,543,555	December 2025	4,600	85	6,035,935
S&P 500 Index Call Option	76,317,280	December 2025	4,700	160	10,420,640
S&P 500 Index Call Option	60,576,841	December 2025	4,800	127	7,556,500
S&P 500 Index Call Option	42,451,487	December 2025	4,900	89	4,616,430
S&P 500 Index Call Option	47,698,300	December 2025	5,000	100	4,701,200
S&P 500 Index Put Option	29,095,963	December 2025	4,400	61	1,421,910
S&P 500 Index Put Option	68,208,569	December 2025	4,500	143	3,691,831
S&P 500 Index Put Option	84,425,991	December 2025	4,600	177	4,977,240
S&P 500 Index Put Option	76,317,280	December 2025	4,700	160	5,003,200
S&P 500 Index Put Option	53,422,096	December 2025	4,800	112	3,762,640
S&P 500 Index Put Option	42,451,487	December 2025	4,900	89	3,276,980
S&P 500 Index Put Option	47,698,300	December 2025	5,000	100	3,996,700
Total Purchased Options (Cost $69,834,474)					$ 73,430,038

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Sovereign Debt Issues–0.1%		Rate	Maturity	Face Amount	Value
Colombia Government International Bond		3.125%	04/15/2031	$ 1,868,000	$ 1,518,944
Dominican Republic International Bond	(c)	4.875%	09/23/2032	250,000	227,288
Total Sovereign Debt Issues (Cost $1,839,080)					$ 1,746,232

Preferred Securities–0.1%		Rate	Quantity	Value
Financials–0.1%
Charles Schwab Corp. / The DR (Rate is fixed until 06/01/2026, at which point, the rate becomes H15T5Y + 317) (Capital Markets)	(d)	4.000%	455,000	$ 401,073
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes TSFR3M + 417) (Banks)	(d)	5.950%	142,000	138,991
Citigroup, Inc. (Rate is fixed until 12/10/2025, at which point, the rate becomes H15T5Y + 360) (Banks)	(d)	4.000%	101,000	92,962
Citigroup, Inc. (Rate is fixed until 11/15/2028, at which point, the rate becomes H15T5Y + 321) (Banks)	(d)	7.625%	33,000	33,696
Goldman Sachs Group, Inc. / The DR (Capital Markets)		TSFR3M + 314	195,000	195,097
Goldman Sachs Group, Inc. / The DR (Rate is fixed until 11/10/2026, at which point, the rate becomes H15T5Y + 295) (Capital Markets)	(d)	4.125%	120,000	106,866
PNC Financial Services Group, Inc. / The DR (Banks)		TSFR3M + 330	283,000	282,270
				1,250,955
Utilities–0.0%
Vistra Corp. (Rate is fixed until 12/15/2026, at which point, the rate becomes H15T5Y + 574) (Ind. Power & Renewable Elec.)	(c)(d)	7.000%	107,000	105,395
Total Preferred Securities (Cost $1,446,858)				$ 1,356,350

Taxable Municipal Bonds–0.0%	Rate	Maturity	Face Amount	Value
Ochsner LSU Health System of North Louisiana	2.510%	05/15/2031	$ 230,000	$ 158,610
University of California	3.071%	05/15/2051	310,000	222,920
Total Taxable Municipal Bonds (Cost $537,105)				$ 381,530

Rights –0.0%	Quantity	Value
Health Care–0.0%
ABIOMED, Inc. CVR (Health Care Technology)	4,357	$ 4,444
Total Rights (Cost $4,444)		$ 4,444

Money Market Funds–5.5%		Shares	Value
State Street Institutional Liquid Reserves Fund, 5.493%	(g)	38,639,428	$ 38,654,884
State Street Institutional U.S. Government Money Market Fund, 5.316%	(g)	38,638,832	38,638,832
Total Money Market Funds (Cost $77,292,722)			$ 77,293,716
Total Investments – 102.4% (Cost $1,333,164,686)	(h)		$1,433,109,910
Liabilities in Excess of Other Assets – (2.4)%			(34,078,201)
Net Assets – 100.0%			$1,399,031,709

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
CVR:	Contingent Value Right
DR:	Depositary Receipt
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 4.790% at 12/31/2023
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.840% at 12/31/2023
QL:	Quarterly U.S. LIBOR Rate. This rate is linked to U.S. LIBOR, which is no longer published. An alternate reference rate will be determined by the issuer prior to the date the security becomes a variable rate instrument.
REITs:	Real Estate Investment Trusts
SOFR:	Secured Overnight Financing Rate, 5.380% at 12/31/2023
SOFR30A:	30 Day Average Secured Overnight Financing Rate ("SOFR"), 5.344% at 12/31/2023
TSFR1M:	Monthly CME Term Secured Overnight Financing Rate ("SOFR"), 5.355% at 12/31/2023
TSFR3M:	Quarterly CME Term Secured Overnight Financing Rate ("SOFR"), 5.331% at 12/31/2023
UMBS TBA:	Uniform Mortgage-Backed Security To Be Announced ("TBA"); the securities backed by fixed rate mortgage loans that are delivered on a future settlement date could be issued by Fannie Mae, Freddie Mac, or a combination thereof.
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year. This rate is linked to U.S. LIBOR, which is no longer published. An alternate reference rate will be determined by the issuer prior to the date the security becomes a variable rate instrument.
USSW5:	USD Swap Semi 30/360 5 Year. This rate is linked to U.S. LIBOR, which is no longer published. An alternate reference rate will be determined by the issuer prior to the date the security becomes a variable rate instrument.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2023
Footnotes:
(a)	Non-income producing security.
(b)	Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2023. The value of securities pledged totaled $25,927,720. See also the following Schedule of Open Futures Contracts.
(c)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2023, the value of these securities totaled $146,394,442, or 10.5% of the Portfolio’s net assets.
(d)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2023.
(e)	Interest-only security
(f)	100 shares per contract.
(g)	Rate represents the seven-day yield at December 31, 2023.
(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	745	March 15, 2024	$172,863,821	$179,545,000	$ 6,681,179	$(456,313)
CME Micro E-mini S&P 500 Index - Long	84	March 15, 2024	1,991,197	2,024,400	33,203	1,094
CBT 10-Year U.S. Treasury Note - Long	3,579	March 19, 2024	390,845,863	404,035,547	13,189,684	—
CBT 10-Year U.S. Ultra Bond - Long	80	March 19, 2024	9,024,521	9,441,250	416,729	(7,500)
CBT U.S. Long Bond - Long	385	March 19, 2024	44,257,453	48,100,938	3,843,485	(72,187)
CBT U.S. Ultra Bond - Long	2	March 19, 2024	244,644	267,188	22,544	(1,063)
CBT 5-Year U.S. Treasury Note - Long	824	March 28, 2024	87,756,258	89,629,313	1,873,055	69,610
			$706,983,757	$733,043,636	$26,059,879	$(466,359)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 2-Year U.S. Treasury Note - Short	47	March 28, 2024	$ (9,579,127)	$ (9,677,961)	$ (98,834)	$ 19,820
Total Futures Contracts			$697,404,630	$723,365,675	$25,961,045	$(446,539)
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Unaudited)
Objective/Strategy
The AVIP Federated Core Plus Bond Portfolio (formerly ON Federated Core Plus Bond Portfolio) seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).
Performance as of December 31, 2023
Average Annual returns
One year	5.18%
Since inception (5/1/20)	-1.44%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.57% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 5.18% versus 5.39% for its benchmark, the ICE BofA U.S. Broad Market Index.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio’s slight underperformance for the year was due primarily to the Portfolio’s duration being slightly less than that of the benchmark, specifically within Treasuries and investment grade bonds.  Out-of-index allocations to trade finance loans and high yield sector, along with an under-weight to U.S. Treasuries, aided relative performance. In addition, positive security selection in agency mortgage-backed-securities, emerging markets, high yield, and investment grade corporate bonds also contributed to relative performance.   From an individual security perspective, the top contributors to relative performance for the year were short positions in the September 2023 and December 2023 CBT U.S. Ultra Bond futures contracts, as well a short position in the September 2023 CBT 5-Year U.S. Treasury Note futures contract.  Top detractors were a long position in the September 2023 CBT 5-Year U.S. Treasury Note futures contact, followed by a long position in the September 2023 CBT 10-Year U.S. Ultra Bond futures contract and a short position in the March 2024 CBT U.S. Ultra Bond futures contract. The aggregate impact of futures on the Portfolio’s absolute return for the year was -55 basis points. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
U.S. Treasury Obligations	35.9
Corporate Bonds (4)	26.0
U.S. Government Agency Mortgage-Backed Securities	24.6
Investment Companies	6.3
Asset-Backed / Mortgage-Backed Securities (4)	5.0
Sovereign Debt Issues	0.3
Other Net Assets	1.9
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	U.S. Treasury Note 2.875%, 05/15/2052	4.2
2.	Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	3.8
3.	U.S. Treasury Note 3.875%, 11/30/2027	3.5
4.	U.S. Treasury Note 0.875%, 06/30/2026	2.8
5.	U.S. Treasury Note 4.375%, 11/30/2030	2.6
6.	Federated Hermes Core Trust - Emerging Markets Core Fund	2.4
7.	U.S. Treasury Note 2.750%, 04/30/2027	2.1
8.	U.S. Treasury Note 4.750%, 07/31/2025	1.7
9.	U.S. Treasury Note 4.125%, 07/31/2028	1.6
10.	U.S. Treasury Note 2.375%, 02/15/2042	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Financials	12.0
Industrials	3.5
Health Care	2.5
Communication Services	2.3
Utilities	2.3
Energy	2.1
Consumer Staples	1.6
Information Technology	1.5
Real Estate	1.3
Consumer Discretionary	1.0
Materials	0.9
31.0

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio

Schedule of Investments	December 31, 2023
U.S. Treasury Obligations–35.9%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.250%	03/31/2024	$ 2,250,000	$ 2,233,213
U.S. Treasury Note		2.500%	04/30/2024	8,400,000	8,323,219
U.S. Treasury Note		0.250%	05/15/2024	7,500,000	7,365,234
U.S. Treasury Note		3.000%	06/30/2024	5,000,000	4,947,656
U.S. Treasury Note		3.000%	07/31/2024	8,000,000	7,905,625
U.S. Treasury Note		0.375%	09/15/2024	6,000,000	5,810,625
U.S. Treasury Note		4.750%	07/31/2025	10,000,000	10,045,312
U.S. Treasury Note		0.375%	12/31/2025	3,000,000	2,780,273
U.S. Treasury Note		0.875%	06/30/2026	18,000,000	16,645,078
U.S. Treasury Note		0.625%	07/31/2026	2,400,000	2,198,344
U.S. Treasury Note		1.500%	01/31/2027	3,500,000	3,248,848
U.S. Treasury Note		2.500%	03/31/2027	5,900,000	5,638,879
U.S. Treasury Note	(a)	0.500%	04/30/2027	3,200,000	2,856,375
U.S. Treasury Note		2.750%	04/30/2027	12,600,000	12,120,117
U.S. Treasury Note		2.625%	05/31/2027	1,500,000	1,435,664
U.S. Treasury Note		3.875%	11/30/2027	20,500,000	20,456,758
U.S. Treasury Note		1.250%	03/31/2028	575,000	515,613
U.S. Treasury Note		4.125%	07/31/2028	9,500,000	9,597,969
U.S. Treasury Note		1.500%	11/30/2028	4,200,000	3,755,883
U.S. Treasury Note		1.375%	12/31/2028	3,650,000	3,238,092
U.S. Treasury Note		2.375%	03/31/2029	500,000	464,199
U.S. Treasury Note		3.875%	11/30/2029	1,600,000	1,596,938
U.S. Treasury Note		4.375%	11/30/2030	15,000,000	15,424,219
U.S. Treasury Note		1.125%	02/15/2031	405,000	338,064
U.S. Treasury Note		1.875%	02/15/2032	4,800,000	4,126,687
U.S. Treasury Note		3.375%	05/15/2033	8,050,000	7,725,484
U.S. Treasury Note		1.375%	11/15/2040	525,000	348,325
U.S. Treasury Note		1.875%	02/15/2041	180,000	129,410
U.S. Treasury Note		2.375%	02/15/2042	11,850,000	9,092,098
U.S. Treasury Note		4.000%	11/15/2042	1,600,000	1,554,938
U.S. Treasury Note		2.000%	02/15/2050	3,750,000	2,467,529
U.S. Treasury Note		1.875%	02/15/2051	3,940,000	2,498,360
U.S. Treasury Note		2.875%	05/15/2052	30,800,000	24,522,094
U.S. Treasury Note		4.000%	11/15/2052	2,800,000	2,762,594
U.S. Treasury Note		4.125%	08/15/2053	5,500,000	5,559,297
Total U.S. Treasury Obligations (Cost $225,041,971)					$209,729,013

Corporate Bonds–26.0%		Rate	Maturity	Face Amount	Value
Communication Services–2.3%
Alphabet, Inc. (Interactive Media & Svs.)		2.050%	08/15/2050	$ 750,000	$ 468,454
America Movil S.A.B. de C.V. (Wireless Telecom. Svs.)		2.875%	05/07/2030	275,000	244,934
AT&T, Inc. (Diversified Telecom. Svs.)		1.700%	03/25/2026	750,000	701,684
AT&T, Inc. (Diversified Telecom. Svs.)		3.800%	12/01/2057	1,870,000	1,390,051
Audacy Capital Corp. (Acquired 06/28/2021, Cost $77,861) (Media)	(b)(c)	6.750%	03/31/2029	75,000	1,125
Cars.com, Inc. (Interactive Media & Svs.)	(b)	6.375%	11/01/2028	50,000	48,211
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.000%	02/01/2028	100,000	95,678
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	08/15/2030	125,000	112,686
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.250%	02/01/2031	125,000	109,241
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	06/01/2033	75,000	63,460
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	750,000	736,960
CMG Media Corp. (Media)	(b)	8.875%	12/15/2027	100,000	79,313
Comcast Corp. (Media)		3.450%	02/01/2050	1,450,000	1,112,965
CSC Holdings LLC (Media)	(b)	7.500%	04/01/2028	200,000	149,618
Directv Financing LLC / Directv Financing Co-Obligor, Inc. (Media)	(b)	5.875%	08/15/2027	50,000	46,979
DISH DBS Corp. (Media)	(b)	5.250%	12/01/2026	50,000	42,838
DISH DBS Corp. (Media)		7.375%	07/01/2028	25,000	14,945
DISH DBS Corp. (Media)		5.125%	06/01/2029	75,000	38,654
DISH Network Corp. (Media)	(b)	11.750%	11/15/2027	25,000	26,096
Entegris Escrow Corp. (Media)	(b)	4.750%	04/15/2029	25,000	24,085
Entegris Escrow Corp. (Media)	(b)	5.950%	06/15/2030	50,000	49,702
Gray Escrow II, Inc. (Media)	(b)	5.375%	11/15/2031	75,000	56,587
Gray Television, Inc. (Media)	(b)	4.750%	10/15/2030	50,000	37,638
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	75,000	48,681
iHeartCommunications, Inc. (Media)	(b)	5.250%	08/15/2027	50,000	39,729
Interpublic Group of Cos., Inc. / The (Media)		5.375%	06/15/2033	375,000	380,855
Lamar Media Corp. (Media)		4.875%	01/15/2029	25,000	24,133
Match Group Holdings II LLC (Interactive Media & Svs.)	(b)	5.000%	12/15/2027	100,000	97,646
Meta Platforms, Inc. (Interactive Media & Svs.)		4.450%	08/15/2052	580,000	532,904

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Nexstar Media, Inc. (Media)	(b)	5.625%	07/15/2027	$ 75,000	$ 72,521
Paramount Global (Media)		4.200%	05/19/2032	525,000	468,564
ROBLOX Corp. (Entertainment)	(b)	3.875%	05/01/2030	50,000	44,589
Rogers Communications, Inc. (Wireless Telecom. Svs.)		4.500%	03/15/2042	465,000	410,182
Scripps Escrow, Inc. (Media)	(b)	5.875%	07/15/2027	25,000	22,211
Sinclair Television Group, Inc. (Media)	(b)	5.500%	03/01/2030	50,000	37,506
Sirius XM Radio, Inc. (Media)	(b)	3.875%	09/01/2031	200,000	171,097
Sky Ltd. (Media)	(b)	3.750%	09/16/2024	375,000	370,078
Sprint LLC (Wireless Telecom. Svs.)		7.625%	03/01/2026	50,000	52,236
Stagwell Global LLC (Media)	(b)	5.625%	08/15/2029	150,000	137,965
TEGNA, Inc. (Media)	(b)	4.750%	03/15/2026	25,000	24,316
TEGNA, Inc. (Media)		4.625%	03/15/2028	25,000	23,352
TEGNA, Inc. (Media)		5.000%	09/15/2029	25,000	22,905
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	50,000	46,455
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.500%	04/15/2031	300,000	274,257
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.300%	02/15/2051	500,000	361,215
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.650%	01/15/2053	260,000	270,705
Univision Communications, Inc. (Media)	(b)	8.000%	08/15/2028	50,000	51,581
Univision Communications, Inc. (Media)	(b)	7.375%	06/30/2030	50,000	49,857
UPC Broadband Finco B.V. (Media)	(b)	4.875%	07/15/2031	200,000	176,022
Urban One, Inc. (Media)	(b)	7.375%	02/01/2028	50,000	42,499
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	1,200,000	997,238
Virgin Media Finance PLC (Media)	(b)	5.000%	07/15/2030	200,000	176,332
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	325,000	320,608
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	350,000	341,001
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	150,000	145,613
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	325,000	315,605
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	450,000	361,703
Warnermedia Holdings, Inc. (Media)		4.279%	03/15/2032	600,000	549,122
Warnermedia Holdings, Inc. (Media)		5.050%	03/15/2042	620,000	546,580
					13,659,767
Consumer Discretionary–1.0%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.375%	01/15/2028	50,000	47,754
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.000%	10/15/2030	175,000	156,957
Academy Ltd. (Specialty Retail)	(b)	6.000%	11/15/2027	75,000	73,657
Acushnet Co. (Leisure Products)	(b)	7.375%	10/15/2028	25,000	26,082
Adient Global Holdings Ltd. (Automobile Components)	(b)	7.000%	04/15/2028	25,000	25,841
Adient Global Holdings Ltd. (Automobile Components)	(b)	8.250%	04/15/2031	75,000	79,416
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	675,000	605,206
Affinity Interactive (Hotels, Restaurants & Leisure)	(b)	6.875%	12/15/2027	75,000	66,843
Amazon.com, Inc. (Broadline Retail)		3.875%	08/22/2037	425,000	394,372
Amazon.com, Inc. (Broadline Retail)		2.500%	06/03/2050	825,000	548,805
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	04/01/2025	25,000	24,814
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	02/01/2028	50,000	48,502
Asbury Automotive Group, Inc. (Specialty Retail)	(b)	5.000%	02/15/2032	50,000	45,440
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	50,000	48,105
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	8.125%	07/01/2027	75,000	76,882
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	10/15/2029	50,000	45,100
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	7.000%	02/15/2030	25,000	25,636
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(b)	5.750%	07/01/2025	50,000	49,995
Carnival Corp. (Hotels, Restaurants & Leisure)	(b)	7.000%	08/15/2029	25,000	26,103
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(b)	5.500%	04/01/2027	25,000	24,738
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(b)	6.750%	05/01/2031	25,000	25,373
Clarios Global LP (Automobiles)	(b)	6.750%	05/15/2025	22,000	22,194
Clarios Global LP / Clarios U.S. Finance Co. (Automobile Components)	(b)	8.500%	05/15/2027	175,000	175,610
Daimler Truck Finance North America LLC (Automobiles)	(b)	2.000%	12/14/2026	540,000	496,748
Daimler Truck Finance North America LLC (Automobiles)	(b)	2.375%	12/14/2028	180,000	160,332
Dana Financing Luxembourg SARL (Automobile Components)	(b)	5.750%	04/15/2025	12,000	11,941
Dana, Inc. (Automobile Components)		4.500%	02/15/2032	50,000	43,501
Dornoch Debt Merger Sub, Inc. (Automobile Components)	(b)	6.625%	10/15/2029	100,000	90,157
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		2.950%	03/15/2031	115,000	101,211
Gap, Inc. / The (Specialty Retail)	(b)	3.625%	10/01/2029	25,000	21,375
Gap, Inc. / The (Specialty Retail)	(b)	3.875%	10/01/2031	25,000	20,593
Garda World Security Corp. (Diversified Consumer Svs.)	(b)	9.500%	11/01/2027	175,000	176,426
Gates Global LLC / Gates Corp. (Automobile Components)	(b)	6.250%	01/15/2026	125,000	124,375
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(b)	5.750%	05/01/2028	50,000	50,019
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(b)	3.625%	02/15/2032	50,000	43,635
Home Depot, Inc. / The (Specialty Retail)		3.300%	04/15/2040	950,000	784,768

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
IHO Verwaltungs GmbH (Automobile Components)	(b)(d)	6.000%, 6.750% PIK	05/15/2027	$ 200,000	$ 194,865
JB Poindexter & Co., Inc. (Automobile Components)	(b)	8.750%	12/15/2031	25,000	25,500
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(b)	4.125%	11/15/2029	25,000	22,556
LCM Investments Holdings II LLC (Specialty Retail)	(b)	4.875%	05/01/2029	25,000	23,223
LCM Investments Holdings II LLC (Specialty Retail)	(b)	8.250%	08/01/2031	50,000	52,185
Light & Wonder International, Inc. (Hotels, Restaurants & Leisure)	(b)	7.250%	11/15/2029	50,000	51,196
Light & Wonder International, Inc. (Hotels, Restaurants & Leisure)	(b)	7.500%	09/01/2031	25,000	26,076
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	4.875%	05/01/2029	50,000	46,500
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(b)	8.000%	02/01/2026	150,000	141,563
NCL Corp. Ltd. (Hotels, Restaurants & Leisure)	(b)	8.125%	01/15/2029	25,000	26,115
NCL Corp. Ltd. (Hotels, Restaurants & Leisure)	(b)	7.750%	02/15/2029	50,000	50,303
Ontario Gaming GTA LP (Hotels, Restaurants & Leisure)	(b)	8.000%	08/01/2030	50,000	51,563
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.625%	01/15/2027	25,000	24,237
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	4.125%	07/01/2029	25,000	21,375
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(b)	4.875%	11/01/2026	25,000	23,829
Real Hero Merger Sub 2, Inc. (Automobile Components)	(b)	6.250%	02/01/2029	75,000	64,660
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	5.500%	08/31/2026	50,000	49,507
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(b)	6.625%	03/01/2030	75,000	70,907
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.250%	08/15/2029	50,000	46,741
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.500%	04/15/2027	50,000	48,878
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.500%	02/15/2028	50,000	47,141
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.625%	12/01/2031	50,000	45,084
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(b)	5.625%	03/15/2027	25,000	24,688
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	75,000	70,132
ZF North America Capital, Inc. (Automobile Components)	(b)	6.875%	04/14/2028	150,000	155,440
					6,192,770
Consumer Staples–1.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(b)	5.875%	02/15/2028	75,000	75,050
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	(b)	3.800%	01/25/2050	625,000	474,749
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	800,000	599,197
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	300,000	280,371
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	825,000	633,376
BellRing Brands, Inc. (Personal Care Products)	(b)	7.000%	03/15/2030	75,000	77,623
Coca-Cola Europacific Partners PLC (Beverages)	(b)	1.500%	01/15/2027	600,000	541,351
Coca-Cola Femsa S.A.B. de C.V. (Beverages)		2.750%	01/22/2030	750,000	671,438
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	500,000	398,479
Dollar General Corp. (Consumer Staples Distribution & Retail)		3.875%	04/15/2027	575,000	557,191
Edgewell Personal Care Co. (Personal Care Products)	(b)	5.500%	06/01/2028	25,000	24,531
Edgewell Personal Care Co. (Personal Care Products)	(b)	4.125%	04/01/2029	25,000	22,750
Energizer Holdings, Inc. (Household Products)	(b)	6.500%	12/31/2027	25,000	25,000
Energizer Holdings, Inc. (Household Products)	(b)	4.375%	03/31/2029	75,000	67,131
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	675,000	647,293
Flowers Foods, Inc. (Food Products)		2.400%	03/15/2031	185,000	155,274
Grupo Bimbo S.A.B. de C.V. (Food Products)	(b)	4.875%	06/27/2044	925,000	860,672
Kenvue, Inc. (Personal Care Products)		5.050%	03/22/2028	310,000	317,579
Kenvue, Inc. (Personal Care Products)		4.900%	03/22/2033	400,000	412,316
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	36,000	35,619
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	425,000	370,935
Kroger Co. / The (Consumer Staples Distribution & Retail)		3.950%	01/15/2050	425,000	346,340
Performance Food Group, Inc. (Consumer Staples Distribution & Retail)	(b)	4.250%	08/01/2029	50,000	45,860
Philip Morris International, Inc. (Tobacco)		3.875%	08/21/2042	715,000	585,426
Post Holdings, Inc. (Food Products)	(b)	5.750%	03/01/2027	150,000	148,822
Sysco Corp. (Consumer Staples Distribution & Retail)		4.450%	03/15/2048	725,000	635,713
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(b)	4.750%	02/15/2029	50,000	47,487
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(b)	4.625%	06/01/2030	75,000	69,897
					9,127,470
Energy–2.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.875%	05/15/2026	50,000	51,211
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	03/01/2027	25,000	24,806
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2028	50,000	49,502
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	06/15/2029	75,000	72,103

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	03/01/2030	$ 50,000	$ 47,923
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	75,000	75,187
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2028	50,000	49,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.000%	11/01/2026	25,000	25,158
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	06/30/2029	100,000	93,035
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	500,000	446,802
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	825,000	799,832
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(b)	7.500%	06/15/2030	25,000	25,213
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	525,000	500,196
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		4.250%	04/15/2027	375,000	366,326
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	50,000	47,823
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	25,000	24,403
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	475,000	358,552
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.375%	07/01/2028	50,000	52,197
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.625%	11/01/2030	25,000	26,518
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	04/15/2030	100,000	89,798
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.750%	03/01/2029	100,000	91,451
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	10/15/2025	75,000	74,900
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2033	490,000	523,576
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.375%	06/15/2031	50,000	45,102
Eastern Gas Transmission & Storage, Inc. (Oil, Gas & Consumable Fuels)		3.900%	11/15/2049	150,000	110,522
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	700,000	689,151
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/30/2028	25,000	25,024
Energy Transfer LP (Oil, Gas & Consumable Fuels)	(b)	8.000%	04/01/2029	50,000	52,030
Energy Transfer LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	500,000	464,314
Energy Transfer LP (Oil, Gas & Consumable Fuels)		5.750%	02/15/2033	400,000	412,392
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	50,000	49,542
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.500%	01/15/2029	50,000	47,236
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	01/15/2031	50,000	46,532
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	76,852
Hess Corp. (Oil, Gas & Consumable Fuels)		5.600%	02/15/2041	655,000	687,859
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	5.125%	06/15/2028	50,000	48,240
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	4.250%	02/15/2030	25,000	23,000
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	(b)	5.000%	02/01/2028	75,000	72,735
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		3.250%	08/01/2050	370,000	247,270
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	525,000	468,112
MPLX LP (Oil, Gas & Consumable Fuels)		4.950%	03/14/2052	600,000	533,728
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.250%	01/15/2026	25,000	24,030
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.500%	01/15/2028	25,000	21,619
Nabors Industries, Inc. (Energy Equip. & Svs.)	(b)	9.125%	01/31/2030	50,000	50,203
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	25,000	25,044
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	75,000	79,350
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		2.200%	09/15/2025	175,000	166,300
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.500%	03/15/2050	700,000	586,040
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		7.100%	07/15/2053	350,000	384,729
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	50,000	49,905
Permian Resources Operating LLC (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	50,000	49,966
Phillips 66 (Oil, Gas & Consumable Fuels)		0.900%	02/15/2024	150,000	149,072
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	300,000	295,146
Phillips 66 (Oil, Gas & Consumable Fuels)		4.875%	11/15/2044	375,000	359,199
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		5.150%	06/01/2042	425,000	384,330
Precision Drilling Corp. (Energy Equip. & Svs.)	(b)	6.875%	01/15/2029	50,000	48,217
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	50,000	51,749
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(b)	5.500%	10/15/2029	25,000	23,628
Sitio Royalties Operating Partnership LP / Sitio Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.875%	11/01/2028	25,000	25,906
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	50,000	49,870
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	50,023
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	25,000	24,411
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		4.200%	02/01/2033	505,000	464,314
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	100,000	99,578
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	350,000	344,854
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.050%	02/01/2030	50,000	46,757
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	75,000	65,267
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	600,000	578,304
					12,513,214
Financials–7.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		3.000%	10/29/2028	165,000	150,643
AIA Group Ltd. (Insurance)	(b)	4.950%	04/04/2033	260,000	261,792

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(b)	7.000%	01/15/2031	$ 50,000	$ 52,743
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	25,000	24,844
Ally Financial, Inc. (Rate is fixed until 01/03/2029, at which point, the rate becomes SOFR + 282) (Consumer Finance)	(e)	6.848%	01/03/2030	305,000	313,355
American Express Co. (Consumer Finance)		3.300%	05/03/2027	825,000	788,920
American Honda Finance Corp. (Consumer Finance)		5.800%	10/03/2025	400,000	406,877
AmWINS Group, Inc. (Insurance)	(b)	4.875%	06/30/2029	75,000	68,492
Ardonagh Midco 2 PLC (Insurance)	(b)(d)	11.500%, 12.750% PIK	01/15/2027	200,000	196,916
AssuredPartners, Inc. (Insurance)	(b)	7.000%	08/15/2025	25,000	25,046
AssuredPartners, Inc. (Insurance)	(b)	5.625%	01/15/2029	100,000	93,355
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes TSFR3M + 90) (Banks)	(e)	2.015%	02/13/2026	1,625,000	1,561,489
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(e)	2.592%	04/29/2031	1,900,000	1,637,401
Bank of America Corp. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 132) (Banks)	(e)	2.687%	04/22/2032	650,000	548,880
Bank of America Corp. (Rate is fixed until 04/25/2033, at which point, the rate becomes SOFR + 191) (Banks)	(e)	5.288%	04/25/2034	300,000	300,690
Bank of New York Mellon Corp. / The (Rate is fixed until 06/13/2027, at which point, the rate becomes SOFR + 115) (Capital Markets)	(e)	3.992%	06/13/2028	300,000	292,649
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	425,000	358,507
BroadStreet Partners, Inc. (Insurance)	(b)	5.875%	04/15/2029	200,000	186,690
Capital One Financial Corp. (Rate is fixed until 02/01/2033, at which point, the rate becomes SOFR + 260) (Consumer Finance)	(e)	5.817%	02/01/2034	350,000	348,294
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	425,000	413,461
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes TSFR3M + 116) (Banks)	(e)	3.352%	04/24/2025	825,000	818,680
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(e)	2.666%	01/29/2031	1,800,000	1,561,355
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	725,000	690,119
CNA Financial Corp. (Insurance)		5.500%	06/15/2033	600,000	618,663
Comerica, Inc. (Banks)		3.800%	07/22/2026	475,000	446,540
Corebridge Financial, Inc. (Financial Services)		5.750%	01/15/2034	320,000	327,093
Corebridge Global Funding (Financial Services)	(b)	5.900%	09/19/2028	350,000	360,584
Fidelity National Information Services, Inc. (Financial Services)		4.700%	07/15/2027	300,000	299,979
Fidelity National Information Services, Inc. (Financial Services)		3.100%	03/01/2041	405,000	300,229
Fiserv, Inc. (Financial Services)		3.500%	07/01/2029	425,000	399,852
Fiserv, Inc. (Financial Services)		5.600%	03/02/2033	170,000	177,458
FNB Corp. (Banks)		5.150%	08/25/2025	320,000	317,558
Ford Motor Credit Co. LLC (Consumer Finance)		6.950%	03/06/2026	500,000	512,227
Ford Motor Credit Co. LLC (Consumer Finance)		7.350%	11/04/2027	200,000	210,910
Ford Motor Credit Co. LLC (Consumer Finance)		6.798%	11/07/2028	200,000	209,273
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	375,000	364,659
Ford Motor Credit Co. LLC (Consumer Finance)		7.122%	11/07/2033	200,000	215,487
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	825,000	800,431
General Motors Financial Co., Inc. (Consumer Finance)		5.000%	04/09/2027	360,000	359,190
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	775,000	757,374
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	1,400,000	1,315,402
Goldman Sachs Group, Inc. / The (Rate is fixed until 01/27/2031, at which point, the rate becomes SOFR + 109) (Capital Markets)	(e)	1.992%	01/27/2032	500,000	403,994
GTCR AP Finance, Inc. (Insurance)	(b)	8.000%	05/15/2027	75,000	75,754
GTCR W-2 Merger Sub LLC (Financial Services)	(b)	7.500%	01/15/2031	200,000	211,344
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	975,000	949,102
HUB International Ltd. (Insurance)	(b)	5.625%	12/01/2029	375,000	357,739
HUB International Ltd. (Insurance)	(b)	7.250%	06/15/2030	25,000	26,406
Huntington Bancshares, Inc. (Rate is fixed until 08/04/2027, at which point, the rate becomes SOFR + 197) (Banks)	(e)	4.443%	08/04/2028	650,000	630,033
Jefferies Financial Group, Inc. (Capital Markets)		2.750%	10/15/2032	380,000	311,242
John Deere Capital Corp. (Consumer Finance)		5.050%	03/03/2026	450,000	456,702
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	900,000	862,713
Jones Deslauriers Insurance Management, Inc. (Insurance)	(b)	8.500%	03/15/2030	50,000	52,506
Jones Deslauriers Insurance Management, Inc. (Insurance)	(b)	10.500%	12/15/2030	50,000	52,695
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	525,000	513,961
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(e)	2.522%	04/22/2031	900,000	778,263
JPMorgan Chase & Co. (Rate is fixed until 11/19/2030, at which point, the rate becomes TSFR3M + 111) (Banks)	(e)	1.764%	11/19/2031	100,000	81,045
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes TSFR3M + 125) (Banks)	(e)	2.580%	04/22/2032	100,000	84,584

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
JPMorgan Chase & Co. (Rate is fixed until 01/25/2032, at which point, the rate becomes SOFR + 126) (Banks)	(e)	2.963%	01/25/2033	$ 1,200,000	$ 1,028,205
JPMorgan Chase & Co. (Rate is fixed until 09/14/2032, at which point, the rate becomes SOFR + 258) (Banks)	(e)	5.717%	09/14/2033	300,000	310,410
JPMorgan Chase & Co. (Rate is fixed until 06/01/2033, at which point, the rate becomes SOFR + 185) (Banks)	(e)	5.350%	06/01/2034	400,000	405,694
JPMorgan Chase & Co. (Rate is fixed until 10/23/2033, at which point, the rate becomes SOFR + 181) (Banks)	(e)	6.254%	10/23/2034	100,000	108,399
Lincoln National Corp. (Insurance)		3.400%	01/15/2031	60,000	53,767
M&T Bank Corp. (Rate is fixed until 10/30/2028, at which point, the rate becomes SOFR + 280) (Banks)	(e)	7.413%	10/30/2029	225,000	242,016
M&T Bank Corp. (Rate is fixed until 01/27/2033, at which point, the rate becomes SOFR + 185) (Banks)	(e)	5.053%	01/27/2034	400,000	379,001
Mercedes-Benz Finance North America LLC (Consumer Finance)	(b)	4.800%	03/30/2026	600,000	600,213
MetLife, Inc. (Insurance)		5.375%	07/15/2033	400,000	416,989
Metropolitan Life Global Funding I (Insurance)	(b)	5.150%	03/28/2033	230,000	233,993
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	775,000	799,214
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes TSFR3M + 140) (Capital Markets)	(e)	3.772%	01/24/2029	750,000	715,262
Morgan Stanley (Rate is fixed until 02/13/2031, at which point, the rate becomes SOFR + 103) (Capital Markets)	(e)	1.794%	02/13/2032	295,000	235,564
Morgan Stanley (Rate is fixed until 04/28/2031, at which point, the rate becomes SOFR + 102) (Capital Markets)	(e)	1.928%	04/28/2032	250,000	201,031
Morgan Stanley (Rate is fixed until 07/20/2032, at which point, the rate becomes SOFR + 208) (Capital Markets)	(e)	4.889%	07/20/2033	440,000	429,031
Morgan Stanley (Rate is fixed until 04/21/2033, at which point, the rate becomes SOFR + 187) (Capital Markets)	(e)	5.250%	04/21/2034	195,000	194,980
Morgan Stanley (Rate is fixed until 07/21/2033, at which point, the rate becomes SOFR + 188) (Capital Markets)	(e)	5.424%	07/21/2034	100,000	101,488
Navient Corp. (Consumer Finance)		4.875%	03/15/2028	75,000	69,679
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	50,000	46,107
NCR Atleos Corp. (Financial Services)	(b)	9.500%	04/01/2029	50,000	53,125
NFP Corp. (Insurance)	(b)	6.875%	08/15/2028	200,000	203,320
NFP Corp. (Insurance)	(b)	7.500%	10/01/2030	25,000	26,607
Northern Trust Corp. (Capital Markets)		6.125%	11/02/2032	380,000	408,057
PNC Bank N.A. (Banks)		3.875%	04/10/2025	475,000	465,019
PNC Financial Services Group, Inc. / The (Rate is fixed until 06/06/2032, at which point, the rate becomes SOFRINDX + 185) (Banks)	(e)	4.626%	06/06/2033	830,000	782,642
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	575,000	454,159
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	100,000	100,764
Regions Financial Corp. (Banks)		2.250%	05/18/2025	345,000	328,796
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(b)	2.875%	10/15/2026	50,000	46,125
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(b)	3.625%	03/01/2029	75,000	67,881
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(b)	4.000%	10/15/2033	50,000	42,476
Ryan Specialty LLC (Insurance)	(b)	4.375%	02/01/2030	50,000	46,375
S&P Global, Inc. (Capital Markets)		2.900%	03/01/2032	390,000	348,106
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	181,357
Synovus Bank (Banks)		5.625%	02/15/2028	300,000	288,239
Toyota Motor Credit Corp. (Consumer Finance)		3.950%	06/30/2025	600,000	592,833
Travelers Cos., Inc. / The (Insurance)		5.450%	05/25/2053	180,000	194,091
Truist Financial Corp. (Rate is fixed until 10/28/2025, at which point, the rate becomes SOFR + 163) (Banks)	(e)	5.900%	10/28/2026	500,000	504,109
Truist Financial Corp. (Rate is fixed until 01/26/2033, at which point, the rate becomes SOFR + 185) (Banks)	(e)	5.122%	01/26/2034	100,000	96,830
Truist Financial Corp. (Rate is fixed until 06/08/2033, at which point, the rate becomes SOFR + 236) (Banks)	(e)	5.867%	06/08/2034	250,000	255,023
U.S. Bancorp (Rate is fixed until 07/22/2032, at which point, the rate becomes SOFR + 211) (Banks)	(e)	4.967%	07/22/2033	550,000	521,244
U.S. Bancorp (Rate is fixed until 06/10/2033, at which point, the rate becomes SOFR + 226) (Banks)	(e)	5.836%	06/12/2034	400,000	412,610
United Wholesale Mortgage LLC (Financial Services)	(b)	5.500%	11/15/2025	175,000	173,894
USI Inc. (Insurance)	(b)	7.500%	01/15/2032	125,000	127,975
Wells Fargo & Co. (Rate is fixed until 07/25/2028, at which point, the rate becomes SOFR + 174) (Banks)	(e)	5.574%	07/25/2029	250,000	255,267
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes TSFR3M + 126) (Banks)	(e)	2.572%	02/11/2031	1,550,000	1,339,386
Wells Fargo & Co. (Rate is fixed until 07/25/2032, at which point, the rate becomes SOFR + 210) (Banks)	(e)	4.897%	07/25/2033	550,000	535,796

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Wells Fargo & Co. (Rate is fixed until 04/24/2033, at which point, the rate becomes SOFR + 202) (Banks)	(e)	5.389%	04/24/2034	$ 150,000	$ 150,652
Wells Fargo & Co. (Rate is fixed until 10/23/2033, at which point, the rate becomes SOFR + 206) (Banks)	(e)	6.491%	10/23/2034	200,000	217,578
					40,733,569
Health Care–2.5%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	475,000	467,990
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(b)	5.750%	07/15/2029	50,000	43,516
Alcon Finance Corp. (Health Care Equip. & Supplies)	(b)	2.600%	05/27/2030	600,000	520,096
Amgen, Inc. (Biotechnology)		5.250%	03/02/2033	340,000	348,579
Amgen, Inc. (Biotechnology)		3.375%	02/21/2050	500,000	372,215
Amgen, Inc. (Biotechnology)		5.650%	03/02/2053	340,000	357,709
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	710,000	681,968
AstraZeneca PLC (Pharmaceuticals)		1.375%	08/06/2030	225,000	187,049
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	4.625%	07/15/2028	75,000	72,486
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	3.875%	11/01/2029	25,000	22,703
Bausch Health Americas, Inc. (Pharmaceuticals)	(b)	8.500%	01/31/2027	50,000	27,441
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.125%	02/01/2027	25,000	16,875
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.250%	02/15/2029	50,000	22,131
Bayer U.S. Finance LLC (Pharmaceuticals)	(b)	3.375%	10/08/2024	775,000	759,380
Becton Dickinson & Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	264,000	246,700
Becton Dickinson & Co. (Health Care Equip. & Supplies)		3.794%	05/20/2050	168,000	136,867
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	825,000	579,284
Bristol-Myers Squibb Co. (Pharmaceuticals)		0.750%	11/13/2025	245,000	228,627
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.900%	02/20/2028	925,000	908,934
Bristol-Myers Squibb Co. (Pharmaceuticals)		4.250%	10/26/2049	275,000	238,636
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	100,000	96,355
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.625%	03/15/2027	25,000	23,228
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	6.125%	04/01/2030	50,000	32,372
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.250%	05/15/2030	75,000	62,726
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	525,000	501,387
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	550,000	459,357
Danaher Corp. (Life Sciences Tools & Svs.)		2.600%	10/01/2050	770,000	515,920
Elevance Health, Inc. (Health Care Providers & Svs.)		4.750%	02/15/2033	530,000	530,182
Embecta Corp. (Health Care Equip. & Supplies)	(b)	6.750%	02/15/2030	50,000	43,500
Garden Spinco Corp. (Health Care Equip. & Supplies)	(b)	8.625%	07/20/2030	25,000	26,703
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)		6.377%	11/22/2052	405,000	470,263
Gilead Sciences, Inc. (Biotechnology)		5.250%	10/15/2033	165,000	171,975
Grifols SA (Biotechnology)	(b)	4.750%	10/15/2028	200,000	181,374
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	75,000	75,344
HCA, Inc. (Health Care Providers & Svs.)		5.200%	06/01/2028	90,000	90,924
HCA, Inc. (Health Care Providers & Svs.)		3.500%	07/15/2051	600,000	422,503
HealthEquity, Inc. (Health Care Providers & Svs.)	(b)	4.500%	10/01/2029	75,000	69,638
LifePoint Health, Inc. (Health Care Providers & Svs.)	(b)	5.375%	01/15/2029	75,000	55,459
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	3.875%	04/01/2029	50,000	45,207
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	5.250%	10/01/2029	175,000	164,951
Pfizer Investment Enterprises Pte Ltd. (Pharmaceuticals)		4.450%	05/19/2028	350,000	349,819
Pfizer Investment Enterprises Pte Ltd. (Pharmaceuticals)		4.750%	05/19/2033	350,000	350,786
Pfizer Investment Enterprises Pte Ltd. (Pharmaceuticals)		5.300%	05/19/2053	275,000	280,743
Prestige Brands, Inc. (Pharmaceuticals)	(b)	5.125%	01/15/2028	75,000	72,835
Regeneron Pharmaceuticals, Inc. (Biotechnology)		2.800%	09/15/2050	702,000	462,641
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	450,000	438,976
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	350,000	299,906
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		3.025%	07/09/2040	650,000	499,560
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.875%	01/01/2026	75,000	74,155
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.125%	10/01/2028	75,000	74,788
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.250%	06/01/2029	25,000	23,275
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	6.750%	05/15/2031	25,000	25,551
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1.215%	10/18/2024	350,000	338,853
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5.050%	04/15/2053	500,000	505,088
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	725,000	519,946
					14,595,476
Industrials–3.5%
Air Lease Corp. (Trading Companies & Distributors)		5.850%	12/15/2027	520,000	533,442
Airbus SE (Aerospace & Defense)	(b)	3.150%	04/10/2027	800,000	764,855
Allegion PLC (Building Products)		3.500%	10/01/2029	825,000	762,173
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.625%	07/15/2026	50,000	49,737
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	200,000	163,059

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	4.000%	01/15/2028	$ 25,000	$ 23,657
Ashtead Capital, Inc. (Trading Companies & Distributors)	(b)	5.550%	05/30/2033	405,000	400,728
BAE Systems PLC (Aerospace & Defense)	(b)	3.000%	09/15/2050	700,000	494,095
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(b)	7.625%	05/01/2027	125,000	120,533
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(b)	6.500%	08/01/2030	25,000	25,562
Boeing Co. / The (Aerospace & Defense)		2.196%	02/04/2026	1,025,000	968,509
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	250,000	225,232
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	350,000	362,443
Burlington Northern Santa Fe LLC (Ground Transportation)		3.000%	04/01/2025	475,000	464,505
Burlington Northern Santa Fe LLC (Ground Transportation)		5.200%	04/15/2054	350,000	364,264
Camelot Return Merger Sub, Inc. (Building Products)	(b)	8.750%	08/01/2028	25,000	25,376
Canadian Pacific Railway Co. (Ground Transportation)		1.750%	12/02/2026	90,000	83,010
Canadian Pacific Railway Co. (Ground Transportation)		2.050%	03/05/2030	175,000	149,768
Canadian Pacific Railway Co. (Ground Transportation)		3.000%	12/02/2041	75,000	66,935
Canadian Pacific Railway Co. (Ground Transportation)		3.500%	05/01/2050	675,000	518,213
Carrier Global Corp. (Building Products)	(b)	5.900%	03/15/2034	130,000	140,607
Carrier Global Corp. (Building Products)	(b)	6.200%	03/15/2054	110,000	127,157
Clarivate Science Holdings Corp. (Professional Svs.)	(b)	4.875%	07/01/2029	100,000	93,833
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	625,000	602,073
Concentrix Corp. (Professional Svs.)		6.650%	08/02/2026	245,000	251,126
Cornerstone Building Brands, Inc. (Building Products)	(b)	6.125%	01/15/2029	25,000	20,500
CP Atlas Buyer, Inc. (Building Products)	(b)	7.000%	12/01/2028	50,000	43,527
Dun & Bradstreet Corp. / The (Professional Svs.)	(b)	5.000%	12/15/2029	50,000	46,641
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	750,000	715,566
ERAC U.S.A. Finance LLC (Ground Transportation)	(b)	3.850%	11/15/2024	650,000	640,570
ERAC U.S.A. Finance LLC (Ground Transportation)	(b)	4.600%	05/01/2028	150,000	149,065
ERAC U.S.A. Finance LLC (Ground Transportation)	(b)	4.900%	05/01/2033	215,000	214,710
Experian Finance PLC (Professional Svs.)	(b)	4.250%	02/01/2029	350,000	346,569
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(b)	6.000%	03/01/2029	125,000	112,391
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	4.625%	02/15/2027	50,000	48,209
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	50,000	44,819
General Dynamics Corp. (Aerospace & Defense)		1.150%	06/01/2026	745,000	688,837
GXO Logistics, Inc. (Air Freight & Logistics)		2.650%	07/15/2031	670,000	549,372
GYP Holdings III Corp. (Building Products)	(b)	4.625%	05/01/2029	75,000	68,468
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(b)	3.875%	12/15/2028	50,000	45,466
HEICO Corp. (Aerospace & Defense)		5.350%	08/01/2033	400,000	409,502
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	440,000	420,045
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	370,000	281,178
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	850,000	803,548
Interface, Inc. (Commercial Svs. & Supplies)	(b)	5.500%	12/01/2028	50,000	46,214
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	4.125%	06/30/2028	25,000	22,729
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	5.875%	06/30/2029	100,000	88,108
Masco Corp. (Building Products)		3.500%	11/15/2027	350,000	332,141
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(b)	5.500%	02/01/2030	25,000	22,125
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	825,000	788,352
Penske Truck Leasing Co. LP / PTL Finance Corp. (Ground Transportation)	(b)	3.450%	07/01/2024	500,000	493,917
RTX Corp. (Aerospace & Defense)		5.150%	02/27/2033	680,000	693,019
Ryder System, Inc. (Ground Transportation)		5.250%	06/01/2028	650,000	658,451
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(b)	7.625%	04/01/2026	50,000	50,673
SPX FLOW, Inc. (Machinery)	(b)	8.750%	04/01/2030	75,000	75,000
SS&C Technologies, Inc. (Professional Svs.)	(b)	5.500%	09/30/2027	100,000	98,573
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	600,000	575,829
TransDigm, Inc. (Aerospace & Defense)	(b)	6.250%	03/15/2026	75,000	74,870
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	200,000	195,945
TransDigm, Inc. (Aerospace & Defense)	(b)	6.750%	08/15/2028	25,000	25,577
TransDigm, Inc. (Aerospace & Defense)	(b)	6.875%	12/15/2030	25,000	25,750
Union Pacific Corp. (Ground Transportation)		2.375%	05/20/2031	585,000	508,532
United Parcel Service, Inc. (Air Freight & Logistics)		4.875%	03/03/2033	450,000	467,087
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	75,000	73,218
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	25,000	24,616
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	25,000	22,715
Valmont Industries, Inc. (Construction & Engineering)		5.000%	10/01/2044	40,000	35,976
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	600,000	585,301
Watco Cos. LLC / Watco Finance Corp. (Ground Transportation)	(b)	6.500%	06/15/2027	50,000	50,000
WESCO Distribution, Inc. (Trading Companies & Distributors)	(b)	7.250%	06/15/2028	100,000	102,782
White Cap Buyer LLC (Building Products)	(b)	6.875%	10/15/2028	50,000	48,401
White Cap Parent LLC (Building Products)	(b)(d)	8.250%, 9.000% PIK	03/15/2026	50,000	49,768
Xylem, Inc. (Machinery)		2.250%	01/30/2031	705,000	603,951
					20,269,495

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology–1.5%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	$ 600,000	$ 574,521
Apple, Inc. (Tech. Hardware, Storage & Periph.)		4.000%	05/10/2028	625,000	623,544
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.375%	02/08/2041	475,000	347,142
AthenaHealth Group, Inc. (Software)	(b)	6.500%	02/15/2030	175,000	158,756
Boxer Parent Co., Inc. (Software)	(b)	9.125%	03/01/2026	50,000	49,890
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	285,000	272,226
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.469%	04/15/2034	510,000	443,703
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.187%	11/15/2036	15,000	12,155
Capstone Borrower, Inc. (Software)	(b)	8.000%	06/15/2030	50,000	52,018
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		2.670%	12/01/2026	480,000	449,146
Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc. (Software)	(b)	8.000%	06/15/2029	50,000	52,188
Central Parent, Inc. / CDK Global, Inc. (Software)	(b)	7.250%	06/15/2029	75,000	76,489
Cloud Software Group, Inc. (Software)	(b)	6.500%	03/31/2029	50,000	47,622
Cloud Software Group, Inc. (Software)	(b)	9.000%	09/30/2029	50,000	47,523
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(b)	5.000%	12/15/2029	100,000	94,976
Consensus Cloud Solutions, Inc. (Software)	(b)	6.000%	10/15/2026	25,000	23,771
Consensus Cloud Solutions, Inc. (Software)	(b)	6.500%	10/15/2028	50,000	45,353
Elastic N.V. (Software)	(b)	4.125%	07/15/2029	50,000	45,912
Fortinet, Inc. (Software)		1.000%	03/15/2026	670,000	614,153
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(b)	5.250%	12/01/2027	25,000	24,498
Leidos, Inc. (IT Svs.)		3.625%	05/15/2025	220,000	214,292
Leidos, Inc. (IT Svs.)		4.375%	05/15/2030	525,000	502,627
McAfee Corp. (Software)	(b)	7.375%	02/15/2030	175,000	159,819
NCR Voyix Corp. (Software)	(b)	5.000%	10/01/2028	25,000	23,632
NCR Voyix Corp. (Software)	(b)	5.250%	10/01/2030	50,000	45,919
Open Text Corp. (Software)	(b)	6.900%	12/01/2027	25,000	25,991
Open Text Corp. (Software)	(b)	3.875%	12/01/2029	50,000	44,842
Oracle Corp. (Software)		6.250%	11/09/2032	600,000	652,731
Oracle Corp. (Software)		3.600%	04/01/2050	700,000	518,495
Rocket Software, Inc. (Software)	(b)	6.500%	02/15/2029	75,000	65,250
Roper Technologies, Inc. (Software)		1.000%	09/15/2025	525,000	490,728
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	8.250%	12/15/2029	25,000	26,963
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		9.625%	12/01/2032	39,000	44,597
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1.800%	06/01/2026	50,000	46,330
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		6.100%	03/15/2033	350,000	374,570
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(b)	4.000%	03/01/2029	75,000	68,132
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	660,000	565,662
VMware LLC (Software)		1.400%	08/15/2026	240,000	219,524
VMware LLC (Software)		2.200%	08/15/2031	190,000	157,436
Vontier Corp. (Electronic Equip., Instr. & Comp.)		1.800%	04/01/2026	465,000	427,661
					8,730,787
Materials–0.9%
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	275,000	256,004
Anglo American Capital PLC (Metals & Mining)	(b)	2.875%	03/17/2031	775,000	659,091
ARD Finance SA (Containers & Packaging)	(b)(d)	6.500%, 7.250% PIK	06/30/2027	200,000	93,436
Ball Corp. (Containers & Packaging)		6.875%	03/15/2028	25,000	25,973
Ball Corp. (Containers & Packaging)		6.000%	06/15/2029	25,000	25,529
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	25,000	21,555
Clearwater Paper Corp. (Paper & Forest Products)	(b)	4.750%	08/15/2028	100,000	92,700
Cleveland-Cliffs, Inc. (Metals & Mining)	(b)	4.875%	03/01/2031	50,000	45,178
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(b)	8.750%	04/15/2030	275,000	256,401
Coeur Mining, Inc. (Metals & Mining)	(b)	5.125%	02/15/2029	50,000	46,006
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)		4.250%	09/30/2026	25,000	24,250
Element Solutions, Inc. (Chemicals)	(b)	3.875%	09/01/2028	50,000	46,032
Glencore Funding LLC (Metals & Mining)	(b)	1.625%	04/27/2026	475,000	440,287
Glencore Funding LLC (Metals & Mining)	(b)	3.375%	09/23/2051	400,000	281,711
Graphic Packaging International LLC (Containers & Packaging)	(b)	3.500%	03/01/2029	50,000	45,019
International Flavors & Fragrances, Inc. (Chemicals)	(b)	1.832%	10/15/2027	450,000	394,327
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(b)	7.875%	08/15/2026	50,000	50,884
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(b)	9.250%	04/15/2027	25,000	24,539
OI European Group B.V. (Containers & Packaging)	(b)	4.750%	02/15/2030	50,000	46,760
Olympus Water U.S. Holding Corp. (Chemicals)	(b)	9.750%	11/15/2028	200,000	212,279
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	6.625%	05/13/2027	38,000	38,005
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	7.250%	05/15/2031	25,000	25,347
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	675,000	665,306
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(b)	6.750%	05/15/2026	25,000	8,000
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	475,000	468,014
Sealed Air Corp. (Containers & Packaging)	(b)	4.000%	12/01/2027	50,000	46,928

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Sealed Air Corp. / Sealed Air Corp. U.S. (Containers & Packaging)	(b)	7.250%	02/15/2031	$ 25,000	$ 26,508
SRS Distribution, Inc. (Construction Materials)	(b)	6.125%	07/01/2029	25,000	23,701
SRS Distribution, Inc. (Construction Materials)	(b)	6.000%	12/01/2029	125,000	116,551
Standard Industries, Inc. (Construction Materials)	(b)	5.000%	02/15/2027	125,000	121,867
Trivium Packaging Finance B.V. (Containers & Packaging)	(b)	8.500%	08/15/2027	225,000	220,612
W.R. Grace Holdings LLC (Chemicals)	(b)	4.875%	06/15/2027	25,000	24,053
W.R. Grace Holdings LLC (Chemicals)	(b)	5.625%	08/15/2029	50,000	43,998
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	600,000	578,578
					5,495,429
Real Estate–1.3%
Alexandria Real Estate Equities, Inc. (Office REITs)		1.875%	02/01/2033	930,000	723,974
American Tower Corp. (Specialized REITs)		2.700%	04/15/2031	650,000	558,161
AvalonBay Communities, Inc. (Residential REITs)		3.350%	05/15/2027	725,000	692,281
Boston Properties LP (Office REITs)		3.650%	02/01/2026	650,000	625,610
Crown Castle, Inc. (Specialized REITs)		3.250%	01/15/2051	800,000	558,996
Healthcare Realty Holdings LP (Health Care REITs)		2.000%	03/15/2031	525,000	420,188
Iron Mountain, Inc. (Specialized REITs)	(b)	7.000%	02/15/2029	50,000	51,394
Kimco Realty OP LLC (Retail REITs)		2.700%	10/01/2030	550,000	475,365
Mid-America Apartments LP (Residential REITs)		4.000%	11/15/2025	725,000	712,223
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(b)	5.000%	08/15/2027	25,000	24,165
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(b)	4.250%	01/15/2029	50,000	45,118
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(b)	7.375%	02/15/2031	25,000	26,254
Piedmont Operating Partnership LP (Office REITs)		2.750%	04/01/2032	300,000	208,460
Regency Centers LP (Retail REITs)		2.950%	09/15/2029	800,000	717,336
RHP Hotel Properties LP / RHP Finance Corp. (Hotel & Resort REITs)	(b)	7.250%	07/15/2028	50,000	51,984
UDR, Inc. (Residential REITs)		3.500%	01/15/2028	725,000	682,423
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(b)	4.625%	06/15/2025	75,000	73,669
Welltower OP LLC (Health Care REITs)		4.250%	04/01/2026	475,000	467,662
WP Carey, Inc. (Diversified REITs)		3.850%	07/15/2029	350,000	328,394
					7,443,657
Utilities–2.3%
Ameren Corp. (Multi-Utilities)		1.750%	03/15/2028	1,000,000	883,438
American Electric Power Co., Inc. (Electric Utilities)		2.031%	03/15/2024	335,000	332,247
American Electric Power Co., Inc. (Electric Utilities)		5.625%	03/01/2033	380,000	395,880
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	50,000	49,298
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	370,000	310,931
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	4.500%	02/15/2028	25,000	23,779
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	5.125%	03/15/2028	50,000	47,939
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	5.000%	02/01/2031	50,000	45,836
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	3.750%	03/01/2031	25,000	21,927
Constellation Energy Generation LLC (Electric Utilities)		5.800%	03/01/2033	400,000	420,430
Constellation Energy Generation LLC (Electric Utilities)		6.125%	01/15/2034	90,000	96,308
Constellation Energy Generation LLC (Electric Utilities)		6.500%	10/01/2053	65,000	73,301
Dominion Energy, Inc. (Multi-Utilities)		1.450%	04/15/2026	670,000	621,038
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	650,000	500,821
Duke Energy Corp. (Electric Utilities)		4.200%	06/15/2049	725,000	589,671
Electricite de France SA (Electric Utilities)	(b)	6.250%	05/23/2033	445,000	481,573
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	400,000	385,392
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	400,000	329,084
Emerald Debt Merger Sub LLC (Electric Utilities)	(b)	6.625%	12/15/2030	75,000	76,603
Enel Finance International N.V. (Electric Utilities)	(b)	2.250%	07/12/2031	750,000	609,317
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	670,000	644,011
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	1,175,000	1,120,911
Exelon Corp. (Electric Utilities)		4.100%	03/15/2052	55,000	44,465
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	215,982
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	450,000	450,488
National Fuel Gas Co. (Gas Utilities)		2.950%	03/01/2031	270,000	226,014
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	600,000	577,808
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	600,000	513,257
NextEra Energy Operating Partners LP (Electric Utilities)	(b)	7.250%	01/15/2029	25,000	26,173
NiSource, Inc. (Multi-Utilities)		5.250%	03/30/2028	105,000	107,060
NiSource, Inc. (Multi-Utilities)		5.400%	06/30/2033	500,000	515,539
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	50,000	49,816
NRG Energy, Inc. (Electric Utilities)	(b)	3.875%	02/15/2032	3,000	2,568
PPL Capital Funding, Inc. (Electric Utilities)		3.100%	05/15/2026	200,000	191,683
Puget Energy, Inc. (Electric Utilities)		2.379%	06/15/2028	685,000	612,267
Sempra (Multi-Utilities)		3.700%	04/01/2029	590,000	562,100

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Utilities (continued)
Southern Co. / The (Rate is fixed until 01/15/2026, at which point, the rate becomes H15T5Y + 373) (Electric Utilities)	(e)	4.000%	01/15/2051	$ 700,000	$ 665,590
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	50,000	49,749
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(b)	5.000%	06/01/2031	25,000	22,665
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(b)	5.000%	01/31/2028	75,000	72,856
TransAlta Corp. (Ind. Power & Renewable Elec.)		7.750%	11/15/2029	50,000	53,104
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.500%	09/01/2026	75,000	74,046
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	7.750%	10/15/2031	50,000	51,929
WEC Energy Group, Inc. (Multi-Utilities)		0.800%	03/15/2024	220,000	217,755
WEC Energy Group, Inc. (Multi-Utilities)		2.200%	12/15/2028	190,000	169,010
					13,531,659
Total Corporate Bonds (Cost $168,365,645)					$152,293,293

U.S. Government Agency Mortgage-Backed Securities–24.6%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BM4333	3.500%	12/01/2047	$ 897,453	$ 841,515
Fannie Mae Pool FN BN6715	4.000%	06/01/2049	2,618,365	2,518,398
Fannie Mae Pool FN BP2797	2.500%	05/01/2050	1,358,837	1,165,535
Fannie Mae Pool FN BP6700	2.500%	09/01/2050	3,666,537	3,169,716
Fannie Mae Pool FN BP8188	2.000%	09/01/2050	5,821,469	4,788,329
Fannie Mae Pool FN BQ4558	2.000%	03/01/2051	1,941,856	1,593,895
Fannie Mae Pool FN BR1844	2.500%	01/01/2051	1,060,413	913,594
Fannie Mae Pool FN BR4390	2.000%	03/01/2051	3,386,491	2,778,981
Fannie Mae Pool FN BR9750	2.000%	04/01/2051	3,425,570	2,806,252
Fannie Mae Pool FN BT7183	2.500%	08/01/2051	1,477,292	1,264,812
Fannie Mae Pool FN BU3058	2.500%	12/01/2051	5,675,333	4,826,234
Fannie Mae Pool FN BW7264	5.500%	11/01/2052	2,749,350	2,768,088
Fannie Mae Pool FN BW7449	5.000%	11/01/2052	973,284	963,670
Fannie Mae Pool FN BW9916	5.000%	10/01/2052	702,341	696,192
Fannie Mae Pool FN BX5678	5.500%	01/01/2053	1,494,424	1,503,285
Fannie Mae Pool FN CA4819	4.000%	12/01/2049	914,395	876,908
Fannie Mae Pool FN CA5348	3.500%	03/01/2050	1,407,063	1,309,350
Fannie Mae Pool FN CA5706	2.500%	05/01/2050	1,755,323	1,508,690
Fannie Mae Pool FN CA6998	3.000%	09/01/2050	2,726,721	2,432,070
Fannie Mae Pool FN CA8118	2.000%	12/01/2050	1,698,972	1,396,651
Fannie Mae Pool FN CA9293	2.500%	02/01/2051	2,250,408	1,930,718
Fannie Mae Pool FN CA9390	2.500%	03/01/2051	2,781,019	2,365,534
Fannie Mae Pool FN CB1867	2.500%	10/01/2051	5,038,465	4,288,662
Fannie Mae Pool FN CB3026	3.500%	03/01/2052	2,650,031	2,430,423
Fannie Mae Pool FN CB3335	4.500%	04/01/2052	4,524,368	4,461,202
Fannie Mae Pool FN CB3586	3.000%	05/01/2052	3,564,291	3,153,514
Fannie Mae Pool FN FM2778	3.000%	03/01/2050	1,982,423	1,774,764
Fannie Mae Pool FN FM3734	3.500%	09/01/2049	1,048,052	982,474
Fannie Mae Pool FN FM3919	4.000%	05/01/2049	644,045	624,741
Fannie Mae Pool FN FM4122	2.000%	08/01/2050	5,962,251	4,956,180
Fannie Mae Pool FN FM4317	3.000%	09/01/2050	2,568,155	2,291,719
Fannie Mae Pool FN FM4532	3.000%	09/01/2050	2,939,743	2,626,361
Fannie Mae Pool FN FM6708	2.500%	01/01/2051	2,953,223	2,544,339
Fannie Mae Pool FN FM7293	2.500%	05/01/2051	1,161,885	999,336
Fannie Mae Pool FN FM7706	3.500%	08/01/2050	2,920,564	2,718,513
Fannie Mae Pool FN FS2041	2.000%	08/01/2051	3,675,708	3,010,945
Fannie Mae Pool FN FS2099	1.500%	04/01/2052	1,241,606	968,408
Fannie Mae Pool FN FS3024	4.000%	09/01/2052	1,550,285	1,467,196
Fannie Mae Pool FN FS3813	4.500%	11/01/2052	1,147,084	1,112,279
Fannie Mae Pool FN MA4138	1.500%	09/01/2050	4,042,713	3,161,623
Fannie Mae Pool FN MA4255	2.000%	02/01/2051	1,540,064	1,264,823
Fannie Mae Pool FN MA4593	4.000%	03/01/2052	738,400	698,142
Fannie Mae Pool FN MA4597	2.000%	05/01/2052	6,667,459	5,455,379
Fannie Mae Pool FN MA4732	4.000%	09/01/2052	1,882,221	1,780,321
Fannie Mae Pool FN MA4804	4.000%	11/01/2052	774,761	732,758
Fannie Mae Pool FN MA5167	6.500%	10/01/2053	1,451,821	1,487,706
Freddie Mac Pool FR QF1237	5.000%	10/01/2052	2,563,278	2,538,822
Freddie Mac Pool FR QF1648	5.000%	10/01/2052	769,333	762,207
Freddie Mac Pool FR QF2557	4.500%	10/01/2052	258,535	250,690
Freddie Mac Pool FR QF5585	4.500%	11/01/2052	755,175	732,598
Freddie Mac Pool FR RA3575	2.000%	09/01/2050	5,396,597	4,435,237
Freddie Mac Pool FR RA5761	2.000%	06/01/2051	2,215,123	1,815,909
Freddie Mac Pool FR RA7279	3.500%	05/01/2052	2,623,729	2,407,369
Freddie Mac Pool FR SD0451	3.000%	10/01/2050	820,668	727,781

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Freddie Mac Pool FR SD0625	2.500%	05/01/2051	$ 1,985,815	$ 1,700,019
Freddie Mac Pool FR SD0977	3.500%	02/01/2052	5,228,726	4,840,292
Freddie Mac Pool FR SD1966	4.000%	11/01/2052	942,817	891,765
Freddie Mac Pool FR SD2018	3.000%	11/01/2050	1,732,050	1,534,750
Freddie Mac Pool FR SD7505	4.500%	08/01/2049	674,780	668,074
Freddie Mac Pool FR SD8104	1.500%	11/01/2050	1,969,615	1,536,590
Freddie Mac Pool FR SD8121	2.000%	01/01/2051	1,516,257	1,246,773
Freddie Mac Pool FR SD8148	3.000%	05/01/2051	2,794,367	2,477,016
Freddie Mac Pool FR SD8210	4.000%	03/01/2052	744,182	703,950
Freddie Mac Pool FR SD8211	2.000%	05/01/2052	6,052,500	4,950,401
Freddie Mac Pool FR SD8214	3.500%	05/01/2052	590,538	541,822
Freddie Mac Pool FR SD8275	4.500%	12/01/2052	624,125	605,188
Freddie Mac Pool FR SD8368	6.000%	10/01/2053	1,952,832	1,982,835
Freddie Mac Pool FR ZT1257	3.000%	01/01/2046	661,790	608,262
Ginnie Mae II Pool G2 MA6866	3.000%	09/20/2050	1,251,400	1,138,854
Ginnie Mae II Pool G2 MA8800	5.000%	04/20/2053	3,125,494	3,104,935
Ginnie Mae II Pool G2 MA8948	5.500%	06/20/2053	1,477,629	1,488,504
Ginnie Mae II Pool G2 MA8949	6.000%	06/20/2053	975,229	991,844
Total U.S. Government Agency Mortgage-Backed Securities (Cost $157,726,061)				$144,092,712

Investment Companies–6.3%		Shares	Value
Federated Hermes Core Trust - Bank Loan Core Fund (Acquired 06/28/2021, Cost $746,662)	(f)(g)	77,055	$ 674,230
Federated Hermes Core Trust - Emerging Markets Core Fund (Acquired 06/28/2021 through 11/13/2023, Cost $14,222,731)	(f)(g)	1,695,869	13,990,915
Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund (Acquired 05/01/2020 through 08/28/2023, Cost $22,222,113)	(g)(h)	2,520,211	22,152,653
Total Investment Companies (Cost $37,191,506)			$ 36,817,798

Asset-Backed / Mortgage-Backed Securities–5.0%		Rate	Maturity	Face Amount	Value
Financials–5.0%
AmeriCredit Automobile Receivables Trust 2020-2 D		2.130%	03/18/2026	$ 180,000	$ 173,664
AmeriCredit Automobile Receivables Trust 2020-3 D		1.490%	09/18/2026	175,000	165,469
BANK 2022-BNK40 A4		3.393%	03/15/2064	660,000	588,483
Benchmark 2020-B19 A5		1.850%	09/15/2053	1,150,000	917,380
Benchmark 2021-B26 A2		1.957%	06/15/2054	520,000	462,257
Carmax Auto Owner Trust 2021-1 D		1.280%	07/15/2027	100,000	94,186
Chesapeake Funding II LLC 2020-1A D	(b)	2.830%	08/15/2032	150,000	147,260
Ford Credit Auto Owner Trust 2023-1 C	(b)	5.580%	08/15/2035	3,000,000	2,986,113
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2		1.517%	03/25/2030	400,000	339,198
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2		1.558%	04/25/2030	400,000	338,805
GM Financial Consumer Automobile Receivables Trust 2020-3 D		1.910%	09/16/2027	400,000	391,326
GS Mortgage-Backed Securities Trust 2022-PJ3 A4	(b)	2.500%	08/25/2052	1,789,448	1,464,262
Home Partners of America 2022-1 B	(b)	4.330%	04/17/2039	731,126	696,958
Invitation Homes 2018-SFR4 B	(b)	TSFR1M + 136	01/17/2038	2,999,862	2,992,548
J.P. Morgan Mortgage Trust 2022-1 A2	(b)	3.000%	07/25/2052	1,316,831	1,121,519
J.P. Morgan Mortgage Trust 2023-4 1A2	(b)	6.000%	11/25/2053	1,815,044	1,819,086
J.P. Morgan Mortgage Trust 2023-6 A2	(b)	6.000%	12/26/2053	1,405,679	1,409,688
JP Morgan Mortgage Trust 2022-2 A3	(b)	2.500%	08/25/2052	1,779,420	1,451,572
JP Morgan Mortgage Trust 2022-3 A3	(b)	2.500%	08/25/2052	1,763,045	1,443,768
MMAF Equipment Finance LLC 2020-A A5	(b)	1.560%	10/09/2042	750,000	663,887
Navient Private Education Refi Loan Trust 2020-FA A	(b)	1.220%	07/15/2069	131,402	119,189
PFS Financing Corp. 2020-G B	(b)	1.570%	02/15/2026	310,000	308,047
Progress Residential 2022-SFR1 E1	(b)	3.930%	02/17/2041	900,000	779,502
Progress Residential 2022-SFR2 D	(b)	3.945%	04/17/2027	1,000,000	921,807
Progress Residential 2022-SFR4 B	(b)	4.788%	05/17/2041	800,000	766,266
Progress Residential 2023-SFR2 D	(b)	4.500%	10/17/2028	150,000	138,045
Progress Residential 2023-SFR2 E1	(b)	4.750%	10/17/2028	200,000	181,155
Santander Consumer Auto Receivables Trust 2020-BA D	(b)	2.140%	12/15/2026	530,000	518,010
Santander Drive Auto Receivables Trust 2020-3 D		1.640%	11/16/2026	432,145	424,692
Santander Drive Auto Receivables Trust 2023-1 C		5.090%	05/15/2030	2,400,000	2,380,499
Sierra Timeshare 2020-2A A	(b)	1.330%	07/20/2037	138,135	131,262
SMB Private Education Loan Trust 2020-B A1A	(b)	1.290%	07/15/2053	323,468	291,773
World Omni Auto Receivables Trust 2023-A B		5.030%	05/15/2029	2,420,000	2,416,604
World Omni Select Auto Trust 2020-A D		1.700%	10/15/2026	250,000	243,846
Total Asset-Backed / Mortgage-Backed Securities (Cost $31,138,578)					$ 29,288,126

Sovereign Debt Issues–0.3%	Rate	Maturity	Face Amount	Value
Mexico Government International Bond	3.750%	01/11/2028	$ 625,000	$ 602,405

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2023
Sovereign Debt Issues (Continued)		Rate	Maturity	Face Amount	Value
Mexico Government International Bond		4.500%	01/31/2050	$ 775,000	$ 632,545
Republic of Poland Government International Bond		4.000%	01/22/2024	600,000	598,828
Total Sovereign Debt Issues (Cost $2,080,471)					$ 1,833,778
Total Investments – 98.1% (Cost $621,544,232)	(i)				$574,054,720
Other Assets in Excess of Liabilities – 1.9%					11,042,565
Net Assets – 100.0%					$585,097,285

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.840% at 12/31/2023
PIK:	Payment-in-Kind
REITs:	Real Estate Investment Trusts
SOFR:	Secured Overnight Financing Rate, 5.380% at 12/31/2023
SOFRINDX:	Secured Overnight Financing Rate ("SOFR") Compounded Index, 1.115% at 12/31/2023
TSFR1M:	Monthly CME Term Secured Overnight Financing Rate ("SOFR"), 5.355% at 12/31/2023
TSFR3M:	Quarterly CME Term Secured Overnight Financing Rate ("SOFR"), 5.331% at 12/31/2023

Footnotes:
(a)	Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2023. The value of securities pledged totaled $937,248. See also the following Schedule of Open Futures Contracts.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2023, the value of these securities totaled $48,650,492, or 8.3% of the Portfolio’s net assets.
(c)	Represents a security that is in default and deemed to be non-income producing.
(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(e)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2023.
(f)	Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.
(g)	Represents a security deemed to be restricted. At December 31, 2023, the value of restricted securities in the Portfolio totaled $36,817,798, or 6.3% of the Portfolio’s net assets.
(h)	Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund's Board of Directors, and only to Eligible Investors.When a redeeming shareholder of this fund presents shares to the fund's transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day. The fund's NAV is calculated each day the NYSE is open.
(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Treasury Note - Long	161	March 19, 2024	$ 17,578,374	$ 18,175,391	$ 597,017	$ —
CBT 10-Year U.S. Ultra Bond - Long	141	March 19, 2024	15,890,434	16,640,203	749,769	(13,219)
CBT 2-Year U.S. Treasury Note - Long	150	March 28, 2024	30,658,514	30,887,109	228,595	18,750
CBT 5-Year U.S. Treasury Note - Long	414	March 28, 2024	44,004,603	45,032,203	1,027,600	35,578
			$108,131,925	$110,734,906	$2,602,981	$ 41,109
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Long Bond - Short	7	March 19, 2024	$ (809,745)	$ (874,563)	$ (64,818)	$ 1,313
CBT U.S. Ultra Bond - Short	167	March 19, 2024	(20,331,055)	(22,310,156)	(1,979,101)	88,719

(continued)

AuguStar SM Variable Insurance Products Fund, Inc.	AVIP Federated Core Plus Bond Portfolio (Continued)
Schedule of Open Futures Contracts	December 31, 2023
  Short Futures Contracts (Continued)
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
			$(21,140,800)	$(23,184,719)	$(2,043,919)	$ 90,032
Total Futures Contracts			$ 86,991,125	$ 87,550,187	$ 559,062	$131,141
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Intech U.S. Low Volatility Portfolio (Unaudited)
Objective/Strategy
The AVIP Intech U.S. Low Volatility Portfolio (formerly ON U.S. Low Volatility Portfolio) seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
Performance as of December 31, 2023
Average Annual returns
One year	6.59%
Since inception (6/25/21)	3.79%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.61% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2023, the Portfolio returned 6.59% versus 26.29% for its benchmark, the S&P 500® Index.
Q.  What affected the Portfolio’s performance?
A.  The year was marked by a return to risk taking, highlighted by the strong outperformance of higher beta (how volatile a security is compared to the market as a whole) stocks, creating a challenging environment for defensive equity strategies. The strategy’s defensive positioning, namely the underweight to higher beta stocks (and overweight to lower beta stocks), overweight to the defensive Consumer Staples sector and underweight to the cyclical Information Technology sector, were the main drivers of the Portfolio’s significant underperformance for the year.
While the U.S. equity market recorded solid gains in 2023, market participation was particularly narrow, with the mega cap Information Technology-oriented stocks leading the market rally. Within the benchmark, only three out of eleven sectors managed to outperform and only 26% of individual stocks outperformed for the year. Given the concentration and narrow nature of the market, the strategy’s broader diversification and smaller size positioning also detracted from performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Intech U.S. Low Volatility Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	98.9
Other Net Assets	1.1
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	5.0
2.	Microsoft Corp.	4.7
3.	Walmart, Inc.	3.1
4.	AbbVie, Inc.	3.0
5.	Johnson & Johnson	2.7
6.	Lockheed Martin Corp.	2.6
7.	Merck & Co., Inc.	2.5
8.	Gilead Sciences, Inc.	2.3
9.	Electronic Arts, Inc.	2.2
10.	McDonald's Corp.	2.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Health Care	23.6
Consumer Staples	20.3
Information Technology	16.1
Financials	11.9
Industrials	11.3
Consumer Discretionary	7.7
Communication Services	6.5
Utilities	1.2
Materials	0.3
98.9

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Intech U.S. Low Volatility Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–98.9%		Shares	Value
Communication Services–6.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	35,142	$ 4,908,986
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	33,323	4,696,210
AT&T, Inc. (Diversified Telecom. Svs.)		84,642	1,420,293
Electronic Arts, Inc. (Entertainment)		106,581	14,581,347
Take-Two Interactive Software, Inc. (Entertainment)	(a)	17,454	2,809,221
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)		25,346	4,063,724
Verizon Communications, Inc. (Diversified Telecom. Svs.)		283,952	10,704,991
			43,184,772
Consumer Discretionary–7.7%
Amazon.com, Inc. (Broadline Retail)	(a)	42,870	6,513,668
AutoZone, Inc. (Specialty Retail)	(a)	2,270	5,869,335
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	344	1,220,244
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	845	1,932,481
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		6,289	2,592,514
Genuine Parts Co. (Distributors)		8,564	1,186,114
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		4,191	763,139
McDonald's Corp. (Hotels, Restaurants & Leisure)		49,153	14,574,356
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	9,011	8,561,171
Ulta Beauty, Inc. (Specialty Retail)	(a)	4,523	2,216,225
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		47,829	6,249,337
			51,678,584
Consumer Staples–20.3%
Altria Group, Inc. (Tobacco)		294,936	11,897,718
Brown-Forman Corp. Class B (Beverages)		35,399	2,021,283
Campbell Soup Co. (Food Products)		22,687	980,759
Church & Dwight Co., Inc. (Household Products)		109,574	10,361,317
Coca-Cola Co. / The (Beverages)		12,487	735,859
Colgate-Palmolive Co. (Household Products)		56,423	4,497,477
Conagra Brands, Inc. (Food Products)		49,911	1,430,449
Constellation Brands, Inc. Class A (Beverages)		11,634	2,812,519
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)		7,603	5,018,588
Dollar General Corp. (Consumer Staples Distribution & Retail)		4,275	581,186
Dollar Tree, Inc. (Consumer Staples Distribution & Retail)	(a)	3,971	564,081
General Mills, Inc. (Food Products)		198,366	12,921,561
Hershey Co. / The (Food Products)		27,290	5,087,948
Hormel Foods Corp. (Food Products)		123,748	3,973,548
J.M. Smucker Co. / The (Food Products)		37,313	4,715,617
Kellanova (Food Products)		134,049	7,494,680
Kenvue, Inc. (Personal Care Products)		329,539	7,094,975
Kimberly-Clark Corp. (Household Products)		59,390	7,216,479
Kroger Co. / The (Consumer Staples Distribution & Retail)		245,790	11,235,061
McCormick & Co., Inc. (Food Products)		33,753	2,309,380
Mondelez International, Inc. Class A (Food Products)		53,871	3,901,877
Monster Beverage Corp. (Beverages)	(a)	39,761	2,290,631
PepsiCo, Inc. (Beverages)		7,383	1,253,929
Philip Morris International, Inc. (Tobacco)		11,770	1,107,322
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Procter & Gamble Co. / The (Household Products)		12,491	$ 1,830,431
Tyson Foods, Inc. Class A (Food Products)		29,267	1,573,101
Walmart, Inc. (Consumer Staples Distribution & Retail)		133,478	21,042,807
			135,950,583
Financials–11.9%
Aon PLC Class A (Insurance)		16,336	4,754,103
Arch Capital Group Ltd. (Insurance)	(a)	160,156	11,894,786
Arthur J. Gallagher & Co. (Insurance)		31,577	7,101,036
Assurant, Inc. (Insurance)		21,231	3,577,211
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)	38,942	13,889,054
Brown & Brown, Inc. (Insurance)		66,967	4,762,023
CBOE Global Markets, Inc. (Capital Markets)		46,245	8,257,507
CME Group, Inc. (Capital Markets)		13,534	2,850,260
Everest Group Ltd. (Insurance)		3,566	1,260,866
FactSet Research Systems, Inc. (Capital Markets)		7,177	3,423,788
Fiserv, Inc. (Financial Services)	(a)	8,555	1,136,446
Globe Life, Inc. (Insurance)		8,290	1,009,059
Intercontinental Exchange, Inc. (Capital Markets)		2,055	263,924
Loews Corp. (Insurance)		56,287	3,917,012
Marsh & McLennan Cos., Inc. (Insurance)		28,952	5,485,536
Willis Towers Watson PLC (Insurance)		24,451	5,897,581
			79,480,192
Health Care–23.6%
AbbVie, Inc. (Biotechnology)		131,155	20,325,090
Amgen, Inc. (Biotechnology)		16,812	4,842,192
Becton Dickinson & Co. (Health Care Equip. & Supplies)		51,187	12,480,926
Biogen, Inc. (Biotechnology)	(a)	7,002	1,811,908
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	48,423	2,799,334
Bristol-Myers Squibb Co. (Pharmaceuticals)		183,533	9,417,078
Cardinal Health, Inc. (Health Care Providers & Svs.)		23,521	2,370,917
Cencora, Inc. (Health Care Providers & Svs.)		34,425	7,070,207
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,519	159,130
Gilead Sciences, Inc. (Biotechnology)		193,195	15,650,727
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	48,382	3,663,001
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	31,895	2,278,898
Humana, Inc. (Health Care Providers & Svs.)		10,241	4,688,432
Incyte Corp. (Biotechnology)	(a)	85,107	5,343,869
Johnson & Johnson (Pharmaceuticals)		113,996	17,867,733
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		2,272	516,403
McKesson Corp. (Health Care Providers & Svs.)		15,106	6,993,776
Merck & Co., Inc. (Pharmaceuticals)		154,520	16,845,770
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	5,168	1,867,250
Pfizer, Inc. (Pharmaceuticals)		39,969	1,150,708
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		49,088	6,768,253
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	9,644	8,470,229
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		427	65,092

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Intech U.S. Low Volatility Portfolio (Continued)

Schedule of Investments	December 31, 2023
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	606	$ 246,575
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		10,809	3,806,065
			157,499,563
Industrials–11.3%
AMETEK, Inc. (Electrical Equip.)		31,574	5,206,237
Boeing Co. / The (Aerospace & Defense)	(a)	289	75,331
Carrier Global Corp. (Building Products)		70	4,021
Cintas Corp. (Commercial Svs. & Supplies)		2,422	1,459,643
Copart, Inc. (Commercial Svs. & Supplies)	(a)	115,194	5,644,506
Fortive Corp. (Machinery)		23,261	1,712,707
General Electric Co. (Industrial Conglomerates)		49,152	6,273,270
Howmet Aerospace, Inc. (Aerospace & Defense)		48,241	2,610,803
Illinois Tool Works, Inc. (Machinery)		9,733	2,549,462
Ingersoll Rand, Inc. (Machinery)		22,534	1,742,780
L3Harris Technologies, Inc. (Aerospace & Defense)		3,181	669,982
Leidos Holdings, Inc. (Professional Svs.)		49,074	5,311,770
Lockheed Martin Corp. (Aerospace & Defense)		37,946	17,198,645
Nordson Corp. (Machinery)		275	72,644
Northrop Grumman Corp. (Aerospace & Defense)		6,129	2,869,230
Parker-Hannifin Corp. (Machinery)		505	232,653
Republic Services, Inc. (Commercial Svs. & Supplies)		25,977	4,283,867
Rollins, Inc. (Commercial Svs. & Supplies)		33,029	1,442,376
Snap-on, Inc. (Machinery)		6,081	1,756,436
Trane Technologies PLC (Building Products)		872	212,681
TransDigm Group, Inc. (Aerospace & Defense)		4,954	5,011,466
United Rentals, Inc. (Trading Companies & Distributors)		1,782	1,021,834
Verisk Analytics, Inc. (Professional Svs.)		15,424	3,684,177
W.W. Grainger, Inc. (Trading Companies & Distributors)		340	281,755
Waste Management, Inc. (Commercial Svs. & Supplies)		22,947	4,109,808
Westinghouse Air Brake Technologies Corp. (Machinery)		634	80,455
			75,518,539
Common Stocks (Continued)		Shares	Value
Information Technology–16.1%
Akamai Technologies, Inc. (IT Svs.)	(a)	26,381	$ 3,122,191
Apple, Inc. (Tech. Hardware, Storage & Periph.)		173,434	33,391,248
Fair Isaac Corp. (Software)	(a)	8,820	10,266,568
Gen Digital, Inc. (Software)		1,987	45,343
International Business Machines Corp. (IT Svs.)		59,062	9,659,590
Microsoft Corp. (Software)		83,065	31,235,763
NVIDIA Corp. (Semiconductors & Equip.)		7,362	3,645,810
Oracle Corp. (Software)		47,958	5,056,212
Roper Technologies, Inc. (Software)		8,528	4,649,210
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	970	432,901
VeriSign, Inc. (IT Svs.)	(a)	29,244	6,023,094
			107,527,930
Materials–0.3%
Air Products & Chemicals, Inc. (Chemicals)		2,058	563,481
Linde PLC (Chemicals)		1,861	764,331
Sherwin-Williams Co. / The (Chemicals)		2,119	660,916
			1,988,728
Utilities–1.2%
Ameren Corp. (Multi-Utilities)		12,844	929,135
Atmos Energy Corp. (Gas Utilities)		17,531	2,031,843
CMS Energy Corp. (Multi-Utilities)		5,287	307,016
Consolidated Edison, Inc. (Multi-Utilities)		26,193	2,382,777
DTE Energy Co. (Multi-Utilities)		20,738	2,286,572
NiSource, Inc. (Multi-Utilities)		14,642	388,745
			8,326,088
Total Common Stocks (Cost $614,069,391)			$661,154,979
Total Investments – 98.9% (Cost $614,069,391)	(b)		$661,154,979
Other Assets in Excess of Liabilities – 1.1%			7,266,004
Net Assets – 100.0%			$668,420,983

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Relative Value Portfolio (Unaudited)
Objective/Strategy
The AVIP AB Relative Value Portfolio (formerly ON AB Relative Value Portfolio) seeks long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio's sub-adviser believes are trading at attractive valuations and that have strong or improving business models.
Performance as of December 31, 2023
Average Annual returns
One year	11.71%
Since inception (12/2/21)	5.70%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the AVIP Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.74% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 11.71% versus 11.46% for its benchmark, the Russell 1000® Value Index.
Q.  What affected the Portfolio’s performance?
A.  Sector allocation was the primary driver of the Portfolio’s slight outperformance for the year, but overall security selection also contributed. In terms of sector allocation, an underweight to Utilities and overweight to Information Technology contributed to relative performance for the year, while an underweight to Communication Services and overweight to Health Care detracted. With respect to security selection, selection within the Health Care and Communication Services contributed, while selection in Information Technology and Consumer Staples detracted. From a factor standpoint, the Portfolio’s overexposure to profitability and size, and underexposure to leverage contributed to relative performance for the year, while underexposure to higher volatility names and overexposure to earnings yield detracted from relative performance.
The top three individual contributors to relative performance during the year were Builders FirstSource, Inc., QUALCOMM, Inc., and Alphabet, Inc. Class C.  The top three individual detractors were not holding benchmark constituent Meta Platforms, Inc. and holdings of Elevance Health, Inc., and Roche Holding AG – ADR. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Relative Value Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Common Stocks (4)	95.9
Other Net Assets	4.1
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	Elevance Health, Inc.	4.2
2.	JPMorgan Chase & Co.	3.9
3.	Wells Fargo & Co.	3.9
4.	Berkshire Hathaway, Inc. Class B	3.8
5.	QUALCOMM, Inc.	3.7
6.	Mastercard, Inc. Class A	3.4
7.	Regeneron Pharmaceuticals, Inc.	3.1
8.	Walmart, Inc.	3.0
9.	Philip Morris International, Inc.	2.9
10.	Fiserv, Inc.	2.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	22.7
Health Care	18.4
Industrials	15.2
Information Technology	9.7
Energy	8.2
Consumer Staples	5.8
Consumer Discretionary	5.7
Communication Services	5.5
Materials	2.4
Real Estate	2.3
95.9

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP AB Relative Value Portfolio

Schedule of Investments	December 31, 2023
Common Stocks–95.9%		Shares	Value
Communication Services–5.5%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	19,821	$ 2,793,374
Comcast Corp. Class A (Media)		55,859	2,449,417
Electronic Arts, Inc. (Entertainment)		12,914	1,766,764
			7,009,555
Consumer Discretionary–5.7%
Aptiv PLC (Automobile Components)	(a)	10,394	932,550
BorgWarner, Inc. (Automobile Components)		31,191	1,118,197
D.R. Horton, Inc. (Household Durables)		4,608	700,324
LKQ Corp. (Distributors)		39,063	1,866,821
Lowe's Cos., Inc. (Specialty Retail)		2,175	484,046
Ross Stores, Inc. (Specialty Retail)		16,051	2,221,298
			7,323,236
Consumer Staples–5.8%
Philip Morris International, Inc. (Tobacco)		38,523	3,624,244
Walmart, Inc. (Consumer Staples Distribution & Retail)		24,012	3,785,492
			7,409,736
Energy–8.2%
Cactus, Inc. Class A (Energy Equip. & Svs.)		5,062	229,815
ChampionX Corp. (Energy Equip. & Svs.)		32,635	953,268
Chevron Corp. (Oil, Gas & Consumable Fuels)		11,563	1,724,737
ConocoPhillips (Oil, Gas & Consumable Fuels)		14,328	1,663,051
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		17,652	2,135,009
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		17,635	638,740
Phillips 66 (Oil, Gas & Consumable Fuels)		23,693	3,154,486
			10,499,106
Financials–22.7%
American International Group, Inc. (Insurance)		14,664	993,486
Axis Capital Holdings Ltd. (Insurance)		41,593	2,303,004
Bank OZK (Banks)		9,500	473,385
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)	13,586	4,845,583
Fiserv, Inc. (Financial Services)	(a)	25,348	3,367,228
JPMorgan Chase & Co. (Banks)		29,475	5,013,697
Mastercard, Inc. Class A (Financial Services)		10,279	4,384,096
MetLife, Inc. (Insurance)		14,981	990,694
PayPal Holdings, Inc. (Financial Services)	(a)	18,840	1,156,964
Raymond James Financial, Inc. (Capital Markets)		4,473	498,740
Wells Fargo & Co. (Banks)		101,035	4,972,943
			28,999,820
Health Care–18.4%
Amgen, Inc. (Biotechnology)		10,614	3,057,044
Cencora, Inc. (Health Care Providers & Svs.)		16,231	3,333,523
Cigna Group / The (Health Care Providers & Svs.)		2,404	719,878
Elevance Health, Inc. (Health Care Providers & Svs.)		11,436	5,392,760
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)		10,189	787,813
Gilead Sciences, Inc. (Biotechnology)		38,065	3,083,646
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		5,224	720,285
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	4,534	$ 3,982,167
Roche Holding AG – ADR (Pharmaceuticals)		65,478	2,372,268
			23,449,384
Industrials–15.2%
Allegion PLC (Building Products)		9,205	1,166,181
Builders FirstSource, Inc. (Building Products)	(a)	5,138	857,738
Curtiss-Wright Corp. (Aerospace & Defense)		2,161	481,449
Dover Corp. (Machinery)		7,592	1,167,726
EMCOR Group, Inc. (Construction & Engineering)		5,013	1,079,951
Emerson Electric Co. (Electrical Equip.)		21,513	2,093,860
Ferguson PLC (Trading Companies & Distributors)		10,718	2,069,324
Maximus, Inc. (Professional Svs.)		11,087	929,756
Middleby Corp. / The (Machinery)	(a)	3,595	529,076
nVent Electric PLC (Electrical Equip.)		31,461	1,859,031
PACCAR, Inc. (Machinery)		19,619	1,915,795
Robert Half, Inc. (Professional Svs.)		12,908	1,134,871
RTX Corp. (Aerospace & Defense)		5,889	495,501
Sensata Technologies Holding PLC (Electrical Equip.)		22,333	839,051
Textron, Inc. (Aerospace & Defense)		21,543	1,732,488
Westinghouse Air Brake Technologies Corp. (Machinery)		8,021	1,017,865
			19,369,663
Information Technology–9.7%
Accenture PLC Class A (IT Svs.)		6,994	2,454,265
Cisco Systems, Inc. (Communications Equip.)		35,468	1,791,843
EPAM Systems, Inc. (IT Svs.)	(a)	2,348	698,154
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	6,714	728,738
QUALCOMM, Inc. (Semiconductors & Equip.)		32,121	4,645,660
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Semiconductors & Equip.)		15,454	1,607,216
Telefonaktiebolaget LM Ericsson – ADR (Communications Equip.)		83,970	529,011
			12,454,887
Materials–2.4%
BHP Group Ltd. – ADR (Metals & Mining)		14,295	976,491
LyondellBasell Industries N.V. Class A (Chemicals)		7,784	740,103
PPG Industries, Inc. (Chemicals)		8,836	1,321,424
			3,038,018
Real Estate–2.3%
Public Storage (Specialized REITs)		2,740	835,700
Weyerhaeuser Co. (Specialized REITs)		60,133	2,090,824
			2,926,524
Total Common Stocks (Cost $108,298,498)			$122,479,929
Total Investments – 95.9% (Cost $108,298,498)	(b)		$122,479,929
Other Assets in Excess of Liabilities – 4.1%			5,241,526
Net Assets – 100.0%			$127,721,455

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
REITs:	Real Estate Investment Trusts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Balanced Portfolio (Unaudited)
Objective/Strategy
The AVIP iShares Managed Risk Balanced Portfolio (formerly ON iShares Managed Risk Balanced Portfolio) seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.
Performance as of December 31, 2023
Average Annual returns
One year	13.89%
Since inception (6/25/21)	-0.78%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is 0.69% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s Prospectus.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.    For the year ended December 31, 2023, the Portfolio returned 13.89% versus 26.29% for its benchmark, the S&P 500® Index.
Q.  What affected the Portfolio’s performance?
A.  The Portfolio follows a top-down asset allocation process and is highly diversified, investing across a wide opportunity set of global equities, bonds, and currencies. As such, the Portfolio takes positions across multiple geographies, asset classes and time horizons. During the year, the Portfolio was invested roughly 50% in equities and 50% in fixed income.
Given the strong performance of equities during the year, the Portfolio’s fixed income exposure, including iShares Core U.S. Aggregate Bond ETF, BlackRock Ultra Short-Term Bond ETF, and iShares iBoxx $ Investment Grade Corporate Bond ETF were the largest detractors, as fixed income markets underperformed across the board when compared to the benchmark. Some of the country exposures that contributed to relative performance during the year include Taiwan, Ireland and Italy, while positioning in the U.S., China, and Canada detracted. During the year, futures contracts contributed 208 basis points of absolute return for the Portfolio in aggregate. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The MSCI All Country World Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The index captures large and mid cap representation across 23 developed market and 24 emerging market countries. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Exchange Traded Funds	98.3
Other Net Assets	1.7
100.0

Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	38.3
2.	iShares Core S&P 500 ETF	16.4
3.	iShares Russell 1000 ETF	11.8
4.	BlackRock Ultra Short-Term Bond ETF	11.4
5.	iShares Core MSCI EAFE ETF	6.3
6.	iShares MSCI EAFE ETF	4.3
7.	iShares iBoxx $ Investment Grade Corporate Bond ETF	4.2
8.	iShares Core MSCI Emerging Markets ETF	2.5
9.	iShares Russell 1000 Value ETF	2.2
10.	iShares MSCI Emerging Markets ETF	0.9

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Balanced Portfolio (Unaudited) (Continued)

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Balanced Portfolio

Schedule of Investments	December 31, 2023
Exchange Traded Funds–98.3%		Shares	Value
BlackRock Ultra Short-Term Bond ETF		1,323,411	$ 66,646,978
iShares Core MSCI EAFE ETF		528,539	37,182,719
iShares Core MSCI Emerging Markets ETF		295,530	14,947,907
iShares Core S&P 500 ETF		201,812	96,391,466
iShares Core U.S. Aggregate Bond ETF		2,263,740	224,676,195
iShares iBoxx $ Investment Grade Corporate Bond ETF		224,187	24,808,533
iShares MSCI EAFE ETF		332,276	25,036,997
iShares MSCI Emerging Markets ETF		138,370	5,563,858
iShares Russell 1000 ETF		263,153	69,014,506
iShares Russell 1000 Value ETF		78,890	13,036,572
Total Exchange Traded Funds (Cost $541,242,840)			$577,305,731
Total Investments – 98.3% (Cost $541,242,840)	(a)		$577,305,731
Other Assets in Excess of Liabilities – 1.7%	(b)		9,857,140
Net Assets – 100.0%			$587,162,871

Percentages are stated as a percent of net assets.

Abbreviations:
ETF:	Exchange Traded Fund

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(b)	Includes $5,000,212 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MOD S&P TSX 60 Index - Long	48	March 14, 2024	$ 8,892,617	$ 9,204,060	$ 311,443	$ 11,819
CME E-mini S&P 500 Index - Long	102	March 15, 2024	23,832,323	24,582,000	749,677	(62,475)
EUX Euro Stoxx 50 Index - Long	118	March 15, 2024	5,954,920	5,917,990	(36,930)	(2,528)
MSCI EAFE Index - Long	70	March 15, 2024	7,590,861	7,883,400	292,539	4,200
MSCI Emerging Markets Index - Long	213	March 15, 2024	10,536,651	11,008,905	472,254	8,855
AUD Currency Future - Long	180	March 18, 2024	12,043,696	12,294,900	251,204	(36,000)
EUR Currency Future - Long	98	March 18, 2024	13,330,915	13,566,875	235,960	(30,625)
CAD Currency Future - Long	199	March 19, 2024	14,676,672	15,049,375	372,703	(10,945)
CBT 10-Year U.S. Treasury Note - Long	327	March 19, 2024	35,718,820	36,915,234	1,196,414	—
			$132,577,475	$136,422,739	$3,845,264	$(117,699)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
JPY Currency Future - Short	13	March 18, 2024	$ (1,136,893)	$ (1,166,100)	$ (29,207)	$ (3,413)
EUR Currency Future - Short	3	March 18, 2024	(407,355)	(415,313)	(7,958)	938
CBT U.S. Long Bond - Short	103	March 19, 2024	(11,932,636)	(12,868,563)	(935,927)	19,313
CBT U.S. Ultra Bond - Short	89	March 19, 2024	(11,087,077)	(11,889,844)	(802,767)	47,281
			$ (24,563,961)	$ (26,339,820)	$(1,775,859)	$ 64,119
Total Futures Contracts			$108,013,514	$110,082,919	$ 2,069,405	$(53,580)
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Moderate Growth Portfolio (Unaudited)
Objective/Strategy
The AVIP iShares Managed Risk Moderate Growth Portfolio (formerly ON iShares Managed Risk Moderate Growth Portfolio) seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 65% of its assets in equity investments and 35% of its assets in fixed income investments.
Performance as of December 31, 2023
Average Annual returns
One year	16.15%
Since inception (10/14/22)	18.60%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is 0.69% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s Prospectus.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.    For the year ended December 31, 2023, the Portfolio returned 16.15% versus 26.29% for its benchmark, the S&P 500® Index.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio follows a top-down asset allocation process and is highly diversified, investing across a wide opportunity set of global equities, bonds, and currencies. As such, the Portfolio takes positions across multiple geographies, asset classes and time horizons. During the year, the Portfolio was invested roughly 65% in equities and 35% in fixed income.
Given the strong performance of domestic equities over the year, the Portfolio’s fixed income exposure was a large detractor from relative performance. Other detractors included the Portfolio’s exposure to international developed equities and to emerging markets, as these markets generally underperformed relative to the U.S. In terms of specific positioning, iShares Core U.S. Aggregate Bond ETF was the largest detractor, followed by iShares Core MSCI EAFE ETF and iShares Core MSCI Emerging Markets ETF. Strong growth and jobs data in the United States benefited the Portfolio’s increased exposure to domestic equities, particularly early in the year, as demonstrated by positive relative performances from iShares Russell 1000 ETF and iShares Core S&P 500 ETF. Some of the country exposures that contributed to relative performance for the year include Taiwan, Japan, and Ireland, while positioning in the U.S., China, and United Kingdom detracted.  During the year, futures contracts contributed 211 basis points of absolute return for the Portfolio in aggregate. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The MSCI All Country World Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The index captures large and mid cap representation across 23 developed market and 24 emerging market countries. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Exchange Traded Funds	98.4
Other Net Assets	1.6
100.0

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Moderate Growth Portfolio (Unaudited) (Continued)
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	34.6
2.	iShares Core S&P 500 ETF	29.3
3.	iShares Russell 1000 ETF	10.8
4.	iShares Core MSCI EAFE ETF	10.8
5.	iShares Core MSCI Emerging Markets ETF	4.7
6.	iShares MSCI EAFE ETF	2.8
7.	BlackRock Ultra Short-Term Bond ETF	2.4
8.	iShares Russell 1000 Value ETF	2.1
9.	iShares MSCI Emerging Markets ETF	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Moderate Growth Portfolio

Schedule of Investments	December 31, 2023
Exchange Traded Funds–98.4%		Shares	Value
BlackRock Ultra Short-Term Bond ETF		235,963	$ 11,883,097
iShares Core MSCI EAFE ETF		763,278	53,696,608
iShares Core MSCI Emerging Markets ETF		460,888	23,311,715
iShares Core S&P 500 ETF		305,230	145,787,005
iShares Core U.S. Aggregate Bond ETF		1,739,681	172,663,339
iShares MSCI EAFE ETF		184,758	13,921,515
iShares MSCI Emerging Markets ETF		115,281	4,635,449
iShares Russell 1000 ETF		205,454	53,882,366
iShares Russell 1000 Value ETF		63,657	10,519,319
Total Exchange Traded Funds (Cost $414,842,989)			$490,300,413
Total Investments – 98.4% (Cost $414,842,989)	(a)		$490,300,413
Other Assets in Excess of Liabilities – 1.6%	(b)		8,176,277
Net Assets – 100.0%			$498,476,690

Percentages are stated as a percent of net assets.

Abbreviations:
ETF:	Exchange Traded Fund

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(b)	Includes $3,388,679 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MOD S&P TSX 60 Index - Long	51	March 14, 2024	$ 9,448,406	$ 9,779,314	$ 330,908	$ 12,558
CME E-mini S&P 500 Index - Long	41	March 15, 2024	9,655,241	9,881,000	225,759	(25,113)
EUX Euro Stoxx 50 Index - Long	99	March 15, 2024	4,996,099	4,965,093	(31,006)	(2,121)
MSCI EAFE Index - Long	85	March 15, 2024	9,217,474	9,572,700	355,226	5,100
MSCI Emerging Markets Index - Long	117	March 15, 2024	5,743,339	6,047,145	303,806	5,850
AUD Currency Future - Long	150	March 18, 2024	10,038,018	10,245,750	207,732	(30,000)
EUR Currency Future - Long	78	March 18, 2024	10,610,320	10,798,125	187,805	(24,375)
CAD Currency Future - Long	159	March 19, 2024	11,726,587	12,024,375	297,788	(8,745)
			$71,435,484	$73,313,502	$1,878,018	$(66,846)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Long Bond - Short	85	March 19, 2024	$ (9,847,328)	$(10,619,688)	$ (772,360)	$ 15,938
CBT U.S. Ultra Bond - Short	72	March 19, 2024	(8,975,911)	(9,618,750)	(642,839)	38,250
			$(18,823,239)	$(20,238,438)	$(1,415,199)	$ 54,188
Total Futures Contracts			$ 52,612,245	$ 53,075,064	$ 462,819	$(12,658)
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Growth Portfolio (Unaudited)
Objective/Strategy
The AVIP iShares Managed Risk Growth Portfolio (formerly ON iShares Managed Risk Growth Portfolio) seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 85% of its assets in equity investments and 15% of its assets in fixed income investments.
Performance as of December 31, 2023
Average Annual returns
One year	19.62%
Since inception (10/14/22)	21.61%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is 0.70% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s Prospectus.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.    For the year ended December 31, 2023, the Portfolio returned 19.62% versus 26.29% for its benchmark, the S&P 500® Index.
Q.  What affected the Portfolio’s performance?
A.   The Portfolio follows a top-down asset allocation process and is highly diversified, investing across a wide opportunity set of global equities, bonds, and currencies. As such, the Portfolio takes positions across multiple geographies, asset classes and time horizons. During the year, the Portfolio was invested roughly 85% in equities and 15% in fixed income.
Given the strong performance of domestic equities over the year, the Portfolio’s fixed income exposure was a large detractor from relative performance. Other detractors included the Portfolio’s exposure to international developed equities and to emerging markets, as these markets generally underperformed relative to the U.S. In terms of specific positioning, iShares Core U.S. Aggregate Bond ETF was the largest detractor, followed by iShares Core MSCI EAFE ETF and iShares Core MSCI Emerging Markets ETF. Strong growth and jobs data in the United States benefited the Portfolio’s increased exposure to domestic equities, particularly early in the year, as demonstrated by positive relative performances from iShares Russell 1000 ETF and iShares Core S&P 500 ETF. Some of the country exposures that contributed to relative performance for the year include Japan, Taiwan, and Ireland, while positioning in the U.S., China, and United Kingdom detracted.  During the year, futures contracts contributed 201 basis points of absolute return for the Portfolio in aggregate. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The MSCI All Country World Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The index captures large and mid cap representation across 23 developed market and 24 emerging market countries. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Exchange Traded Funds	96.9
Other Net Assets	3.1
100.0

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Growth Portfolio (Unaudited) (Continued)
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	iShares Core S&P 500 ETF	40.4
2.	iShares Core MSCI EAFE ETF	17.1
3.	iShares Core U.S. Aggregate Bond ETF	14.7
4.	iShares Russell 1000 ETF	9.7
5.	iShares Core MSCI Emerging Markets ETF	6.9
6.	BlackRock Ultra Short-Term Bond ETF	3.3
7.	iShares Russell 1000 Value ETF	2.1
8.	iShares MSCI EAFE ETF	1.8
9.	iShares MSCI Emerging Markets ETF	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP iShares Managed Risk Growth Portfolio

Schedule of Investments	December 31, 2023
Exchange Traded Funds–96.9%		Shares	Value
BlackRock Ultra Short-Term Bond ETF		290,579	$ 14,633,559
iShares Core MSCI EAFE ETF		1,078,444	75,868,535
iShares Core MSCI Emerging Markets ETF		611,134	30,911,158
iShares Core S&P 500 ETF		376,157	179,663,868
iShares Core U.S. Aggregate Bond ETF		660,585	65,563,061
iShares MSCI EAFE ETF		107,703	8,115,421
iShares MSCI Emerging Markets ETF		94,839	3,813,476
iShares Russell 1000 ETF		164,834	43,229,365
iShares Russell 1000 Value ETF		56,164	9,281,101
Total Exchange Traded Funds (Cost $350,724,006)			$431,079,544
Total Investments – 96.9% (Cost $350,724,006)	(a)		$431,079,544
Other Assets in Excess of Liabilities – 3.1%	(b)		13,729,075
Net Assets – 100.0%			$444,808,619

Percentages are stated as a percent of net assets.

Abbreviations:
ETF:	Exchange Traded Fund

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(b)	Includes $3,654,925 of cash pledged as collateral for the futures contracts outstanding at December 31, 2023. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2023
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MOD S&P TSX 60 Index - Long	70	March 14, 2024	$13,047,361	$13,422,588	$ 375,227	$ 13,215
CME E-mini S&P 500 Index - Long	78	March 15, 2024	18,222,388	18,798,000	575,612	(47,775)
EUX Euro Stoxx 50 Index - Long	88	March 15, 2024	4,440,862	4,413,416	(27,446)	(1,885)
MSCI EAFE Index - Long	57	March 15, 2024	6,181,130	6,419,340	238,210	3,420
MSCI Emerging Markets Index - Long	84	March 15, 2024	4,123,423	4,341,540	218,117	4,200
AUD Currency Future - Long	132	March 18, 2024	8,833,456	9,016,260	182,804	(26,400)
EUR Currency Future - Long	68	March 18, 2024	9,250,023	9,413,750	163,727	(21,250)
CAD Currency Future - Long	216	March 19, 2024	15,930,458	16,335,000	404,542	(11,880)
			$80,029,101	$82,159,894	$2,130,793	$(88,355)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Long Bond - Short	76	March 19, 2024	$ (8,804,672)	$ (9,495,250)	$ (690,578)	$ 14,249
CBT U.S. Ultra Bond - Short	63	March 19, 2024	(7,856,854)	(8,416,406)	(559,552)	33,469
			$(16,661,526)	$(17,911,656)	$(1,250,130)	$ 47,718
Total Futures Contracts			$ 63,367,575	$ 64,248,238	$ 880,663	$(40,637)
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Moderately Conservative Model Portfolio (Unaudited)
Objective/Strategy
The AVIP Moderately Conservative Model Portfolio (formerly ON Moderately Conservative Model Portfolio) is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.
Performance as of December 31, 2023
Average Annual returns
One year	11.77%
Five years	5.87%
Since inception (3/1/17)	4.39%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is 1.00% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s Prospectus.  The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2024.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 11.77% versus 10.89% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.
Q.  What affected the Portfolio’s performance?
A.   Equity markets provided strong positive returns in 2023.  Growth stocks materially outperformed value stocks, and domestic stocks outperformed international stocks.  In addition, large cap stocks outperformed small and midcap stocks.  Fixed income markets also provided modest positive returns for the year.  While the Federal Reserve increased the Fed Funds rate materially during the year, longer term rates didn’t change materially, and the Treasury curve actually steepened a bit from 2 years to 30 years.  Credit spreads also tightened during the year.  In this environment, intermediate bonds performed well, and lower quality corporate bonds outperformed higher quality bonds.
The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of fixed income funds, but also some equity funds.  The exposure to equity funds was the primary driver of positive performance relative to the benchmark.  Specifically, holdings in AVIP BlackRock
Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio and AVIP S&P 500® Index Portfolio provided positive relative performance compared to the benchmark.  The largest detractors from relative performance were all fixed income funds and included AVIP Federated Core Plus Bond Portfolio, PIMCO Low Duration Institutional and PIMCO Total Return Bond Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Moderately Conservative Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	AVIP Federated Core Plus Bond Portfolio	15.0
2.	AVIP S&P 500® Index Portfolio	14.0
3.	PIMCO Total Return Institutional	13.0
4.	PIMCO Low Duration Institutional	12.1
5.	AVIP Bond Portfolio	8.0
6.	Western Asset Core Plus Bond IS	7.0
7.	AVIP S&P MidCap 400® Index Portfolio	7.0
8.	AVIP Federated High Income Bond Portfolio	5.0
9.	AVIP BlackRock Advantage International Equity Portfolio	4.0
10.	AVIP BlackRock Advantage Large Cap Value Portfolio	3.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2023
Open-End Mutual Funds–37.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	71,388	$ 1,965,298
DFA International Core Equity Portfolio Institutional	384,849	5,895,893
PIMCO Low Duration Institutional	2,572,635	23,668,244
PIMCO Total Return Institutional	2,963,009	25,630,026
Vanguard International Growth Fund Admiral Class	19,304	1,965,298
Western Asset Core Plus Bond IS	1,441,662	13,811,125
Total Open-End Mutual Funds		$ 72,935,884
Total Investments in Securities of Unaffiliated Issuers – 37.1% (Cost $79,970,135)		$ 72,935,884
Total Investments in Affiliates – 62.9% (Cost $123,122,153) (see schedule below)		123,813,754
Liabilities in Excess of Other Assets – 0.0%		(93,023)
Net Assets – 100.0%		$196,656,615

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2023

Affiliate		Value at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2023	Value at December 31, 2023
Open-End Mutual Funds – 62.9%
AVIP AB Mid Cap Core Portfolio	(a)	$ 2,132,671	$ 259,022	$ 756,824	$ (592,659)	$ 923,088	$ 9,049	$ —	67,052	$ 1,965,298
AVIP AB Relative Value Portfolio	(a)	2,132,671	192,383	568,256	24,801	183,699	21,916	—	177,213	1,965,298
AVIP AB Small Cap Portfolio	(a)	2,132,671	324,116	846,683	(1,251,943)	1,607,137	—	—	157,729	1,965,298
AVIP BlackRock Advantage International Equity Portfolio	(a)	8,530,683	651,698	2,498,034	132,731	1,044,113	284,258	—	514,813	7,861,191
AVIP BlackRock Advantage Large Cap Core Portfolio	(a)	4,265,341	176,981	1,416,647	(103,827)	1,008,747	39,386	13,161	122,754	3,930,595
AVIP BlackRock Advantage Large Cap Value Portfolio	(a)	6,398,012	551,077	1,653,606	238,608	361,802	116,023	63,578	328,645	5,895,893
AVIP Bond Portfolio	(a)	17,061,365	646,209	2,741,283	(189,252)	945,342	505,974	—	927,574	15,722,381
AVIP Federated Core Plus Bond Portfolio	(a)	31,990,060	1,410,058	4,700,046	(630,343)	1,409,736	692,618	—	3,250,217	29,479,465
AVIP Federated High Income Bond Portfolio	(a)	10,663,353	675,788	2,133,002	(15,462)	635,811	578,882	—	515,556	9,826,488
AVIP Nasdaq-100® Index Portfolio	(a)	2,132,671	278,162	1,202,077	(72,260)	828,802	9,191	161,107	111,855	1,965,298
AVIP S&P 500® Index Portfolio	(a)	29,857,389	2,280,567	9,869,972	1,414,687	3,831,496	321,123	1,123,512	708,398	27,514,167
AVIP S&P MidCap 400® Index Portfolio	(a)	14,928,694	2,477,579	5,203,531	1,082,910	471,432	102,748	540,700	668,794	13,757,084
Fidelity Advisor® Real Estate I	(a)	2,132,671	295,046	641,129	(109,286)	287,996	49,750	—	115,334	1,965,298
Total Open-End Mutual Funds					$ (71,295)	$13,539,201	$2,730,918	$1,902,058		$123,813,754

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2023.
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Balanced Model Portfolio (Unaudited)
Objective/Strategy
The AVIP Balanced Model Portfolio (formerly ON Balanced Model Portfolio) is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.
Performance as of December 31, 2023
Average Annual returns
One year	13.95%
Five years	7.69%
Since inception (3/1/17)	5.52%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is 0.99% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s Prospectus.  The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2024.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 13.95% versus 13.22% for its benchmark, the Morningstar® Moderate Target Risk Index.
Q.  What affected the Portfolio’s performance?
A.   Equity markets provided strong positive returns in 2023.  Growth stocks materially outperformed value stocks, and domestic stocks outperformed international stocks.  In addition, large cap stocks outperformed small and midcap stocks.  Fixed income markets also provided modest positive returns.  While the Federal Reserve increased the Fed Funds rate materially during the year, longer term rates didn’t change materially, and the Treasury curve actually steepened a bit from 2 years to 30 years.  Credit spreads also tightened during the year.  In this environment, intermediate bonds performed well, and lower quality corporate bonds outperformed higher quality bonds.
The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of fixed income funds and equity funds.  The exposure to equity funds was the primary driver of positive performance relative to the benchmark.  Specifically, holdings in AVIP Nasdaq-100® Index Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP
BlackRock Advantage Large Cap Core Portfolio, and AVIP S&P 500® Index Portfolio provided positive relative performance compared to the benchmark.  The largest detractors from relative performance were all fixed income funds, and included AVIP Federated Core Plus Bond Portfolio, PIMCO Low Duration Institutional, and PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Balanced Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	AVIP S&P 500® Index Portfolio	16.0
2.	AVIP Federated Core Plus Bond Portfolio	10.0
3.	AVIP S&P MidCap 400® Index Portfolio	10.0
4.	PIMCO Total Return Institutional	9.0
5.	PIMCO Low Duration Institutional	8.0
6.	AVIP BlackRock Advantage International Equity Portfolio	7.0
7.	AVIP Bond Portfolio	6.0
8.	Western Asset Core Plus Bond IS	5.0
9.	DFA International Core Equity Portfolio Institutional	5.0
10.	AVIP BlackRock Advantage Large Cap Value Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2023
Open-End Mutual Funds–31.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	563,885	$ 15,523,757
DFA International Core Equity Portfolio Institutional	2,533,250	38,809,393
PIMCO Low Duration Institutional	6,773,351	62,314,823
PIMCO Total Return Institutional	8,101,319	70,076,411
Vanguard International Growth Fund Admiral Class	152,478	15,523,757
Western Asset Core Plus Bond IS	4,066,861	38,960,529
Total Open-End Mutual Funds		$241,208,670
Total Investments in Securities of Unaffiliated Issuers – 31.1% (Cost $259,772,241)		$241,208,670
Total Investments in Affiliates – 68.9% (Cost $509,533,905) (see schedule below)		535,569,627
Liabilities in Excess of Other Assets – 0.0%		(307,035)
Net Assets – 100.0%		$776,471,262

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2023

Affiliate		Value at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2023	Value at December 31, 2023
Open-End Mutual Funds – 68.9%
AVIP AB Mid Cap Core Portfolio	(a)	$ 7,875,979	$ 659,856	$ 2,017,254	$(1,070,639)	$ 2,313,937	$ 35,248	$ —	264,820	$ 7,761,879
AVIP AB Relative Value Portfolio	(a)	31,503,917	1,809,991	5,420,507	238,897	2,915,217	340,743	—	2,799,596	31,047,515
AVIP AB Small Cap Portfolio	(a)	7,875,979	908,021	2,355,104	(4,045,818)	5,378,801	—	—	622,944	7,761,879
AVIP BlackRock Advantage International Equity Portfolio	(a)	55,131,854	3,352,825	11,862,444	(525,291)	8,236,206	1,932,606	—	3,558,163	54,333,150
AVIP BlackRock Advantage Large Cap Core Portfolio	(a)	15,751,958	394,786	4,033,352	(300,925)	3,711,290	153,210	51,195	484,814	15,523,757
AVIP BlackRock Advantage Large Cap Growth Portfolio	(a)	7,875,979	225,679	3,000,224	(3,358,019)	6,018,464	9,911	47,287	845,521	7,761,879
AVIP BlackRock Advantage Large Cap Value Portfolio	(a)	31,503,917	1,678,483	5,146,039	123,641	2,887,513	601,236	329,462	1,730,631	31,047,515
AVIP BlackRock Advantage Small Cap Growth Portfolio	(a)	15,751,958	1,772,022	5,073,077	(2,009,653)	5,082,507	—	—	698,011	15,523,757
AVIP Bond Portfolio	(a)	47,255,875	3,308,709	6,152,240	(456,381)	2,615,309	1,474,168	—	2,747,568	46,571,272
AVIP Federated Core Plus Bond Portfolio	(a)	78,759,792	6,905,726	10,034,030	(1,370,091)	3,357,389	1,793,587	—	8,557,749	77,618,786
AVIP Federated High Income Bond Portfolio	(a)	23,627,938	1,930,184	3,666,995	3,006	1,391,503	1,349,620	—	1,221,702	23,285,636
AVIP Nasdaq-100® Index Portfolio	(a)	7,875,979	856,218	3,801,428	(2,063,966)	4,895,076	35,760	626,827	441,769	7,761,879
AVIP S&P 500® Index Portfolio	(a)	126,015,667	8,131,520	32,401,092	5,242,170	17,201,793	1,427,888	4,995,755	3,197,478	124,190,058
AVIP S&P MidCap 400® Index Portfolio	(a)	78,759,792	10,086,509	19,428,161	2,210,919	5,989,727	571,894	3,009,536	3,773,397	77,618,786
Fidelity Advisor® Real Estate I	(a)	7,875,979	955,443	1,734,588	(455,849)	1,120,894	192,459	—	455,509	7,761,879
Total Open-End Mutual Funds					$(7,837,999)	$73,115,626	$9,918,330	$9,060,062		$535,569,627

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2023.
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Moderate Growth Model Portfolio (Unaudited)
Objective/Strategy
The AVIP Moderate Growth Model Portfolio (formerly ON Moderate Growth Model Portfolio) is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.
Performance as of December 31, 2023
Average Annual returns
One year	16.67%
Five years	9.72%
Since inception (3/1/17)	6.91%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is 0.99% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s Prospectus.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 16.67% versus 15.98% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.
Q.  What affected the Portfolio’s performance?
A.  Equity markets provided strong positive returns in 2023.  Growth stocks materially outperformed value stocks, and domestic stocks outperformed international stocks.  In addition, large cap stocks outperformed small and midcap stocks.  Fixed income markets also provided modest positive returns.  While the Federal Reserve increased the Fed Funds rate materially during the year, longer term rates didn’t change materially, and the Treasury curve actually steepened a bit from 2 years to 30 years.  Credit spreads also tightened during the year.  In this environment, intermediate bonds performed well, and lower quality corporate bonds outperformed higher quality bonds.
The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of mostly equity funds, but also some fixed income funds.  The exposure to equity funds was the primary driver of positive performance relative to the benchmark.  Specifically, holdings in AVIP Nasdaq-100® Index Portfolio , AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio and AVIP S&P 500® Index Portfolio provided positive relative performance compared to the benchmark.  The largest detractors from relative performance were all fixed income funds, and included AVIP Federated Core Plus Bond Portfolio, PIMCO Low Duration Institutional, and PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Moderate Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	AVIP S&P 500® Index Portfolio	19.0
2.	AVIP S&P MidCap 400® Index Portfolio	12.0
3.	AVIP BlackRock Advantage International Equity Portfolio	8.0
4.	AVIP Federated Core Plus Bond Portfolio	7.0
5.	DFA International Core Equity Portfolio Institutional	7.0
6.	AVIP BlackRock Advantage Large Cap Value Portfolio	6.0
7.	PIMCO Total Return Institutional	5.0
8.	AVIP AB Relative Value Portfolio	5.0
9.	AVIP BlackRock Advantage Large Cap Core Portfolio	4.0
10.	AVIP Bond Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2023
Open-End Mutual Funds–22.0%	Shares	Value
DFA Emerging Markets Portfolio Institutional	1,076,007	$ 29,622,468
DFA International Core Equity Portfolio Institutional	6,767,535	103,678,636
PIMCO Low Duration Institutional	4,846,787	44,590,438
PIMCO Total Return Institutional	8,588,255	74,288,402
Vanguard International Growth Fund Admiral Class	290,958	29,622,468
Western Asset Core Plus Bond IS	4,656,208	44,606,476
Total Open-End Mutual Funds		$ 326,408,888
Total Investments in Securities of Unaffiliated Issuers – 22.0% (Cost $334,187,390)		$ 326,408,888
Total Investments in Affiliates – 78.0% (Cost $1,101,714,202) (see schedule below)		1,155,276,246
Liabilities in Excess of Other Assets – 0.0%		(504,934)
Net Assets – 100.0%		$1,481,180,200

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2023

Affiliate		Value at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2023	Value at December 31, 2023
Open-End Mutual Funds – 78.0%
AVIP AB Mid Cap Core Portfolio	(a)	$ 14,450,992	$ 1,032,527	$ 2,984,793	$ (1,598,093)	$ 3,910,601	$ 66,913	$ —	505,330	$ 14,811,234
AVIP AB Relative Value Portfolio	(a)	72,254,959	4,300,219	9,867,325	425,360	6,942,957	808,634	—	6,677,743	74,056,170
AVIP AB Small Cap Portfolio	(a)	28,901,984	2,958,257	7,187,833	(12,531,089)	17,481,149	—	—	2,377,405	29,622,468
AVIP BlackRock Advantage International Equity Portfolio	(a)	115,607,935	7,023,753	20,345,256	(1,093,266)	17,296,705	4,191,326	—	7,759,651	118,489,871
AVIP BlackRock Advantage Large Cap Core Portfolio	(a)	57,803,968	1,242,607	12,476,201	(1,070,572)	13,745,134	581,282	194,236	1,850,248	59,244,936
AVIP BlackRock Advantage Large Cap Growth Portfolio	(a)	28,901,984	556,406	9,724,608	(16,674,838)	26,563,524	37,610	179,437	3,226,848	29,622,468
AVIP BlackRock Advantage Large Cap Value Portfolio	(a)	86,705,951	5,078,929	11,318,798	(701,097)	9,102,418	1,712,320	938,306	4,953,590	88,867,403
AVIP BlackRock Advantage Small Cap Growth Portfolio	(a)	43,352,976	4,194,288	11,676,364	(4,471,241)	13,034,043	—	—	1,997,918	44,433,702
AVIP Bond Portfolio	(a)	57,803,968	6,174,226	7,377,984	(527,271)	3,171,997	1,863,469	—	3,495,277	59,244,936
AVIP Federated Core Plus Bond Portfolio	(a)	101,156,943	13,199,412	13,209,711	(1,854,464)	4,386,457	2,380,817	—	11,430,941	103,678,637
AVIP Federated High Income Bond Portfolio	(a)	28,901,984	3,504,967	4,488,856	(26,124)	1,730,497	1,707,543	—	1,554,169	29,622,468
AVIP Nasdaq-100® Index Portfolio	(a)	28,901,984	2,845,235	12,594,864	(4,641,746)	15,111,859	135,629	2,377,431	1,685,969	29,622,468
AVIP S&P 500® Index Portfolio	(a)	274,568,846	15,771,258	58,213,620	9,622,257	39,664,703	3,215,026	11,248,422	7,245,454	281,413,444
AVIP S&P MidCap 400® Index Portfolio	(a)	173,411,903	20,402,555	34,222,272	3,963,353	14,179,268	1,303,419	6,859,109	8,640,487	177,734,807
Fidelity Advisor® Real Estate I	(a)	14,450,992	1,811,732	2,689,076	(762,244)	1,999,830	363,393	—	869,204	14,811,234
Total Open-End Mutual Funds					$(31,941,075)	$188,321,142	$18,367,381	$21,796,941		$1,155,276,246

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2023.
The accompanying notes are an integral part of these financial statements.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Growth Model Portfolio (Unaudited)
Objective/Strategy
The AVIP Growth Model Portfolio (formerly ON Growth Model Portfolio) is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
Performance as of December 31, 2023
Average Annual returns
One year	18.73%
Five years	11.35%
Since inception (3/1/17)	7.96%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is 1.03% per the Fund’s Prospectus dated May 1, 2023 and supplemented October 2, 2023 and December 4, 2023. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s Prospectus.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the year ended December 31, 2023, the Portfolio returned 18.73% versus 18.30% for its benchmark, the Morningstar® Aggressive Target Risk Index.
Q.  What affected the Portfolio’s performance?
A.   Equity markets provided strong positive returns in 2023.  Growth stocks materially outperformed value stocks, and domestic stocks outperformed international stocks.  In addition, large cap stocks outperformed small and midcap stocks.  Fixed income markets also provided modest positive returns.  While the Federal Reserve increased the Fed Funds rate materially during the year, longer term rates didn’t change materially, and the Treasury curve actually steepened a bit from 2 years to 30 years.  Credit spreads also tightened during the year.  In this environment, intermediate bonds performed well, and lower quality corporate bonds outperformed higher quality bonds.
The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of mostly equity funds, but also a small amount of fixed income funds.  The exposure to equity funds was the primary driver of positive performance relative to the benchmark.  Specifically, holdings in AVIP Nasdaq-100® Index Portfolio , AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio and AVIP S&P 500® Index Portfolio provided positive relative performance compared to the benchmark.  The largest detractors from performance vs. the benchmark were all fixed income funds, and included AVIP Federated Core Plus Bond Portfolio, PIMCO Low Duration Institutional, and PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2023.

Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2023 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2023 (1) (2) (3)
		% of Net Assets
1.	AVIP S&P 500® Index Portfolio	19.0
2.	AVIP S&P MidCap 400® Index Portfolio	14.0
3.	AVIP BlackRock Advantage International Equity Portfolio	11.0
4.	DFA International Core Equity Portfolio Institutional	9.0
5.	AVIP BlackRock Advantage Large Cap Value Portfolio	7.0
6.	AVIP AB Relative Value Portfolio	6.0
7.	AVIP BlackRock Advantage Large Cap Core Portfolio	6.0
8.	AVIP BlackRock Advantage Small Cap Growth Portfolio	4.0
9.	AVIP AB Small Cap Portfolio	3.0
10.	AVIP Nasdaq-100® Index Portfolio	3.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

AuguStarSM Variable Insurance Products Fund, Inc.
AVIP Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2023
Open-End Mutual Funds–17.0%	Shares	Value
DFA Emerging Markets Portfolio Institutional	374,046	$ 10,297,498
DFA International Core Equity Portfolio Institutional	2,016,481	30,892,494
PIMCO Low Duration Institutional	374,402	3,444,502
PIMCO Total Return Institutional	796,097	6,886,236
Vanguard International Growth Fund Admiral Class	67,430	6,864,999
Total Open-End Mutual Funds		$ 58,385,729
Total Investments in Securities of Unaffiliated Issuers – 17.0% (Cost $56,682,459)		$ 58,385,729
Total Investments in Affiliates – 83.0% (Cost $272,601,521) (see schedule below)		284,897,444
Liabilities in Excess of Other Assets – 0.0%		(139,565)
Net Assets – 100.0%		$343,143,608

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2023

Affiliate		Value at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2023	Value at December 31, 2023
Open-End Mutual Funds – 83.0%
AVIP AB Mid Cap Core Portfolio	(a)	$ 3,310,339	$ 206,143	$ 615,942	$ (328,034)	$ 859,993	$ 15,489	$ —	117,110	$ 3,432,499
AVIP AB Relative Value Portfolio	(a)	19,862,033	1,283,999	2,578,599	106,024	1,921,539	224,373	—	1,857,078	20,594,996
AVIP AB Small Cap Portfolio	(a)	9,931,016	950,736	2,296,952	(4,328,520)	6,041,218	—	—	826,445	10,297,498
AVIP BlackRock Advantage International Equity Portfolio	(a)	36,413,727	2,461,643	6,196,412	(374,045)	5,452,580	1,333,686	—	2,472,658	37,757,493
AVIP BlackRock Advantage Large Cap Core Portfolio	(a)	19,862,033	425,405	4,040,534	(214,059)	4,562,151	202,027	67,508	643,192	20,594,996
AVIP BlackRock Advantage Large Cap Growth Portfolio	(a)	6,620,678	118,446	2,140,141	(5,048,376)	7,314,392	8,728	41,640	747,821	6,864,999
AVIP BlackRock Advantage Large Cap Value Portfolio	(a)	23,172,371	1,396,017	2,779,805	12,091	2,226,821	461,795	253,051	1,339,325	24,027,495
AVIP BlackRock Advantage Small Cap Growth Portfolio	(a)	13,241,355	1,148,750	3,291,028	(1,261,161)	3,892,081	—	—	617,356	13,729,997
AVIP Bond Portfolio	(a)	6,620,678	1,039,394	1,093,487	(61,276)	359,690	215,762	—	405,015	6,864,999
AVIP Federated Core Plus Bond Portfolio	(a)	9,931,016	1,810,278	1,686,236	(132,366)	374,806	236,268	—	1,135,336	10,297,498
AVIP Federated High Income Bond Portfolio	(a)	3,310,339	534,907	606,281	(27,303)	220,837	197,708	—	180,089	3,432,499
AVIP Nasdaq-100® Index Portfolio	(a)	9,931,016	876,722	4,109,736	(1,598,131)	5,197,627	47,224	827,793	586,084	10,297,498
AVIP S&P 500® Index Portfolio	(a)	62,896,437	3,562,420	12,483,095	2,284,494	8,957,231	745,271	2,607,482	1,679,132	65,217,487
AVIP S&P MidCap 400® Index Portfolio	(a)	46,344,743	4,900,776	8,056,602	1,095,932	3,770,142	351,702	1,850,795	2,336,169	48,054,991
Fidelity Advisor® Real Estate I	(a)	3,310,339	386,037	542,775	(170,331)	449,229	83,970	—	201,438	3,432,499
Total Open-End Mutual Funds					$(10,045,061)	$51,600,337	$4,124,003	$5,648,269		$284,897,444

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2023.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Assets and Liabilities	December 31, 2023
	AVIP Bond Portfolio	AVIP BlackRock Balanced Allocation Portfolio	AVIP BlackRock Advantage International Equity Portfolio	AVIP Fidelity Institutional AM® Equity Growth Portfolio	AVIP AB Small Cap Portfolio	AVIP AB Mid Cap Core Portfolio	AVIP S&P 500® Index Portfolio	AVIP BlackRock Advantage Large Cap Value Portfolio	AVIP Federated High Income Bond Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$218,383,977	$406,928,020	$348,229,993	$116,240,171	$117,031,210	$80,053,449	$1,182,180,310	$198,014,126	$118,769,974
Cash	3,631,180	4,997,358	6,680,169	64,473	497,710	605,929	3,146,327	2,568,784	4,229,771
Cash subject to usage restrictions	—	236,000	216,748	—	—	—	—	155,760	—
Foreign currencies, at value	—	—	15,162	54,462	—	2,459	—	174	—
Receivable for securities sold	—	4,837,231	—	—	771,243	81,855	—	2,977,826	—
Receivable for fund shares sold	628,968	16,278	82,460	5,007	27,258	18,124	461,064	18,423	403,213
Receivable for variation margin on futures contracts	—	—	3,360	—	—	—	—	—	—
Dividends and accrued interest receivable	2,475,028	1,364,605	469,107	49,321	77,658	73,867	1,106,053	250,755	2,054,168
Foreign tax reclaim receivable	—	—	1,487,290	—	—	—	—	128,016	—
Prepaid expenses and other assets	2,496	6,317	5,571	1,706	1,669	1,086	18,888	2,938	1,408
Total assets	225,121,649	418,385,809	357,189,860	116,415,140	118,406,748	80,836,769	1,186,912,642	204,116,802	125,458,534
Liabilities:
Payable for securities purchased	—	4,496,854	—	—	475,774	114,913	29,574	2,796,694	—
Payable for fund shares redeemed	47,214	262,737	864,025	30,036	676,852	212,835	804,417	468,674	33,637
Payable for investment management services	102,310	174,156	211,287	65,871	71,827	48,053	337,932	112,598	76,631
Payable for variation margin on futures contracts	—	10,468	—	—	—	—	12,080	15,963	—
Accrued custody expense	966	6,329	66,350	2,809	7,531	8,288	15,181	3,242	950
Accrued professional fees	10,648	10,723	10,699	10,607	10,606	10,592	11,023	10,639	10,610
Accrued accounting fees	7,335	12,628	4,501	3,109	4,239	3,896	23,605	4,801	11,395
Accrued administration fees	11,754	11,246	6,841	11,330	11,354	11,159	11,573	11,480	11,755
Other liabilities	970	893	890	879	878	1,020	927	882	1,458
Withholding tax payable	—	—	25,528	1,856	—	—	1,166	—	—
Total liabilities	181,197	4,986,034	1,190,121	126,497	1,259,061	410,756	1,247,478	3,424,973	146,436
Net assets	$224,940,452	$413,399,775	$355,999,739	$116,288,643	$117,147,687	$80,426,013	$1,185,665,164	$200,691,829	$125,312,098
Net assets consist of:
Paid in capital	239,380,030	366,478,310	353,609,253	93,704,389	133,143,755	83,950,761	658,288,419	184,313,936	141,679,219
Total distributable earnings	(14,439,578)	46,921,465	2,390,486	22,584,254	(15,996,068)	(3,524,748)	527,376,745	16,377,893	(16,367,121)
Net assets	$224,940,452	$413,399,775	$355,999,739	$116,288,643	$117,147,687	$80,426,013	$1,185,665,164	$200,691,829	$125,312,098
*Investments in securities of unaffiliated issuers, at cost	$237,296,251	$370,879,501	$316,599,389	$101,644,017	$106,837,019	$74,579,376	$ 740,810,692	$187,574,544	$125,744,313
Foreign currencies, at cost	$ —	$ —	$ 15,113	$ 54,045	$ —	$ 2,230	$ —	$ 178	$ —
Shares outstanding, par value, $1 per share	13,273,322	12,693,123	23,319,282	77,517,850	9,404,271	2,743,642	30,523,707	11,188,289	6,572,965
Authorized Fund shares allocated to Portfolio	22,000,000	20,000,000	35,000,000	134,000,000	17,000,000	6,000,000	50,000,000	21,000,000	13,000,000
Net asset value per share	$ 16.95	$ 32.57	$ 15.27	$ 1.50	$ 12.46	$ 29.31	$ 38.84	$ 17.94	$ 19.06
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Assets and Liabilities	December 31, 2023
	AVIP Nasdaq-100® Index Portfolio	AVIP BlackRock Advantage Large Cap Core Portfolio	AVIP BlackRock Advantage Small Cap Growth Portfolio	AVIP S&P MidCap 400® Index Portfolio	AVIP BlackRock Advantage Large Cap Growth Portfolio	AVIP AB Risk Managed Balanced Portfolio	AVIP Federated Core Plus Bond Portfolio	AVIP Intech U.S. Low Volatility Portfolio	AVIP AB Relative Value Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$260,761,135	$323,956,677	$140,230,370	$538,760,976	$467,750,102	$1,433,109,910	$574,054,720	$661,154,979	$122,479,929
Cash	1,906,864	4,322,600	—	—	3,648,498	20,074,163	6,010,648	5,261,575	5,713,280
Cash subject to usage restrictions	7,943	247,800	104,000	218,843	371,700	—	—	—	—
Receivable for securities sold	—	5,477,287	2,057,699	5,481,281	7,385,633	1,542,284	—	1,562,713	—
Receivable for fund shares sold	10,900	349,658	3,292	79,784	100,592	2,554	1,454,071	159,223	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—	131,141	—	—
Dividends and accrued interest receivable	249,061	276,208	58,726	714,260	231,502	5,389,404	3,912,828	921,859	159,950
Foreign tax reclaim receivable	—	—	—	—	—	412	—	—	27,290
Prepaid expenses and other assets	3,903	5,187	1,907	7,745	7,251	21,142	7,414	11,561	1,820
Total assets	262,939,806	334,635,417	142,455,994	545,262,889	479,495,278	1,460,139,869	585,570,822	669,071,910	128,382,269
Liabilities:
Cash overdraft	—	—	156,017	417,052	—	—	—	—	—
Payable for securities purchased	—	5,053,536	311,483	691,960	4,280,103	58,720,110	—	—	86,117
Payable for fund shares redeemed	104,068	71,742	1,103,870	1,442,104	164,801	935,405	170,312	289,767	476,455
Payable for investment management services	81,075	176,689	91,050	159,216	263,567	927,193	248,339	321,989	68,589
Payable for variation margin on futures contracts	20,888	11,971	3,444	55,902	16,975	446,539	—	—	—
Accrued custody expense	4,892	3,858	3,000	9,434	4,399	14,623	4,334	3,030	1,943
Accrued professional fees	10,662	10,690	10,614	10,768	10,746	12,884	12,573	10,827	10,610
Accrued accounting fees	5,411	6,637	4,279	11,737	9,120	38,115	25,408	13,162	2,968
Accrued administration fees	11,656	11,607	11,143	11,327	11,505	11,135	11,671	11,248	11,700
Other liabilities	885	888	917	898	895	937	900	904	879
Withholding tax payable	783	—	—	—	—	1,219	—	—	1,553
Total liabilities	240,320	5,347,618	1,695,817	2,810,398	4,762,111	61,108,160	473,537	650,927	660,814
Net assets	$262,699,486	$329,287,799	$140,760,177	$542,452,491	$474,733,167	$1,399,031,709	$585,097,285	$668,420,983	$127,721,455
Net assets consist of:
Paid in capital	118,708,221	267,025,924	151,415,036	451,151,040	340,044,647	1,312,282,909	662,417,573	622,536,604	115,350,219
Total distributable earnings	143,991,265	62,261,875	(10,654,859)	91,301,451	134,688,520	86,748,800	(77,320,288)	45,884,379	12,371,236
Net assets	$262,699,486	$329,287,799	$140,760,177	$542,452,491	$474,733,167	$1,399,031,709	$585,097,285	$668,420,983	$127,721,455
*Investments in securities of unaffiliated issuers, at cost	$166,403,075	$270,394,256	$140,520,470	$462,725,461	$380,747,959	$1,333,164,686	$621,544,232	$614,069,391	$108,298,498
Shares outstanding, par value, $1 per share	14,951,963	10,283,873	6,328,559	26,370,173	51,731,312	98,561,128	64,525,341	63,590,837	11,511,630
Authorized Fund shares allocated to Portfolio	27,000,000	19,000,000	12,000,000	41,000,000	82,000,000	170,000,000	115,000,000	105,000,000	20,000,000
Net asset value per share	$ 17.57	$ 32.02	$ 22.24	$ 20.57	$ 9.18	$ 14.19	$ 9.07	$ 10.51	$ 11.09
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Assets and Liabilities	December 31, 2023
	AVIP iShares Managed Risk Balanced Portfolio	AVIP iShares Managed Risk Moderate Growth Portfolio	AVIP iShares Managed Risk Growth Portfolio	AVIP Moderately Conservative Model Portfolio	AVIP Balanced Model Portfolio	AVIP Moderate Growth Model Portfolio	AVIP Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$577,305,731	$490,300,413	$431,079,544	$ 72,935,884	$241,208,670	$ 326,408,888	$ 58,385,729
Investments in affiliates, at value**	—	—	—	123,813,754	535,569,627	1,155,276,246	284,897,444
Cash	3,898,181	4,844,870	10,126,494	21	—	—	—
Cash subject to usage restrictions	5,000,212	3,388,679	3,654,925	—	—	—	—
Foreign currencies, at value	1,462,524	369,009	326,586	—	—	—	—
Receivable for securities sold	—	—	—	323,969	2,858,908	3,555,963	1,211,611
Receivable for fund shares sold	31,309	12,927	3,188	193	5,803	1,473	353
Prepaid expenses and other assets	8,167	6,604	5,803	2,579	10,738	20,319	4,410
Total assets	587,706,124	498,922,502	445,196,540	197,076,400	779,653,746	1,485,262,889	344,499,547
Liabilities:
Payable for securities purchased	—	—	—	303,587	2,601,375	3,435,893	1,178,837
Payable for fund shares redeemed	189,372	174,053	113,486	20,515	263,088	121,209	33,135
Payable for investment management services	271,095	229,697	204,665	66,395	288,124	495,354	114,411
Payable for variation margin on futures contracts	53,580	12,658	40,637	—	—	—	—
Accrued custody expense	3,509	3,009	2,763	2,780	3,134	3,170	2,984
Accrued professional fees	9,345	9,712	9,691	9,193	9,416	9,684	9,248
Accrued accounting fees	4,157	4,498	4,496	3,848	3,855	3,856	3,852
Accrued administration fees	11,295	11,292	11,292	12,584	12,584	12,584	12,584
Other liabilities	900	893	891	883	908	939	888
Total liabilities	543,253	445,812	387,921	419,785	3,182,484	4,082,689	1,355,939
Net assets	$587,162,871	$498,476,690	$444,808,619	$196,656,615	$776,471,262	$1,481,180,200	$343,143,608
Net assets consist of:
Paid in capital	560,147,627	402,782,777	345,667,375	203,306,030	777,950,648	1,482,562,219	344,973,079
Total distributable earnings	27,015,244	95,693,913	99,141,244	(6,649,415)	(1,479,386)	(1,382,019)	(1,829,471)
Net assets	$587,162,871	$498,476,690	$444,808,619	$196,656,615	$776,471,262	$1,481,180,200	$343,143,608
*Investments in securities of unaffiliated issuers, at cost	$541,242,840	$414,842,989	$350,724,006	$ 79,970,135	$259,772,241	$ 334,187,390	$ 56,682,459
**Investments in affiliates, at cost	$ —	$ —	$ —	$123,122,153	$509,533,905	$1,101,714,202	$272,601,521
Foreign currencies, at cost	$ 1,445,030	$ 381,677	$ 331,502	$ —	$ —	$ —	$ —
Shares outstanding, par value, $1 per share	61,174,381	40,514,599	35,081,558	18,472,121	72,533,328	136,398,481	31,192,345
Authorized Fund shares allocated to Portfolio	123,000,000	70,000,000	65,000,000	28,000,000	107,000,000	200,000,000	48,000,000
Net asset value per share	$ 9.60	$ 12.30	$ 12.68	$ 10.65	$ 10.71	$ 10.86	$ 11.00
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2023
	AVIP Bond Portfolio	AVIP BlackRock Balanced Allocation Portfolio	AVIP BlackRock Advantage International Equity Portfolio	AVIP Fidelity Institutional AM® Equity Growth Portfolio	AVIP AB Small Cap Portfolio	AVIP AB Mid Cap Core Portfolio	AVIP S&P 500® Index Portfolio	AVIP BlackRock Advantage Large Cap Value Portfolio	AVIP Federated High Income Bond Portfolio
Investment income:
Interest	$ 9,380,072	$ 4,131,991	$ 326,455	$ 46,679	$ 66,118	$ 33,403	$ 333,141	$ 137,563	$ 8,080,445
Dividends from unaffiliated issuers, net of taxes withheld*	—	4,696,713	10,162,414	489,132	1,283,605	1,096,654	18,105,181	4,451,887	—
Total investment income	9,380,072	8,828,704	10,488,869	535,811	1,349,723	1,130,057	18,438,322	4,589,450	8,080,445
Expenses:
Management fees	1,204,395	2,079,847	2,503,634	483,248	840,556	557,307	3,702,338	1,325,749	905,127
Custodian fees	5,668	53,291	417,879	14,265	48,969	47,807	84,592	18,979	5,265
Directors' fees	17,530	33,249	28,098	5,038	9,107	6,180	86,007	15,750	9,841
Professional fees	21,284	24,549	23,425	25,904	19,483	18,848	36,179	20,834	19,633
Accounting fees	45,389	80,340	61,369	13,951	26,392	24,248	140,725	30,685	69,629
Administration fees	29,079	34,888	54,281	20,955	24,228	24,308	34,196	24,779	26,802
Printing and filing fees	11,276	12,433	10,032	16,742	8,357	8,716	13,761	9,159	11,849
Compliance expense	10,260	10,260	10,260	10,260	10,260	10,260	10,260	10,260	10,260
Other	5,287	12,924	11,224	3,852	3,584	2,420	32,742	6,765	3,163
Total expenses	1,350,168	2,341,781	3,120,202	594,215	990,936	700,094	4,140,800	1,462,960	1,061,569
Net investment income (loss)	8,029,904	6,486,923	7,368,667	(58,404)	358,787	429,963	14,297,522	3,126,490	7,018,876
Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(1,201,099)	5,683,648	23,685,379	9,551,546	(7,824,655)	(2,258,455)	80,449,290	3,362,013	(4,390,604)
Futures contracts	—	737,319	575,048	—	—	11,226	1,645,103	495,932	—
Foreign currency related transactions	—	—	(46,818)	8,632	—	9	—	(5,199)	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	10,503,846	66,772,079	29,430,353	12,666,938	26,320,489	14,352,422	154,356,039	17,718,269	12,069,516
Futures contracts	—	218,906	404,715	—	—	7,212	521,689	172,758	—
Foreign currency related transactions	—	—	73,241	872	—	74	—	33,163	—
Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	9,302,747	73,411,952	54,121,918	22,227,988	18,495,834	12,112,488	236,972,121	21,776,936	7,678,912
Change in net assets from operations	$17,332,651	$79,898,875	$61,490,585	$22,169,584	$18,854,621	$12,542,451	$251,269,643	$24,903,426	$14,697,788
*Taxes withheld	$ —	$ 1,158	$ 1,074,868	$ 10,693	$ 920	$ 1,745	$ 4,778	$ —	$ —
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2023
	AVIP Nasdaq-100® Index Portfolio	AVIP BlackRock Advantage Large Cap Core Portfolio	AVIP BlackRock Advantage Small Cap Growth Portfolio	AVIP S&P MidCap 400® Index Portfolio	AVIP BlackRock Advantage Large Cap Growth Portfolio	AVIP AB Risk Managed Balanced Portfolio	AVIP Federated Core Plus Bond Portfolio	AVIP Intech U.S. Low Volatility Portfolio	AVIP AB Relative Value Portfolio
Investment income:
Interest	$ 82,463	$ 224,573	$ 124,867	$ 158,111	$ 282,050	$ 24,173,711	$17,269,025	$ 271,788	$ 294,968
Dividends from unaffiliated issuers, net of taxes withheld*	2,233,254	4,889,784	1,213,819	7,549,300	3,847,122	11,146,845	2,655,870	13,385,948	2,657,236
Total investment income	2,315,717	5,114,357	1,338,686	7,707,411	4,129,172	35,320,556	19,924,895	13,657,736	2,952,204
Expenses:
Management fees	898,380	2,062,373	1,054,920	1,500,723	2,814,849	9,598,889	2,826,473	3,997,349	808,812
Custodian fees	26,948	22,704	17,532	55,715	23,040	86,364	24,118	18,040	14,022
Directors' fees	19,050	25,654	10,809	32,453	33,418	93,723	44,054	56,382	10,000
Professional fees	21,647	22,975	19,833	25,039	24,831	41,103	26,037	29,339	19,693
Accounting fees	33,218	42,472	27,651	63,243	56,562	218,460	149,248	85,828	18,713
Administration fees	23,991	28,082	23,244	25,463	26,349	59,664	39,556	26,447	22,668
Printing and filing fees	8,764	9,276	8,847	10,195	9,900	17,433	14,358	11,510	8,244
Compliance expense	10,260	10,260	10,260	10,260	10,260	10,260	10,260	10,260	10,260
Other	7,255	9,871	4,430	11,202	10,580	95,967	14,455	22,652	3,613
Total expenses	1,049,513	2,233,667	1,177,526	1,734,293	3,009,789	10,221,863	3,148,559	4,257,807	916,025
Net investment income	1,266,204	2,880,690	161,160	5,973,118	1,119,383	25,098,693	16,776,336	9,399,929	2,036,179
Realized/unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	48,764,613	5,173,075	(354,569)	20,264,762	46,548,741	3,998,291	(7,133,209)	(3,674,270)	(1,276,901)
Futures contracts	591,401	709,541	(12,646)	269,078	1,859,058	(22,198,266)	(3,636,251)	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	53,137,452	65,064,637	26,372,167	41,530,714	94,515,931	124,985,450	22,333,742	38,554,777	13,499,704
Futures contracts	102,308	282,214	59,986	22,477	483,757	25,336,834	587,849	—	—
Net realized/unrealized gain on investments and futures contracts	102,595,774	71,229,467	26,064,938	62,087,031	143,407,487	132,122,309	12,152,131	34,880,507	12,222,803
Change in net assets from operations	$103,861,978	$74,110,157	$26,226,098	$68,060,149	$144,526,870	$157,221,002	$28,928,467	$44,280,436	$14,258,982
*Taxes withheld	$ 4,659	$ 986	$ 3,337	$ —	$ 2,017	$ 14,444	$ —	$ —	$ 27,916
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2023
	AVIP iShares Managed Risk Balanced Portfolio	AVIP iShares Managed Risk Moderate Growth Portfolio	AVIP iShares Managed Risk Growth Portfolio	AVIP Moderately Conservative Model Portfolio	AVIP Balanced Model Portfolio	AVIP Moderate Growth Model Portfolio	AVIP Growth Model Portfolio
Investment income:
Interest	$ 1,324,085	$ 1,329,202	$ 1,083,532	$ 23	$ 3	$ 4	$ 1
Dividend income from unaffiliated issuers	16,695,015	12,009,058	9,871,837	2,954,574	8,990,578	11,376,603	1,869,859
Dividends from affililiates	—	—	—	2,730,918	9,918,330	18,367,381	4,124,004
Total investment income	18,019,100	13,338,260	10,955,369	5,685,515	18,908,911	29,743,988	5,993,864
Expenses:
Management fees	3,288,656	2,699,174	2,385,261	816,383	3,112,106	5,821,985	1,343,402
Custodian fees	21,704	18,819	17,836	16,603	18,301	18,126	16,284
Directors' fees	47,774	39,026	34,413	16,366	62,082	115,686	26,678
Professional fees	25,401	23,696	22,731	22,745	28,436	39,872	20,980
Accounting fees	24,794	27,244	27,241	23,086	23,132	23,132	23,110
Administration fees	25,377	24,456	23,802	28,061	31,408	35,334	28,822
Printing and filing fees	11,161	9,954	9,579	8,876	11,971	15,384	9,401
Compliance expense	10,260	10,260	10,260	10,260	10,260	10,260	10,260
Recoupment of previously reimbursed expenses	—	—	—	5,000	234,000	—	—
Other	44,647	38,741	45,314	5,231	19,916	36,293	8,114
Total expenses	3,499,774	2,891,370	2,576,437	952,611	3,551,612	6,116,072	1,487,051
Net investment income	14,519,326	10,446,890	8,378,932	4,732,904	15,357,299	23,627,916	4,506,813
Realized/unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(4,133,770)	1,060,561	4,493,548	(1,752,620)	(2,622,081)	(6,154,669)	(1,281,801)
Investments in affiliates	—	—	—	(71,295)	(7,837,999)	(31,941,075)	(10,045,061)
Futures contracts	7,983,264	7,459,025	5,912,254	—	—	—	—
Foreign currency related transactions	117,414	4,717	19,144	—	—	—	—
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	—	16,018	125,280	237,566	54,910
Capital gain distributions received from underlying affiliated mutual funds	—	—	—	1,902,058	9,060,062	21,796,941	5,648,269
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	55,213,135	52,934,233	57,186,050	4,101,199	14,071,634	28,470,993	7,060,030
Investments in affiliates	—	—	—	13,539,201	73,115,626	188,321,142	51,600,337
Futures contracts	3,603,447	2,213,073	2,081,715	—	—	—	—
Foreign currency related transactions	(70,287)	(16,478)	(10,465)	—	—	—	—
Net realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	62,713,203	63,655,131	69,682,246	17,734,561	85,912,522	200,730,898	53,036,684
Change in net assets from operations	$77,232,529	$74,102,021	$78,061,178	$22,467,465	$101,269,821	$224,358,814	$ 57,543,497
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Changes in Net Assets
	AVIP Bond Portfolio		AVIP BlackRock Balanced Allocation Portfolio		AVIP BlackRock Advantage International Equity Portfolio		AVIP Fidelity Institutional AM® Equity Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 8,029,904	$ 7,061,170	$ 6,486,923	$ 7,221,718	$ 7,368,667	$ 10,506,593	$ (58,404)	$ (163,359)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(1,201,099)	(2,323,091)	6,420,967	(1,511,732)	24,213,609	(54,967,224)	9,560,178	9,326,211
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	10,503,846	(46,010,875)	66,990,985	(104,791,781)	29,908,309	(22,914,006)	12,667,810	(51,085,374)
Change in net assets from operations	17,332,651	(41,272,796)	79,898,875	(99,081,795)	61,490,585	(67,374,637)	22,169,584	(41,922,522)
Distributions:
Distributions to shareholders	(7,069,354)	(8,574,425)	(7,063,412)	(91,138,887)	(12,519,043)	(63,189,251)	(10,656,713)	(59,319,150)
Capital transactions:
Received from shares sold	20,888,041	37,257,056	14,394,034	39,209,578	12,685,880	17,766,308	63,189,595	10,963,124
Received from dividends reinvested	7,069,354	8,574,425	7,063,412	91,138,887	12,519,043	63,189,251	10,656,713	59,319,150
Paid for shares redeemed	(34,760,839)	(51,935,837)	(99,623,689)	(73,207,293)	(72,748,267)	(103,287,366)	(13,199,336)	(67,084,671)
Change in net assets from capital transactions	(6,803,444)	(6,104,356)	(78,166,243)	57,141,172	(47,543,344)	(22,331,807)	60,646,972	3,197,603
Change in net assets	3,459,853	(55,951,577)	(5,330,780)	(133,079,510)	1,428,198	(152,895,695)	72,159,843	(98,044,069)
Net assets:
Beginning of year	221,480,599	277,432,176	418,730,555	551,810,065	354,571,541	507,467,236	44,128,800	142,172,869
End of year	$224,940,452	$221,480,599	$413,399,775	$ 418,730,555	$355,999,739	$ 354,571,541	$116,288,643	$ 44,128,800
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Changes in Net Assets
	AVIP AB Small Cap Portfolio		AVIP AB Mid Cap Core Portfolio		AVIP S&P 500® Index Portfolio		AVIP BlackRock Advantage Large Cap Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 358,787	$ 83,959	$ 429,963	$ 445,275	$ 14,297,522	$ 13,953,656	$ 3,126,490	$ 4,066,364
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(7,824,655)	(18,086,434)	(2,247,220)	(7,062,600)	82,094,393	47,510,993	3,852,746	1,744,006
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	26,320,489	(29,906,410)	14,359,708	(17,237,620)	154,877,728	(294,998,664)	17,924,190	(32,737,573)
Change in net assets from operations	18,854,621	(47,908,885)	12,542,451	(23,854,945)	251,269,643	(233,534,015)	24,903,426	(26,927,203)
Distributions:
Distributions to shareholders	—	(77,449,777)	(357,918)	(38,480,179)	(61,084,220)	(140,988,170)	(5,994,188)	(61,357,541)
Capital transactions:
Received from shares sold	9,355,330	15,389,537	4,594,051	9,678,476	142,999,531	110,296,372	6,870,804	5,786,201
Received from dividends reinvested	—	77,449,777	357,918	38,480,179	61,084,220	140,988,170	5,994,188	61,357,541
Paid for shares redeemed	(24,754,410)	(23,084,864)	(14,504,245)	(12,681,249)	(232,184,380)	(178,215,803)	(30,023,750)	(105,822,570)
Change in net assets from capital transactions	(15,399,080)	69,754,450	(9,552,276)	35,477,406	(28,100,629)	73,068,739	(17,158,758)	(38,678,828)
Change in net assets	3,455,541	(55,604,212)	2,632,257	(26,857,718)	162,084,794	(301,453,446)	1,750,480	(126,963,572)
Net assets:
Beginning of year	113,692,146	169,296,358	77,793,756	104,651,474	1,023,580,370	1,325,033,816	198,941,349	325,904,921
End of year	$117,147,687	$113,692,146	$ 80,426,013	$ 77,793,756	$1,185,665,164	$1,023,580,370	$200,691,829	$ 198,941,349
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Changes in Net Assets
	AVIP Federated High Income Bond Portfolio		AVIP Nasdaq-100® Index Portfolio		AVIP BlackRock Advantage Large Cap Core Portfolio		AVIP BlackRock Advantage Small Cap Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 7,018,876	$ 7,152,883	$ 1,266,204	$ 1,186,637	$ 2,880,690	$ 3,425,040	$ 161,160	$ 45,785
Net realized gain (loss) on investments and futures contracts	(4,390,604)	(3,870,351)	49,356,014	20,591,868	5,882,616	1,633,762	(367,215)	(9,971,054)
Change in unrealized appreciation/depreciation on investments and futures contracts	12,069,516	(22,246,978)	53,239,760	(131,230,122)	65,346,851	(87,433,157)	26,432,153	(40,989,792)
Change in net assets from operations	14,697,788	(18,964,446)	103,861,978	(109,451,617)	74,110,157	(82,374,355)	26,226,098	(50,915,061)
Distributions:
Distributions to shareholders	(7,303,133)	(7,915,615)	(21,987,143)	(81,012,020)	(4,330,487)	(94,014,910)	—	(49,954,225)
Capital transactions:
Received from shares sold	9,258,071	5,362,424	23,001,284	39,450,661	7,424,198	14,043,699	10,590,836	15,744,900
Received from dividends reinvested	7,303,133	7,915,615	21,987,143	81,012,020	4,330,487	94,014,910	—	49,954,225
Paid for shares redeemed	(22,198,645)	(33,028,965)	(72,675,705)	(78,019,869)	(66,044,595)	(55,125,680)	(31,057,951)	(26,057,888)
Change in net assets from capital transactions	(5,637,441)	(19,750,926)	(27,687,278)	42,442,812	(54,289,910)	52,932,929	(20,467,115)	39,641,237
Change in net assets	1,757,214	(46,630,987)	54,187,557	(148,020,825)	15,489,760	(123,456,336)	5,758,983	(61,228,049)
Net assets:
Beginning of year	123,554,884	170,185,871	208,511,929	356,532,754	313,798,039	437,254,375	135,001,194	196,229,243
End of year	$125,312,098	$123,554,884	$262,699,486	$ 208,511,929	$329,287,799	$ 313,798,039	$140,760,177	$135,001,194
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Changes in Net Assets
	AVIP S&P MidCap 400® Index Portfolio		AVIP BlackRock Advantage Large Cap Growth Portfolio		AVIP AB Risk Managed Balanced Portfolio		AVIP Federated Core Plus Bond Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 5,973,118	$ 4,697,808	$ 1,119,383	$ 609,922	$ 25,098,693	$ 13,050,729	$ 16,776,336	$ 13,234,868
Net realized gain (loss) on investments and futures contracts	20,533,840	21,896,113	48,407,799	1,035,868	(18,199,975)	(36,102,057)	(10,769,460)	(34,877,886)
Change in unrealized appreciation/depreciation on investments and futures contracts	41,553,191	(83,766,894)	94,999,688	(23,461,774)	150,322,284	(118,870,541)	22,921,591	(66,363,139)
Change in net assets from operations	68,060,149	(57,172,973)	144,526,870	(21,815,984)	157,221,002	(141,921,869)	28,928,467	(88,006,157)
Distributions:
Distributions to shareholders	(24,997,583)	(59,625,654)	(3,467,142)	(34,740,322)	(13,033,001)	(52,389,384)	(13,552,610)	(9,465,356)
Capital transactions:
Received from shares sold	193,105,054	62,756,203	46,468,903	346,006,891	328,185,195	979,291,083	92,280,723	81,089,166
Received from dividends reinvested	24,997,583	59,625,654	3,467,142	34,740,322	13,033,001	52,389,384	13,552,610	9,465,356
Paid for shares redeemed	(88,193,474)	(73,655,305)	(91,386,497)	(30,527,193)	(225,587,997)	(145,114,544)	(87,213,748)	(158,471,240)
Change in net assets from capital transactions	129,909,163	48,726,552	(41,450,452)	350,220,020	115,630,199	886,565,923	18,619,585	(67,916,718)
Change in net assets	172,971,729	(68,072,075)	99,609,276	293,663,714	259,818,200	692,254,670	33,995,442	(165,388,231)
Net assets:
Beginning of year	369,480,762	437,552,837	375,123,891	81,460,177	1,139,213,509	446,958,839	551,101,843	716,490,074
End of year	$542,452,491	$369,480,762	$474,733,167	$375,123,891	$1,399,031,709	$1,139,213,509	$585,097,285	$ 551,101,843
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Changes in Net Assets
	AVIP Intech U.S. Low Volatility Portfolio		AVIP AB Relative Value Portfolio		AVIP iShares Managed Risk Balanced Portfolio		AVIP iShares Managed Risk Moderate Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period from October 14, 2022 (inception) to
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 9,399,929	$ 8,705,219	$ 2,036,179	$ 1,470,576	$ 14,519,326	$ 6,514,570	$ 10,446,890	$ 2,683,968
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	(3,674,270)	(7,547,614)	(1,276,901)	(2,644,383)	3,966,908	(29,743,481)	8,524,303	4,805,973
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	38,554,777	(71,016,377)	13,499,704	(3,132,477)	58,746,295	(26,746,207)	55,130,828	20,776,747
Change in net assets from operations	44,280,436	(69,858,772)	14,258,982	(4,306,284)	77,232,529	(49,975,118)	74,102,021	28,266,688
Distributions:
Distributions to shareholders	(8,163,527)	(24,143,362)	(1,395,666)	(92,591)	(6,229,046)	(3,430,064)	—	—
Capital transactions:
Received from shares sold	33,075,436	14,522,475	6,190,927	77,045,730	12,537,918	314,447,942	19,208,147	486,047,292
Received from dividends reinvested	8,163,527	24,143,362	1,395,666	92,591	6,229,046	3,430,064	—	—
Paid for shares redeemed	(147,360,918)	(189,797,773)	(18,451,190)	(24,660,816)	(114,243,445)	(64,824,870)	(85,831,527)	(23,315,931)
Change in net assets from capital transactions	(106,121,955)	(151,131,936)	(10,864,597)	52,477,505	(95,476,481)	253,053,136	(66,623,380)	462,731,361
Change in net assets	(70,005,046)	(245,134,070)	1,998,719	48,078,630	(24,472,998)	199,647,954	7,478,641	490,998,049
Net assets:
Beginning of year	738,426,029	983,560,099	125,722,736	77,644,106	611,635,869	411,987,915	490,998,049	—
End of year	$ 668,420,983	$ 738,426,029	$127,721,455	$125,722,736	$ 587,162,871	$611,635,869	$498,476,690	$490,998,049
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Changes in Net Assets
	AVIP iShares Managed Risk Growth Portfolio		AVIP Moderately Conservative Model Portfolio		AVIP Balanced Model Portfolio		AVIP Moderate Growth Model Portfolio
	Year Ended	Period from October 14, 2022 (inception) to	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 8,378,932	$ 2,213,400	$ 4,732,904	$ 4,552,705	$ 15,357,299	$ 14,040,740	$ 23,627,916	$ 20,564,747
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	10,424,946	799,471	94,161	10,960,407	(1,274,738)	76,286,314	(16,061,237)	204,017,522
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	59,257,300	21,973,986	17,640,400	(57,343,084)	87,187,260	(257,591,305)	216,792,135	(558,325,064)
Change in net assets from operations	78,061,178	24,986,857	22,467,465	(41,829,972)	101,269,821	(167,264,251)	224,358,814	(333,742,795)
Distributions:
Distributions to shareholders	—	—	(15,593,898)	(19,022,010)	(85,661,107)	(95,455,234)	(208,393,538)	(209,220,568)
Capital transactions:
Received from shares sold	15,260,634	421,249,533	4,967,509	17,864,580	15,044,601	13,644,093	16,254,872	39,731,207
Received from dividends reinvested	—	—	15,593,898	19,022,010	85,661,107	95,455,233	208,393,538	209,220,568
Paid for shares redeemed	(75,074,240)	(19,675,343)	(44,209,932)	(44,216,093)	(127,785,739)	(150,961,325)	(204,609,746)	(238,136,575)
Change in net assets from capital transactions	(59,813,606)	401,574,190	(23,648,525)	(7,329,503)	(27,080,031)	(41,861,999)	20,038,664	10,815,200
Change in net assets	18,247,572	426,561,047	(16,774,958)	(68,181,485)	(11,471,317)	(304,581,484)	36,003,940	(532,148,163)
Net assets:
Beginning of year	426,561,047	—	213,431,573	281,613,058	787,942,579	1,092,524,063	1,445,176,260	1,977,324,423
End of year	$444,808,619	$426,561,047	$196,656,615	$213,431,573	$ 776,471,262	$ 787,942,579	$1,481,180,200	$1,445,176,260
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Statements of Changes in Net Assets
	AVIP Growth Model Portfolio
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 4,506,813	$ 3,691,529
Net realized gain on investments and capital gain distributions received from underlying mutual funds	(5,623,683)	57,283,328
Change in unrealized appreciation on investments	58,660,367	(141,608,112)
Change in net assets from operations	57,543,497	(80,633,255)
Distributions:
Distributions to shareholders	(57,106,337)	(57,611,540)
Capital transactions:
Received from shares sold	3,619,095	6,632,256
Received from dividends reinvested	57,106,337	57,611,540
Paid for shares redeemed	(48,942,170)	(43,262,790)
Change in net assets from capital transactions	11,783,262	20,981,006
Change in net assets	12,220,422	(117,263,789)
Net assets:
Beginning of year	330,923,186	448,186,975
End of year	$343,143,608	$ 330,923,186
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Bond Portfolio
Year Ended December 31, 2023	$16.17	0.62	0.69	1.31	(0.53)	$16.95	8.30%	0.61%	3.64%	0.61%	$224.9	21%
Year Ended December 31, 2022	$19.88	0.58	(3.60)	(3.02)	(0.69)	$16.17	(15.19)%	0.61%	3.11%	0.61%	$221.5	21%
Year Ended December 31, 2021	$20.79	0.54	(0.85)	(0.31)	(0.60)	$19.88	(1.52)%	0.59%	2.56%	0.59%	$277.4	13%
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
AVIP BlackRock Balanced Allocation Portfolio
Year Ended December 31, 2023	$27.36	0.58	5.16	5.74	(0.53)	$32.57	21.13%	0.56%	1.56%	0.56%	$413.4	65%
Year Ended December 31, 2022	$42.43	0.50	(8.21)	(7.71)	(7.36)	$27.36	(18.41)%	0.55%	1.57%	0.55%	$418.7	70%
Year Ended December 31, 2021	$39.40	0.58	6.66	7.24	(4.21)	$42.43	19.06%	0.54%	1.22%	0.54%	$551.8	105%
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97% (a)
AVIP BlackRock Advantage International Equity Portfolio
Year Ended December 31, 2023	$13.32	0.37	2.11	2.48	(0.53)	$15.27	18.94%	0.89%	2.09%	0.89%	$356.0	153%
Year Ended December 31, 2022	$18.44	0.42	(3.11)	(2.69)	(2.43)	$13.32	(13.47)%	0.89%	2.53%	0.89%	$354.6	134%
Year Ended December 31, 2021	$16.47	0.36	1.86	2.22	(0.25)	$18.44	13.49%	0.89%	1.84%	0.89%	$507.5	196%
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105% (b)
AVIP Fidelity Institutional AM® Equity Growth Portfolio
Year Ended December 31, 2023	$ 1.19	(—) (c)	0.45	0.45	(0.14)	$ 1.50	39.39%	0.86%	(0.08)%	0.86%	$116.3	98% (d)
Year Ended December 31, 2022	$36.43	0.02	(11.42)	(11.40)	(23.84)	$ 1.19	(33.92)%	0.85%	(0.19)%	0.85%	$ 44.1	51%
Year Ended December 31, 2021	$35.13	(0.17)	7.07	6.90	(5.60)	$36.43	19.70%	0.78%	(0.33)%	0.78%	$142.2	31%
Year Ended December 31, 2020	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—) (c)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)% (c)	0.81%	$196.9	53%

(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the AVIP BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
(b)	Effective December 7, 2019, the sub-adviser to the AVIP BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers may have contributed to a higher portfolio turnover rate for the year ended December 31, 2019 than for prior years.
(c)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
(d)	Effective July 29, 2023, the sub-adviser to the AVIP Fidelity Institutional AM® Equity Growth Portfolio changed from Janus Henderson Investors U.S. LLC to FIAM LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2023 than for prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP AB Small Cap Portfolio
Year Ended December 31, 2023	$10.63	0.04	1.79	1.83	—	$12.46	17.22%	0.86%	0.31%	0.86%	$ 117.1	59%
Year Ended December 31, 2022	$42.63	0.01	(11.42)	(11.41)	(20.59)	$10.63	(28.73)%	0.85%	0.07%	0.85%	$ 113.7	58%
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%	0.85%	$ 169.3	136% (a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$ 182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$ 170.7	17%
AVIP AB Mid Cap Core Portfolio
Year Ended December 31, 2023	$25.16	0.17	4.11	4.28	(0.13)	$29.31	17.05%	0.90%	0.55%	0.90%	$ 80.4	46%
Year Ended December 31, 2022	$62.45	0.14	(14.02)	(13.88)	(23.41)	$25.16	(23.31)%	0.88%	0.53%	0.88%	$ 77.8	41%
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$ 104.7	125% (a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$ 109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$ 110.0	10%
AVIP S&P 500® Index Portfolio
Year Ended December 31, 2023	$32.61	0.48	7.76	8.24	(2.01)	$38.84	25.72%	0.38%	1.31%	0.38%	$1,185.7	12%
Year Ended December 31, 2022	$46.20	0.47	(8.86)	(8.39)	(5.20)	$32.61	(18.42)%	0.38%	1.27%	0.38%	$1,023.6	4%
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%	0.37%	$1,325.0	5%
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
AVIP BlackRock Advantage Large Cap Value Portfolio
Year Ended December 31, 2023	$16.32	0.30	1.85	2.15	(0.53)	$17.94	13.37%	0.74%	1.58%	0.74%	$ 200.7	91%
Year Ended December 31, 2022	$23.67	0.38	(2.64)	(2.26)	(5.09)	$16.32	(8.97)%	0.73%	1.51%	0.73%	$ 198.9	94%
Year Ended December 31, 2021	$19.13	0.31	4.52	4.83	(0.29)	$23.67	25.39%	0.73%	1.25%	0.73%	$ 325.9	153%
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$ 316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$ 320.7	127% (b)

(a)	Effective May 1, 2021, the sub-adviser to the AVIP AB Small Cap Portfolio and AVIP AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2021 than for prior years.
(b)	Effective December 7, 2019, the sub-adviser to the AVIP BlackRock Advantage Large Cap Value Portfolio changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2019 than for prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Federated High Income Bond Portfolio
Year Ended December 31, 2023	$17.97	1.13	1.09	2.22	(1.13)	$19.06	12.68%	0.86%	5.66%	0.86%	$125.3	15%
Year Ended December 31, 2022	$21.58	1.18	(3.65)	(2.47)	(1.14)	$17.97	(11.43)%	0.84%	5.05%	0.84%	$123.6	13%
Year Ended December 31, 2021	$21.65	1.05	0.02	1.07	(1.14)	$21.58	4.97%	0.82%	4.50%	0.82%	$170.2	36%
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
AVIP Nasdaq-100® Index Portfolio
Year Ended December 31, 2023	$12.46	0.10	6.53	6.63	(1.52)	$17.57	54.44%	0.43%	0.52%	0.43%	$262.7	22%
Year Ended December 31, 2022	$28.58	0.08	(8.66)	(8.58)	(7.54)	$12.46	(32.57)%	0.43%	0.46%	0.43%	$208.5	9%
Year Ended December 31, 2021	$28.08	0.12	6.89	7.01	(6.51)	$28.58	26.99%	0.41%	0.28%	0.41%	$356.5	7%
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
AVIP BlackRock Advantage Large Cap Core Portfolio
Year Ended December 31, 2023	$25.79	0.32	6.31	6.63	(0.40)	$32.02	25.84%	0.69%	0.89%	0.69%	$329.3	82%
Year Ended December 31, 2022	$44.84	0.30	(8.89)	(8.59)	(10.46)	$25.79	(19.56)%	0.69%	0.97%	0.69%	$313.8	90%
Year Ended December 31, 2021	$38.66	0.35	10.24	10.59	(4.41)	$44.84	28.49%	0.69%	0.66%	0.69%	$437.3	135%
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152% (a)
AVIP BlackRock Advantage Small Cap Growth Portfolio
Year Ended December 31, 2023	$18.49	0.03	3.72	3.75	—	$22.24	20.28%	0.86%	0.12%	0.86%	$140.8	34%
Year Ended December 31, 2022	$37.99	0.01	(9.57)	(9.56)	(9.94)	$18.49	(26.12)%	0.86%	0.03%	0.86%	$135.0	49%
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%	0.85%	$196.2	87%
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114% (a)

(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the AVIP BlackRock Advantage Large Cap Core Portfolio and and 177% for the AVIP BlackRock Advantage Small Cap Growth Portfolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP S&P MidCap 400® Index Portfolio
Year Ended December 31, 2023	$18.71	0.18	2.63	2.81	(0.95)	$20.57	15.50%	0.41%	1.41%	0.41%	$ 542.5	34%
Year Ended December 31, 2022	$26.22	0.26	(3.79)	(3.53)	(3.98)	$18.71	(13.40)%	0.42%	1.30%	0.42%	$ 369.5	26%
Year Ended December 31, 2021	$21.70	0.29	4.90	5.19	(0.67)	$26.22	24.18%	0.41%	0.99%	0.41%	$ 437.6	21%
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$ 428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$ 450.9	39%
AVIP BlackRock Advantage Large Cap Growth Portfolio
Year Ended December 31, 2023	$ 6.57	0.02	2.65	2.67	(0.06)	$ 9.18	40.78%	0.71%	0.26%	0.71%	$ 474.7	97%
Year Ended December 31, 2022	$33.65	0.01	(9.13)	(9.12)	(17.96)	$ 6.57	(32.56)%	0.75%	0.49%	0.75%	$ 375.1	135%
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%	0.78%	$ 81.5	138%
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$ 116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$ 113.2	214%
AVIP AB Risk Managed Balanced Portfolio
Year Ended December 31, 2023	$12.69	0.24	1.39	1.63	(0.13)	$14.19	12.90%	0.85%	2.09%	0.85%	$1,399.0	132%
Year Ended December 31, 2022	$17.16	0.09	(3.96)	(3.87)	(0.60)	$12.69	(22.62)%	0.87%	1.48%	0.87%	$1,139.2	124%
Year Ended December 31, 2021	$17.63	0.09	2.43	2.52	(2.99)	$17.16	15.04%	0.95%	0.48%	0.95%	$ 447.0	51%
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$ 443.8	114% (a), (b)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$ 403.6	105% (b)
AVIP Federated Core Plus Bond Portfolio
Year Ended December 31, 2023	$ 8.83	0.25	0.20	0.45	(0.21)	$ 9.07	5.18%	0.57%	3.01%	0.57%	$ 585.1	32%
Year Ended December 31, 2022	$10.30	0.23	(1.54)	(1.31)	(0.16)	$ 8.83	(12.78)%	0.56%	2.22%	0.56%	$ 551.1	81%
Year Ended December 31, 2021	$10.47	0.06	(0.19)	(0.13)	(0.04)	$10.30	(1.27)%	0.57%	1.85%	0.57%	$ 716.5	40%
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70%*	0.65%**	1.65%**	0.65%**	$ 239.9	30%*

*	Not annualized
**	Annualized
(a)	Effective May 1, 2020, the sub-adviser(s) to the AVIP AB Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2020 than for prior years.
(b)	The portfolio turnover calculation in previous years includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020 and 84% for the year ended December 31, 2019 (see Note 2 of the Notes to Financial Statements).
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Intech U.S. Low Volatility Portfolio
Year Ended December 31, 2023	$ 9.98	0.16	0.49	0.65	(0.12)	$10.51	6.59%	0.61%	1.34%	0.61%	$668.4	55%
Year Ended December 31, 2022	$11.12	0.13	(0.95)	(0.82)	(0.32)	$ 9.98	(7.33)%	0.62%	1.06%	0.62%	$738.4	78%
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.05	1.07	1.12	—	$11.12	11.20%*	0.62%**	0.89%**	0.62%**	$983.6	32%*
AVIP AB Relative Value Portfolio
Year Ended December 31, 2023	$10.04	0.18	0.99	1.17	(0.12)	$11.09	11.71%	0.73%	1.62%	0.73%	$127.7	71%
Year Ended December 31, 2022	$10.52	0.12	(0.59)	(0.47)	(0.01)	$10.04	(4.50)%	0.74%	1.44%	0.74%	$125.7	81%
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	— (a)	0.52	0.52	—	$10.52	5.20%*	1.19%**	0.38%**	1.19%**	$ 77.6	5%*
AVIP iShares Managed Risk Balanced Portfolio
Year Ended December 31, 2023	$ 8.52	0.25	0.93	1.18	(0.10)	$ 9.60	13.89%	0.59% †	2.43% †	0.59% †	$587.2	3%
Year Ended December 31, 2022	$10.23	0.10	(1.72)	(1.62)	(0.09)	$ 8.52	(15.84)%	0.61% †	1.58% †	0.61% †	$611.6	48%
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.06	0.17	0.23	—	$10.23	2.30%*	0.62%** , †	1.22%** , †	0.62%** , †	$412.0	15%*
AVIP iShares Managed Risk Moderate Growth Portfolio
Year Ended December 31, 2023	$10.59	0.26	1.45	1.71	—	$12.30	16.15%	0.59% †	2.13% †	0.59% †	$498.5	4%
Period from October 14, 2022 (inception) to December 31, 2022	$10.00	0.06	0.53	0.59	—	$10.59	5.90%*	0.61%** , †	2.58%** , †	0.61%** , †	$491.0	49%*
AVIP iShares Managed Risk Growth Portfolio
Year Ended December 31, 2023	$10.60	0.24	1.84	2.08	—	$12.68	19.62%	0.59% †	1.93% †	0.59% †	$444.8	3%
Period from October 14, 2022 (inception) to December 31, 2022	$10.00	0.05	0.55	0.60	—	$10.60	6.00%*	0.61%** , †	2.45%** , †	0.61%** , †	$426.6	47%*

*	Not annualized
**	Annualized
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses †	Net investment income†	Expenses †	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Moderately Conservative Model Portfolio
Year Ended December 31, 2023	$10.35	0.32	0.85	1.17	(0.87)	—	(0.87)	$10.65	11.77%	0.47%	2.32%	0.47%	$ 196.7	8%
Year Ended December 31, 2022	$13.32	0.23	(2.24)	(2.01)	(0.96)	—	(0.96)	$10.35	(15.12)%	0.47%	1.91%	0.47%	$ 213.4	29%
Year Ended December 31, 2021	$12.67	0.20	0.79	0.99	(0.34)	—	(0.34)	$13.32	7.90%	0.43%	1.29%	0.45%	$ 281.6	13%
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40%	0.97%	0.47%	$ 303.5	23% (a)
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$ 223.2	18%
AVIP Balanced Model Portfolio
Year Ended December 31, 2023	$10.59	0.27	1.12	1.39	(1.27)	—	(1.27)	$10.71	13.95%	0.46%	1.97%	0.46%	$ 776.5	9%
Year Ended December 31, 2022	$14.22	0.22	(2.46)	(2.24)	(1.39)	—	(1.39)	$10.59	(15.75)%	0.44%	1.58%	0.44%	$ 787.9	27%
Year Ended December 31, 2021	$13.06	0.18	1.25	1.43	(0.27)	—	(0.27)	$14.22	11.03%	0.42%	1.14%	0.43%	$1,092.5	12%
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$ 9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
AVIP Moderate Growth Model Portfolio
Year Ended December 31, 2023	$10.88	0.23	1.46	1.69	(1.71)	—	(1.71)	$10.86	16.67%	0.42%	1.62%	0.42%	$1,481.2	9%
Year Ended December 31, 2022	$15.26	0.18	(2.81)	(2.63)	(1.75)	—	(1.75)	$10.88	(17.17)%	0.42%	1.27%	0.42%	$1,445.2	32%
Year Ended December 31, 2021	$13.46	0.16	1.83	1.99	(0.19)	—	(0.19)	$15.26	14.83%	0.42%	0.98%	0.42%	$1,977.3	15%
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$ 9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
AVIP Growth Model Portfolio
Year Ended December 31, 2023	$11.18	0.22	1.72	1.94	(2.12)	—	(2.12)	$11.00	18.73%	0.44%	1.34%	0.44%	$ 343.1	8%
Year Ended December 31, 2022	$16.47	0.15	(3.18)	(3.03)	(2.26)	—	(2.26)	$11.18	(18.29)%	0.44%	1.01%	0.44%	$ 330.9	28%
Year Ended December 31, 2021	$14.17	0.13	2.35	2.48	(0.18)	—	(0.18)	$16.47	17.58%	0.49%	0.78%	0.49%	$ 448.2	18%
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$ 443.1	11%
Year Ended December 31, 2019	$ 9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$ 433.6	18%

(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
The accompanying notes are an integral part of these financial statements.

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements	December 31, 2023
(1)Organization
AuguStarSM Variable Insurance Products Fund, Inc. (the “Fund”) (formerly Ohio National Fund, Inc. through December 3, 2023) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "40 Act").  The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  On November 17, 2023, the Fund's Board of Directors (the "Board") approved a change in the name of the Fund, as well as the names of each of its Portfolios. Those name changes were effective December 4, 2023.  The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:
■	AVIP Bond Portfolio (formerly ON Bond Portfolio) – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.
■	AVIP BlackRock Balanced Allocation Portfolio (formerly ON BlackRock Balanced Allocation Portfolio) – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
■	AVIP BlackRock Advantage International Equity Portfolio (formerly ON BlackRock Advantage International Equity Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).
■	AVIP Fidelity Institutional AM® Equity Growth Portfolio (formerly ON Fidelity Institutional AM® Equity Growth Portfolio and, prior to July 29, 2023, ON Janus Henderson Forty Portfolio ) – Capital appreciation by investing in common stocks of companies of any market capitalization that have above-average growth potential.
■	AVIP AB Small Cap Portfolio (formerly ON AB Small Cap Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).
■	AVIP AB Mid Cap Core Portfolio (formerly ON AB Mid Cap Core Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.
■	AVIP S&P 500® Index Portfolio (formerly ON S&P 500® Index Portfolio) – Total return approximating that of the Standard & Poor's 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in common stock and other securities of companies that are included in the S&P 500® Index.
■	AVIP BlackRock Advantage Large Cap Value Portfolio (formerly ON BlackRock Advantage Large Cap Value Portfolio) – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.
■	AVIP Federated High Income Bond Portfolio (formerly ON Federated High Income Bond Portfolio) – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody's.
■	AVIP Nasdaq-100® Index Portfolio (formerly ON Nasdaq-100® Index Portfolio) – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
■	AVIP BlackRock Advantage Large Cap Core Portfolio (formerly ON BlackRock Advantage Large Cap Core Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.
■	AVIP BlackRock Advantage Small Cap Growth Portfolio (formerly ON BlackRock Advantage Small Cap Growth Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
■	AVIP S&P MidCap 400® Index Portfolio (formerly ON S&P MidCap 400® Index Portfolio) – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stock and other securities included in the S& P MidCap 400® Index.
■	AVIP BlackRock Advantage Large Cap Growth Portfolio (formerly ON BlackRock Advantage Large Cap Growth Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.
■	AVIP AB Risk Managed Balanced Portfolio (formerly ON Risk Managed Balanced Portfolio) – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.
■	AVIP Federated Core Plus Bond Portfolio (formerly ON Federated Core Plus Bond Portfolio) – Total return by investing, under normal circumstances, at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).
■	AVIP Intech U.S. Low Volatility Portfolio (formerly ON U.S. Low Volatility Portfolio) – Capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
■	AVIP AB Relative Value Portfolio (formerly ON AB Relative Value Portfolio) – Long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio's sub-adviser believes are trading at attractive valuations and that have strong or improving business models.
■	AVIP iShares Managed Risk Balanced Portfolio[1] (formerly ON iShares Managed Risk Balanced Portfolio) – Income and capital appreciation by investing in underlying exchange traded funds ("ETFs") and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.
■	AVIP iShares Managed Risk Moderate Growth Portfolio[1] (formerly ON iShares Managed Risk Moderate Growth Portfolio) – Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 65% of its assets in equity investments and 35% of its assets in fixed income investments.
■	AVIP iShares Managed Risk Growth Portfolio[1] (formerly ON iShares Managed Risk Growth Portfolio) – Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 85% of its assets in equity investments and 15% of its assets in fixed income investments.
■	AVIP Moderately Conservative Model Portfolio[2] (formerly ON Moderately Conservative Model Portfolio) – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.
■	AVIP Balanced Model Portfolio[2] (formerly ON Balanced Model Portfolio) – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.
■	AVIP Moderate Growth Model Portfolio[2] (formerly ON Moderate Growth Model Portfolio) – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.
■	AVIP Growth Model Portfolio[2] (formerly ON Growth Model Portfolio) – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023

[1]	Collectively, the "AVIP iShares Managed Risk Portfolios".
[2]	Collectively, the "AVIP Model Portfolios".
Each of the AVIP iShares Managed Risk Portfolios and the AVIP Model Portfolios are a “Fund of Funds”, which means each Portfolio invests primarily in other open-end mutual funds or exchange traded funds (“ETFs”).  Those underlying mutual funds or ETFs invest in stocks, bonds, and other securities that are consistently recorded at fair value, but involve varying amounts of potential investment risk and reward.  The portfolio management team of each of those Portfolios periodically adjust the investment allocation to allow the Portfolio to achieve its investment objective.
Additional detail regarding Portfolio-specific objectives, policies, and investment strategies is provided in the Prospectuses and Statements of Additional Information of the Fund.  There are no assurances that these objectives will be met.  Each Portfolio, except the AVIP Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.
The Fund issues its shares to separate accounts of AuguStarSM Life Insurance Company ("ALIC") (formerly The Ohio National Life Insurance Company (“ONLIC”) through October 2, 2023), AuguStarSM Life Assurance Corporation ("ALAC") (formerly Ohio National Life Assurance Corporation (“ONLAC”) through October 2, 2023), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund.  In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.  Effective October 2, 2023, through amended and restated Articles of Incorporation, ONLIC was renamed AuguStarSM Life Insurance Company and ONLAC was renamed AuguStarSM Life Assurance Corporation.
ALIC and NSLA, at present, do not market or issue variable annuities. ALIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.
Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1.  Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.
The Fund is authorized to issue 1.55 billion of its capital shares.  Of this total, shares authorized have been allocated to specific Portfolios of the Fund as follows:
Portfolio	Authorized Shares	Portfolio	Authorized Shares
AVIP Bond	22,000,000	AVIP BlackRock Advantage Large Cap Growth	82,000,000
AVIP BlackRock Balanced Allocation	20,000,000	AVIP AB Risk Managed Balanced	170,000,000
AVIP BlackRock Advantage International Equity	35,000,000	AVIP Federated Core Plus Bond	115,000,000
AVIP Fidelity Institutional AM® Equity Growth	134,000,000	AVIP Intech U.S. Low Volatility	105,000,000
AVIP AB Small Cap	17,000,000	AVIP AB Relative Value	20,000,000
AVIP AB Mid Cap Core	6,000,000	AVIP iShares Managed Risk Balanced	123,000,000
AVIP S&P 500® Index	50,000,000	AVIP iShares Managed Risk Moderate Growth	70,000,000
AVIP BlackRock Advantage Large Cap Value	21,000,000	AVIP iShares Managed Risk Growth	65,000,000
AVIP Federated High Income Bond	13,000,000	AVIP Moderately Conservative Model	28,000,000
AVIP Nasdaq-100® Index	27,000,000	AVIP Balanced Model	107,000,000
AVIP BlackRock Advantage Large Cap Core	19,000,000	AVIP Moderate Growth Model	200,000,000
AVIP BlackRock Advantage Small Cap Growth	12,000,000	AVIP Growth Model	48,000,000
AVIP S&P MidCap 400® Index	41,000,000
The Board periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  However, based on experience, the risk of loss to the Fund is expected to be remote.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
(2)Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Cash Balance Credit Risk
The Fund may place portions of its uninvested cash with financial institutions in the United States, which are insured by the Federal Deposit Insurance Company (“FDIC”) up to $250,000 for each account holder. The Fund may be subject to credit risk to the extent amounts on deposit are in excess of the insured limits.
Security Valuation
The Board has adopted policies for the valuation of the Fund’s securities, which include guidelines for valuation when active market quotations are not readily available.  The Board has delegated authority to the Fund’s adviser, Ohio National Investments, Inc. (“ONI”) to apply those guidelines in the determination of fair value, subject to oversight by the Board.
The Portfolios are valued each day the New York Stock Exchange ("NYSE") is open for unrestricted trading.  The Portfolios' investments are valued as follows:
Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions).  If, on a particular day, a domestic equity security does not trade, or otherwise cannot be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or a previous last trade price may be used when appropriate.
Over-the-counter traded American Depositary Receipts ("ADRs") may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.
Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.
Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).
Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded.  Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service.  The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available at 4:00 pm Eastern Time (normal trading sessions) each day that the NYSE is open for trading and net asset values are calculated for the Portfolios. Multiple factors may be considered in performing this valuation, including U.S. intraday market and sector returns, currency valuations, and pricing of related depository receipts, exchange traded funds, and futures.  Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures.  The testing is reviewed by management of the Fund and is reported to the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis.  As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations of value that the holders of securities would receive in an orderly transaction under current market conditions.  The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news.   Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche.  The last trade or last evaluated bid may be used if an evaluated bid price is not available.
Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.
Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by ONI's Pricing Committee, which is subjected to oversight by the Board.
U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority). If there are no reported trades for a trading session, the evaluated composite-basis bid price or other method will be used for valuation purposes.
The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.
Pricing inputs used in the determination of investment values are categorized according to a three-tier hierarchy framework.  The hierarchy is summarized in three broad levels:
Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.
The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2023:
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
AVIP Bond	Corporate Bonds***	$ —	$209,550,902	$ —
	Asset-Backed Securities***	—	4,906,981	—
	U.S. Treasury Obligations	—	3,926,094	—
		$ —	$218,383,977	$ —
AVIP BlackRock Balanced Allocation	Common Stocks***	$ 296,819,112	$ —	$ —
	Corporate Bonds***	—	97,410,394	—
	U.S. Treasury Obligations	—	10,498,438	—
	Asset-Backed Securities***	—	2,200,076	—
		$ 296,819,112	$110,108,908	$ —
	Long Futures Contracts	$ 101,092	$ —	$ —
AVIP BlackRock Advantage International Equity	Common Stocks***	$ 1,403,331	$346,780,779	$ —
	Preferred Securities***	—	45,883	—
		$ 1,403,331	$346,826,662	$ —
	Long Futures Contracts	$ 213,302	$ —	$ —

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
AVIP Fidelity Institutional AM® Equity Growth	Common Stocks***	$ 108,190,311	$ 8,049,860	$ —
AVIP AB Small Cap	Common Stocks***	$ 116,772,276	$ —	$ —
	Exchange Traded Funds	258,934	—	—
		$ 117,031,210	$ —	$ —
AVIP AB Mid Cap Core	Common Stocks***	$ 79,694,103	$ —	$ —
	Exchange Traded Funds	359,346	—	—
		$ 80,053,449	$ —	$ —
AVIP S&P 500® Index	Common Stocks***	$1,181,981,797	$ —	$ —
	U.S. Treasury Obligations	—	198,513	—
		$1,181,981,797	$ 198,513	$ —
	Long Futures Contracts	$ 12,461	$ —	$ —
AVIP BlackRock Advantage Large Cap Value	Common Stocks***	$ 198,014,126	$ —	$ —
	Long Futures Contracts	$ 77,894	$ —	$ —
AVIP Federated High Income Bond	Corporate Bonds***	$ —	$118,750,250	$ —
	Common Stocks***	19,724	—	—
		$ 19,724	$118,750,250	$ —
AVIP Nasdaq-100® Index	Common Stocks***	$ 260,661,879	$ —	$ —
	U.S. Treasury Obligations	—	99,256	—
		$ 260,661,879	$ 99,256	$ —
	Long Futures Contracts	$ 18,453	$ —	$ —
AVIP BlackRock Advantage Large Cap Core	Common Stocks***	$ 323,956,677	$ —	$ —
	Long Futures Contracts	$ 141,127	$ —	$ —
AVIP BlackRock Advantage Small Cap Growth	Common Stocks***	$ 140,225,420	$ —	$ —
	Rights***	—	4,950	—
		$ 140,225,420	$ 4,950	$ —
	Long Futures Contracts	$ 6,567	$ —	$ —
AVIP S&P MidCap 400® Index	Common Stocks***	$ 538,661,720	$ —	$ —
	U.S. Treasury Obligations	—	99,256	—
		$ 538,661,720	$ 99,256	$ —
	Long Futures Contracts	$ (46,955)	$ —	$ —
AVIP BlackRock Advantage Large Cap Growth	Common Stocks***	$ 467,750,102	$ —	$ —
	Long Futures Contracts	$ 143,747	$ —	$ —

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
AVIP AB Risk Managed Balanced	Common Stocks***	$ 684,994,252	$ —	$ —
	U.S. Treasury Obligations	—	251,748,272	—
	Corporate Bonds***	—	168,011,826	—
	Asset-Backed / Mortgage-Backed Securities***	—	99,354,735	—
	U.S. Government Agency Mortgage-Backed Securities	—	74,788,515	—
	Purchased Options	56,612,078	16,817,960	—
	Sovereign Debt Issues	—	1,746,232	—
	Preferred Securities***	—	1,356,350	—
	Taxable Municipal Bonds	—	381,530	—
	Rights***	—	4,444	—
	Money Market Funds	77,293,716	—	—
		$ 818,900,046	$614,209,864	$ —
	Long Futures Contracts	$ 26,059,879	$ —	$ —
	Short Futures Contracts	$ (98,834)	$ —	$ —
AVIP Federated Core Plus Bond	U.S. Treasury Obligations	$ —	$209,729,013	$ —
	Corporate Bonds***	—	152,293,293	—
	U.S. Government Agency Mortgage-Backed Securities	—	144,092,712	—
	Investment Companies	36,817,798	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	29,288,126	—
	Sovereign Debt Issues	—	1,833,778	—
		$ 36,817,798	$537,236,922	$ —
	Long Futures Contracts	$ 2,602,981	$ —	$ —
	Short Futures Contracts	$ (2,043,919)	$ —	$ —
AVIP Intech U.S. Low Volatility	StocCommonks***	$ 661,154,979	$ —	$ —
AVIP AB Relative Value	Common Stocks***	$ 122,479,929	$ —	$ —
AVIP iShares Managed Risk Balanced	Exchange Traded Funds	$ 577,305,731	$ —	$ —
	Long Futures Contracts	$ 3,845,264	$ —	$ —
	Short Futures Contracts	$ (1,775,859)	$ —	$ —
AVIP iShares Managed Risk Moderate Growth	Exchange Traded Funds	$ 490,300,413	$ —	$ —
	Long Futures Contracts	$ 1,878,018	$ —	$ —
	Short Futures Contracts	$ (1,415,199)	$ —	$ —
AVIP iShares Managed Risk Growth	Exchange Traded Funds	$ 431,079,544	$ —	$ —
	Long Futures Contracts	$ 2,130,793	$ —	$ —
	Short Futures Contracts	$ (1,250,130)	$ —	$ —
AVIP Moderately Conservative Model	Open-End Mutual Funds	$ 196,749,638	$ —	$ —
AVIP Balanced Model	Open-End Mutual Funds	$ 776,778,297	$ —	$ —
AVIP Moderate Growth Model	Open-End Mutual Funds	$1,481,685,134	$ —	$ —

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
AVIP Growth Model	Open-End Mutual Funds	$ 343,283,173	$ —	$ —

***	Each of the Portfolio's Schedules of Investments include detailed industry descriptions.
Foreign Securities and Currency
The books and records of the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source.  These exchange rates are determined daily at 4:00 pm Eastern Time for normal trading sessions.  Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.
The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.
All Portfolios of the Fund may invest in securities of foreign issuers. The AVIP BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers.  Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.
Restricted Securities
Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.
Investment Transactions and Related Income
For financial reporting purposes, investment transactions are accounted for on a trade date (T+0) basis.  For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date (T+1), in accordance with Rule 2a-4 of the 40 Act.  Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.
Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends.
Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount using the interest method.  The period of amortization or accretion extends from the purchase date to the maturity date, except for securities that are purchased at a premium and have explicit, noncontingent call features, whereby the securities are callable at fixed prices and on pre-determined dates.  The premium amounts related to those securities are generally amortized to the earliest call date. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.  Payments received for interest-only mortgage-backed securities are included in interest income. Because no principal is received at the maturity of an interest-only security, adjustments are made to the cost of the security until maturity. These adjustments are also included in interest income on the Statements of Operations.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Distributions to Shareholders and Federal Taxes
The Fund may satisfy its distribution requirements, as required for each of the Portfolios to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code by using consent dividends or cash distributions.  Consent dividends, when authorized, become taxable to the Fund's shareholders as if they were paid in cash.  The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.  As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or accrued. The Board's intent is that the Fund will not initiate any realized gain distributions until any applicable capital loss carryforwards have been offset.
The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, they are reclassified within the composition of net assets; temporary differences do not require such reclassification.  Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.
The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland.  The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.
Expense Allocation
Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.
Foreign Withholding Taxes
Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries.  Such taxes are generally withheld based on income earned.  These Portfolios accrue such taxes as the related income is earned.
TBA Commitments
To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
Mortgage Dollar Rolls
A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.
Transition of LIBOR-linked Reference Rates
Certain Portfolios have fixed income instruments that recently transitioned from using reference rates that were directly or indirectly linked to a U.S. Dollar London Interbank Offered Rate (“LIBOR”) setting to determine payment obligations, financing terms, or investment values.  The Portfolios may also have fixed income instruments with current fixed rates in which future scheduled variable rates are derived from a LIBOR rate that has yet to be transitioned by the issuer to an alternative representative reference rate.  Not all existing LIBOR-based instruments may have alternative rate-setting provisions and some uncertainty remains

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
regarding the willingness and ability of issuers to add future alternative rate-setting provisions. Parties to instruments that utilized LIBOR rates may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty that could impact future performance and valuation of affected instruments.
Subsequent Events
Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.
(3)Related Party and Other Transactions
The Fund has an Investment Advisory Agreement with ONI, a wholly-owned subsidiary of ALIC.  Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board.  As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio's average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.
AVIP Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
AVIP BlackRock Balanced Allocation
0.58% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
AVIP BlackRock Advantage International Equity
0.72% of first $200 million
0.70% of next $800 million
0.66% over $1 billion
AVIP Fidelity Institutional AM® Equity Growth[1]
0.68% of first $100 million
0.65% over $100 million
AVIP AB Small Cap
0.73% of first $400 million
0.675% of next $200 million
0.63% over $600 million
AVIP AB Mid Cap Core
0.715% of first $100 million
0.71% of next $200 million
0.69% of next $200 million
0.66% over $500 million
AVIP AB Risk Managed Balanced
0.88% of first $500 million
0.74% of next $1.3 billion
0.72% over $1.8 billion
AVIP Federated Core Plus Bond
0.56% of first $100 million
0.54% of next $150 million
0.50% of next $150 million
0.45% of next $350 million
0.43% over $750 million
AVIP Intech U.S. Low Volatility
0.575% of first $500 million
0.555% over $500 million
AVIP AB Relative Value
0.65% of first $100 million
0.61% of next $200 million
0.59% over $300 million
AVIP iShares Managed Risk Balanced
0.55% of first $1.5 billion
0.53% over $1.5 billion
AVIP iShares Managed Risk Moderate Growth
0.55% of first $1.5 billion
0.53% over $1.5 billion
AVIP iShares Managed Risk Growth
0.55% of first $1.5 billion
0.53% over $1.5 billion
AVIP Model Portfolios
0.40% of all net assets
AVIP S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
AVIP BlackRock Advantage Large Cap Value
0.67% of first $500 million
0.65% over $500 million
AVIP Federated High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
AVIP Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
AVIP BlackRock Advantage Large Cap Core
0.64% of first $500 million
0.62% over $500 million
AVIP BlackRock Advantage Small Cap Growth
0.78% of first $100 million
0.75% of next $400 million
0.70% over $500 million
AVIP S&P MidCap 400® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
AVIP BlackRock Advantage Large Cap Growth
0.66% of first $500 million
0.64% over $500 million
[1]	At a meeting held on May 22, 2023, the Board, including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of the Fund, approved an amendment to the Investment Advisory Agreement between the Fund and ONI and approved a new Sub-Advisory Agreement between ONI and FIAM LLC. Effective at the end of business on July 28, 2023, FIAM LLC became the sub-adviser to that Portfolio and the Portfolio’s investment strategy, as well as its advisory fee and sub-advisory fee structures, were revised as a result. On the same date, the Portfolio’s name was changed to ON Fidelity Institutional AM® Equity Growth Portfolio to reflect the change in sub-adviser. Prior to July 29, 2023, the Portfolio was named the ON Janus Henderson Forty Portfolio and its advisory fee breakpoints, based on the Portfolio's daily net assets, were 0.73% of the first $100 million, 0.68% the of next $400 million and 0.63% over $500 million.
Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements to manage the investment of certain Portfolios’ assets, as detailed below, subject to the supervision of ONI.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
AllianceBernsterin, L.P. ("AB")
AVIP AB Small Cap
AVIP AB Mid Cap Core
AVIP AB Risk Managed Balanced
AVIP AB Relative Value
BlackRock Investment Management, LLC ("BlackRock")
AVIP BlackRock Balanced Allocation
AVIP BlackRock Advantage International Equity
AVIP BlackRock Advantage Large Cap Value
AVIP BlackRock Advantage Large Cap Core
FIAM LLC ("FIAM")
AVIP Fidelity Institutional AM® Equity Growth
Geode Capital Management, LLC ("Geode")
AVIP S&P 500® Index
AVIP Nasdaq-100® Index
AVIP S&P MidCap 400® Index
Intech Investment Management LLC ("Intech")
AVIP Intech U.S. Low Volatility
BlackRock (continued)
AVIP BlackRock Advantage Small Cap Growth
AVIP BlackRock Advantage Large Cap Growth
AVIP iShares Managed Risk Balanced
AVIP iShares Managed Risk Moderate Growth
AVIP iShares Managed Risk Growth
Federated Investment Management Company ("Federated")
AVIP Federated High Income Bond
AVIP Federated Core Plus Bond

The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of average daily net assets and Board-approved schedules of annualized fee breakpoints.
BlackRock receives a sub-advisory fee from ONI on the aggregate average daily net assets of the AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio, and the sub-advised equity sleeve of the AVIP BlackRock Balanced Allocation Portfolio.  BlackRock also receives a sub-advisory fee from ONI on the aggregate average daily net assets of the AVIP iShares Managed Risk Portfolios.
Pursuant to a service agreement among ONI, ALIC, and the Fund, ALIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ALIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ALIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ALIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.
The Investment Advisory Agreement allows for a portion of the expenses related to ALIC's compliance and legal staff to be incurred by the Fund and paid from the Fund to ONI. Pursuant to the service agreement among ONI, ALIC, and the Fund, ALIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance functions and ONI has reimbursed ALIC for those costs allocated to the Fund. For the year ended December 31, 2023, the Fund incurred compliance expenses totaling $256,500, which are allocated to the Portfolios by equal dollar amounts on a daily basis. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.
Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2023.
Through Operating Expense Limitation Agreements, ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the AVIP Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets.
Expense limitations under the current Investment Advisory Agreement and prior Operating Expense Limitation Agreements, stated as percentages of the average daily net assets of the four AVIP Model Portfolios, where applicable, are as follows:
Portfolio	May 1, 2023 to April 30, 2024	May 1, 2022 to April 30, 2023	May 1, 2021 to April 30, 2022
AVIP Moderately Conservative Model	1.00%	1.00%	1.00%
AVIP Balanced Model	1.00%	1.00%	1.00%

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portfolio	May 1, 2023 to April 30, 2024	May 1, 2022 to April 30, 2023	May 1, 2021 to April 30, 2022
AVIP Moderate Growth Model	*	1.07%	1.07%
AVIP Growth Model	*	1.14%	1.14%
*No limitation for this period
For purposes of calculating the expenses subject to the Operating Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund's prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios' underlying investments in other investment companies. The current Operating Expense Limitation Agreement will continue through April 30, 2024 and may only be terminated with the consent of the Board.
Under the terms of the current Operating Expense Limitation Agreement and prior Operating Expense Limitation Agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses.  No recoupment will occur unless a Portfolio's operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio's current expense limitation.  For the year ended December 31, 2023, ONI recouped previously reimbursed expenses from the AVIP Moderately Conservative and AVIP Balanced Model Portfolios amounting to $5,000 and $234,000, respectively.  These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2019 to April 30, 2020 and May 1, 2020 to April 30, 2021.  For the year ended December 31, 2022, ONI recouped previously reimbursed expenses from the AVIP Moderately Conservative and  AVIP Balanced Model Portfolios amounting to $25,600 and  $157,500, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020.  There were no reimbursed expenses under the current Operating Expense Limitation Agreement for the year ended December 31, 2023 or the year ended December 31, 2022.
Amounts of expenses, previously reimbursed by ONI under the current Operating Expense Limitation Agreement and prior Operating Expense Limitation Agreements that are available for future recoupments at December 31, 2023 are as follows:
Portfolio	Expire April 30, 2024
AVIP Moderately Conservative Model	$174,635
AVIP Balanced Model	$237,376
The Fund, along with ALIC, NSLA and certain variable separate account entities affiliated with ALIC and NSLA, was a party to an application filed with the SEC for an order of approval pursuant to Section 26(c), and an order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available under certain variable contracts (the "Substitution 1 Unaffiliated Funds") for shares of different underlying funds (the "Substitution 1 Replacement AuguStarSM Variable Insurance Products Fund Portfolios"). The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions. The proposed substitution transactions that affected the Fund were:
Substitution 1 Unaffiliated Funds	Substitution 1 Replacement AuguStarSM Variable Insurance Products Fund Portfolios
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class II)	AVIP Federated Core Plus Bond Portfolio
PIMCO Total Return Portfolio (Administrative Share Class)	AVIP Federated Core Plus Bond Portfolio
Janus Henderson VIT U.S. Low Volatility Portfolio (Service Shares)	AVIP Intech U.S. Low Volatility Portfolio
Federated Hermes Managed Volatility Fund II (Primary Shares and Service Shares)	AVIP iShares Managed Risk Balanced Portfolio
On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC.  The substitution transactions were effected on June 25, 2021 (the "Substitution Date") via cash redemptions of the Substitution 1 Unaffiliated Funds and cash subscriptions to the Substitution 1 Replacement AuguStarSM Variable Insurance Products Fund Portfolios, with the exception of the transaction involving the AVIP Intech U.S. Low Volatility Portfolio. The substitution transaction involving that Portfolio was executed as an in-kind transfer of securities from the related Substitution 1 Unaffiliated Fund.  The cost basis of each security transferred in-kind to the AVIP Intech U.S. Low Volatility Portfolio was the fair value of that security, valued at the relevant active market exchange close price at the end of the Substitution Date.  In conjunction with the substitution transactions, ONI entered into expense limitation agreements with certain of the affected Portfolios whereby, for a period of two years following the

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Substitution Date, the annual net operating expenses of the applicable Substitution 1 Replacement AuguStarSM Variable Insurance Products Fund Portfolios would not exceed the annual net operating expenses of the related Substitution 1 Unaffiliated Fund for the fiscal year ended December 31, 2019.  On June 25, 2023, two years after the Substitution Date, this set of expense limitations expired with no related reimbursement of expenses by ONI.
ALIC, NSLA, and certain variable separate account entities affiliated with ALIC and NSLA were parties to a correspondence letter filed with the SEC on March 28, 2022, which described the intent of those entities to execute a substitution of investment option pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities substituted shares of an unaffiliated fund available under certain variable contracts for shares of an affiliated fund option. In the substitution, each of ALIC and NSLA exercised its contractual rights to substitute shares of Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class I) (the "Existing Portfolio"), an external fund not affiliated with the Fund, with shares of AVIP AB Risk Managed Balanced Portfolio. The substitution transactions occurred as cash redemptions of the Existing Portfolio's shares and cash subscriptions to the AVIP AB Risk Managed Balanced Portfolio’s shares on May 20, 2022.
In conjunction with the substitution transactions, the Fund entered into an expense limitation agreement with ONI, whereby, for a period of two years following the effective date of the substitution, the annual net operating expenses of the AVIP AB Risk Managed Balanced Portfolio will not exceed 1.01% (the annual net operating expenses of the Existing Portfolio for the fiscal year ended December 31, 2021), stated as an annualized ratio of the AVIP AB Risk Managed Balanced Portfolio’s total fund expenses as a percent of its average net assets.
ALIC, NSLA, and certain variable separate account entities affiliated with ALIC and NSLA were parties to a correspondence letter filed with the SEC on July 22, 2022, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities substituted shares of certain unaffiliated funds (the “Substitution 3 Unaffiliated Funds”) currently available under certain variable contracts for shares of different affiliated fund options (the “Substitution 3 Replacement AuguStarSM Variable Insurance Products Fund Portfolios”). The substitution transactions were:
Substitution 3 Unaffiliated Funds	Substitution 3 Replacement AuguStarSM Variable Insurance Products Fund Portfolios
Fidelity ® VIP Contrafund® Portfolio (Service Class 2)	AVIP BlackRock Advantage Large Cap Growth Portfolio
TOPS ® Managed Risk Balanced ETF Portfolio (Class 2 and Class 3 Shares)	AVIP iShares Managed Risk Balanced Portfolio
TOPS ® Managed Risk Moderate Growth ETF Portfolio (Class 2 and Class 3 Shares)	AVIP iShares Managed Risk Moderate Growth Portfolio
TOPS ® Managed Risk Growth ETF Portfolio (Class 2 and Class 3 Shares)	AVIP iShares Managed Risk Growth Portfolio
The substitution transactions occurred as cash redemptions of each Substitution 3 Unaffiliated Fund's shares and cash subscriptions of each Substitution 3 Replacement AuguStarSM Variable Insurance Products Fund Portfolio's shares on October 14, 2022.  In conjunction with the substitution transactions, ONI entered into expense limitation agreements with the Substitution 3 Replacement AuguStarSM Variable Insurance Products Fund Portfolios whereby, for a period of two years following the effective date of the substitution, the annual net operating expenses for each applicable Substitution 3 Replacement AuguStarSM Variable Insurance Products Fund Portfolio will not exceed the annual net operating expenses of the related Substitution 3 Unaffiliated Fund for the fiscal year ended December 31, 2021. The net operating expense limitation for each Substitution 3 Replacement AuguStarSM Variable Insurance Products Fund Portfolio, stated as a percent of average net assets, are as follows:
Portfolio	Expense Limitation
AVIP BlackRock Advantage Large Cap Growth	0.85%
AVIP iShares Managed Risk Balanced	0.75%
AVIP iShares Managed Risk Moderate Growth	0.74%
AVIP iShares Managed Risk Growth	0.74%
ALIC, NSLA, and certain variable separate account entities affiliated with ALIC and NSLA were parties to a correspondence letter filed with the SEC on July 10, 2023, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
correspondence letter, those entities substituted shares of certain unaffiliated funds (the “Substitution 4 Unaffiliated Funds”) currently available under certain variable contracts for shares of different affiliated fund options (the “Substitution 4 Replacement AuguStarSM Variable Insurance Products Fund Portfolios”). The substitution transactions were:
Substitution 4 Unaffiliated Funds	Substitution 4 Replacement AuguStarSM Variable Insurance Products Fund Portfolios
PSF PGIM Jennison Focused Blend Portfolio (Class II)	AVIP Fidelity Institutional AM® Equity Growth Portfolio
Goldman Sachs Large Cap Value Fund (Institutional Shares and Service Shares)	AVIP S&P 500® Index Portfolio
PSF PGIM Jennison Growth Portfolio (Class II)	AVIP BlackRock Advantage Large Cap Growth Portfolio
LVIP JPMorgan Mid Cap Value Fund (Standard Class)	AVIP S&P MidCap 400® Index Portfolio
Allspring VT Discovery SMID Cap Growth Fund (Class 2)	AVIP S&P MidCap 400® Index Portfolio
Invesco V.I. Balanced-Risk Allocation Fund (Series II)	AVIP AB Risk Managed Balanced Portfolio
Western Asset Core Plus VIT Portfolio (Class II)	AVIP Federated Core Plus Bond Portfolio
The substitution transactions occurred as cash redemptions of each Substitution 4 Unaffiliated Fund's shares and cash subscriptions of each Substitution 4 Replacement AuguStarSM Variable Insurance Products Fund Portfolio's shares on August 25, 2023.  In conjunction with the substitution transactions, ONI entered into expense limitation agreements with the Substitution 4 Replacement AuguStarSM Variable Insurance Products Fund Portfolios whereby, for a period of two years following the effective date of the substitution, the annual net operating expenses for each applicable Substitution 4 Replacement AuguStarSM Variable Insurance Products Fund Portfolio will not exceed the annual net operating expenses of the related Substitution 4 Unaffiliated Fund for the fiscal year ended December 31, 2022. The net operating expense limitation for each Substitution 4 Replacement AuguStarSM Variable Insurance Products Fund Portfolio, stated as a percent of average net assets, are as follows:
Portfolio	Expense Limitation
AVIP Fidelity Institutional AM® Equity Growth	1.26%
AVIP S&P 500® Index Portfolio	0.71%
AVIP S&P MidCap 400® Index	0.73%
AVIP BlackRock Advantage Large Cap Growth	1.02%
AVIP AB Risk Managed Balanced	1.13%
AVIP Federated Core Plus Bond	0.76%
There were no recorded liabilities related to any of the aforementioned expense limitation agreements at December 31, 2023 or any related reimbursement of expenses for the year ended December 31, 2023.
For the year ended December 31, 2023, each Director was compensated based on an annual retainer fee of $165,000, paid quarterly. The Board chair received an additional quarterly retainer fee of $5,000, and the Audit Committee chair received an additional quarterly retainer fee of $2,500; each paid quarterly. For the year ended December 31, 2023, Directors’ compensation and reimbursement of expenses by the Portfolios of the Fund totaled $878,368.
The accounting agent and custodian for the Fund is State Street Bank (Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.
Affiliated Cross-Trades
The Fund is permitted to purchase from, or sell securities to, other funds or accounts managed by ONI or the Sub-Advisers in accordance with Rule 17a-7 of the 40 Act and the Fund’s Policy Regarding Portfolio Cross Transactions, which has been approved by the Board.  Rule 17a-7 and the Fund’s policy were designed to ensure that any trades between the Fund and an affiliated fund or account ("cross-trades") are effected at the then-current market price and exclude broker commissions or other compensatory fees.
For the year ended December 31, 2023, the Fund engaged in the following affiliated cross-trades:
Portfolio	Purchases	Sales	Realized gain (loss)
AVIP Fidelity Institutional AM® Equity Growth	$3,291,090	$801,734	$5,370

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
(4)Capital Share Transactions
Capital share transactions for the year ended December 31, 2023, and the year ended December 31, 2022, respectively, were as follows:
	AVIP Bond		AVIP BlackRock Balanced Allocation		AVIP BlackRock Advantage International Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	1,259,723	2,201,770	480,921	1,167,771	883,221	1,210,528
Capital shares issued on reinvested distributions	441,835	528,633	231,891	3,284,285	880,383	5,141,518
Capital shares redeemed	(2,126,271)	(2,991,069)	(3,326,007)	(2,150,462)	(5,063,296)	(7,253,319)
Net increase (decrease)	(424,713)	(260,666)	(2,613,195)	2,301,594	(3,299,692)	(901,273)

	AVIP Fidelity Institutional AM® Equity Growth		AVIP AB Small Cap		AVIP AB Mid Cap Core
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	42,248,905	1,327,545	846,860	703,232	177,293	240,928
Capital shares issued on reinvested distributions	7,778,623	47,838,024	—	6,990,052	13,410	1,485,148
Capital shares redeemed	(9,594,793)	(15,983,038)	(2,138,098)	(969,014)	(538,919)	(309,931)
Net increase (decrease)	40,432,735	33,182,531	(1,291,238)	6,724,270	(348,216)	1,416,145

	AVIP S&P 500® Index		AVIP BlackRock Advantage Large Cap Value		AVIP Federated High Income Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	3,848,159	3,047,516	415,564	285,237	493,699	273,983
Capital shares issued on reinvested distributions	1,685,082	4,222,467	356,797	3,861,394	404,830	440,246
Capital shares redeemed	(6,397,100)	(4,563,380)	(1,772,857)	(5,728,349)	(1,202,913)	(1,723,136)
Net increase (decrease)	(863,859)	2,706,603	(1,000,496)	(1,581,718)	(304,384)	(1,008,907)

	AVIP Nasdaq-100® Index		AVIP BlackRock Advantage Large Cap Core		AVIP BlackRock Advantage Small Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	1,446,326	2,158,412	262,682	410,551	548,707	557,869
Capital shares issued on reinvested distributions	1,373,338	5,870,436	144,929	3,581,520	—	2,601,783
Capital shares redeemed	(4,601,601)	(3,768,108)	(2,289,703)	(1,578,057)	(1,522,104)	(1,023,579)
Net increase (decrease)	(1,781,937)	4,260,740	(1,882,092)	2,414,014	(973,397)	2,136,073

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
	AVIP S&P MidCap 400® Index		AVIP BlackRock Advantage Large Cap Growth		AVIP AB Risk Managed Balanced
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	9,740,582	3,188,763	5,715,104	52,373,466	24,878,946	70,287,422
Capital shares issued on reinvested distributions	1,325,429	3,203,958	412,755	4,745,946	989,598	4,048,639
Capital shares redeemed	(4,448,554)	(3,327,876)	(11,451,146)	(2,485,545)	(17,105,486)	(10,586,383)
Net increase (decrease)	6,617,457	3,064,845	(5,323,287)	54,633,867	8,763,058	63,749,678

	AVIP Federated Core Plus Bond		AVIP Intech U.S. Low Volatility		AVIP AB Relative Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	10,380,878	8,774,734	3,272,998	1,423,502	616,649	7,638,051
Capital shares issued on reinvested distributions	1,563,161	1,057,582	805,876	2,456,090	133,684	9,777
Capital shares redeemed	(9,855,471)	(16,942,786)	(14,467,474)	(18,368,512)	(1,764,060)	(2,505,418)
Net increase (decrease)	2,088,568	(7,110,470)	(10,388,600)	(14,488,920)	(1,013,727)	5,142,410

	AVIP iShares Managed Risk Balanced		AVIP iShares Managed Risk Moderate Growth		AVIP iShares Managed Risk Growth
	Year Ended	Year Ended	Year Ended	Period from October 14, 2022 (inception) to	Year Ended	Period from October 14, 2022 (inception) to
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	1,384,998	38,358,228	1,689,959	48,599,284	1,317,313	42,118,412
Capital shares issued on reinvested distributions	688,292	395,169	—	—	—	—
Capital shares redeemed	(12,683,920)	(7,250,837)	(7,550,750)	(2,223,894)	(6,484,962)	(1,869,205)
Net increase (decrease)	(10,610,630)	31,502,560	(5,860,791)	46,375,390	(5,167,649)	40,249,207

	AVIP Moderately Conservative Model		AVIP Balanced Model		AVIP Moderate Growth Model
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Capital shares issued on sales	472,694	1,504,508	1,396,393	1,082,295	1,460,234	3,018,771
Capital shares issued on reinvested distributions	1,550,089	1,829,040	8,515,020	9,039,322	20,531,383	19,300,790
Capital shares redeemed	(4,170,427)	(3,854,482)	(11,815,189)	(12,520,197)	(18,442,948)	(19,035,536)
Net increase (decrease)	(2,147,644)	(520,934)	(1,903,776)	(2,398,580)	3,548,669	3,284,025

	AVIP Growth Model
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Capital shares issued on sales	316,085	533,307
Capital shares issued on reinvested distributions	5,576,790	5,185,557
Capital shares redeemed	(4,293,218)	(3,333,707)
Net increase (decrease)	1,599,657	2,385,157

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
(5)Investment Transactions
Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2023 were as follows:
	AVIP Bond	AVIP BlackRock Balanced Allocation	AVIP BlackRock Advantage International Equity	AVIP Fidelity Institutional AM® Equity Growth	AVIP AB Small Cap
Cost of purchases	$40,457,645	$258,268,573	$523,386,313	$120,095,424	$67,589,220
Proceeds from sales	$25,043,491	$344,709,985	$577,423,381	$ 69,631,789	$81,480,464

	AVIP AB Mid Cap Core	AVIP S&P 500® Index	AVIP BlackRock Advantage Large Cap Value	AVIP Federated High Income Bond	AVIP Nasdaq-100® Index
Cost of purchases	$35,641,625	$127,641,682	$178,175,410	$17,786,231	$51,892,669
Proceeds from sales	$44,525,580	$188,178,362	$198,413,922	$26,475,594	$97,518,926

	AVIP BlackRock Advantage Large Cap Core	AVIP BlackRock Advantage Small Cap Growth	AVIP S&P MidCap 400® Index	AVIP BlackRock Advantage Large Cap Growth	AVIP AB Risk Managed Balanced
Cost of purchases	$259,714,342	$45,332,142	$257,135,071	$410,452,026	$1,410,950,807
Proceeds from sales	$314,361,824	$63,263,567	$145,966,919	$452,107,695	$1,442,965,762

	AVIP Federated Core Plus Bond	AVIP Intech U.S. Low Volatility	AVIP AB Relative Value	AVIP iShares Managed Risk Balanced	AVIP iShares Managed Risk Moderate Growth
Cost of purchases	$126,751,360	$380,163,874	$84,974,207	$16,782,205	$20,554,048
Proceeds from sales	$ 67,827,277	$485,686,158	$96,066,425	$57,455,868	$18,508,974

	AVIP iShares Managed Risk Growth	AVIP Moderately Conservative Model	AVIP Balanced Model	AVIP Moderate Growth Model	AVIP Growth Model
Cost of purchases	$11,523,045	$16,741,384	$ 70,457,402	$129,582,698	$27,646,149
Proceeds from sales	$27,126,104	$49,343,606	$158,679,247	$272,287,570	$62,762,606
Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2023 were as follows:
	AVIP Bond	AVIP BlackRock Balanced Allocation	AVIP AB Risk Managed Balanced	AVIP Federated Core Plus Bond
Cost of purchases	$ 4,751,563	$10,540,625	$224,514,701	$ 68,005,436
Proceeds from sales	$23,016,445	$ 3,396,953	$100,865,565	$109,676,260
(6)Financial Instruments
The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives.  These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.
Options
A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.
The AVIP AB Risk Managed Balanced Portfolio held previously purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the year ended December 31, 2023.  These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the AVIP AB Risk Managed Balanced Portfolio for the year ended December 31, 2023 were: Cost of purchases: $69.8 million, Proceeds from sales: $50.6 million.
Purchased options are non-income producing securities.
Futures Contracts
A Portfolio may buy or sell futures contracts relating to stock indices, foreign currencies, or interest rates.  Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to ONI’s investment strategy for the particular Portfolio.  Foreign currency futures contracts are contracts traded on commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the value of a stated foreign currency in relation to the U.S dollar, or other currency, on the last day of the contract and the relative value of those currencies on the date of executing the contract.  Foreign currency futures may be valued by exchange rates that are based on the relative value of a variety of foreign currencies.  An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of, and payment for, financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.
The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2023 as collateral for the Portfolios’ futures contracts.  Cash holdings pledged are noted as "Cash subject to usage restrictions" on the Statements of Assets and Liabilities.  The futures contracts, except those held by the AVIP AB Risk Managed Balanced, AVIP Federated Core Plus Bond, and AVIP iShares Managed Risk Portfolios, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the AVIP AB Risk Managed Balanced and AVIP iShares Managed Risk Portfolios, futures contracts were used to provide for the Portfolios' respective stated risk management strategies. For the AVIP Federated Core Plus Bond Portfolio, futures contracts were used to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio's stated investment strategy.  There were other futures contracts executed and closed in the Portfolios during the year ended December 31, 2023.  Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2023.  For the year ended December 31, 2023, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:
Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)
AVIP BlackRock Balanced Allocation	Portions of cash holdings	$ 74.0	$ 73.9
AVIP BlackRock Advantage International Equity	Portions of cash holdings	92.2	91.3
AVIP AB Mid Cap Core	Portions of cash holdings	—	0.3
AVIP S&P 500® Index	Portions of securities	193.6	202.5
AVIP BlackRock Advantage Large Cap Value	Portions of cash holdings	39.4	39.4
AVIP Nasdaq-100® Index	Portions of cash holdings and securities	49.6	49.6
AVIP BlackRock Advantage Large Cap Core	Portions of cash holdings	70.8	70.8
AVIP BlackRock Advantage Small Cap Growth	Portions of cash holdings	41.0	41.6
AVIP S&P MidCap 400® Index	Portions of cash holdings and securities	81.2	80.8
AVIP BlackRock Advantage Large Cap Growth	Portions of cash holdings	120.6	119.7
AVIP AB Risk Managed Balanced	Portions of securities	2,956.7	2,780.3
AVIP Federated Core Plus Bond	Portions of securities	1,041.8	1,009.5
AVIP iShares Managed Risk Balanced	Portions of cash holdings	843.2	820.4
AVIP iShares Managed Risk Moderate Growth	Portions of cash holdings	485.8	477.3
AVIP iShares Managed Risk Growth	Portions of cash holdings	493.4	459.7
The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the year ended December 31, 2023, were as follows:
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
AVIP BlackRock Balanced Allocation	Futures contracts	Equity price	$ 4,820,001	$ 4,718,909	(1)
AVIP BlackRock Advantage International Equity	Futures contracts	Equity price	6,306,720	6,093,418	(1)
AVIP S&P 500® Index	Futures contracts	Equity price	3,615,000	3,602,539	(1)
AVIP BlackRock Advantage Large Cap Value	Futures contracts	Equity price	2,892,000	2,814,106	(1)
AVIP Nasdaq-100® Index	Futures contracts	Equity price	2,042,820	2,024,367	(1)
AVIP BlackRock Advantage Large Cap Core	Futures contracts	Equity price	5,061,000	4,919,873	(1)
AVIP BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	1,638,160	1,631,593	(1)
AVIP S&P MidCap 400® Index	Futures contracts	Equity price	5,057,100	5,104,055	(1)
AVIP BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	7,149,870	7,006,123	(1)
AVIP AB Risk Managed Balanced	Futures contracts	Equity price	181,569,400	174,855,018	(1)
	Futures contracts	Interest rate	561,053,363	541,806,700	(1)
	Purchased options	Equity price	73,430,038	—	(2)
AVIP Federated Core Plus Bond	Futures contracts	Interest rate	131,875,706	131,316,644	(1)

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
AVIP iShares Managed Risk Balanced	Futures contracts	Equity price	$58,596,355	$56,807,372	(1)
	Futures contracts	Interest rate	59,934,947	60,477,227	(1)
	Futures contracts	Foreign currency	42,455,398	41,632,696	(1)
AVIP iShares Managed Risk Moderate Growth	Futures contracts	Equity price	40,245,252	39,060,559	(1)
	Futures contracts	Interest rate	18,823,239	20,238,438	(1)
	Futures contracts	Foreign currency	33,068,250	32,374,925	(1)
AVIP iShares Managed Risk Growth	Futures contracts	Equity price	47,394,884	46,015,164	(1)
	Futures contracts	Interest rate	16,661,526	17,911,656	(1)
	Futures contracts	Foreign currency	34,765,010	34,013,937	(1)

(1)	Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio's Schedule of Open Futures Contracts details the values by futures contract type.
(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
AVIP BlackRock Balanced Allocation	Futures contracts	Equity price	$ 737,319	$ 218,906	(1),(2)
AVIP BlackRock Advantage International Equity	Futures contracts	Equity price	575,048	404,715	(1),(2)
AVIP AB Mid Cap Core	Futures contracts	Equity price	11,226	7,212	(1),(2)
AVIP S&P 500® Index	Futures contracts	Equity price	1,645,103	521,689	(1),(2)
AVIP BlackRock Advantage Large Cap Value	Futures contracts	Equity price	495,932	172,758	(1),(2)
AVIP Nasdaq-100® Index	Futures contracts	Equity price	591,401	102,308	(1),(2)
AVIP BlackRock Advantage Large Cap Core	Futures contracts	Equity price	709,541	282,214	(1),(2)
AVIP BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	(12,646)	59,986	(1),(2)
AVIP S&P MidCap 400® Index	Futures contracts	Equity price	269,078	22,477	(1),(2)
AVIP BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	1,859,058	483,757	(1),(2)
AVIP AB Risk Managed Balanced	Futures contracts	Equity price	4,782,964	3,452,067	(1),(2)
	Futures contracts	Interest rate	(26,981,230)	21,884,767	(1),(2)
	Purchased options	Equity price	(21,744,640)	10,691,061	(3),(4)
AVIP Federated Core Plus Bond	Futures contracts	Interest rate	(3,636,251)	587,849	(1),(2)
AVIP iShares Managed Risk Balanced	Futures contracts	Equity price	7,596,474	2,925,847	(1),(2)
	Futures contracts	Interest rate	374,471	(188,365)	(1),(2)
	Futures contracts	Foreign currency	12,319	865,965	(1),(2)

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
AVIP iShares Managed Risk Moderate Growth	Futures contracts	Equity price	$4,846,595	$ 2,933,298	(1),(2)
	Futures contracts	Interest rate	2,701,595	(1,414,959)	(1),(2)
	Futures contracts	Foreign currency	(89,165)	694,734	(1),(2)
AVIP iShares Managed Risk Growth	Futures contracts	Equity price	3,638,611	2,578,162	(1),(2)
	Futures contracts	Interest rate	2,400,748	(1,249,925)	(1),(2)
	Futures contracts	Foreign currency	(127,105)	753,478	(1),(2)

(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.
The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At December 31, 2023, there were no outstanding derivative transactions subject to netting arrangements.
(7)Federal Income Tax Information
The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.
At December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
AVIP Bond	$ 8,037,254	$ —	$ 8,037,254	$ (3,501,747)	$ (18,975,085)	$ (14,439,578)
AVIP BlackRock Balanced Allocation	8,749,206	4,408,852	13,158,058	—	33,763,407	46,921,465
AVIP BlackRock Advantage International Equity	8,596,710	—	8,596,710	(33,814,609)	27,608,385	2,390,486
AVIP Fidelity Institutional AM® Equity Growth	1,357,042	7,138,154	8,495,196	—	14,089,058	22,584,254
AVIP AB Small Cap	603,831	—	603,831	(23,535,416)	6,935,517	(15,996,068)
AVIP AB Mid Cap Core	423,243	—	423,243	(7,320,306)	3,372,315	(3,524,748)
AVIP S&P 500® Index	15,033,638	81,625,867	96,659,505	—	430,717,240	527,376,745
AVIP BlackRock Advantage Large Cap Value	6,772,786	—	6,772,786	—	9,605,107	16,377,893
AVIP Federated High Income Bond	7,055,612	—	7,055,612	(16,296,874)	(7,125,859)	(16,367,121)
AVIP Nasdaq-100® Index	1,314,266	49,750,808	51,065,074	—	92,926,191	143,991,265
AVIP BlackRock Advantage Large Cap Core	6,654,292	4,223,277	10,877,569	—	51,384,306	62,261,875
AVIP BlackRock Advantage Small Cap Growth	238,771	—	238,771	(10,526,082)	(367,548)	(10,654,859)

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
AVIP S&P MidCap 400® Index	$ 7,412,922	$19,171,843	$26,584,765	$ —	$ 64,716,686	$ 91,301,451
AVIP BlackRock Advantage Large Cap Growth	40,267,473	8,725,229	48,992,702	—	85,695,818	134,688,520
AVIP AB Risk Managed Balanced	25,138,053	—	25,138,053	(28,891,025)	90,501,772	86,748,800
AVIP Federated Core Plus Bond	17,192,571	—	17,192,571	(45,929,302)	(48,583,557)	(77,320,288)
AVIP Intech U.S. Low Volatility	9,388,310	—	9,388,310	(7,600,070)	44,096,139	45,884,379
AVIP AB Relative Value	1,899,205	—	1,899,205	(2,799,607)	13,271,638	12,371,236
AVIP iShares Managed Risk Balanced	14,636,740	—	14,636,740	(16,326,006)	28,704,510	27,015,244
AVIP iShares Managed Risk Moderate Growth	15,104,679	5,385,086	20,489,765	—	75,204,148	95,693,913
AVIP iShares Managed Risk Growth	15,940,462	4,100,377	20,040,839	—	79,100,405	99,141,244
AVIP Moderately Conservative Model	4,732,904	594,076	5,326,980	—	(11,976,395)	(6,649,415)
AVIP Balanced Model	15,357,299	—	15,357,299	(1,205,717)	(15,630,968)	(1,479,386)
AVIP Moderate Growth Model	23,627,915	—	23,627,915	(17,143,588)	(7,866,346)	(1,382,019)
AVIP Growth Model	4,506,813	—	4,506,813	(6,775,926)	439,642	(1,829,471)

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.
For federal income tax purposes, the following Portfolios had capital loss carryforwards ("CLCF") as of December 31, 2023 that are available to offset future realized gains, if any:
Portfolio	Total Loss Carryforward	No Expiration Short Term	No Expiration Long Term	CLCF Utilized
AVIP Bond	$ 3,501,747	$ 247,801	$ 3,253,946	$ —
AVIP BlackRock Balanced Allocation	—	—	—	1,962,888
AVIP BlackRock Advantage International Equity	33,814,609	29,699,764	4,114,845	20,356,196
AVIP AB Small Cap	23,535,416	8,174,524	15,360,892	—
AVIP AB Mid Cap Core	7,320,306	2,579,919	4,740,387	—
AVIP Federated High Income Bond	16,296,874	242,752	16,054,122	—
AVIP BlackRock Advantage Small Cap Growth	10,526,082	5,767,228	4,758,854	—
AVIP AB Risk Managed Balanced	28,891,025	28,891,025	—	22,431,695
AVIP Federated Core Plus Bond	45,929,302	24,816,558	21,112,744	—
AVIP Intech U.S. Low Volatility	7,600,070	—	7,600,070	—
AVIP AB Relative Value	2,799,607	1,267,845	1,531,762	—
AVIP iShares Managed Risk Balanced	16,326,006	6,401,323	9,924,683	6,659,713
AVIP Balanced Model	1,205,717	—	1,205,717	—
AVIP Moderate Growth Model	17,143,588	94,784	17,048,804	—
AVIP Growth Model	6,775,926	7,217	6,768,709	—

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at December 31, 2023 for federal income tax purposes.
	AVIP Bond	AVIP BlackRock Balanced Allocation	AVIP BlackRock Advantage International Equity	AVIP Fidelity Institutional AM® Equity Growth	AVIP AB Small Cap	AVIP AB Mid Cap Core
Gross unrealized:
Appreciation	$ 1,152,646	$ 52,833,281	$ 35,722,910	$ 14,984,281	$ 15,542,673	$ 9,822,381
Depreciation	(20,127,731)	(19,069,874)	(8,137,822)	(895,640)	(8,607,156)	(6,450,295)
Net unrealized appreciation (depreciation)	$ (18,975,085)	$ 33,763,407	$ 27,585,088	$ 14,088,641	$ 6,935,517	$ 3,372,086
Aggregate cost of investments:	$237,359,062	$373,265,705	$320,858,207	$102,151,530	$110,095,693	$76,681,363

	AVIP S&P 500® Index	AVIP BlackRock Advantage Large Cap Value	AVIP Federated High Income Bond	AVIP Nasdaq-100® Index	AVIP BlackRock Advantage Large Cap Core	AVIP BlackRock Advantage Small Cap Growth
Gross unrealized:
Appreciation	$459,865,652	$ 24,540,552	$ 1,141,045	$ 96,331,038	$ 57,887,943	$ 27,336,267
Depreciation	(29,148,412)	(14,931,185)	(8,266,904)	(3,404,847)	(6,503,637)	(27,703,815)
Net unrealized appreciation (depreciation)	$430,717,240	$ 9,609,367	$ (7,125,859)	$ 92,926,191	$ 51,384,306	$ (367,548)
Aggregate cost of investments:	$751,475,531	$188,482,653	$125,895,833	$167,853,397	$272,713,498	$140,604,485

	AVIP S&P MidCap 400® Index	AVIP BlackRock Advantage Large Cap Growth	AVIP AB Risk Managed Balanced	AVIP Federated Core Plus Bond	AVIP Intech U.S. Low Volatility	AVIP AB Relative Value
Gross unrealized:
Appreciation	$ 83,034,802	$ 89,204,636	$ 121,569,575	$ 53,826,012	$ 67,370,813	$ 14,662,637
Depreciation	(18,318,116)	(3,508,818)	(31,067,803)	(102,409,569)	(23,274,674)	(1,390,999)
Net unrealized appreciation (depreciation)	$ 64,716,686	$ 85,695,818	$ 90,501,772	$ (48,583,557)	$ 44,096,139	$ 13,271,638
Aggregate cost of investments:	$473,997,335	$382,198,031	$1,368,569,183	$ 623,197,339	$617,058,840	$109,208,291

	AVIP iShares Managed Risk Balanced	AVIP iShares Managed Risk Moderate Growth	AVIP iShares Managed Risk Growth	AVIP Moderately Conservative Model	AVIP Balanced Model	AVIP Moderate Growth Model
Gross unrealized:
Appreciation	$ 33,837,982	$ 75,216,816	$ 79,105,321	$ 5,992,900	$ 20,731,329	$ 95,051,133
Depreciation	(5,150,966)	—	—	(17,969,295)	(36,362,297)	(102,917,479)
Net unrealized appreciation (depreciation)	$ 28,687,016	$ 75,216,816	$ 79,105,321	$ (11,976,395)	$ (15,630,968)	$ (7,866,346)
Aggregate cost of investments:	$550,688,120	$415,546,416	$352,854,886	$208,726,033	$792,409,265	$1,489,551,480

AVIP Growth Model
Gross unrealized:
Appreciation	$ 9,981,461
Depreciation	(9,541,819)
Net unrealized appreciation	$ 439,642
Aggregate cost of investments:	$342,843,531

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
The tax character of cash distributions paid to shareholders for the year ended December 31, 2023, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):
	Distributions Paid to Shareholders			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
AVIP Bond	$ 7,069,354	$ —	$ 7,069,354	$ —	$ —
AVIP BlackRock Balanced Allocation	7,063,412	—	7,063,412	—	—
AVIP BlackRock Advantage International Equity	12,519,043	—	12,519,043	—	—
AVIP Fidelity Institutional AM® Equity Growth	—	10,656,713	10,656,713	1,962	(1,962)
AVIP AB Small Cap	—	—	—	(10,841)	10,841
AVIP AB Mid Cap Core	357,918	—	357,918	(589)	589
AVIP S&P 500® Index	13,578,185	47,506,035	61,084,220	(3,052)	3,052
AVIP BlackRock Advantage Large Cap Value	3,872,281	2,121,907	5,994,188	(4,160)	4,160
AVIP Federated High Income Bond	7,303,133	—	7,303,133	—	—
AVIP Nasdaq-100® Index	1,186,637	20,800,506	21,987,143	—	—
AVIP BlackRock Advantage Large Cap Core	3,245,873	1,084,614	4,330,487	—	—
AVIP BlackRock Advantage Small Cap Growth	—	—	—	(22,818)	22,818
AVIP S&P MidCap 400® Index	3,991,694	21,005,889	24,997,583	—	—
AVIP BlackRock Advantage Large Cap Growth	600,783	2,866,359	3,467,142	—	—
AVIP AB Risk Managed Balanced	13,033,001	—	13,033,001	—	—
AVIP Federated Core Plus Bond	13,552,610	—	13,552,610	—	—
AVIP Intech U.S. Low Volatility	8,163,527	—	8,163,527	—	—
AVIP AB Relative Value	1,395,666	—	1,395,666	—	—
AVIP iShares Managed Risk Balanced	6,229,046	—	6,229,046	—	—
AVIP Moderately Conservative Model	8,306,876	7,287,022	15,593,898	—	—
AVIP Balanced Model	37,378,005	48,283,102	85,661,107	—	—
AVIP Moderate Growth Model	85,320,715	123,072,823	208,393,538	—	—
AVIP Growth Model	22,630,537	34,475,800	57,106,337	—	—
* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of cash distributions paid to shareholders for the year ended December 31, 2022, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):
	Distributions Paid to Shareholders			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
AVIP Bond	$ 7,256,311	$ 1,318,114	$ 8,574,425	$ (2)	$ 2
AVIP BlackRock Balanced Allocation	52,633,449	38,505,438	91,138,887	—	—
AVIP BlackRock Advantage International Equity	63,189,251	—	63,189,251	—	—
AVIP Fidelity Institutional AM® Equity Growth	2,974,357	56,344,793	59,319,150	(165,609)	165,609
AVIP AB Small Cap	11,356,613	66,093,164	77,449,777	—	—
AVIP AB Mid Cap Core	2,157,527	36,322,652	38,480,179	—	—
AVIP S&P 500® Index	14,735,083	126,253,087	140,988,170	1	(1)
AVIP BlackRock Advantage Large Cap Value	46,806,403	14,551,138	61,357,541	—	—
AVIP Federated High Income Bond	7,915,615	—	7,915,615	—	—
AVIP Nasdaq-100® Index	1,964,102	79,047,918	81,012,020	1	(1)
AVIP BlackRock Advantage Large Cap Core	52,973,996	41,040,914	94,014,910	—	—
AVIP BlackRock Advantage Small Cap Growth	21,697,461	28,256,764	49,954,225	—	—
AVIP S&P MidCap 400® Index	13,241,962	46,383,692	59,625,654	(1)	1
AVIP BlackRock Advantage Large Cap Growth	11,457,694	23,282,628	34,740,322	1	(1)
AVIP AB Risk Managed Balanced	16,255,630	36,133,754	52,389,384	(3)	3
AVIP Federated Core Plus Bond	9,174,157	291,199	9,465,356	—	—
AVIP Intech U.S. Low Volatility	24,143,362	—	24,143,362	—	—

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AuguStarSM Variable Insurance Products Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2023
	Distributions Paid to Shareholders			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
AVIP AB Relative Value	$ 92,591	$ —	$ 92,591	$ —	$ —
AVIP iShares Managed Risk Balanced	2,755,661	674,403	3,430,064	—	—
AVIP Moderately Conservative Model	4,414,338	14,607,672	19,022,010	—	—
AVIP Balanced Model	19,218,977	76,236,257	95,455,234	—	—
AVIP Moderate Growth Model	35,980,513	173,240,055	209,220,568	—	—
AVIP Growth Model	8,376,893	49,234,647	57,611,540	—	—
* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of consent dividend distributions recognized, as well as other reclassifications of capital accounts due to permanent tax differences for the year ended December 31, 2022, were as follows (in aggregate):
	Consent Dividend Distribution Reclassification			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
AVIP iShares Managed Risk Moderate Growth	$5,677,611	$997,185	$6,674,796	$6,674,796	$(6,674,796)
AVIP iShares Managed Risk Growth	3,906,791	—	3,906,791	3,906,791	(3,906,791)
* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

AuguStarSM Variable Insurance Products Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
    AuguStarSM Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc.):
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Portfolios listed in the Appendix that comprise AuguStarSM Variable Insurance Products Fund, Inc. (each a Portfolio and collectively, the Portfolios), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians, brokers, and transfer agents, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more AuguStarSM Variable Insurance Products Fund, Inc. investment companies since 1969.
Columbus, Ohio
February 16, 2024

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AuguStarSM Variable Insurance Products Fund, Inc.
Report of Independent Registered Public Accounting Firm (Continued)
Appendix
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.
AVIP Bond Portfolio (formerly ON Bond Portfolio)
AVIP BlackRock Balanced Allocation Portfolio (formerly ON BlackRock Balanced Allocation Portfolio)
AVIP BlackRock Advantage International Equity Portfolio (formerly ON BlackRock Advantage International Equity Portfolio)
AVIP Fidelity Institutional AM® Equity Growth Portfolio (formerly ON Fidelity Institutional AM® Equity Growth Portfolio and, prior to July 29, 2023, ON Janus Henderson Forty Portfolio)
AVIP AB Small Cap Portfolio (formerly ON AB Small Cap Portfolio)
AVIP AB Mid Cap Core Portfolio (formerly ON AB Mid Cap Core Portfolio)
AVIP S&P 500® Index Portfolio (formerly ON S&P 500®  Index Portfolio)
AVIP BlackRock Advantage Large Cap Value Portfolio (formerly ON BlackRock Advantage Large Cap Value Portfolio)
AVIP Federated High Income Bond Portfolio (formerly ON Federated High Income Bond Portfolio)
AVIP Nasdaq-100® Index Portfolio (formerly ON Nasdaq-100® Index Portfolio)
AVIP BlackRock Advantage Large Cap Core Portfolio (formerly ON BlackRock Advantage Large Cap Core Portfolio)
AVIP BlackRock Advantage Small Cap Growth Portfolio (formerly ON BlackRock Advantage Small Cap Growth Portfolio)
AVIP S&P MidCap 400® Index Portfolio (formerly ON S&P MidCap 400® Index Portfolio)
AVIP BlackRock Advantage Large Cap Growth Portfolio (formerly ON BlackRock Advantage Large Cap Growth Portfolio)
AVIP AB Risk Managed Balanced Portfolio (formerly ON Risk Managed Balanced Portfolio)
AVIP Federated Core Plus Bond Portfolio (formerly ON Federated Core Plus Bond Portfolio)
AVIP Intech U.S. Low Volatility Portfolio (formerly ON U.S. Low Volatility Portfolio)
AVIP AB Relative Value Portfolio (formerly ON AB Relative Value Portfolio)
AVIP iShares Managed Risk Balanced Portfolio (formerly ON iShares Managed Risk Balanced Portfolio)
AVIP Moderately Conservative Model Portfolio (formerly ON Moderately Conservative Model Portfolio)
AVIP Balanced Model Portfolio (formerly ON Balanced Model Portfolio)
AVIP Moderate Growth Model Portfolio (formerly ON Moderate Growth Model Portfolio)
AVIP Growth Model Portfolio (formerly ON Growth Model Portfolio)
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2023 and for the period October 14, 2022 (commencement of operations) through December 31, 2022.
AVIP iShares Managed Risk Moderate Growth Portfolio (formerly ON iShares Managed Risk Moderate Growth Portfolio)
AVIP iShares Managed Risk Growth Portfolio (formerly ON iShares Managed Risk Growth Portfolio)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information	December 31, 2023 (Unaudited)
(1)Review and Approval of Investment Advisory and Sub-Advisory Agreements
At a meeting held on November 17, 2023, the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of AuguStarSM Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc.) (the “Fund”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Ohio National Investments, Inc. (“ONI” or “Adviser”) and, as applicable, the sub-advisory agreement (each a “Sub-Advisory Agreement”) with the sub-adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for the Portfolios identified below.  The Directors noted that they approved an amendment to the Advisory Agreement between the Fund and the Adviser and approved a new Sub-Advisory Agreement between the Adviser and FIAM LLC for the AVIP Fidelity Institutional AM® Equity Growth Portfolio (formerly ON Fidelity Institutional AM® Equity Growth Portfolio and, prior to July 29, 2023, ON Janus Henderson Forty Portfolio) at a meeting held on May 22, 2023, and those agreements were not required to be considered at this meeting. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.
The Directors noted that the Adviser is responsible for monitoring the investment performance and other activities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”).  The Directors further noted that for those Portfolios operating as “funds of funds,” the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by Rule 12d1-4 under the Investment Company Act of 1940, as amended.  They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly.  The Directors reviewed the compliance and operational services provided to the Portfolios by the Adviser, which includes implementing and operating the Fund’s Liquidity Risk Management and Derivatives Risk Management programs and overseeing the valuation of portfolio securities. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expense accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the Advisory Agreement and Sub-Advisory Agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following:  (1) performance data for each Portfolio for various time periods, including year-to-date, through September 30, 2023, (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Portfolio’s Morningstar category (a “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory and sub-advisory fees were located in the dispersion of its peer group’s advisory and sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) other comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its peer group; (6) a profitability analysis for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable.  The Directors also took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year.  They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.
The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the Advisory Agreement and Sub-Advisory Agreement review process.  The Independent Directors discussed the proposed continuations in a private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present.  Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each Sub-Advisory Agreement.
Nature, Extent and Quality of Services
The Directors evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser.  As part of their review, the Directors reviewed information regarding the Adviser’s operations, procedures, and personnel.  The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties.  The Directors considered the capabilities and resources that the Adviser

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program, and providing other support to contract owners.  The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.
For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds.  The Directors noted the Adviser’s statements at the meeting that it performs regular reviews of each Portfolio and its underlying funds in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well.
For each Portfolio subject to a Sub-Advisory Agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser.  In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices.  The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser.  The Directors determined that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.
Investment Performance
Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the year-to-date, 1-, 3- and 5-year periods ended September 30, 2023, to the extent relevant, as compared to each Portfolio’s peer group and prospectus benchmark(s).  The Adviser also provided custom blended benchmarks for certain Portfolios.  The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues.  The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks.  A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.
Fees and Expenses
The Directors considered a summary document showing the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s peer group and the Portfolio’s percentile ranking within the peer group.  The Directors also considered separate charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group.  The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio.  The Directors also reviewed the difference between each Portfolio’s overall expense ratio and that of its peer group, as well as the expense ratio’s percentile ranking within the peer group.  For these purposes, the peer groups excluded funds with net assets over $1 billion (unless the Portfolio against which the peer group is compared has net assets over $1 billion), all funds identified as a fund-of-funds, and for all Portfolios other than the AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio and the AVIP Nasdaq-100® Index Portfolio, all index funds.  Non-index funds were excluded from the Morningstar Peer Group for the AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio, and the AVIP Nasdaq-100® Index Portfolio.  Fund of funds consisting of exchange traded funds “(ETFs”) were excluded from the peer groups for the AVIP Moderately Conservative Model, AVIP Balanced Model, AVIP Moderate Growth Model and AVIP Growth Model.
When applicable, the Directors considered the amount of the net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.
When applicable, the Directors also considered the fees paid to Sub-Advisers.  The Directors relied to a degree on the Adviser’s negotiation of each sub-advisory agreement at an arm’s-length basis.  The Directors considered the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios.  The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.
Profitability
The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio.  The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers.  The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio.  The Directors took into account the fact that the Adviser had contractually agreed, where applicable, to limit Portfolio expenses and reimburse

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount.  The Directors further considered the statement of a representative of the Adviser that the profitability calculations account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions).  The Directors discussed that if the Adviser’s efficiency results in enhanced profitability, the Adviser’s effective use of resources should not be penalized on a comparative basis.
In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser.  The Directors also noted that the Adviser is incentivized to negotiate a favorable sub-advisory fee since it was the Adviser, not the Portfolio, which paid the sub-advisory fee.  The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level.  The Board concluded that the profitability, fees, and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be material factors in its deliberations.
After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.
Economies of Scale
The Directors noted that all of the advisory and sub-advisory fee schedules, other than those for the AVIP Moderately Conservative Model Portfolio, AVIP Moderate Growth Portfolio, AVIP Growth Portfolio and AVIP Balanced Portfolio (collectively, the “AVIP Model Portfolios”), contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase.  The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increased over time proportionately more than certain other expenses.  The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups.  After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.
In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses.  Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2023.
AVIP Bond Portfolio (Adviser – ONI).  The Directors noted that the Portfolio outperformed the benchmark for all periods except the 5-year period and outperformed its peer group for all periods.  The Directors noted that the Portfolio’s advisory fee was slightly higher than the peer group average while its net expense ratio was below the peer group average.  Overall, the Board concluded that the Portfolio’s performance was acceptable, and its advisory fee was reasonable.
AVIP BlackRock Balanced Allocation Portfolio (Adviser – ONI, Sub-Adviser – BlackRock).  The Directors acknowledged that performance before February 2019 was attributable to the prior sub-adviser.  They observed that the Portfolio underperformed its benchmark index for all periods, which they noted did not reflect the balanced nature of the Portfolio.  The Directors observed that the Portfolio outperformed its blended benchmark for the year-to-date and 1-year periods and outperformed its peer group for all periods.  The Directors noted that both the Portfolio’s advisory fee and net expense ratio were below the peer group averages.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP BlackRock Advantage International Equity Portfolio, (Adviser – ONI, Sub-Adviser – BlackRock).  The Directors focused on the year-to-date, 1-year and 3-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-adviser.  The Directors observed that the Portfolio outperformed its peers and benchmark for the year-to-date, 1-year, 3-year and 5-year periods and reported that the portfolio’s advisory fee and net expense ratio were both below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP AB Small Cap (Adviser – ONI, Sub-Adviser – AB).  The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2021 was attributable to the prior sub-adviser.  The Directors noted that the Portfolio outperformed its benchmark index for the year-to-date and one-year periods and its peer group for the 1-year period and 3-year periods, The Directors also noted that Adviser’s comments regarding the Portfolio’s upside participation and downside protection.  The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages.  Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee was reasonable.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
AVIP AB Mid Cap Core (Adviser – ONI, Sub-Adviser – AB).  The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2021 was attributable to the prior sub-adviser.  The Directors noted that the Portfolio underperformed its benchmark for all periods and underperformed its peer group for all but the 3-year period.  The Directors noted that the Adviser attributed the underperformance to an overweight in value stocks and the fact that the mid cap market in general underperformed over the same period.  The Directors noted that based on the long-term performance of the strategy, the Adviser expects performance to improve over time.  The Directors concluded that the Portfolio’s performance was understandable, and the sub-adviser has not had enough time to see improved performance, but that the performance should be monitored.  The Directors observed that the Portfolio’s advisory fee was on par with its peer group and the expense ratio was below the peer group average.  The Directors concluded that the advisory fee was reasonable.
AVIP S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode).  The Directors observed that while the Portfolio underperformed its benchmark index across all periods, it outperformed its peer group for the 1-year, 3-year and 5-year periods, and its performance generally was in line with the index when expenses were excluded.  The Directors noted that peer group performance data for index funds was generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio.  The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP BlackRock Advantage Large Cap Value Portfolio (Adviser – ONI, Sub-Adviser –BlackRock).  The Directors focused on the year-to-date, 1-year and 3-year periods for the Portfolio as the performance prior to December 2019 was attributable to the prior sub-adviser.  The Directors considered that the Portfolio outperformed its benchmark and peer group over the year-to-date, 1-year and 5-year periods. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average and that the Portfolio’s expense ratio was below the peer group average.  Overall, the Board concluded that the Portfolio’s performance bore monitoring and that its advisory and sub-advisory fees were reasonable.
AVIP Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated).  The Directors observed that while the Portfolio underperformed its benchmark in all periods shown, it outperformed its peer group for the year-to-date, 1-year and 5-year periods.  The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was in line with the peer group average.  The Adviser attributed the relatively higher fees to the higher research and trading costs associated with managing a relatively small high-yield portfolio.  Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.
AVIP Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode).  The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance generally was in line with the index when expenses were excluded.  The Directors noted that the Portfolio outperformed its peer group across all periods but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance.  The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP BlackRock Advantage Large Cap Core Portfolio (Adviser – ONI, Sub-Adviser – BlackRock).   The Directors acknowledged that performance prior to February 2019 was attributable to the prior sub-adviser and focused on the Portfolio’s year-to-date, 1-year and 3-year performance.  They observed that although the Portfolio underperformed its benchmark index for all periods, its performance is improving, and it outperformed its peer group for the year-to-date and 1-year periods.  The Directors considered that the Portfolio’s advisory fee was in line with the peer group average and its net expense ratio was below the peer group average.  Overall, the Directors concluded that the Portfolio’s performance bore monitoring and that the advisory and sub-advisory fees were reasonable.
AVIP BlackRock Advantage Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock).   The Directors acknowledged that the Portfolio’s performance prior to February 2019 was attributable to the previous sub-advisor.  They observed that the Portfolio outperformed its benchmark index for all periods and its peer group for the year-to-date, 1-year and 3-year periods. The Directors noted that the Portfolios advisory fee and net expense ratio were both below the peer group average.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode).  The Directors acknowledged that while the Portfolio underperformed its benchmark index, its performance generally was in line with the benchmark index when expenses were excluded.  The Directors noted that the Portfolio outperformed its peer group across all periods but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
Portfolio.   The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP BlackRock Advantage Large Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock).  The Directors recognized that the Portfolio’s performance prior to February 2019 was attributable to the prior sub-adviser.  They observed that the Portfolio underperformed its benchmark for all periods but outperformed its peer group for the year-to-date and 3-year periods.   The Directors noted the Adviser’s view that the Portfolio performed slightly better than other large cap growth portfolios because it has marginally less exposure to growth stocks.  The Directors noted that the Portfolio’s advisory fee and net expense ratios were below the peer group averages.  Overall, the Directors concluded that the Portfolio’s performance was acceptable, and the advisory fee and sub-advisory fees were reasonable.
AVIP AB Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Adviser – AB).   The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2020 was attributable to the prior sub-adviser.  The Directors noted that the Portfolio trailed the benchmark and underperformed the peer group for the year-to-date and 1-year periods.  The Directors observed that the Portfolio’s primary benchmark, the S&P 500® Index , does not reflect the balanced nature of the Portfolio.  The Directors reviewed performance versus a balanced benchmark, which showed improved performance.  The Directors also noted the Portfolio is expected to underperform in a rapidly rising interest rate environment.  The Directors noted that the Portfolio’s advisory fee was higher than its peer group’s average but considered that the Portfolio contains a risk management overlay, which adds complexity and additional management expense.  The Directors also noted that the Portfolio’s net expense ratio was below its peer group average.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP Federated Core Plus Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated).  The Directors recalled that the Portfolio commenced operations in May 2020.  The Directors observed that the Portfolio outperformed its benchmark and peer group for the 3-year period and slightly underperformed its benchmark and peer group for the other periods.  The Directors considered that the underperformance relative to the benchmark was within the range of Portfolio’s net expenses and noted that the benchmark index does not have expenses.  The Directors further noted that the Portfolio’s advisory fee was on par with the peer group while its net expense ratio was below the peer group average.  Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP Intech U.S. Low Volatility Portfolio (Adviser – ONI, Sub-Adviser – Intech).  The Directors acknowledged that they initially approved the sub-advisory agreement on May 13, 2022, and therefore did not need to review it at this time.  The Directors also acknowledged that the Portfolio had limited performance information.  They noted that the Portfolio underperformed the benchmark and peer group average for all periods, which the Adviser attributed to the smaller capitalization companies held by the Portfolio.   The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average.  Overall, the Directors concluded that the Portfolio’s performance bore monitoring and that the advisory fees were reasonable.
AVIP AB Relative Value Portfolio (Adviser – ONI, Sub-Adviser – AB).  The Directors acknowledged that they initially approved the sub-advisory agreement on August 20, 2021, and therefore did not need to review it at this time.  The Directors also acknowledged that the Portfolio launched in December 2021 and had a limited operating history.  The Directors noted that the Portfolio outperformed the benchmark and peer group for the year-to-date and 1-year periods.  The Directors noted that the Portfolio’s advisory fee was below the peer group average, and the Portfolio’s expense ratio was below the peer group average.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fees were reasonable.
AVIP iShares Managed Risk Balanced Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that the Portfolio launched in June 2021 and had only a limited operating history.  The Directors noted that while the Portfolio underperformed its prospectus benchmark, it performed in line with its blended benchmark and outperformed its peers for the year-to-date period and 1-year period.  The Directors observed that the Portfolio’s advisory fee was above the peer group average, but noted the Adviser’s comments that the Portfolio’s peer group is non-homogeneous and contains funds with very low advisory fees.  The Directors noted that the advisory fees payable by the iShares Portfolios were within the range of fees payable by the iShares Portfolios’ peer groups and included fee breakpoints.  The Directors observed that the Portfolio’s net expense ratio was below the peer group average.  The Directors considered that the Adviser plans to evaluate fees as the Portfolio gains scale.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
AVIP iShares Managed Risk Moderate Growth Portfolio and AVIP iShares Managed Risk Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock).  The Directors acknowledged that these Portfolios commenced operations in October 2022 and therefore, do not yet have a full year performance history.  The Directors noted that while the Portfolios underperformed their

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
prospectus benchmarks, they performed in line with their blended benchmarks and outperformed their peers for the year-to-date period.  The Directors observed that each Portfolio’s advisory fee was above the peer group average, but noted the Adviser’s comments that each Portfolio’s peer group is non-homogeneous and contains funds with very low advisory fees.  The Directors observed that each Portfolio’s net expense ratio was below the peer group average.  The Directors considered that the Adviser plans to evaluate fees as the Portfolios gain scale.  The Directors noted that the advisory fees payable by the iShares Portfolios were within the range of fees payable by the iShares Portfolios’ peer groups and included fee breakpoints. Overall, the Directors concluded that the advisory and sub-advisory fees were reasonable.
AVIP Moderately Conservative Model (Adviser – ONI).  The Directors noted that the Portfolio outperformed its benchmark index for all periods and the peer group for the year-to-date and 1-year periods.  The Directors observed that the Portfolio’s advisory fee was higher than the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group.  The Directors noted that the Adviser was evaluating the advisory fee.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
AVIP Balanced Model (Adviser – ONI).  The Directors observed that while the Portfolio outperformed its benchmark index for all periods, it underperformed the peer group for the year-to-date and 3-year periods.  The Directors noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report, was lower than the average of its peer group.  The Directors noted that the Adviser was evaluating the advisory fee.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
AVIP Moderate Growth Model (Adviser – ONI).  The Directors observed that while the Portfolio generally performed well, it underperformed its benchmark index for the 3-year period and the peer group average for the year-to-date period.  The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group.  The Directors noted that the Adviser was evaluating the advisory fee.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
AVIP Growth Model (Adviser – ONI).  The Directors observed that while the Portfolio underperformed its benchmark index for the 3-year period and its peer group average for the for the year-to-date and 3-year periods, it outperformed the benchmark for the year-to-date and 1-year periods and the peer group for the 1-year period.  The Directors also noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average as reported in the annual shareholder report and was lower than the average of its peer group.  Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and, as applicable, the Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above:  (1) the Adviser and the Sub-Advisers demonstrated that they possessed the capability and resources to perform the duties required of them under the Advisory Agreement and applicable Sub-Advisory Agreement(s), respectively; (2) the investment philosophy, strategies and techniques of the Adviser (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investment objective; (3) the Adviser (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (4) the Adviser and the Sub-Advisers maintained appropriate compliance programs.  Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Advisory Agreement and, as applicable, the Sub-Advisory Agreements was in the best interests of the Portfolios and their shareholders.  Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Advisory Agreement and, as applicable, the Sub-Advisory Agreements for the Portfolios.
(2)Expense Disclosure
An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ALIC, ALAC, and NSLA.  Separate accounts of these entities are the shareholders of the Fund.
As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2023 and held through December 31, 2023.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
Actual Expenses
The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.
Portfolio	Beginning Investment Value 7/1/2023	Ending Investment Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023	Expense Ratio During Period 7/1/2023 – 12/31/2023 (Annualized)
AVIP Bond	$1,000.00	$1,050.50	$3.15	0.61%
AVIP BlackRock Balanced Allocation	$1,000.00	$1,075.30	$2.93	0.56%
AVIP BlackRock Advantage International Equity	$1,000.00	$1,053.40	$4.50	0.87%
AVIP Fidelity Institutional AM® Equity Growth	$1,000.00	$1,105.80	$4.41	0.83%
AVIP AB Small Cap	$1,000.00	$1,055.00	$4.45	0.86%
AVIP AB Mid Cap Core	$1,000.00	$1,072.00	$4.75	0.91%
AVIP S&P 500® Index	$1,000.00	$1,077.50	$1.99	0.38%
AVIP BlackRock Advantage Large Cap Value	$1,000.00	$1,076.40	$3.87	0.74%
AVIP Federated High Income Bond	$1,000.00	$1,073.10	$4.49	0.86%
AVIP Nasdaq-100® Index	$1,000.00	$1,110.40	$2.29	0.43%
AVIP BlackRock Advantage Large Cap Core	$1,000.00	$1,082.50	$3.62	0.69%
AVIP BlackRock Advantage Small Cap Growth	$1,000.00	$1,065.60	$4.48	0.86%
AVIP S&P MidCap 400® Index	$1,000.00	$1,063.50	$2.08	0.40%
AVIP BlackRock Advantage Large Cap Growth	$1,000.00	$1,099.80	$3.76	0.71%
AVIP AB Risk Managed Balanced	$1,000.00	$1,060.40	$4.41	0.85%
AVIP Federated Core Plus Bond	$1,000.00	$1,033.10	$2.92	0.57%
AVIP Intech U.S. Low Volatility	$1,000.00	$1,012.10	$3.09	0.61%
AVIP AB Relative Value	$1,000.00	$1,078.40	$3.82	0.73%
AVIP iShares Managed Risk Balanced	$1,000.00	$1,052.40	$3.05	0.59%
AVIP iShares Managed Risk Moderate Growth	$1,000.00	$1,055.80	$3.06	0.59%
AVIP iShares Managed Risk Growth	$1,000.00	$1,064.70	$3.07	0.59%
AVIP Moderately Conservative Model	$1,000.00	$1,051.70	$2.38	0.46%
AVIP Balanced Model	$1,000.00	$1,056.70	$2.33	0.45%
AVIP Moderate Growth Model	$1,000.00	$1,062.20	$2.18	0.42%
AVIP Growth Model	$1,000.00	$1,066.20	$2.29	0.44%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing mutual fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Portfolio	Beginning Investment Value 7/1/2023	Ending Investment Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023	Expense Ratio During Period 7/1/2023 – 12/31/2023 (Annualized)
AVIP Bond	$1,000.00	$1,022.13	$3.11	0.61%

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
Portfolio	Beginning Investment Value 7/1/2023	Ending Investment Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023	Expense Ratio During Period 7/1/2023 – 12/31/2023 (Annualized)
AVIP BlackRock Balanced Allocation	$1,000.00	$1,022.38	$2.85	0.56%
AVIP BlackRock Advantage International Equity	$1,000.00	$1,020.82	$4.43	0.87%
AVIP Fidelity Institutional AM® Equity Growth	$1,000.00	$1,021.02	$4.23	0.83%
AVIP AB Small Cap	$1,000.00	$1,020.87	$4.38	0.86%
AVIP AB Mid Cap Core	$1,000.00	$1,020.62	$4.63	0.91%
AVIP S&P 500® Index	$1,000.00	$1,023.29	$1.94	0.38%
AVIP BlackRock Advantage Large Cap Value	$1,000.00	$1,021.48	$3.77	0.74%
AVIP Federated High Income Bond	$1,000.00	$1,020.87	$4.38	0.86%
AVIP Nasdaq-100® Index	$1,000.00	$1,023.04	$2.19	0.43%
AVIP BlackRock Advantage Large Cap Core	$1,000.00	$1,021.73	$3.52	0.69%
AVIP BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.87	$4.38	0.86%
AVIP S&P MidCap 400® Index	$1,000.00	$1,023.19	$2.04	0.40%
AVIP BlackRock Advantage Large Cap Growth	$1,000.00	$1,021.63	$3.62	0.71%
AVIP AB Risk Managed Balanced	$1,000.00	$1,020.92	$4.33	0.85%
AVIP Federated Core Plus Bond	$1,000.00	$1,022.33	$2.91	0.57%
AVIP Intech U.S. Low Volatility	$1,000.00	$1,022.13	$3.11	0.61%
AVIP AB Relative Value	$1,000.00	$1,021.53	$3.72	0.73%
AVIP iShares Managed Risk Balanced	$1,000.00	$1,022.23	$3.01	0.59%
AVIP iShares Managed Risk Moderate Growth	$1,000.00	$1,022.23	$3.01	0.59%
AVIP iShares Managed Risk Growth	$1,000.00	$1,022.23	$3.01	0.59%
AVIP Moderately Conservative Model	$1,000.00	$1,022.89	$2.35	0.46%
AVIP Balanced Model	$1,000.00	$1,022.94	$2.29	0.45%
AVIP Moderate Growth Model	$1,000.00	$1,023.09	$2.14	0.42%
AVIP Growth Model	$1,000.00	$1,022.99	$2.24	0.44%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing mutual fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
(3)Other Federal Tax Information
For corporate shareholders, the percentages of the total ordinary income dividends paid in 2023, and ordinary income consent dividends that were incurred for the 2023 tax year, that qualify for the corporate dividends received deduction are as follows:
AVIP Bond	0.00%
AVIP BlackRock Balanced Allocation	68.06%
AVIP BlackRock Advantage International Equity	0.00%
AVIP Fidelity Institutional AM® Equity Growth	0.00%
AVIP AB Small Cap	0.00%
AVIP AB Mid Cap Core	100.00%
AVIP S&P 500® Index	100.00%
AVIP BlackRock Advantage Large Cap Value	100.00%
AVIP Federated High Income Bond	0.00%
AVIP Nasdaq-100® Index	100.00%
AVIP BlackRock Advantage Large Cap Core	100.00%
AVIP BlackRock Advantage Small Cap Growth	0.00%
AVIP S&P MidCap 400® Index	100.00%
AVIP BlackRock Advantage Large Cap Growth	100.00%
AVIP AB Risk Managed Balanced	42.29%
AVIP Federated Core Plus Bond	0.00%
AVIP Intech U.S. Low Volatility	100.00%
AVIP AB Relative Value	100.00%
AVIP iShares Managed Risk Balanced	25.43%
AVIP iShares Managed Risk Moderate Growth	0.00%
AVIP iShares Managed Risk Growth	0.00%
AVIP Moderately Conservative Model	11.66%
AVIP Balanced Model	11.96%
AVIP Moderate Growth Model	13.06%
AVIP Growth Model	12.73%

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2023:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
AVIP BlackRock Advantage International Equity	$1,046,480	$0.0449	90.22%
AVIP iShares Managed Risk Balanced	$ 266,927	$0.0044	14.81%
AVIP iShares Managed Risk Moderate Growth	$ 332,098	$0.0082	23.47%
AVIP iShares Managed Risk Growth	$ 414,628	$0.0118	35.56%
AVIP Moderately Conservative Model	$ 46,087	$0.0025	4.54%
AVIP Balanced Model	$ 315,579	$0.0044	8.97%
AVIP Moderate Growth Model	$ 709,669	$0.0052	13.85%
AVIP Growth Model	$ 222,227	$0.0071	20.93%
Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.
(4)Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the SEC adopted Rule 22e-4 under the 40 Act, the Investment Company Liquidity Risk Management Programs Rule.  This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments.  Additionally, the SEC adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Board approved the Fund’s LRMP at its regular meeting on August 17, 2018, including the appointment of ONI as the administrator of the LRMP.  At the Board’s regular meeting on August 11, 2023, ONI provided an annual report to the Board on the operation and effectiveness of the LRMP.  ONI manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis.  To assist with the classification of Fund investments, ONI has contracted with a third party provider of liquidity monitoring services.  ONI supplies this provider with portfolio-level data and certain assumptions as to reasonably anticipated trading sizes and significant price impacts, which it then uses to determine preliminary classifications.  Once these preliminary classifications are received, ONI personnel review the information and compare it to classifications provided by Fund sub-advisers in determining final classifications.
The LRMP effectively managed the Fund’s liquidity risks throughout the period.  During this period, no Portfolio held less than 96% of its total net assets in highly liquid investments.  Because every Portfolio consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any portfolio, and all were well under their illiquid investment limitations.  Additionally, no events that would require the filing of From N-LIQUID occurred.
(5)Other Disclosures
The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.augustarfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).
A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC's website at http://www.sec.gov.
The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Additional Information (Continued)	December 31, 2023 (Unaudited)
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

AuguStarSM Variable Insurance Products Fund, Inc.
Information about Directors and Officers	December 31, 2023 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors
Christopher A. Carlson One Financial Way Cincinnati, Ohio	64	Chair and Director, Member of Audit and Independent Directors Committees	Indefinite; Since July 2020	25	President/Vice Chair and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).
Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	69	Director, Chair of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010 - Present), General Partner: H Ventures LLC (2020 - 2021); Director: ALLETE, Inc. (2004 - Present).
Geoffrey Keenan One Financial Way Cincinnati, Ohio	65	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President - Asset Management Operations: Acrisure LLC (May 2021 - December 2021); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).
Lawrence L. Grypp One Financial Way Cincinnati, Ohio	75	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	Senior Business Advisor and Board Member (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).
Julia W. Poston One Financial Way Cincinnati, Ohio	63	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	25	Partner; Ernst & Young LLP (June 2002 – June 2020); Independent Trustee: The Royce Funds (16 Portfolios) (August 2023 - Present); Independent Trustee: The James Advantage Funds (4 Portfolios) (August 2022 - Present); Director: Al. Neyer Corp. (August 2020 - Present); Director: Master Chemical Corp. (August 2021 - Present).
Officers
Thomas G. Mooney One Financial Way Cincinnati, Ohio	41	Interim President	Indefinite; Since March 2023		Vice President: ONI (February 2023 – Present); Mutual Fund Analyst Officer: ALIC (February 2023 – Present); Fund Evaluation Analyst: ALIC (July 2022 – February 2023); Full-time Parent (November 2017 – July 2022).
R. Todd Brockman One Financial Way Cincinnati, Ohio	55	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Fund Operations: ALIC and NSLA (February 2014 - Present); Treasurer: ONI (2004 - Present).
Kimberly A. Plante One Financial Way Cincinnati, Ohio	49	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ALIC (November 2017 - Present); Secretary: ONI; Officer of various other Constellation Insurance-affiliated companies.

(continued)

AuguStarSM Variable Insurance Products Fund, Inc.
Information about Directors and Officers (Continued)	December 31, 2023 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Keith Dwyer One Financial Way Cincinnati, Ohio	51	Chief Compliance Officer	Indefinite; Since August 2016		Vice President, Fund Compliance: ALIC (January 2022 - Present); Second Vice President, Fund Compliance: ALIC (August 2016 - January 2022); Chief Compliance Officer: ONI and other Constellation Insurance-affiliated companies (August 2016 - Present).
Daniel P. Leming One Financial Way Cincinnati, Ohio	38	Operations Officer and Assistant Treasurer	Indefinite; Since March 2016		Assistant Vice President; Mutual Fund Operations: ALIC (December 2020 - Present); Director, Fund Operations and Analysis: ALIC (July 2018 - December 2020).
Timothy A. Abbott One Financial Way Cincinnati, Ohio	51	Assistant Secretary	Indefinite; Since February 2022		Assistant Counsel: ALIC (February 2023 - Present); Senior Attorney: ALIC (March 2021 – February 2023); Compliance Consultant: ALIC (January 2017 – March 2021); Officer of various other Constellation Insurance-affiliated companies (June 2021 – Present).
Matthew J. Donlan One Financial Way Cincinnati, Ohio	33	Financial Reporting Officer	Indefinite; Since February 2023		Director, Mutual Fund Financial Reporting: ALIC (June 2021 – Present); Assistant Director, Mutual Fund Financial Reporting: ALIC (January 2020 – June 2021); Mutual Fund Reporting Manager: ALIC (May 2017 – December 2019).

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(b) Not applicable.
Item 2.	Code Of Ethics.
As of the end of the period covered by this report, AuguStarSM Variable Insurance Products Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, uponrequest, by calling 877-781-6392 toll free.
Item 3.	Audit Committee Financial Expert.
The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.
Item 4.	Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.
Audits of the Portfolios:

Fiscal year ended December 31, 2023:	$380,500
Fiscal year ended December 31, 2022:	$401,095
(b)	Audit-Related Fees.
Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:

Fiscal year ended December 31, 2023:	$15,500
Fiscal year ended December 31, 2022:	$10,500
(c)	Tax Fees.

Fiscal year ended December 31, 2023:	$40,979
Fiscal year ended December 31, 2022:	$35,433
(d)	All Other Fees. None.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2023 and 2022, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not Applicable.
(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.
(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
(i)	Not Applicable.
(j)	Not Applicable.
Item 5.	Audit Committee Of Listed Registrants.
Not Applicable.
Item 6.	Investments.
Not Applicable.
Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11.	Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not Applicable.
Item 13.	Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by
Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.
(a)(3)	The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
AuguStarSM Variable Insurance Products Fund, Inc.
By:	/s/ Thomas G. Mooney
Thomas G. Mooney
Interim President
(Principal Executive Officer)
Date:	March 6, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Thomas G. Mooney
Thomas G. Mooney
Interim President
(Principal Executive Officer)
Date:	March 6, 2024
By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
Date:	March 6, 2024